                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4781

                      SENTINEL PENNSYLVANIA TAX-FREE TRUST

                 National Life Drive, Montpelier, Vermont 05604

                            Sentinel Advisors Company
                 National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3900

Date of fiscal year end: November 30, 2004

Date of reporting period: November 30, 2004

ITEM 1. REPORT TO SHAREHOLDERS

                                 Sentinel Funds

                                 Annual Report

                               November 30, 2004

                                   [GRAPHIC]

[LOGO] Sentinel Group Funds, Inc. (SGF)

Sentinel Pennsylvania
Tax-Free Trust (PA)

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND(3863)

--------------------------------------------------------------------------------
Table of Contents

  2 Message to Shareholders
  4 Understanding your Sentinel Funds Financial Statements
  5 Fund Performance
  6 Actual and Hypothetical Expenses for Comparison Purposes
  9 Sentinel Investment Team
 10 Sentinel Flex Cap Opportunity Fund
 13 Sentinel Small Company Fund
 16 Sentinel Mid Cap Growth Fund
 19 Sentinel Core Mid Cap Fund
 21 Sentinel International Equity Fund
 25 Sentinel Growth Index Fund
 29 Sentinel Common Stock Fund
 32 Sentinel Balanced Fund
 37 Sentinel High Yield Bond Fund
 42 Sentinel Capital Markets Income Fund
 48 Sentinel Bond Fund
 51 Sentinel Tax-Free Income Fund
 53 Sentinel New York Tax-Free Income Fund
 55 Sentinel Pennsylvania Tax-Free Trust
 57 Sentinel Government Securities Fund
 59 Sentinel Short Maturity Government Fund
 64 Sentinel U.S. Treasury Money Market Fund
 66 Statement of Assets and Liabilities
 70 Statement of Operations
 72 Statement of Changes on Net Assets
 78 Financial Highlights
 86 Notes to Financial Statements
 94 Report of Independent Registered Public Accounting Firm
 95 Information and Services for Shareholders
 98 Directors/Trustees and Officers
103 A Brief History

On the cover:
In The Good Old Summertime...

Sparkling centerpieces of almost every town square, Vermont gazebos offer strollers quick shelter from showers, and musicians of all levels of virtuosity an acoustic arena from which to perform on summer evenings. Their designs typically reflect the character of the towns they grace. This original oil by Douglas Fryer, shows Bristol, Vermont's variation on this timeless theme, built in 1937.

Message to Shareholders

     [PHOTO]              [PHOTO]
Thomas H. MacLeay   Kenneth R. Ehinger
Chairman            President

Dear Shareholder:

We are pleased to submit our annual report for the twelve months ending November 30, 2004.

The Economy

A steady flow of positive economic news at the beginning of 2004 helped to produce real GDP growth of 4.5% in the first quarter. Since that time, the pace of growth seems to have settled in at a fairly steady 3% to 4% rate. Employment growth continued at a sluggish pace during most of the fiscal year, with the exception of a strong month of October, as continued gains in productivity allowed employers to maintain production without adding a large number of new workers.

     While employment growth was less than spectacular, that growth, along with continued gains in real disposable income and low interest rates, allowed consumer spending to remain steady. Although auto sales softened at mid year, demand for housing remained strong as affordability measures for housing remained at high levels.

     A year ago we predicted corporate profit growth of 10% to 15% during 2004. Earnings growth actually exceeded that pace during the first half of the calendar year and is likely to finish up 15% to 20% for the full year. Corporate profits are once again near all time highs on both an absolute basis and as a percentage of GDP.

     Although oil prices surged from $30 a barrel a year ago to over $55 a barrel in November, the impact on consumer spending and corporate profits was limited. One explanation for this is that energy costs represent a smaller share of household purchases and business input costs than they did in the 1970s.

     Barring an unexpected event, it seems likely that economic growth will slow slightly in 2005 to a range of 3.0% to 3.5% as the Federal Reserve continues to raise short-term interest rates. Consumers are also likely to feel some pressure to cut back spending in order to rebuild household savings rates from historically low levels.

The Financial Markets

Equity Markets

The stock market started the fiscal year on a strong note as investors correctly anticipated that earnings reports for the first two quarters of 2004 would be very strong. The market then moved lower during the February-August period due to concerns about rising interest rates, higher energy prices, the weak U.S. dollar, and uncertainty about the presidential election.

     The market bottomed in mid-August following a spate of downward earnings revisions for the second half of 2004 from corporate managers. Economic growth actually picked up during the third quarter, however, to a 3.7% pace and profit growth remained strong. The decisive election results and strong employment growth in October led to a strong market rally in the last two months of the fiscal year.

     For the fiscal year ending November 30, 2004, the S&P 500 Index gained 12.8%, the Dow Jones Industrial Average was up 8.8% and the NASDAQ gained 7.5%. In general, small stocks performed better than large stocks and value stocks outperformed growth stocks.

     Sentinel's equity funds enjoyed solid gains during the 12-month period. The funds showing the largest gains were the Sentinel International Equity Fund, which was up 24.6%, the Sentinel Small Company Fund, up 17.5%, and the Sentinel Common Stock Fund, which was up 13.2% for the period.

     The Sentinel Balanced Fund earned a 10.1% return, the Sentinel Mid Cap Growth Fund earned 9.8%, The Sentinel Capital Markets Income Fund was up 9.6%, the Sentinel Growth Index Fund was up 6.0%, and the Sentinel Flex Cap Opportunity Fund earned a 5.8% return.

     The gains in stock prices this year have left the market's valuation levels at just about the same position as a year ago, selling once again at about 17 times estimated earnings for a year ahead. This price-earnings level appears to be justified given the relatively low level of interest rates, inflation, and dividend and capital gains tax rates.

     Our outlook calls for corporate earnings to increase 8% to 12% over the next twelve months as the economic recovery continues at a 3% to 4% rate. While the market's price/earnings multiple could contract if interest rates rise more than expected over that period, companies that produce exceptional earnings gains should deliver solid returns. One significant positive factor to keep in mind for the year ahead is that corporate balance sheets are now stronger than they have been in some time. This fact makes it more likely that investors will benefit from significant increases in dividends and share repurchases during 2005.

The Fixed Income Market

As we anticipated, the bond market generally provided investors with modest returns for the fiscal year ending November 30, 2004. This was supposed to be the year during which interest rates rose sharply in response to the commencement of a new tightening cycle by the Federal Reserve. The Fed did start to raise the Federal Funds rate in June, albeit at a "measured" pace, but interest rates barely budged on a fiscal-year basis, with the sole exception being short-maturity U.S. Treasury Notes. Actually, the 30-year U.S. Treasury Bond fell in yield, while the U.S. Treasury 10-year Note was virtually unchanged at 4.35%. The U.S. Treasury 2-year Note, the U.S. Treasury security most sensitive to Fed action, rose 95 basis points in yield to 3.00%, basically the amount of Fed tightening.

     The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the fiscal year, the yield curve flattened 109 basis points, from +309 to +200 basis points, as measured by the U.S. Treasury 2-year Note to 30-year Bond yield differential. Short-term securities were under pressure most of the year as the Fed raised the Federal Funds rate 100 basis points from 1% to 2%. Volatility remained the norm for the bond market as the 2-year Note traded in a 1.46% to 3.06% range, while the 10-year Note traded between 3.68% and 4.87% over the fiscal year. The Lehman U.S. Treasury Index produced a 3.43% return to investors over the twelve-month period.

     Prepayments on mortgage-backed securities fell sharply with the rise in short-term interest rates and the flattening of the yield curve. As a result, mortgage-backed securities significantly outperformed comparable duration U.S. Treasury issues over the period. The Lehman MBS Index returned 5.09% for the twelve months ending November 30, 2004.

     Corporate bonds put in another year of good performance, particularly in the high yield market. According to the Lehman Indices, the U.S. Credit Index posted a 5.04% twelve-month return, while the High Yield Index returned 11.97%. Once again, lower quality securities vastly outperformed higher quality ones in both markets, as investors became more comfortable assuming credit risk in the wake of an improving U.S. economy and a rising stock market.

     Going forward, the question for the bond market is, "What does the Fed view as a neutral Federal Funds rate?" With inflation running between 2.5% and 3.0%, and some would argue it's much higher, it seems plausible that a neutral Funds rate is 3% to 3.5%. Given that, the 2-year U.S. Treasury Note should be on its way to 4.0% and bond market returns in 2005 will likely be modest at best.

Summary

We continue to believe that our disciplined investment approach, with its long-term oriented focus on investing in quality companies, will serve our shareholders well. We also believe that investors are well advised to hold a diversified portfolio of investments and to review their portfolios regularly. As always, we appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Thomas H. MacLeay
----------------------------
Thomas H. MacLeay
Chairman


/s/ Kenneth R. Ehinger
----------------------------
Kenneth R. Ehinger
President

Understanding your Sentinel Funds Financial Statements

(1) Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

     .    a list of each investment
     .    the number of shares/par amount of each stock, bond or short-term note
     .    the market value of each investment
     .    the percentage of investments in each industry
     .    the percent and dollar breakdown of each category

(2) Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

     Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund OPERATIONS include:

     .    income earned from investments
     .    management fees and other expenses
     . gains or losses from selling investments (known as realized gains or losses)
     . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

     . operations - a summary of the Statement of Operations for the most recent period
     .    distributions - income and gains distributed to shareholders
     . capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

     .    share price at the beginning of the period
     .    investment income and capital gains or losses
     .    income and capital gains distributions paid to shareholders
     .    share price at the end of the period

It also includes some key statistics for the period:

     . total return - the overall percentage return of the fund, assuming reinvestment of all distributions
     . expense ratio - operating expenses as a percentage of average net assets
     . net income ratio - net investment income as a percentage of average net assets
     . portfolio turnover - the percentage of the portfolio that was replaced during the period.

Fund Performance

Performance data for each Sentinel Fund share class is provided in this table.

Financial data is contained in the following pages.

                                                                 For the period from
                                                              12/01/03 through 11/30/04
                                                    -----------------------------------------------
                                                    11/30/04
                                                    Net Asset                  Capital
Sentinel                         Fund      Nasdaq   Value Per     Income         Gain        Total
Fund                             Class     Symbol     Share     Dividends   Distributions   Return*
---------------------------------------------------------------------------------------------------
Flex Cap Opportunity          A Shares      SCOAX     $ 4.58     $    --       $  --          5.77%
                              ---------------------------------------------------------------------
                              B Shares      SFCBX       4.36          --          --          4.81
                              ---------------------------------------------------------------------
                              C Shares      SFOCX       4.38          --          --          4.78
---------------------------------------------------------------------------------------------------
Small Company                 A Shares      SAGWX       7.82          --        0.09         17.54
                              ---------------------------------------------------------------------
                              B Shares      SESBX       6.96          --        0.09         16.52
                              ---------------------------------------------------------------------
                              C Shares      SSCOX       7.57          --        0.09         16.58
---------------------------------------------------------------------------------------------------
Mid Cap Growth                A Shares      SNTNX      14.97          --          --          9.75
                              ---------------------------------------------------------------------
                              B Shares      SMGBX      13.85          --          --          8.71
                              ---------------------------------------------------------------------
                              C Shares      SMGCX      14.08          --          --          8.22
---------------------------------------------------------------------------------------------------
Core Mid Cap                  A Shares**    SCRRX      21.69          --          --          7.48
                              ---------------------------------------------------------------------
                              B Shares**    SCBRX      21.53          --          --          6.69
                              ---------------------------------------------------------------------
                              C Shares**    SCCRX      21.54          --          --          6.74
---------------------------------------------------------------------------------------------------
International Equity          A Shares      SWRLX      17.05        0.14          --         24.58
                              ---------------------------------------------------------------------
                              B Shares      SEWBX      16.66          --          --         23.13
                              ---------------------------------------------------------------------
                              C Shares      SWFCX      16.72          --          --         23.03
---------------------------------------------------------------------------------------------------
Growth Index                  A Shares      SIDAX      14.56        0.09          --          6.03
                              ---------------------------------------------------------------------
                              B Shares      SBGRX      14.09          --          --          5.15
                              ---------------------------------------------------------------------
                              C Shares      SGICX      13.41          --          --          4.44
---------------------------------------------------------------------------------------------------
Common Stock                  A Shares      SENCX      31.24        0.15        2.13         13.19
                              ---------------------------------------------------------------------
                              B Shares      SNCBX      30.76          --        2.13         12.12
                              ---------------------------------------------------------------------
                              C Shares      SCSCX      30.68          --        2.13         12.03
---------------------------------------------------------------------------------------------------
Balanced                      A Shares      SEBLX      16.83        0.28        0.36         10.12
                              ---------------------------------------------------------------------
                              B Shares      SEBBX      16.89        0.14        0.36          9.21
                              ---------------------------------------------------------------------
                              C Shares      SBACX      16.84        0.14        0.36          9.08
                              ---------------------------------------------------------------------
                              D Shares      SBLDX      16.80        0.18        0.36          9.69
---------------------------------------------------------------------------------------------------
High Yield                    A Shares      SEHYX       8.35        0.57          --          9.09
                              ---------------------------------------------------------------------
                              B Shares      SYLBX       8.33        0.51          --          8.14
                              ---------------------------------------------------------------------
                              C Shares      SHBCX       8.42        0.48          --          8.03
---------------------------------------------------------------------------------------------------
Capital Markets Income        A Shares      SECMX      11.82        0.48        0.00***       9.58
                              ---------------------------------------------------------------------
                              B Shares      SMKBX      11.80        0.39        0.00***       8.65
                              ---------------------------------------------------------------------
                              C Shares      SMKCX      11.80        0.40        0.00***       8.70
---------------------------------------------------------------------------------------------------
Bond                          A Shares      SNBDX       6.21        0.29          --          4.56
                              ---------------------------------------------------------------------
                              B Shares      SEDBX       6.23        0.24          --          3.48
---------------------------------------------------------------------------------------------------
Tax-Free Income               A Shares      SETIX      13.28        0.43        0.04          1.71
---------------------------------------------------------------------------------------------------
New York Tax-Free Income      A Shares      SYIAX      12.36        0.45          --          2.01
---------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust   A Shares      SPATX      13.10        0.41          --          1.41
---------------------------------------------------------------------------------------------------
Government Securities         A Shares      SEGSX      10.42        0.45          --          4.80
---------------------------------------------------------------------------------------------------
Short Maturity Government     A Shares      SSIGX       9.37        0.42          --          2.64
---------------------------------------------------------------------------------------------------
U.S. Treasury Money Market    A Shares      SNTXX       1.00      0.0038          --          0.38
                              ---------------------------------------------------------------------
                              B Shares      SUBXX       1.00      0.0015          --          0.15
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Standard & Poor's 500 +                                   --          --          --         12.84
---------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index ++                            --          --          --          4.44
---------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index +++                           --          --          --          4.07
---------------------------------------------------------------------------------------------------

* Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values without regard to sales charges. Past performance is no guarantee of future results.
**   Initial public offering March 29, 2004.
***  Represents less than $.005 of average daily shares outstanding.
+    An unmanaged index of stocks reflecting average prices in the stock market.
++   An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

Actual and Hypothetical Expenses for Comparison Purposes

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/04 through 11/30/04.

Actual Expenses

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 06/01/04 through 11/30/04" to estimate the expenses you paid on your account during this period.

.. Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period and the actual expenses for the period will be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

     This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

.. Miscellaneous Recurring Fee

AG&T Custodial Accounts -
Annual Custodial Fee per Social Security Number   $15.00

.. Recurring Fees for Services for Employee Benefit Plans

Sentinel Service offers participant record keeping services to employer sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

     Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

Average Account Value                              Fee Per Participating Account
---------------------                              -----------------------------
$0 - $1,000 ....................................               $20.00
$1000 - $2,999 .................................               $10.00
$3,000 and over ................................               No Fee

Hypothetical Example for Comparison Purposes

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.

More detailed expense data is contained in the following pages.

-------------------------------------------------------------------------------------------------------------------
                                                                  Beginning    Ending                 Expenses Paid
                                         Total          Total      Account     Account   Annualized   from 06/01/04
                                        Return         Return       Value       Value      Expense       through
Sentinel Fund          Fund Class     Description    Percentage    06/01/04   11/30/04      Ratio       11/30/04*
-------------------------------------------------------------------------------------------------------------------
Flex Cap Opportunity   A Shares     Actual              2.92%       $1,000     $1,029       1.72%        $ 8.72
                                    Hypothetical**      1.64%        1,000      1,016       1.72%          8.66
                       --------------------------------------------------------------------------------------------
                       B Shares     Actual              2.59%        1,000      1,026       2.70%         13.69
                                    Hypothetical**      1.15%        1,000      1,011       2.70%         13.60
                       --------------------------------------------------------------------------------------------
                       C Shares     Actual              2.58%        1,000      1,026       2.52%         12.76
                                    Hypothetical**      1.24%        1,000      1,012       2.52%         12.67
-------------------------------------------------------------------------------------------------------------------
Small Company          A Shares     Actual              9.07%        1,000      1,091       1.12%          5.85
                                    Hypothetical**      1.94%        1,000      1,019       1.12%          5.65
                       --------------------------------------------------------------------------------------------
                       B Shares     Actual              8.58%        1,000      1,086       1.99%         10.38
                                    Hypothetical**      1.50%        1,000      1,015       1.99%         10.03
                       --------------------------------------------------------------------------------------------
                       C Shares     Actual              8.61%        1,000      1,086       1.89%          9.87
                                    Hypothetical**      1.55%        1,000      1,016       1.89%          9.54
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth         A Shares     Actual              5.13%        1,000      1,051       1.20%          6.17
                                    Hypothetical**      1.90%        1,000      1,019       1.20%          6.08
                       --------------------------------------------------------------------------------------------
                       B Shares     Actual              4.69%        1,000      1,047       2.10%         10.76
                                    Hypothetical**      1.45%        1,000      1,014       2.10%         10.59
                       --------------------------------------------------------------------------------------------
                       C Shares     Actual              4.45%        1,000      1,045       2.47%         12.60
                                    Hypothetical**      1.27%        1,000      1,013       2.47%         12.41
-------------------------------------------------------------------------------------------------------------------
Core Mid Cap           A Shares     Actual              4.78%        1,000      1,048       1.43%          7.35
                                    Hypothetical**      1.78%        1,000      1,018       1.43%          7.24
                       --------------------------------------------------------------------------------------------
                       B Shares     Actual              4.11%        1,000      1,041       2.81%         14.35
                                    Hypothetical**      1.09%        1,000      1,011       2.81%         14.14
                       --------------------------------------------------------------------------------------------
                       C Shares     Actual              4.16%        1,000      1,042       2.51%         12.79
                                    Hypothetical**      1.25%        1,000      1,012       2.51%         12.60
-------------------------------------------------------------------------------------------------------------------
International Equity   A Shares     Actual             13.21%        1,000      1,132       1.31%          6.97
                                    Hypothetical**      1.85%        1,000      1,018       1.31%          6.60
                       --------------------------------------------------------------------------------------------
                       B Shares     Actual             12.57%        1,000      1,126       2.42%         12.86
                                    Hypothetical**      1.29%        1,000      1,013       2.42%         12.18
                       --------------------------------------------------------------------------------------------
                       C Shares     Actual             12.59%        1,000      1,126       2.39%         12.69
                                    Hypothetical**      1.31%        1,000      1,013       2.39%         12.01
-------------------------------------------------------------------------------------------------------------------
Growth Index           A Shares     Actual              1.11%        1,000      1,011       0.84%          4.20
                                    Hypothetical**      2.08%        1,000      1,021       0.84%          4.22
                       --------------------------------------------------------------------------------------------
                       B Shares     Actual              0.71%        1,000      1,007       1.73%          8.67
                                    Hypothetical**      1.64%        1,000      1,016       1.73%          8.71
                       --------------------------------------------------------------------------------------------
                       C Shares     Actual              0.52%        1,000      1,005       1.98%          9.92
                                    Hypothetical**      1.51%        1,000      1,015       1.98%          9.97
-------------------------------------------------------------------------------------------------------------------
Common Stock           A Shares     Actual              5.41%        1,000      1,054       1.04%          5.32
                                    Hypothetical**      1.98%        1,000      1,020       1.04%          5.23
                       --------------------------------------------------------------------------------------------
                       B Shares     Actual              4.91%        1,000      1,049       1.98%         10.14
                                    Hypothetical**      1.51%        1,000      1,015       1.98%          9.97
                       --------------------------------------------------------------------------------------------
                       C Shares     Actual              4.85%        1,000      1,049       2.04%         10.43
                                    Hypothetical**      1.48%        1,000      1,015       2.04%         10.25
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).
**   Hypothetical assumes a 5.00% annual return less expenses for the period.

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.

More detailed expense data is contained in the following pages.

---------------------------------------------------------------------------------------------------------------------
                                                                    Beginning    Ending                 Expenses Paid
                                           Total          Total      Account     Account   Annualized   from 06/01/04
                                           Return        Return       Value       Value      Expense       through
Sentinel Fund            Fund Class     Description    Percentage    06/01/04   11/30/04      Ratio       11/30/04*
---------------------------------------------------------------------------------------------------------------------
Balanced                  A Shares    Actual              4.78%       $1,000     $1,048       1.17%        $ 6.02
                                      Hypothetical**      1.91%        1,000      1,019       1.17%          5.93
                          -------------------------------------------------------------------------------------------
                          B Shares    Actual              4.30%        1,000      1,043       1.95%          9.95
                                      Hypothetical**      1.53%        1,000      1,015       1.95%          9.81
                          -------------------------------------------------------------------------------------------
                          C Shares    Actual              4.25%        1,000      1,042       2.07%         10.58
                                      Hypothetical**      1.46%        1,000      1,015       2.07%         10.43
                          -------------------------------------------------------------------------------------------
                          D Shares    Actual              4.73%        1,000      1,047       1.31%          6.73
                                      Hypothetical**      1.84%        1,000      1,018       1.31%          6.63
---------------------------------------------------------------------------------------------------------------------
High Yield                A Shares    Actual              7.65%        1,000      1,077       1.17%          6.07
                                      Hypothetical**      1.92%        1,000      1,019       1.17%          5.90
                          -------------------------------------------------------------------------------------------
                          B Shares    Actual              7.13%        1,000      1,071       2.14%         11.06
                                      Hypothetical**      1.43%        1,000      1,014       2.14%         10.75
                          -------------------------------------------------------------------------------------------
                          C Shares    Actual              7.15%        1,000      1,071       2.08%         10.78
                                      Hypothetical**      1.46%        1,000      1,015       2.08%         10.49
---------------------------------------------------------------------------------------------------------------------
Capital Markets Income    A Shares    Actual              7.60%        1,000      1,076       1.15%          5.96
                                      Hypothetical**      1.93%        1,000      1,019       1.15%          5.80
                          -------------------------------------------------------------------------------------------
                          B Shares    Actual              7.17%        1,000      1,072       1.92%          9.94
                                      Hypothetical**      1.54%        1,000      1,015       1.92%          9.67
                          -------------------------------------------------------------------------------------------
                          C Shares    Actual              7.13%        1,000      1,071       1.74%          9.01
                                      Hypothetical**      1.63%        1,000      1,016       1.74%          8.78
---------------------------------------------------------------------------------------------------------------------
Bond                      A Shares    Actual              3.45%        1,000      1,035       0.95%          4.84
                                      Hypothetical**      2.02%        1,000      1,020       0.95%          4.81
                          -------------------------------------------------------------------------------------------
                          B Shares    Actual              3.02%        1,000      1,030       1.88%          9.55
                                      Hypothetical**      1.56%        1,000      1,016       1.88%          9.48
---------------------------------------------------------------------------------------------------------------------
Tax-Free Income           A Shares    Actual              2.86%        1,000      1,029       0.95%          4.82
                                      Hypothetical**      2.02%        1,000      1,020       0.95%          4.80
---------------------------------------------------------------------------------------------------------------------
New York                  A Shares    Actual              2.92%        1,000      1,029       0.95%          4.81
Tax-Free Income                       Hypothetical**      2.03%        1,000      1,020       0.95%          4.79
---------------------------------------------------------------------------------------------------------------------
Pennsylvania              A Shares    Actual              2.71%        1,000      1,027       1.30%          6.61
Tax-Free Trust                        Hypothetical**      1.85%        1,000      1,018       1.30%          6.58
---------------------------------------------------------------------------------------------------------------------
Government Securities     A Shares    Actual              3.55%        1,000      1,036       1.00%          5.09
                                      Hypothetical**      2.00%        1,000      1,020       1.00%          5.05
---------------------------------------------------------------------------------------------------------------------
Short Maturity            A Shares    Actual              1.86%        1,000      1,019       1.07%          5.41
Government                            Hypothetical**      1.96%        1,000      1,020       1.07%          5.41
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury             A Shares    Actual              0.28%        1,000      1,003       0.79%          3.96
Money Market                          Hypothetical**      2.10%        1,000      1,021       0.79%          4.00
                          -------------------------------------------------------------------------------------------
                          B Shares    Actual              0.13%        1,000      1,001       1.20%          6.01
                                      Hypothetical**      1.90%        1,000      1,019       1.20%          6.06
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).
**   Hypothetical assumes a 5.00% annual return less expenses for the period.

The Sentinel Investment Team

                                     [PHOTO]

"No one will deny that today's world is full of challenge and uncertainty - nor that we're living in historically unique and significant times.

Of course, every age and era is historically unique and significant. The challenges and opportunities that faced investors in 1934, when what is now the Sentinel Fund group was first organized, were in many ways different than those we face today.

But they were also fundamentally similar with respect to the demands they placed on investment managers: that to manage your money successfully required a combination of experience, expertise, the best technology available - and plain hard work.

These remain critical ingredients in Sentinel's investment management process - and we're proud to continue the tradition whose results are detailed in this Annual Report - and that has served Sentinel shareholders well for the past 71 years."

                                                                  Rodney A. Buck

Standing, left to right:

Joseph A. Feeney, Vice President & Head Equity Trader;
Carole M. Hersam, CFA, Vice President - Marketing & Product Development; Vincent F. Damasco, CFA, Assistant Vice President & Equity Analyst;
Rodney A. Buck, CFA, Chief Executive Officer - Sentinel Advisors Company; Bruce R. Bottamini, CFA, Vice President - Fixed Income Research;
Cleopatra Murphy, CFA, Assistant Vice President & Equity Analyst;
Daniel E. Gass, CFA, Vice President - Fixed Income Research;
Darlene A. Coppola, Money Market Trader & Manager - Sentinel U.S. Treasury

Money Market Fund;

Karissa A. McDonough, CFA, Assistant Vice President - Fixed Income Research.

Seated, left to right:

David M. Brownlee, CFA, Senior Vice President & Manager - Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel Bond Fund, Sentinel Balanced Fund;
Charles C. Schwartz, CFA, Senior Vice President & Manager - Sentinel Small Company Fund, Sentinel Core Mid Cap Fund;
Robert L. Lee, CFA, Senior Vice President & Manager - Sentinel Mid Cap Growth Fund, Sentinel Flex Cap Opportunity Fund; Lead Manager - Sentinel Growth Index Fund;
Daniel J. Manion, CFA, Senior Vice President & Manager - Sentinel Common
Stock Fund; Co-Manager - Sentinel Balanced Fund;
Thomas H. Brownell, CFA, Senior Vice President & Director, Bond Research; Kenneth J. Hart, Vice President and Manager - Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust; Co-Manager - Sentinel Bond Fund.

Not pictured:

John D. Kords, Assistant Equity Trader;
Peter W. Lert, Ph.D., CFA, Vice President & Senior Quantitative Analyst; Co-Manager - Sentinel Growth Index Fund;
Betsy G. Pecor, CFA, Vice President & Equity Analyst;
Hilary T. Roper, CFA, Equity Analyst.

     Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation by investing primarily in "growth" stocks of companies of all sizes listed on U.S. exchanges or the over-the-counter market.

                       Sentinel Flex Cap Opportunity Fund

We will continue to emphasize companies that, on average, earn high returns on equity, produce superior earnings growth and sell at only small premiums to companies in the Russell Index.

The Sentinel Flex Cap Opportunity Fund Class A returned 5.77% for the fiscal year ending November 30, 2004. The Fund's performance trailed the 6.24% gain of the Russell 3000 Growth Index and the 6.61% average return of the Morningstar Large Cap Growth universe.It should be noted that management of the Fund was transferred on December 31, 2003 from a sub-advisor to a Sentinel management team led by Robert L. Lee.

     The fiscal year started off slowly, with the Fund up 2.1% during the November-March period. The Fund trailed the Russell Index and the peer group for this period, because defensive sectors such as consumer staples and energy stocks led the market, and the portfolio was overweighted in more cyclical sectors. The Fund benefited from strong stock selection in the healthcare and technology sectors, including holdings Forest Labs, United Healthcare, Qualcomm, and Lexmark, but was hurt by stocks in the telecom and industrial sectors, such as Nextel, SPW, and United Technologies.

     While the overall market was relatively flat during the March-June period, the Fund rose 3.4%. This performance beat the Russell Index and the peer group by a wide margin. The portfolio benefited from strong selection in traditional growth sectors such as technology, healthcare, and consumer stocks. In the technology sector, Yahoo, Broadcom, and eBay were large gainers, while Imclone Systems and Advanced Medical Optics led the way in the healthcare sector. Two companies that reported disappointing earnings during this period, Omnivision Technology and Nortel, detracted from performance.

     The June-September period generally was a difficult one for growth investors. Seeking to rein in expectations, many companies made downbeat comments about their earnings outlooks for the second half of the year as they released earnings in July. Those cautious comments caused more defensive sectors to once again lead the market, while technology and industrial stocks were generally weak. The portfolio benefited from overweighted positions in energy and materials, but was hurt by an overweighting in technology and an underweighting in financials. The portfolio lagged the index and peer group during this period, falling 7.4%, hurt by poor stock selection in selected consumer stocks Netflix and Select Comfort, and healthcare stocks Imclone Systems and Cardinal Health, which reported earnings disappointments.

     The Fund finished the fiscal year on a high note, gaining 8.3% during the October-November period, which outpaced the Russell Index and the peer group. The portfolio benefited from an overweighted position in technology stocks and from strong stock selection. The largest contributors among technology stocks during this period were Apple Computer, F5 Networks, Digital River, and eBay. Another strong contributor was Sirius Satellite Radio, which benefited from strong new subscriber growth and added to its program offerings.

     As always, our objective is to maximize returns by investing in market-dominant growth companies while controlling risk. We will continue to emphasize companies that, on average, earn high returns on equity, produce superior earnings growth and sell at only small premiums to companies in the Russell Index. We will continue to control risk by limiting our sector weightings and our individual position sizes, and by employing a strict sell discipline.

     We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.


/s/ Robert L. Lee
-------------------------
Robert L. Lee, CFA

--------------------------------------------------------------------------------
Sentinel Flex Cap Opportunity Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Flex Cap Opportunity Fund Performance - Class A
February 25, 2000 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Flex Cap Opportunity Fund A      Morningstar
                   share with/load         Large Cap Growth   S&P 500+
             ---------------------------   ----------------   --------
 2/25/2000               10000                   10000          10000
11/30/2000                5776                    8504           9949
11/30/2001                4684                    6684           8734
11/30/2002                3344                    5239           7293
11/30/2003                4114                    6080           8392
11/30/2004                4351                    6481           9470

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04
                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         5.77%       0.44%
--------------------------------------------------------------------------------
3 Years                                                       -2.42%      -4.08%
--------------------------------------------------------------------------------
Since Inception*                                             -15.12%     -16.03%
--------------------------------------------------------------------------------
++   Sales charge applicable to year of initial investment.
*    2/25/00

--------------------------------------------------------------------------------
Sentinel Flex Cap Opportunity Fund Performance - Class B
February 25, 2000 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Flex Cap Opportunity Fund B      Morningstar
                   share with/load         Large Cap Growth   S&P 500+
             ---------------------------   ----------------   --------
 2/25/2000              10000                    10000          10000
11/30/2000               6030                     8486           9949
11/30/2001               4850                     6678           8734
11/30/2002               3420                     5228           7292
11/30/2003               4160                     6073           8392
11/30/2004               4273                     6474           9470

Note that Fund performance reflects all expenses, management fees, and the 2% contingent deferred sales charge (CDSC) that would apply if the investment was redeemed at the end of the period, while index performance does not; performance shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04
                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         4.81%       0.81%
--------------------------------------------------------------------------------
3 Years                                                       -3.49%      -4.46%
--------------------------------------------------------------------------------
Since Inception*                                             -15.99%     -16.35%
--------------------------------------------------------------------------------
++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    2/25/00

--------------------------------------------------------------------------------
Sentinel Flex Cap Opportunity Fund Performance - Class C
February 25, 2000 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Flex Cap Opportunity Fund C      Morningstar
                   share with/load         Large Cap Growth   S&P 500+
             ---------------------------   ----------------   --------
 2/25/2000               10000                   10000          10000
11/30/2000                6040                    8504           9949
11/30/2001                4850                    6684           8734
11/30/2002                3440                    5239           7292
11/30/2003                4180                    6080           8392
11/30/2004                4380                    6482           9470

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the indices do not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

Small and mid-size company stocks can be more volatile than large company stocks.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04
                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         4.78%       3.78%
--------------------------------------------------------------------------------
3 Years                                                       -3.34%      -3.34%
--------------------------------------------------------------------------------
Since Inception*                                             -15.91%     -15.91%
--------------------------------------------------------------------------------
++   1% contingent deferred sales charge applies in the first year.

*    2/25/00

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Flex Cap Opportunity Fund

Investment in Securities
at November 30, 2004

                                                                        Value
                                                          Shares      (Note 1)
--------------------------------------------------------------------------------
Common Stocks 100.3%
Consumer Discretionary 21.3%
* Amazon.com, Inc.                                         5,770    $   228,954
Best Buy Co., Inc.                                         8,770        494,452
* Cheesecake Factory, Inc.                                 6,700        327,563
* Ebay, Inc.                                               5,770        648,836
* Fossil, Inc.                                             5,655        152,968
* Guitar Center, Inc.                                      6,670        322,694
Hilton Hotels Corp.                                       10,400        214,864
Home Depot, Inc.                                           8,640        360,720
Leggett & Platt, Inc.                                     11,200        334,320
Marriott Int'l. - Class A                                  6,200        352,470
* Netflix, Inc.                                           29,000        330,020
* NVR, Inc.                                                  200        138,180
Petsmart, Inc.                                             2,500         85,675
Polaris Industries, Inc.                                   2,200        144,980
Royal Caribbean Cruises Ltd.                               7,200        357,840
* Select Comfort Corp.                                    16,100        313,789
* Sirius Satellite Radio, Inc.                           102,000        677,280
Staples, Inc.                                             13,500        430,785
Station Casinos, Inc.                                      3,900        222,456
Target Corp.                                               5,040        258,149
* Timberland Co.                                           5,400        341,982
TJX Cos.                                                  11,540        271,652
                                                                    -----------
                                                                      7,010,629
                                                                    -----------
Consumer Staples 1.7%
Costco Wholesale Corp.                                    11,540        560,844
                                                                    ------------
Energy 4.4%
* Cooper Cameron Corp.                                     2,600        135,694
ENSCO Int'l, Inc.                                          2,000         62,620
EOG Resources, Inc.                                          700         52,549
* Pride Int'l, Inc.                                       11,400        222,984
* Smith Int'l, Inc.                                        3,300        199,881
* Varco Int'l, Inc.                                       11,500        342,010
Williams Cos, Inc.                                        14,500        241,715
XTO Energy, Inc.                                           5,625        204,469
                                                                    -----------
                                                                      1,461,922
                                                                    -----------
Financials 9.6%
American Express Co.                                      12,000        668,520
American Int'l. Group                                      2,000        126,700
* Ameritrade Holding Corp.                                21,300        296,709
Doral Financial Corp.                                      5,600        259,840
East West Bancorp, Inc.                                    4,000        165,880
Legg Mason, Inc.                                           5,100        347,514
Progressive Corp.                                          3,400        309,366
Renaissance Re Holdings Ltd                                2,300        115,805
SLM Corp.                                                 10,170        520,399
T. Rowe Price Group, Inc.                                  2,900        171,564
UCBH Holdings, Inc.                                        3,700        167,758
                                                                    -----------
                                                                      3,150,055
                                                                    -----------
Health Care 13.6%
* Advanced Medical Optics, Inc.                            4,840        201,247
* Amgen, Inc.                                              6,540        392,662
Beckman Coulter, Inc.                                      4,300        281,478
Biomet, Inc.                                               3,000        143,610
* Caremark Rx, Inc.                                        7,100        253,896
* Endo Pharmaceuticals Holdings, Inc.                     26,100        534,528
* Gilead Sciences, Inc.                                    4,200    $   144,732
Johnson & Johnson                                          5,940        358,301
* Laboratory Corp.                                         9,700        465,115
* Patterson Cos., Inc.                                     5,200        212,472
* Pharmaceutical Products Dev., Inc.                      11,670        491,424
UnitedHealth Group, Inc.                                   7,840        649,544
* Wellpoint Health Networks, Inc.                          2,890        361,539
                                                                    -----------
                                                                      4,490,548
                                                                    -----------
Industrials 10.7%
C. H. Robinson Worldwide, Inc.                             6,900        370,875
* Corrections Corp. of America                            11,400        450,300
* Danaher Corp.                                            1,500         85,320
Donaldson Co., Inc.                                        3,100         96,100
Donnelley, R.R. & Sons Co.                                13,440        466,368
General Dynamics Corp.                                     1,500        162,540
General Electric Co.                                      13,230        467,813
Republic Services, Inc.                                   12,870        405,276
Roper Industries, Inc.                                     7,090        436,390
Ryder Systems, Inc.                                        3,000        160,920
Timken Co.                                                16,540        430,040
                                                                    -----------
                                                                      3,531,942
                                                                    -----------
Informational Technology 34.1%
Adobe Systems, Inc.                                        8,600        520,816
* Aeroflex, Inc.                                          35,100        429,975
* Altera Corp.                                             7,000        158,760
* Apple Computer, Inc.                                     7,000        469,350
* Applied Materials, Inc.                                 17,360        288,870
Autodesk, Inc.                                             4,600        300,886
* Avid Technology, Inc.                                   10,400        593,528
* Broadcom Corp. - Class A                                17,340        563,897
* Cisco Systems, Inc.                                     12,510        234,062
* Cognizant Technology Solutions Corp.                     6,200        236,406
* Corning, Inc.                                           37,260        468,731
* Cree, Inc.                                              10,600        379,268
* Dell, Inc.                                              17,360        703,427
* Digital River, Inc.                                     12,000        503,040
* F5 Networks, Inc.                                       11,100        477,855
First Data Corp.                                           6,812        279,905
* Fiserv, Inc.                                             4,940        190,239
Intel Corp.                                                7,810        174,554
* Juniper Networks, Inc.                                  15,700        432,221
* KLA-Tencor Corp.                                         9,300        419,058
* Marvell Technology Group, Ltd.                           7,400        237,244
Maxim Integrated Products, Inc.                            7,190        294,502
Microchip Technology, Inc.                                 2,600         73,268
Microsoft Corp.                                           13,130        352,015
Network Appliance, Inc.                                    9,100        274,456
* Novellus Systems, Inc.                                  14,590        393,055
* Oracle Corp.                                            25,640        324,602
* Research in Motion Ltd.                                  3,900        346,983
Texas Instruments                                         14,270        345,049
* Yahoo!, Inc.                                            20,680        777,982
                                                                    -----------
                                                                     11,244,004
                                                                    -----------
Materials 3.5%
Freeport McMoran Copper & Gold, Inc.                       2,700    $   105,651
Newmont Mining Corp.                                       3,400        160,990
Packaging Corp. of America                                 7,200        165,600
Peabody Energy Corp.                                       3,000        249,000
* Scotts Co.                                               6,700        459,285
                                                                    -----------
                                                                      1,140,526
                                                                    -----------
Telecommunication Services 1.4%
* Nextel Partners, Inc.-Class A                           25,500        461,295
                                                                    -----------
Total Common Stocks
   (Cost $28,076,337)**                                               33,051,765

Excess of Liabilities
   Over Other Assets (0.3%)                                            (113,063)
                                                                    -----------
Net Assets                                                          $32,938,702
                                                                    ===========

*    Non-income producing.
** Cost for federal income tax purposes is $28,527,017. At November 30, 2004 net unrealized appreciation for federal income tax purposes aggregated $4,524,748 of which $5,261,250 related to appreciated securities and $736,502 related to depreciated securities.

                       See Notes to Financial Statements.

               Sentinel Small Company Fund seeks growth of capital by investing mainly in common stocks of small and medium-sized companies believed to have attractive growth potential and valuations.

                           Sentinel Small Company Fund

As an asset class, small-caps continued to significantly outperform larger stocks, as they did last year. But unlike last year, when consumer discretionary and technology issues led the way, this year energy and materials were the best-performing sectors.

The Sentinel Small Company Fund Class A returned 17.54% for the fiscal year ending November 30, 2004. By comparison, the Russell 2000 Index was up 17.26% and the S&P 600 Index showed a strong 22.15% gain during the same period.

     As an asset class, small-caps continued to significantly outperform larger stocks, as they did last year. But unlike last year, when consumer discretionary and technology issues led the way, this year energy and materials were the best-performing small cap sectors. Over the last 12 months there was another change in leadership; whereas last year, growth stocks topped value stocks, this year value outperformed growth. However, it should be noted that since the August lows in the market, growth stocks have gained ground on value stocks.

     Out of the gate, the Fund mostly lagged the S&P 600, but picked up the pace in late March and was able to predominantly hold a lead over the benchmark until mid-August. However, as the market rallied sharply off the August lows, the Fund failed to keep up with the torrid pace that the S&P 600 maintained through November.

     For the fiscal year, the two primary drags on performance, compared to the S&P 600, were our consumer staples exposure and our cash position. Concerning the consumer staples sector, we were significantly overweighted this sector which underperformed the benchmark and the very poor results from our holdings in Performance Food Group and Hain Celestial Group further hurt returns. Additionally, the Fund's average cash position of 12% was a drag on results for the year. We had strong showings in both information technology and healthcare where our stock selection was very good. The Fund's holdings in information technology were exceptionally strong versus the benchmark with standout results from Activision, Ansys, and Kronos. Among the notable healthcare names that contributed to good results in the sector were: Biosite, Immucor, and Alaris Medical Systems. In September, we began to take down the Fund's cash position significantly to reduce our market risk. We also took measures to reduce our sector bets, particularly the Fund's underweighting in consumer discretionary and industrial issues. Additionally, we reduced the liquidity risk in the portfolio by trimming larger positions in thinly traded stocks. We believe these actions will improve the Fund's risk-reward profile for our shareholders. Although these measures were taken for long-term strategic reasons, they also proved beneficial to investment returns during the recent market rally.

     Our investment actions were consistent with our view on the economy and the markets for the upcoming year. Keeping pressure on the domestic front are elevated energy costs, slowing job growth and rising interest rates. However, rates are still low, inflation is in check, personal income data is still solid, unemployment remains low, and energy costs are moderating. We think GDP growth will likely slow, but not alarmingly from this year's levels.

     We continue to execute the same investment process that has produced excellent stock selection results for our shareholders over the years. Our focus is on identifying those companies with the best business models and management teams in each sector. We remain valuation-conscious and buy these quality companies when they trade at a discount to our determination of fair market value. Additionally, we are maintaining our strict sell discipline with regard to changes in a company's fundamentals or the valuation of its stock.

     In closing, we are taking prudent measures in aligning the Fund for long-term investment success. We appreciate your continued confidence in us and will do our very best to help you achieve your investment goals.


/s/ Charles C. Schwartz
----------------------------------
Charles C. Schwartz, CFA

--------------------------------------------------------------------------------
Sentinel Small Company Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Small Company Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                   Line chart

                             Small Co. Fund A   Morningstar Small
                              share with/load       Cap Blend       Russell 2000
                             ----------------   -----------------   ------------
11/30/1994                         10000              10000             10000
11/30/1995                         10654              12517             12849
11/30/1996                         12997              15258             14971
11/30/1997                         15979              18973             18475
11/30/1998                         16406              16836             17253
11/30/1999                         18594              18448             19956
11/30/2000                         25935              20196             19840
11/30/2001                         27711              23066             20796
11/30/2002                         25762              21403             18592
11/30/2003                         33585              28488             25339
11/30/2004                         39474              33779             29712

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
 Period                                                       Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        17.54%     11.66%
--------------------------------------------------------------------------------
5 Years                                                       16.25%     15.07%
--------------------------------------------------------------------------------
10 Years                                                      15.31%     14.72%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Small Company Fund Performance - Class B
April 1, 1996 inception through November 30, 2004

                                     [CHART]

                                   Line chart

                             Small Co. Fund B   Morningstar Small
                              share with/load       Cap Blend       Russell 2000
                             ----------------   -----------------   ------------
  4/1/1996                         10000              10000             10000
11/30/1996                         10622              11293             10801
11/30/1997                         12920              14413             13329
11/30/1998                         13133              13201             12447
11/30/1999                         14754              14945             14397
11/30/2000                         20400              16429             14313
11/30/2001                         21577              18686             15003
11/30/2002                         19993              17322             13413
11/30/2003                         26065              23080             18281
11/30/2004                         30636              27366             21436

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        16.52%     12.52%
--------------------------------------------------------------------------------
3 Years                                                       11.45%     10.64%
--------------------------------------------------------------------------------
5 Years                                                       15.15%     14.92%
--------------------------------------------------------------------------------
Since Inception*                                              13.79%     13.79%
--------------------------------------------------------------------------------

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    4/1/96

--------------------------------------------------------------------------------
Sentinel Small Company Fund Performance - Class C
July 9, 2001 inception through November 30, 2004

                                     [CHART]

                                   Line chart

                             Small Co. Fund C   Morningstar Small
                              share with/load       Cap Blend       Russell 2000
                             ----------------   -----------------   ------------
  7/9/2001                         10000              10000            10000
11/30/2001                         10276              10169             9549
11/30/2002                          9457               9417             8537
11/30/2003                         12225              12560            11635
11/30/2004                         14253              14892            13643

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+An unmanaged index of stocks reflecting average prices in the stock market.

Small company stocks can be more volatile than large company stocks.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        16.58%     15.58%
--------------------------------------------------------------------------------
3 Years                                                       11.52%     11.52%
--------------------------------------------------------------------------------
Since Inception*                                              11.00%     11.00%
--------------------------------------------------------------------------------

++   1% contingent deferred sales charge applies in the first year.
*    7/9/01

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Small Company Fund

Investment in Securities
at November 30, 2004

                                                                       Value
                                                        Shares       (Note 1)
--------------------------------------------------------------------------------
Common Stocks 87.4%
Consumer Discretionary 13.0%
* A.C. Moore Arts & Crafts, Inc.                        525,000   $   15,114,750
ADVO, Inc.                                              550,000       19,310,500
* Ann Taylor Stores Corp.                               186,000        4,080,840
Bob Evans Farms, Inc.                                   750,000       18,937,500
Fred's, Inc.                                          1,250,000       21,662,500
Harte-Hanks, Inc.                                       550,000       14,201,000
Lee Enterprises, Inc.                                   150,000        7,152,000
Lone Star Steakhouse Saloon                             728,000       19,648,720
Regis Corp.                                             500,000       22,325,000
* Timberland Co.                                        400,000       25,332,000
Unifirst Corp.                                          368,400       10,182,576
                                                                  --------------
                                                                     177,947,386
                                                                  --------------
Consumer Staples 5.0%
* BJ's Wholesale Club, Inc.                             254,700        7,562,043
Casey's General Stores, Inc.                            800,000       15,496,000
Church & Dwight, Inc.                                   775,000       24,195,500
* Hain Celestial Group, Inc.                          1,100,000       21,373,000
                                                                  --------------
                                                                      68,626,543
                                                                  --------------
Energy 8.5%
Cabot Oil & Gas Corp.                                   250,000       12,095,000
Carbo Ceramics, Inc.                                    100,000        7,770,000
* Core Laboratories                                     500,000       11,775,000
* Magnum Hunter Res., Inc.                              650,000        8,710,000
* Remington Oil & Gas Corp.                             550,000       15,922,500
* Superior Energy Services, Inc.                      1,950,000       28,626,000
* TETRA Technologies, Inc.                              550,000       16,720,000
Western Gas Resources, Inc.                             500,000       15,500,000
                                                                  --------------
                                                                     117,118,500
                                                                  --------------
Financials 10.5%
Arthur J. Gallagher & Co.                               400,000       12,260,000
East West Bancorp, Inc.                                 300,000       12,441,000
First Midwest Bankcorp                                  389,100       14,606,814
HCC Insurance Holdings, Inc.                            650,000       21,541,000
Healthcare Realty Trust                                 466,077       18,969,333
Hilb, Rogal & Hobbs Co.                                 200,000        6,938,000
Main Street Banks, Inc.                                 317,900       10,071,072
RLI Corp.                                               376,100       15,664,565
Sun Communities, Inc.                                   375,000       14,786,250
UCBH Holdings, Inc.                                     100,000        4,534,000
Wilmington Trust Corp.                                  331,700       11,990,955
                                                                  --------------
                                                                     143,802,989
                                                                  --------------
Health Care 12.4%
* Advanced Neuromodulation Systems                      300,000       10,830,000
* Andrx Corp.                                           925,000       16,465,000
* Arthrocare Corp.                                      400,000       12,108,000
* Bio Rad Labs, Inc.                                    225,000       12,757,500
* Biosite, Inc.                                         450,000       25,060,500
* Cerner Corp.                                          250,000       13,180,000
* Edwards LifeSciences Corp.                            250,000        9,402,500
* ICU Med., Inc.                                        600,000       14,970,000
* IDX Systems Corp.                                     250,000        8,780,000
* Integra Lifescience Holdings                          350,000       11,896,500
* Millipore Corp.                                       150,000   $    7,308,000
* SeroLogicals Corp.                                    650,000       15,171,000
* Sybron Dental Specialties, Inc.                       250,000        8,560,000
* Wilson Greatbatch Technologies                        198,800        3,985,940
                                                                  --------------
                                                                     170,474,940
                                                                  --------------
Industrials 15.9%
ABM Industries, Inc.                                    650,000       14,267,500
Clarcor, Inc.                                           325,000       17,069,000
* Costar Group, Inc.                                    250,000       10,950,000
* CUNO, Inc.                                            250,000       16,382,500
Donaldson Co., Inc.                                     400,000       12,400,000
* Esco Technologies, Inc.                               200,000       14,640,000
G&K Services, Inc. - Class A                            325,000       13,351,000
Heico Corp. - Class A                                   500,000        8,205,000
Lindsay Mfg. Co.                                        320,000        9,004,800
MSC Industrial Direct Co., Inc.                         250,000        8,905,000
* Source Corp., Inc.                                    700,000       11,641,000
Teleflex, Inc.                                          500,000       25,250,000
Thomas Industries, Inc.                                 300,000       11,754,000
* Waste Connections, Inc.                               699,200       23,814,752
* West Corp.                                            600,000       20,784,000
                                                                  --------------
                                                                     218,418,552
                                                                  --------------
Information Technology 17.1%
* Activision, Inc.                                      750,000       11,790,000
* Aeroflex, Inc.                                        500,000        6,125,000
* Ansys, Inc.                                           300,000        9,207,000
* Bisys Group, Inc.                                   1,500,000       24,015,000
* Ceridian Corp.                                      1,150,000       21,746,500
* Digital Insight Corp.                                 938,800       15,325,910
* Digitas, Inc.                                       1,750,000       14,367,500
* Hyperion Solutions Corp.                              200,000        8,962,000
* Integrated Circuit Systems, Inc.                      300,000        7,092,000
* Kronos, Inc.                                          250,000       12,635,000
* Lawson Software, Inc.                               1,750,000       10,815,000
* Manhattan Associates, Inc.                            650,000       15,795,000
Methode Electronics, Inc.                               800,000       10,560,000
* Mettler-Toledo Int'l.                                 200,000       10,320,000
* Perot Systems Corp.                                 1,250,000       20,012,500
* Rogers Corp.                                          319,400       15,155,530
* Semtech Corp.                                         400,000        8,188,000
* Serena Software, Inc.                                 600,000       12,510,000
                                                                  --------------
                                                                     234,621,940
                                                                  --------------
Materials 5.0%
Aptargroup, Inc.                                        300,000       15,765,000
Ferro Corp.                                             650,000       14,872,000
MacDermid, Inc.                                         545,300       20,077,946
Sensient Technologies Corp.                             800,000       18,440,000
                                                                  --------------
                                                                      69,154,946
                                                                  --------------
Total Common Stocks
   (Cost $957,414,695)                                             1,200,165,796
                                                                  --------------
Equity Funds 5.2%
iShares S&P Small Cap 600
   (Cost $64,811,815)                                   450,000       72,067,500
                                                                  --------------

                                              Principal Amount        Value
                                                 (M=$1,000)          (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 6.4%
American Express Credit
   1.98%, 12/03/04                                  4,000M       $    3,999,560
American Express Credit
   1.99%, 12/07/04                                 13,000M           12,995,688
Coca Cola
   2.13%, 01/06/05                                  7,000M            6,985,090
Proctor & Gamble
   1.91%, 12/01/04                                 10,750M           10,750,000
Toyota Credit Corp.
   1.98%, 12/02/04                                 11,000M           10,999,395
Toyota Credit Corp.
   1.97%, 12/09/04                                  5,000M            4,997,811
Toyota Credit Corp.
   1.99%, 12/13/04                                  7,000M            6,995,357
United Parcel Service
   1.91%, 12/06/04                                 13,000M           12,996,551
United Parcel Service
   1.93%, 12/10/04                                  7,000M            6,996,623
Wells Fargo & Co.
   1.99%, 12/08/04                                 10,000M            9,996,131
                                                                 --------------
Total Corporate Short-Term Notes
   (Cost $87,712,206)                                                87,712,206
                                                                 --------------

U.S. Government Agency Obligations 1.5%
Federal Home Loan Bank
   1.95%, 12/03/04
   (Cost $20,997,725)                              21,000M           20,997,725
                                                                 --------------
Total Investments
   (Cost $1,130,936,441)**                                        1,380,943,227

Excess of Liabilities Over Other Assets (0.5%)                       (7,341,626)
                                                                 --------------
Net Assets                                                       $1,373,601,601
                                                                 ==============

*    Non-Income producing
** Cost for federal income tax purposes is $1,132,146,777. At November 30, 2004 net unrealized appreciation for federal income tax purposes aggregated $248,796,450 of which $273,382,654 related to appreciated securities and $24,586,204 related to depreciated securities.

                                              See Notes to Financial Statements.

   Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.

                          Sentinel Mid Cap Growth Fund

The Fund finished the fiscal year on a high note, gaining 9.8%. The portfolio benefited from an overweighting in technology, whose major contributors included Apple, Adobe and Sirius Satellite Radio.

The Sentinel Mid Cap Growth Fund Class A returned 9.75% for the fiscal year ending November 30, 2004. The Fund's performance trailed slightly behind the 11.40% gain of the Russell Mid Cap Growth Index, but beat the 9.22% average return of the Morningstar Mid Cap Growth universe and the 8.6% average return posted by the Lipper Mid Cap Growth universe.

     The fiscal year started off slowly, with the Fund up 3.1% during the November-March period. The Fund trailed the Russell index and the peer group over this period, because defensive sectors such as healthcare, financials, and energy stocks led the market, and the portfolio was overweighted in the more cyclical sectors. The Fund benefited from strong stock selection in consumer cyclical stocks, but was hurt by stock selection in the telecom and technology sectors, as stocks such as Nextel, Intel, and Novellus Systems lagged.

     While the overall market was relatively flat during the March-June period, the portfolio gained 4.5%, beating the Russell index and the peer group by a wide margin. The portfolio benefited from strong selection in traditional growth sectors such as technology and healthcare. In the technology sector, Research in Motion, Yahoo, Broadcom, and eBay were large gainers, while Imclone Systems, Advanced Medical Optics, and Eresearchtechnology led the way in the healthcare sector.

     The June-September period was a difficult one for growth investors. Seeking to rein in expectations, many companies made downbeat comments about their earnings outlooks for the second half of the year as they released earnings in July. Those cautious comments caused more defensive sectors to once again lead the market, while technology and industrial stocks were generally weak. The portfolio benefited from overweighted positions in energy and materials, but was hurt by its overweighting in technology and an underweighting in financials. The Fund lagged the index and the peer group during this period, falling 6.9%, hurt by poor stock selection in consumer stocks, such as Netflix and Select Comfort, which reported earnings disappointments.

     The Fund finished the fiscal year on a high note, gaining 9.5% during the October-November period, outpacing the Russell index and its peer group. The portfolio benefited from an overweighting in technology stocks and from strong stock selection. The largest contributors among technology stocks during this period were Apple Computer, F5 Networks, Digital River, and Adobe Systems. Another strong contributor was Sirius Satellite Radio, which benefited from rapid growth in new subscribers and added to its program offerings.

     As always, our objective is to maximize returns by investing in market-dominant growth companies while controlling risk. We will continue to emphasize companies that, on average, earn high returns on equity, produce superior earnings growth, and sell at only small premiums to companies in the Russell index. We will continue to control risk by limiting our sector weightings and our individual position sizes, and by employing a strict sell discipline.

     We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.


/s/ Robert L. Lee
-----------------------------------
Robert L. Lee, CFA

--------------------------------------------------------------------------------
Sentinel Mid Cap Growth Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Mid Cap Growth Fund Performance - Class A
Ten Years Ended November 30, 2004

                                    [CHART]

                                   Line chart

             Mid Cap Growth A     Morningstar                 Russell
              share with/load   Mid-Cap Growth   S&P 500   Midcap Growth+
             ----------------   --------------   -------   --------------
11/30/1994         10000             10000        10000         10000
11/30/1995         11862             12554        13692         13578
11/30/1996         14543             16128        17508         16233
11/30/1997         18507             17941        22503         19304
11/30/1998         20050             19077        27830         20888
11/30/1999         26156             27453        33647         29728
11/30/2000         29779             29383        32227         29238
11/30/2001         22498             23197        28291         23676
11/30/2002         18383             18507        23621         18988
11/30/2003         24297             23534        27183         25186
11/30/2004         26666             25703        30674         28057

Ending values are based upon an initial investment of $10,000 and subsequent reinvestment of all distributions. Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         9.75%      4.25%
--------------------------------------------------------------------------------
5 Years                                                        0.39%     -0.64%
--------------------------------------------------------------------------------
10 Years                                                      10.87%     10.31%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Mid Cap Growth Fund Performance - Class B
January 12, 1998 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Mid Cap Growth Fund B     Morningstar                 Russell
                share with/load      Mid-Cap Growth   S&P 500   Midcap Growth+
             ---------------------   --------------   -------   --------------
 1/12/1998           10000                10000        10000         10000
11/30/1998           11101                11906        12557         11464
11/30/1999           14317                17525        15181         16315
11/30/2000           16161                18313        14541         16047
11/30/2001           12088                14802        12765         12994
11/30/2002            9775                11897        10658         10421
11/30/2003           12759                15019        12265         13823
11/30/2004           13987                16403        13840         15398

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         8.71%      4.71%
--------------------------------------------------------------------------------
3 Years                                                        4.69%      3.77%
--------------------------------------------------------------------------------
5 Years                                                       -0.63%     -0.96%
--------------------------------------------------------------------------------
Since Inception*                                               5.00%      5.00%
--------------------------------------------------------------------------------

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    1/12/98

--------------------------------------------------------------------------------
Sentinel Mid Cap Growth Fund Performance - Class C
March 30, 2000 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Mid Cap Growth C     Morningstar              Russell Midcap
              share with/load   Mid-Cap Growth   S&P 500    Growth Index+
             ----------------   --------------   -------   --------------
 3/30/2000         10000             10000        10000         10000
11/30/2000          8276              7816         8906          6922
11/30/2001          6179              6467         7818          5605
11/30/2002          4978              5191         6528          4495
11/30/2003          6483              6561         7512          5962
11/30/2004          7016              7165         8477          6642

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

Mid-size company stocks can be more volatile than large company stocks.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         8.22%      7.22%
--------------------------------------------------------------------------------
3 Years                                                        4.33%      4.33%
--------------------------------------------------------------------------------
Since Inception*                                              -7.31%     -7.31%
--------------------------------------------------------------------------------

++   1% contingent deferred sales charge applies in the first year.
*    3/30/00

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Growth Fund

Investment in Securities
at November 30, 2004

                                                                       Value
                                                          Shares      (Note 1)
--------------------------------------------------------------------------------
Common Stocks 100.1%
Consumer Discretionary 23.6%
* A.C. Moore Arts & Crafts, Inc.                          35,600   $  1,024,924
* Amazon.com, Inc.                                        29,500      1,170,560
Best Buy Co., Inc.                                        46,300      2,610,394
* Cheesecake Factory, Inc.                                36,000      1,760,040
* Coach, Inc.                                             26,000      1,295,840
* Dicks Sporting Goods, Inc.                              44,200      1,591,200
* EBay, Inc.                                              22,700      2,552,615
* Fossil, Inc.                                            27,750        750,638
* Guitar Center, Inc.                                     43,900      2,123,882
Harman Int'l. Industries                                   7,600        933,660
Hilton Hotels Corp.                                       67,800      1,400,748
Leggett & Platt, Inc.                                     58,000      1,731,300
Marriott Int'l. - Class A                                 32,500      1,847,625
* Netflix, Inc.                                          154,100      1,753,658
* NVR, Inc.                                                2,900      2,003,610
Petsmart, Inc.                                            41,200      1,411,924
Polaris Industries, Inc.                                  11,000        724,900
Royal Caribbean Cruises Ltd.                              45,800      2,276,260
* Select Comfort Corp.                                    84,600      1,648,854
* Sirius Satellite Radio, Inc.                           560,000      3,718,400
Staples, Inc.                                             81,700      2,607,047
Station Casinos, Inc.                                     19,800      1,129,392
* Timberland Co.                                          27,700      1,754,241
TJX Cos                                                   59,500      1,400,630
* XM Satellite Radio Holdings, Inc.                       16,000        590,560
                                                                   ------------
                                                                     41,812,902
                                                                   ------------
Consumer Staples 1.0%
Costco Wholesale Corp.                                    35,200      1,710,720
                                                                   ------------
Energy 5.7%
* Cooper Cameron Corp.                                    16,400        855,916
Devon Energy Corp.                                        32,600      1,350,292
EOG Resources, Inc.                                       18,100      1,358,767
* Pride Int'l., Inc.                                      63,000      1,232,280
* Smith Int'l., Inc.                                      12,000        726,840
* Varco Int'l., Inc.                                      62,500      1,858,750
Williams Cos., Inc.                                       75,000      1,250,250
XTO Energy, Inc.                                          39,800      1,446,730
                                                                   ------------
                                                                     10,079,825
                                                                   ------------
Financials 8.1%
* Ameritrade Holding Corp.                               124,000      1,727,320
Doral Financial Corp.                                     46,300      2,148,320
East West Bancorp, Inc.                                   24,200      1,003,574
Legg Mason, Inc.                                          39,800      2,711,972
Progressive Corp., Ohio                                   17,600      1,601,424
Renaissance Re Holdings Ltd.                               9,100        458,185
SLM Corp.                                                 54,800      2,804,116
T. Rowe Price Group, Inc.                                 15,000        887,400
UCBH Holdings, Inc.                                       22,600      1,024,684
                                                                   ------------
                                                                     14,366,995
                                                                   ------------
Health Care 12.8%
* Advanced Medical Optics, Inc.                           25,000      1,039,500
* Amgen, Inc.                                             34,000      2,041,360
Beckman Coulter, Inc.                                     39,300      2,572,578
Biomet, Inc.                                              30,100      1,440,887
* Caremark RX., Inc.                                      43,042   $  1,539,182
* Coventry Health Care, Inc.                              21,350      1,059,601
* Endo Pharmaceuticals Holdings, Inc.                    136,600      2,797,567
* Gilead Sciences, Inc.                                   23,900        823,594
* Laboratory Corp.                                        50,700      2,431,065
* Patterson Cos., Inc.                                    30,600      1,250,316
* Pharmaceutical Products Dev., Inc.                      61,800      2,602,398
UnitedHealth Group, Inc.                                  29,100      2,410,935
* Wellpoint Health Networks, Inc.                          3,800        475,380
                                                                   ------------
                                                                     22,484,363
                                                                   ------------
Industrials 12.5%
C.H. Robinson Worldwide, Inc.                             35,700      1,918,875
  Corporate Executive Board Co.                           23,400      1,569,672
* Corrections Corp. of America                            68,700      2,713,650
Danaher Corp.                                             23,000      1,308,240
Donaldson Co., Inc.                                       51,400      1,593,400
Donnelley, RR & Sons Co.                                  40,000      1,388,000
General Dynamics Corp.                                     9,600      1,040,256
* Laureate Education, Inc.                                32,300      1,272,297
Manpower, Inc.                                            18,100        875,497
Republic Services, Inc.                                   66,600      2,097,234
Roper Industries, Inc.                                    38,400      2,363,520
Ryder Systems, Inc.                                       14,000        750,960
Timken Co.                                                84,500      2,197,000
* West Corp.                                              25,100        869,464
                                                                   ------------
                                                                     21,958,065
                                                                   ------------
Information Technology 31.0%
Adobe Systems, Inc.                                       43,100      2,610,136
* Aeroflex, Inc.                                         182,000      2,229,500
* Altera Corp.                                            86,500      1,961,820
* Apple Computer, Inc.                                    36,300      2,433,915
Autodesk, Inc.                                            24,000      1,569,840
* Avid Technology, Inc.                                   56,300      3,213,041
* Broadcom Corp. - Class A                                83,200      2,705,664
* Cisco Systems, Inc.                                     86,000      1,609,060
* Cognizant Technology Solutions Corp.                    61,800      2,356,434
* Corning, Inc.                                          142,100      1,787,618
* Cree, Inc.                                              66,200      2,368,636
* Dell, Inc.                                              70,000      2,836,400
* Digital River, Inc.                                     62,500      2,620,000
* F5 Networks, Inc.                                       57,900      2,492,595
Intel Corp.                                               67,000      1,497,450
* Juniper Networks, Inc.                                  86,700      2,386,851
* KLA-Tencor Corp.                                        59,800      2,694,588
* Marvell Technology Group, Ltd.                          57,300      1,837,038
Maxim Integrated Products, Inc.                           37,100      1,519,616
Microchip Technology, Inc.                                63,300      1,783,794
* Network Appliance, Inc.                                 48,400      1,459,744
* Novellus Systems, Inc.                                  82,900      2,233,326
* Oracle Corp.                                           150,100      1,900,266
* Research In Motion Ltd.                                 20,200      1,797,194
* Yahoo!, Inc.                                            75,000      2,821,500
                                                                   ------------
                                                                     54,726,026
                                                                   ------------
Materials 4.1%
Freeport-McMoran Copper & Gold, Inc.                      14,000   $    547,820
Newmont Mining Corp                                       21,300      1,008,555
Packaging Corp. of America                                19,000        437,000
Peabody Energy Corp.                                      33,900      2,813,700
* Scotts Co.                                              35,500      2,433,525
                                                                   ------------
                                                                      7,240,600
                                                                   ------------
Telecommunication Services 1.3%
* Nextel Partners, Inc. - Class A                        131,000      2,369,790
                                                                   ------------
Total Common Stocks
  (Cost $136,607,954)**                                             176,749,286

Excess of Liabilities Over Other Assets (0.1%)                         (246,799)
                                                                   ------------
Net Assets                                                         $176,502,487
                                                                   ============

*    Non-income producing.
** Cost for federal income tax purposes is $137,074,584. At November 30, 2004 net unrealized appreciation for federal income tax purposes aggregated $39,674,702 of which $41,965,151 related to appreciated securities and $2,290,449 related to depreciated securities.

                       See Notes to Financial Statements.

      Sentinel Core Mid Cap Fund seeks capital appreciation by investing in common stocks of mid-sized companies with strong business models, solid fundamentals and attractive valuations.

                           Sentinel Core Mid Cap Fund

By executing the same investment process that has produced very good results in the Sentinel Small Company Fund over the years, we hope to give our Sentinel Core Mid Cap Fund shareholders similar long-term results.

The Sentinel Core Mid Cap Fund Class A returned 7.48% from its initial public offering on March 29, 2004, through November 30, 2004. The Fund's performance was essentially in line with the S&P 400 Mid Cap Index, which was up 7.56% during the same period.

As they did last year, mid-cap stocks performed better than large-caps, but not as well as small-caps; among mid-caps, value outperformed growth. However, sector leadership changed from last year, when healthcare and technology were the dominant areas. This year energy and materials were the best performing mid-cap sectors.

     The Fund got off to an excellent start versus the S&P 400, by mid-August had built a nice lead. However, as the market surged off the August lows, the Fund slowly gave back ground and ended the fiscal year about even with the benchmark.

     The Fund's two best performing sectors, compared to the S&P 400, were information technology and energy. Stock selection was very good in information technology compared to the benchmark with standout results from Computer Sciences Corp., Cognos, and Affiliated Computer Systems. In energy the notable names that contributed to the sector's excellent results were: Chesapeake Energy, Noble Energy, and Encana Corp. The two primary drags on performance were the Fund's holdings in consumer discretionary and our cash position. Poor showings from GTECH Holdings Corp., Family Dollar Stores, Brinker International, and Mattel were the primary drivers of lackluster consumer discretionary results. Additionally, the Fund's average cash position of 9.8% was a drag on performance.

     In September, we began to take down the Fund's cash position to reduce our market risk. We also took measures to reduce our sector bets, particularly the Fund's underweighting in industrials and overweighting in healthcare. We believe these actions will improve the Fund's risk-reward profile for our shareholders. Although these measures were taken for long-term strategic reasons, they also proved beneficial to investment results during the recent market rally.

     Our investment actions were consistent with our view on the economy and the markets for the upcoming year. Keeping pressure on the domestic front are elevated energy costs, slowing job growth and rising interest rates. However, rates are still low, inflation is in check, personal income data is still solid, unemployment remains low, and energy costs are moderating. We anticipate that GDP growth will likely slow, but not alarmingly, from this year's levels.

     By executing the same investment process that has produced very good results in the Sentinel Small Company Fund over the years, we hope to give our Sentinel Core Mid Cap Fund shareholders similar long-term results. During the fiscal year we focused on identifying those companies with the best business models and management teams in each sector. We were valuation-conscious, buying these quality companies when they traded at a discount to our determination of fair market value. Additionally, we followed a strict sell discipline with regard to changes in a company's fundamentals or stock valuation.

     In closing, we are taking prudent measures in aligning the Fund for long-term investment success. We appreciate your continued confidence in us and will do our very best to help you achieve your investment goals.


/s/ Charles C. Schwartz
--------------------------------
Charles C. Schwartz, CFA

Sentinel Core Mid Cap Fund

Investment in Securities
at November 30, 2004

                                                                        Value
                                                            Shares     (Note 1)
--------------------------------------------------------------------------------
Common Stocks 92.5%
Consumer Discretionary 14.8%
* Brinker Int'l., Inc.                                      10,500   $   358,365
Family Dollar Stores, Inc.                                  11,000       322,300
Gentex Corp.                                                10,500       339,360
GTECH Holdings Corp.                                        17,000       410,550
McGraw-Hill Cos., Inc.                                       4,200       368,466
Michaels Stores, Inc.                                       13,500       368,955
Regis Corp.                                                  7,000       312,550
Tiffany & Co.                                               10,500       321,300
TJX Cos.                                                    15,500       364,870
                                                                     -----------
                                                                       3,166,716
                                                                     -----------
Consumer Staples 6.7%
Clorox Co.                                                   3,700       203,944
Heinz, H.J. Co.                                             10,000       371,600
Sysco Corp.                                                 15,000       521,250
Wrigley (Wm.) Jr. Co.                                        4,800       330,240
                                                                     -----------
                                                                       1,427,034
                                                                     -----------
Energy 9.7%
Baker Hughes                                                 4,200       186,186
B.J. Services Co.                                            3,100       157,077
Chesapeake Energy Corp.                                     15,700       282,600
Encana Corp.                                                 8,500       484,755
GlobalSantaFe Corp.                                          8,400       263,760
Kerr-McGee Corp.                                             4,500       280,035
Noble Energy, Inc.                                           4,000       255,160
Western Gas Resources, Inc.                                  5,000       155,000
                                                                     -----------
                                                                       2,064,573
                                                                     -----------
Financials 18.1%
Arthur J. Gallagher & Co.                                    8,000       245,200
Associated Banc Corp.                                        6,300       209,349
City National Corp.                                          2,000       136,800
Duke Realty Corp.                                           10,000       345,500
Federated Investors, Inc.                                    7,900       232,418
Liberty Property Trust                                       7,300       299,300
Mellon Financial Corp.                                      12,000       350,640
Mercantile Bankshares Corp.                                  4,200       216,300
North Fork Bancorporation                                    7,050       203,040
Regions Financial Corp.                                     10,500       367,395
State Street Corp.                                           7,900       352,024
Synovus Financial Corp.                                     10,000       270,000
TCF Financial Corp.                                          6,700       207,097
Willis Group Holdings, Ltd.                                  6,000       227,100
Wilmington Trust Corp.                                       6,000       216,900
                                                                     -----------
                                                                       3,879,063
                                                                     -----------
Health Care 12.3%
Bard, C. R., Inc.                                            1,300        77,883
* Barr Pharmaceuticals, Inc.                                 6,300       246,015
  Beckman Coulter, Inc.                                      4,700       307,662
* Cerner Corp.                                               5,800       305,776
* Coventry Health Care, Inc.                                 5,900       292,817
  Dentsply Int'l., Inc.                                      2,400       126,264
* Endo Pharmaceuticals Holdings, Inc.                       15,000       307,200
  Hillenbrand Industries, Inc.                               5,200       286,000
* Invitrogen Corp                                            6,300       381,150
* Laboratory Corp.                                           4,200       201,390
* Millipore Corp.                                            2,200       107,184
                                                                     -----------
                                                                       2,639,341
                                                                     -----------
Industrials 12.0%
* Choicepoint, Inc.                                          9,500   $   416,575
Donaldson Co., Inc.                                          5,300       164,300
Dover Corp.                                                 11,000       444,950
ITT Industries, Inc.                                         4,500       383,040
Pall Corp.                                                  10,500       284,445
Republic Services, Inc.                                     14,100       444,009
Teleflex, Inc.                                               8,400       424,200
                                                                     -----------
                                                                       2,561,519
                                                                     -----------
Information Technology 13.7%
* Affiliated Computer Services                               7,900       467,522
* Ceridian Corp.                                            19,500       368,745
* Cognos, Inc.                                               8,700       342,693
* Computer Sciences Corp.                                    7,000       378,700
Diebold, Inc.                                                4,500       239,400
* Electronic Arts, Inc.                                      8,000       391,200
Intersil Corp.                                              22,500       362,250
Microchip Technology, Inc.                                  13,500       380,430
                                                                     -----------
                                                                       2,930,940
                                                                     -----------
Materials 5.2%
Ecolab, Inc.                                                 6,000       209,880
Engelhard Corp.                                              8,000       239,120
Int'l. Flavors & Fragrances                                  7,900       319,950
Newmont Mining Corp.                                         7,000       331,450
                                                                     -----------
                                                                       1,100,400
                                                                     -----------
Total Common Stocks
   (Cost $18,337,718)                                                 19,769,586
                                                                     -----------

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 3.5%
Procter & Gamble 2.00%, 12/01/2004
   (Cost $750,000)                                      750M         $   750,000
                                                                     -----------
U.S Government Agency Obligations 3.3%
Federal Home Loan Bank 1.94%, 12/03/2004
   (Cost $699,925)                                      700M             699,925
                                                                     -----------
Total Investments
   (Cost $19,787,643)**                                               21,219,511

Excess of Other Assets Over Liabilities 0.7%                             161,148
                                                                     -----------
Net Assets                                                           $21,380,659
                                                                     ===========

*    Non-income producing.
** Cost for federal income tax purposes is the same. At November 30, 2004 net unrealized appreciation for federal income tax purposes aggregated $1,431,868 of which $1,726,858 related to appreciated securities and $294,990 related to depreciated securities.

                                              See Notes to Financial Statements.

           Sentinel International Equity Fund seeks growth of capital by investing in common stocks of established non-U.S. companies selected mainly for their growth prospects, or in U.S. companies that conduct their business mainly outside of the United States.

                       Sentinel International Equity Fund

All of the Fund's positive relative performance is attributable to favorable stock selection, which was achieved with broad contribution from a geographic and sector perspective.

For the fiscal year ended November 30, 2004, the Sentinel International Equity Fund Class A returned 24.58%, outperforming the 20.90% average return for the Morningstar Foreign Large Blend Universe, as well as the 23.77% return posted by the Lipper International Large Cap Value universe. Additionally, the Fund outperformed the MSCI Europe, Australia, and Far East Index (EAFE), which rose 24.2%.

     Fueled by President Bush's election victory, global equity markets rallied sharply during November, posting the strongest monthly gain of the Fund's fiscal year. Supported by further gains in foreign currencies relative to the U.S. dollar and more moderate overseas equity valuations, non-U.S. markets continued to outperform the S&P 500 Index, which returned 12.8% for the period. All of the Fund's positive relative performance is attributable to favorable stock selection, which was achieved with broad contribution from a geographic and sector perspective.

     Over the past fiscal year, the market continued the rebound that began in April 2003, as economic growth and earnings remained strong. Performance was led by the energy and utility sectors, which had lagged in the early stages of the recovery. The Fund maintained a neutral to modest overweight to these sectors, which was beneficial to performance over the past year.

     Within Europe, Austria and Norway were the two best-performing countries for the year, while Japan and much of the rest of Asia were the weakest. Security selection was a positive contributor to performance across all regions, especially the United Kingdom. Significantly, our holdings in Japan provided a positive contribution to relative performance, after trailing the market in the prior year. In Japan, our process favored companies that are focused globally, as well as a small group of more domestically oriented, high quality companies. These companies lagged early in the recovery, when the markets favored lower quality and smaller capitalization issues, but these positions performed much better over the fiscal year.

     Looking to 2005, we are becoming more cautious about potential returns for equities. The magnitude of gains for share prices since the market lows in the first quarter of 2003 has simply left valuations looking stretched, especially in the event that there is further softness in global economic growth next year. Within this environment, however, we continue to see better relative investment opportunities in foreign markets than in U.S. equities. And as always, the Fund will remain well diversified across regions and industries, with a healthy mix of well capitalized, reasonably valued companies offering stable growth prospects.


/s/ Erik B. Granade
---------------------------------------
Erik B. Granade, CFA
INVESCO Global Asset Management (N.A.),
Inc.

--------------------------------------------------------------------------------
Sentinel International Equity Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel International Equity Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                   Line chart

             International Equity Fund A    Morningstar
                   share with/load         Foreign Stock   EAFE Index+
             ---------------------------   -------------   -----------
11/30/1994              10000                  10000          10000
11/30/1995              10472                  10669          10757
11/30/1996              12094                  12352          12022
11/30/1997              13608                  13031          11974
11/30/1998              15014                  14442          13943
11/30/1999              17731                  19099          16895
11/30/2000              17047                  17261          15260
11/30/2001              14744                  13818          12334
11/30/2002              13386                  12208          10793
11/30/2003              16011                  14503          13407
11/30/2004              19946                  17534          16650

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        24.58%     18.33%
--------------------------------------------------------------------------------
5 Years                                                        2.38%      1.34%
--------------------------------------------------------------------------------
10 Years                                                       7.70%      7.15%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel International Equity Fund Performance - Class B
April 1, 1996 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             International Equity Fund B    Morningstar
                   Share with/load         Foreign Stock   EAFE Index+
             ---------------------------   -------------   -----------
  4/1/1996              10000                  10000          10000
11/30/1996              10752                  10764          10441
11/30/1997              11991                  11356          10399
11/30/1998              13099                  12586          12110
11/30/1999              15332                  16127          14674
11/30/2000              14597                  14606          13253
11/30/2001              12501                  11665          10713
11/30/2002              11313                  10203           9374
11/30/2003              13531                  12241          11644
11/30/2004              16856                  14799          14461

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        23.13%     19.13%
--------------------------------------------------------------------------------
3 Years                                                        9.24%      8.39%
--------------------------------------------------------------------------------
5 Years                                                        1.23%      0.92%
--------------------------------------------------------------------------------
Since Inception*                                               6.20%      6.20%
--------------------------------------------------------------------------------

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    4/1/96

--------------------------------------------------------------------------------
Sentinel International Equity Fund Performance - Class C
May 4, 1998 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             International Equity Fund C    Morningstar
                   Share with/load         Foreign Stock   EAFE Index+
             ---------------------------   -------------   -----------
  5/4/1998              10000                  10000          10000
11/30/1998               9223                   9422          10073
11/30/1999              10772                  12071          12205
11/30/2000              10233                  10935          11024
11/30/2001               8740                   8733           8910
11/30/2002               7813                   7639           7797
11/30/2003               9191                   9165           9685
11/30/2004              11308                  11080          12028

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        23.03%     22.03%
--------------------------------------------------------------------------------
3 Years                                                        8.97%      8.97%
--------------------------------------------------------------------------------
5 Years                                                        0.98%      0.98%
--------------------------------------------------------------------------------
Since Inception*                                               1.89%      1.89%
--------------------------------------------------------------------------------

++   1% contingent deferred sales charge applies in the first year.
*    5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel International Equity Fund

Investment in Securities
at November 30, 2004

                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------
Common Stocks 98.1%
Australia 1.6%
National Australia (f)                                     92,000   $  1,990,815
                                                                    ------------
Belgium 1.2%
Belgacom S.A. (f)                                          37,600      1,500,454
                                                                    ------------
Canada 2.3%
BCE, Inc.                                                  60,700      1,473,884
Encana Corp.                                               24,100      1,375,230
                                                                    ------------
                                                                       2,849,114
                                                                    ------------
China 0.5%
China Life Insurance Co. Ltd. (ADR)                        21,400        629,160
                                                                    ------------
Denmark 2.1%
Danske Bank (f)                                            86,600      2,588,125
                                                                    ------------
Finland 5.1%
Nokia Oyj (f)                                             178,408      2,886,964
Stora Enso Oyj-R (f)                                      136,400      2,174,157
Upm - Kymmene Oyj (f)                                      60,550      1,365,279
                                                                    ------------
                                                                       6,426,400
                                                                    ------------
France 4.0%
Michelin (f)                                               50,150      2,898,154
Societe Generale (f)                                       21,350      2,061,270
                                                                    ------------
                                                                       4,959,424
                                                                    ------------
Germany 3.1%
BASF A.G. (f)                                              40,400      2,726,797
Deutsche Bank A.G. (f)                                     13,300      1,126,108
                                                                    ------------
                                                                       3,852,905
                                                                    ------------
Hong Kong 3.1%
Cheung Kong (f)                                            72,000        692,371
HSBC Holdings (f)                                         111,600      1,903,705
Hutchison Wham Fnc (f)                                    149,800      1,334,692
                                                                    ------------
                                                                       3,930,768
                                                                    ------------
Italy 2.7%
Enel SpA (f)                                              168,700      1,504,974
E.N.I. SpA-Sponsored (ADR)                                 15,225      1,876,482
                                                                    ------------
                                                                       3,381,456
                                                                    ------------
Japan 20.2%
Canon, Inc. (f)                                            35,000      1,745,055
East Japan Railway NPV (f)                                    230      1,259,733
Eisai Co. (f)                                              35,000      1,039,313
Fuji Photo Film (f)                                        84,000      2,942,115
Hitachi Ltd. (f)                                          170,000      1,089,187
Ito-Yokado Co. Ltd. (f)                                    30,000      1,181,874
KAO Corp. (f)                                              73,000      1,751,215
Millea Holdings (f)                                            83      1,165,643
NEC Electronics (f)                                        21,700        978,769
Nintendo Co. Ltd. (f)                                      15,300      1,832,492
Nippon Telegraph & Telephone (f)                              410      1,832,158
Nomura Securities (f)                                      31,000        430,689
Olympus Corp. NPV (f)                                      54,000      1,036,853
Shin-Etsu Chemical NPV (f)                                 31,500      1,213,956
Sony Corp. (f)                                             53,100      1,923,580
Takeda Chemical Industries (f)                             48,900      2,394,413
Toyota Motor Corp. (f)                                     38,600      1,435,780
                                                                    ------------
                                                                      25,252,825
                                                                    ------------
Mexico 2.1%
Fomento Economico Mexicano Sa Sponsored ADR Units          14,600        697,588
Telefonos de Mexico (ADR)                                  57,000      1,995,570
                                                                    ------------
                                                                       2,693,158
                                                                    ------------
Netherlands 8.3%
ABN-Amro Holdings (f)                                      45,500   $  1,116,862
Aegon N.V. (f)                                            171,400      2,118,551
DSM N.V. (f)                                               33,855      2,038,564
ING Groep N.V. (f)                                         72,550      1,990,701
Koninklijke Philips Electronics N.V. (ADR)                 43,900      1,129,986
TPG N.V. (f)                                               74,950      1,964,635
                                                                    ------------
                                                                      10,359,299
                                                                    ------------
Norway 1.1%
Statoil ASA (f)                                            85,400      1,346,436
                                                                    ------------
Portugal 1.0%
Portugal Telecom (ADR)                                    106,700      1,264,395
                                                                    ------------
South Korea 2.7%
Kookmin Bank (f)                                           19,900        751,422
Korea Electric Power (ADR)                                 58,425        787,569
KT Corp. (ADR)                                             82,500      1,786,125
                                                                    ------------
                                                                       3,325,116
                                                                    ------------
Spain 3.6%
Endesa (ADR)                                               58,800      1,269,492
Repsol (ADR)                                               54,500      1,327,620
Total S.A. (ADR)                                           17,000      1,863,200
                                                                    ------------
                                                                       4,460,312
                                                                    ------------
Sweden 3.0%
Nordea AB (f)                                             168,800      1,658,228
Volvo AB Class B (f)                                       52,900      2,157,725
                                                                    ------------
                                                                       3,815,953
                                                                    ------------
Switzerland 9.8%
Cie Financ Richemont (f)                                   44,000      1,337,577
* Credit Suisse Group (f)                                  48,900      1,906,840
Nestle S.A. Registered (f)                                  9,525      2,440,042
Novartis A.G. Registered (f)                               62,250      2,978,719
Roche Holdings A.G. (f)                                    13,800      1,449,122
* Zurich Financial Services Group (f)                      14,400      2,213,167
                                                                    ------------
                                                                      12,325,467
                                                                    ------------
Taiwan 0.9%
Taiwan Semiconductors Mfg. Ltd. (ADR)                     142,300      1,134,131
                                                                    ------------
United Kingdom 19.7%
Anglo American (f)                                         39,000        943,937
BAA plc (f)                                               112,400      1,249,805
Boots Group ord (f)                                        97,100      1,170,340
BP Amoco plc (f)                                          181,600      1,853,665
British Aerospace Systems (f)                             475,700      2,228,372
Cadbury Schweppes (f)                                     273,500      2,446,190
Diageo plc (f)                                            187,900      2,629,889
GlaxoSmithKline plc (ADR)                                  61,800      2,628,972
Kingfisher plc (f)                                        300,150      1,651,256
Morrison (Wm.) (f)                                        191,159        821,941
Reed Elsevier (f)                                         229,000      2,098,493
Royal Bank of Scotland (f)                                 90,000      2,765,033
Scottish Power (f)                                        167,100      1,234,362
Shell Transport & Trading (ADR)                            18,350        928,877
                                                                    ------------
                                                                      24,651,132
                                                                    ------------
Total Common Stocks
   (Cost $98,071,746)                                                122,736,845
                                                                    ------------

                                                 Principal Amount       Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 1.4%
Prudential Funding
   1.98%, 12/03/2004
   (Cost $1,799,802)                                   1,800M       $  1,799,802
                                                                    ------------
Total Investments
   (Cost $99,871,548)**                                              124,536,647

Excess of Other Assets Over Liabilities 0.5%                             618,733
                                                                    ------------
Net Assets                                                          $125,155,380
                                                                    ============

(f) Fair Valued Securities. At November 30, 2004, the market value of the Fair Valued Securities amounted to $100,568,564 or 80.4% of the net assets.
*    Return of Capital paid during the fiscal year.
** Cost for federal income tax purposes is $103,163,583. At November 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $21,373,064 of which $25,440,645 related to appreciated securities and $4,067,581 related to depreciated securities.

     (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

Sentinel International Equity Fund
at November 30, 2004

                                                                        Value
                                                         Shares       (Note 1)
--------------------------------------------------------------------------------
                         Summary of Foreign Securities
                           by Industry Classification

                                                       Percent of      Market
Industry                                               Net Assets       Value
--------                                               ----------   ------------
Aerospace & Defense                                        1.8%     $  2,228,372
Air Freight & Logistics                                    2.6%        3,214,440
Apparel Accessories & Luxury Goods                         1.1%        1,337,577
Automobiles, Auto Parts                                    1.1%        1,435,780
Chemicals                                                  1.6%        2,038,564
Communications Equipment                                   2.3%        2,886,964
Construction, Farm Machinery & Heavy Trucks                1.7%        2,157,725
Consumer Electronics                                       2.4%        3,053,566
Distillers/Brewery                                         2.7%        3,327,477
Diversified Banks                                         13.4%       16,742,298
Diversified Capital Markets                                0.9%        1,126,108
Diversified Chemicals                                      2.2%        2,726,797
Electrical Equipment/Manufacturers                         1.7%        2,067,957
Forest Products                                            1.1%        1,365,279
Home Entertainment Software                                1.5%        1,832,492
Home Improvement Retail                                    1.3%        1,651,256
Household Products                                         1.4%        1,751,215
Hypermarkets & Super Centers                               1.6%        2,003,816
Financial Services - Diversified                           1.9%        2,421,390
Insurance- Life & Health                                   2.2%        2,747,711
Insurance- Property & Casualty                             0.9%        1,165,643
Mining                                                     0.8%          943,937
Multi-Life Insurance                                       1.8%        2,213,167
Oil & Gas - Exploration & Productions                      1.1%        1,375,230
Oil & Gas - Integrated                                     7.3%        9,196,280
Office Electronics                                         1.4%        1,745,055
Packaged Foods                                             3.9%        4,886,231
Paper Products                                             1.7%        2,174,157
Pharmaceuticals                                            9.3%       11,660,879
Photographic Products                                      2.4%        2,942,115
Photo Supply/Equipment                                     0.8%        1,036,853
Publishing                                                 1.7%        2,098,493
Railroads                                                  1.0%        1,259,733
Real Estate                                                0.6%          692,371
Semiconductors                                             1.9%        2,348,087
Tires & Rubber                                             2.3%        2,898,154
Telecommunications Services                                8.9%       11,187,278
Utilities - Electric                                       3.8%        4,796,398
                                                          ----      ------------
                                                          98.1%     $122,736,845
                                                          ====      ============

                                              See Notes to Financial Statements.

    Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing, in approximately the same weightings, in the common stocks of the companies comprising the Index.

                           Sentinel Growth Index Fund

The Sentinel Growth Index Fund Class A returned 6.03% for the fiscal year, in line with the return for the S&P BARRA Growth Index, which gained 6.88%. The S&P BARRA Growth Index is created by dividing the market into "growth" and "value" stocks according to their relative ranking on "book-to-price" - the ratio of the stock price to the book value per share of a firm's assets.

The Sentinel Growth Index Fund Class A returned 6.03% for the fiscal year ending November 30, 2004, in line with the return for the S&P BARRA Growth Index, which gained 6.88% for the same period.

     This fiscal year began with a noticeable "January Effect" run-up in prices of 8.3% for the S&P BARRA Growth Index through January 26, while the Sentinel Growth Index Fund gained 7.4%, continuing the pattern of healthy returns in the last few months of the Fund's 2003 fiscal year. Overall, investors correctly anticipated strong earnings for the first half of 2004, but were cautious about valuations. Energy and telecom companies led the overall stock market, but these sectors represent less than 1% each of the weight of the S&P BARRA Growth Index. This index is created by dividing the market into "growth" and "value" stocks according to their relative ranking on "book-to-price," which is the ratio of the stock price to the book value per share of a firm's assets. Since telecom stock prices had been so badly beaten down in earlier periods, these companies are now nearly all classed as "value" stocks.

     Over the following seven months, the market gave back nearly all of those early gains due to inflation concerns, especially about interest rates and oil prices, as well as uncertainty over the impact of the presidential election and the weak dollar, and closed on August 12 with a total gain of less than 0.5%. Utilities and energy stocks held up well during this period, but technology stocks lost nearly 22%, while financials, health care and consumer cyclicals lost between 5% and 10%. Excluding utilities and energy, the returns for the growth segment were harsher, resulting in a decline of 2.9% for the Fund during this period.

     From the dog days of August until the fiscal year-end the trend turned positive, as investors became encouraged by reports of healthy economic gains and employment growth, a decisive election result and an easing of the oil price spike. The S&P BARRA Growth Index gained 8.8% during this period, but caution remained dominant and growth stocks were rewarded less strongly, resulting in a gain for the Fund of 8.6%. Technology stocks recovered significantly, with the Fund's technology holdings gaining 15.0%. Other sectors helping the Fund finish the fiscal year on a positive note were consumer cyclicals, led by eBay, and industrials, led by General Electric.

     Looking ahead, we expect corporate earnings to increase 8% to 12% over the next twelve months as the economic recovery continues at a 3% to 4% rate. Corporate balance sheets are now stronger than they have been in some time, particularly for growth companies, due to significant retained earnings levels. Overall, companies have been investing in capital expenditures at a historically low level, due to economic and political uncertainties. Managements are likely to find their caution to be unwarranted, potentially leading to an expansion of corporate spending that could drive economic growth, and making it a particularly promising time for growth companies with high quality operations.


/s/ Robert L. Lee
-------------------------
Robert L. Lee, CFA


/s/ Peter W. Lert
-------------------------
Peter W. Lert, Ph.D., CFA

--------------------------------------------------------------------------------
Sentinel Growth Index Fund Performance Notes:
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Growth Index Fund Performance - Class A
September 13, 1999 inception through November 30, 2004

                                    [CHART]

                                   Line Chart

             Growth Index Fund A
               share with/load     S&P 500 Index+   Barra Growth Index+
             -------------------   --------------   -------------------
 9/13/1999          10000              10000               10000
11/30/1999          10384              10358               10716
11/30/2000           9037               9921                9372
11/30/2001           7462               8709                7814
11/30/2002           6064               7272                6396
11/30/2003           6775               8368                7205
11/30/2004           7184               9443                7700

Note that Fund performance reflects the maximum 2.5% sales charge and includes expenses and management fees, while index performance does not.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04
                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         6.03%      3.41%
--------------------------------------------------------------------------------
3 Years                                                       -1.26%     -2.08%
--------------------------------------------------------------------------------
5 Years                                                       -7.10%     -7.58%
--------------------------------------------------------------------------------
Since Inception*                                              -5.69%     -6.14%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

*    9/13/99

--------------------------------------------------------------------------------
Sentinel Growth Index Fund Performance - Class B
September 13, 1999 inception through November 30, 2004

                                    [CHART]

                                   Line Chart

             Growth Index Fund B
               share with/load     S&P 500 Index+   Barra Growth Index+
             -------------------   --------------   -------------------
 9/13/1999          10000              10000               10000
11/30/1999          10640              10358               10716
11/30/2000           9191               9921                9372
11/30/2001           7531               8709                7814
11/30/2002           6056               7272                6396
11/30/2003           6701               8368                7205
11/30/2004           7011               9443                7700

Note that Fund performance reflects all expenses, management fees, and the 0.5% contingent deferred sales charge (CDSC) that would apply if the investment was redeemed at the end of the period, while index performance does not.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04
                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         5.15%      2.65%
--------------------------------------------------------------------------------
3 Years                                                       -2.19%     -2.85%
--------------------------------------------------------------------------------
5 Years                                                       -7.91%     -8.14%
--------------------------------------------------------------------------------
Since Inception*                                              -6.49%     -6.58%
--------------------------------------------------------------------------------
++ Contingent deferred sales charges begin at 2.5% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*    9/13/99

--------------------------------------------------------------------------------
Sentinel Growth Index Fund Performance - Class C
March 30, 2000 inception through November 30, 2004

                                    [CHART]

                                   Line Chart

             Growth Index Fund C
               share with/load     S&P 500 Index+   Barra Growth Index+
----------   -------------------   --------------   -------------------
 3/30/2000          10000              10000               10000
11/30/2000           7783               8906                9053
11/30/2001           6265               7818                7548
11/30/2002           5002               6528                6179
11/30/2003           5443               7512                6959
11/30/2004           5685               8477                7438

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the indices does not include a CDSC, fees or expenses.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04
                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         4.44%       3.44%
--------------------------------------------------------------------------------
3 Years                                                       -3.19%      -3.19%
--------------------------------------------------------------------------------
Since Inception*                                             -11.39%     -11.39%
--------------------------------------------------------------------------------

++   1% contingent deferred sales charge applies in the first year.

*    3/30/00

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Growth Index Fund

Investment in Securities
at November 30, 2004

                                                                        Value
                                                            Shares     (Note 1)
--------------------------------------------------------------------------------
Common Stocks 99.1%
Consumer Discretionary 9.4%
* AutoZone, Inc.                                             1,200   $   102,720
* Bed Bath & Beyond, Inc.                                    4,300       171,690
Best Buy Co., Inc.                                           4,700       264,986
Black & Decker Corp.                                         1,200       100,908
* Coach, Inc.                                                2,700       134,568
Delphi Automotive Systems Corp.                              8,100        72,900
Dollar General Corp.                                         4,700        92,825
Dow Jones & Co., Inc.                                        1,197        51,172
* Ebay, Inc.                                                 9,600     1,079,520
Family Dollar Stores, Inc.                                   2,400        70,320
Fortune Brands, Inc.                                         2,100       164,808
Gap, Inc.                                                   13,000       284,050
Harley-Davidson, Inc.                                        4,280       247,469
Home Depot, Inc.                                            31,800     1,327,650
Int'l. Game Technology                                       5,000       176,750
Knight Ridder, Inc.                                          1,100        74,899
* Kohl's Corp.                                               4,936       227,846
Lowe's Cos., Inc.                                           11,300       625,229
Maytag Corp.                                                 1,100        22,110
McGraw-Hill Cos., Inc.                                       2,800       245,644
Meredith Corp.                                                 700        36,904
New York Times Co. - Class A                                 2,100        86,100
Nike, Inc.- Class B                                          3,800       321,708
Omnicom Group, Inc.                                          2,781       225,261
Radioshack Corp.                                             2,254        71,159
Staples, Inc.                                                7,200       229,752
* Starbucks Corp.                                            5,800       326,308
TJX Cos                                                      7,000       164,780
Yum Brands, Inc.                                             4,220       191,588
                                                                     -----------
                                                                       7,191,624
                                                                     -----------
Consumer Staples 18.9%
Altria Group, Inc.                                          29,700     1,707,453
Anheuser-Busch Co., Inc.                                    11,584       580,243
Avon Products, Inc.                                          6,802       255,347
Brown Forman Corp. - Class B                                 1,800        86,436
Campbell Soup Co.                                            5,869       167,443
Clorox Co.                                                   2,200       121,264
Coca-Cola Co.                                               35,145     1,381,550
Colgate Palmolive Co.                                        7,694       353,847
Gillette Co.                                                14,557       633,084
Heinz, H.J. Co.                                              5,094       189,293
Hershey Foods Corp.                                          3,600       186,480
Kellogg Co.                                                  6,012       262,724
Kimberly-Clark Corp.                                         7,200       457,992
McCormick & Company, Inc.                                    2,000        72,900
Pepsi Bottling Group, Inc.                                   3,700       103,674
PepsiCo, Inc.                                               24,554     1,225,490
Procter & Gamble Co.                                        36,800     1,968,064
Sara Lee Corp.                                              11,424       268,236
Sherwin Williams Co.                                         2,100        93,660
Sysco Corp.                                                  9,240       321,090
UST, Inc.                                                    2,399       105,628
Walgreen Co.                                                14,786       564,529
Wal-Mart Stores, Inc.                                       61,421     3,197,577
Wrigley (Wm.) Jr. Co.                                        3,276       225,389
                                                                     -----------
                                                                      14,529,393
                                                                     -----------
Energy 1.2%
B.J. Services Co.                                            2,300       116,541
Halliburton Co.                                              6,400       264,640
Schlumberger Ltd.                                            8,600       564,418
                                                                     -----------
                                                                         945,599
                                                                     -----------

Financials 4.2%
American Express Co.                                        18,400   $ 1,025,063
Fannie Mae                                                  14,000       961,800
Federated Investors, Inc. - Class B                          1,500        44,130
Marsh & McLennan Cos., Inc.                                  7,500       214,425
Moody's Corp.                                                2,189       176,762
North Fork Bancorporation, Inc.                              6,700       192,960
Simon Property Group, Inc.                                   3,200       198,656
SLM Corp.                                                    6,304       322,576
T. Rowe Price Group                                          1,900       112,404
                                                                     -----------
                                                                       3,248,776
                                                                     -----------
Health Care 20.7%
Abbott Labs                                                 22,635       949,765
Allergan, Inc.                                               1,962       144,207
* Amgen, Inc.                                               18,318     1,099,813
Bard, C.R., Inc.                                             1,500        89,865
Baxter Int'l., Inc.                                          8,900       281,685
Becton Dickinson & Co.                                       3,600       197,208
Biomet, Inc.                                                 3,650       174,726
* Boston Scientific Corp.                                   12,200       424,682
Bristol-Myers Squibb Co.                                    28,118       660,773
Cardinal Health, Inc.                                        6,200       324,136
* Express Scripts, Inc.                                      1,100        79,156
* Forest Labs, Inc.                                          5,400       210,438
* Gilead Sciences, Inc.                                      6,200       213,652
Guidant Corp.                                                4,525       293,356
IMS Health, Inc.                                             3,328        75,113
Johnson & Johnson                                           42,950     2,590,743
Lilly, Eli & Co.                                            16,360       872,479
Medtronic, Inc.                                             17,528       842,220
Merck & Co., Inc.                                           32,065       898,461
* Millipore Corp.                                              697        33,958
Mylan Labs, Inc.                                             3,800        69,008
Pfizer, Inc.                                               109,348     3,036,593
* St. Jude Medical, Inc.                                     5,100       194,514
Stryker Corp.                                                5,800       255,142
UnitedHealth Group                                           9,600       795,360
Wyeth                                                       19,300       769,491
* Zimmer Holdings, Inc.                                      3,541       288,946
                                                                     -----------
                                                                      15,865,490
                                                                     -----------
Industrials 15.0%
3M Company                                                  11,400       907,326
* American Standard Cos., Inc.                               3,100       120,714
* Apollo Group, Inc. - Class A                               2,800       223,160
Avery Dennison Corp.                                         1,656        97,141
Block, H & R, Inc.                                           2,400       114,480
Boeing Co.                                                  12,200       653,554
Caterpillar, Inc.                                            5,000       457,750
Cintas Corp.                                                 2,500       111,800
Danaher Corp.                                                4,500       255,960
Deluxe Corp.                                                   700        27,678
Emerson Electric Co.                                         6,100       407,602
Equifax, Inc.                                                1,972        54,467
General Electric Co.                                       152,855     5,404,952
* Monster Worldwide, Inc.                                    1,700        47,923
* Navistar Int'l. Corp.                                      1,000        41,150
Paychex, Inc.                                                5,422       179,794
Pitney Bowes, Inc.                                           3,300       144,441
Robert Half Int'l., Inc.                                     2,500        67,575
Rockwell Collins, Inc.                                       2,600       103,636
United Parcel Service, Inc. - Class B                       16,300   $ 1,371,645
United Technologies Corp.                                    7,400       722,092
                                                                     -----------
                                                                      11,514,840
                                                                     -----------
Information Technology 25.9%
Adobe Systems, Inc.                                          3,488       211,232
* Agilent Technologies, Inc.                                 7,000       160,230
* Altera Corp.                                               5,300       120,204
Analog Devices, Inc.                                         5,500       203,225
* Applied Materials, Inc.                                   24,500       407,680
Autodesk, Inc.                                               1,700       111,197
Automatic Data Processing                                    8,463       385,320
* Avaya, Inc.                                                6,500       106,730
* Broadcom Corp. - Class A                                   4,600       149,592
* Cisco Systems, Inc.                                       97,860     1,830,961
* Citrix Systems, Inc.                                       2,400        56,664
* Dell, Inc.                                                36,123     1,463,704
* Electronic Arts, Inc.                                      4,400       215,160
First Data Corp.                                            12,400       509,516
Intel Corp.                                                 92,808     2,074,260
Int'l. Business Machines                                    24,304     2,290,410
* Intuit, Inc.                                               2,800       117,152
* KLA-Tencor Corp.                                           2,800       126,168
* Lexmark Int'l., Inc. - Class A                             1,929       163,772
Linear Technology                                            4,400       167,904
* Lucent Technologies                                       62,400       245,232
Maxim Integrated Products, Inc.                              4,700       192,512
* Mercury Interactive Corp.                                  1,400        63,854
Microsoft Corp.                                            157,386     4,219,519
* National Semiconductor Corp.                               5,100        78,846
* Network Appliance, Inc.                                    5,144       155,143
* Oracle Corp.                                              74,808       947,069
* Parametric Technology Corp.                                3,800        22,230
* PMC-Sierra, Inc.                                           2,500        27,600
Qualcomm, Inc.                                              23,616       982,898
* Solectron Corp.                                           13,900        86,875
* Symantec Corp.                                             4,600       293,526
Symbol Technologies, Inc.                                    3,400        51,544
* Teradyne, Inc.                                             2,800        47,768
Texas Instruments, Inc.                                     25,000       604,500
* Waters Corp.                                               1,700        79,322
Xilinx, Inc.                                                 5,050       157,661
* Yahoo!, Inc.                                              19,660       739,609
                                                                     -----------
                                                                      19,866,789
                                                                     -----------
Materials 2.8%
Allegheny Technologies, Inc.                                 1,300        28,600
Ball Corp.                                                   1,600        71,568
Dow Chemical Co.                                            13,600       686,392
Dupont (El) de Nemours                                      14,500       657,140
Ecolab, Inc.                                                 3,700       129,426
Freeport McMoran Copper & Gold - Class B                     2,600       101,738
* Hercules, Inc.                                             1,600        23,840
Int'l. Flavors & Fragrances                                  1,400        56,700
* Pactiv Corp.                                               2,100        52,185
Praxair, Inc.                                                4,700       211,030
* Sealed Air Corp.                                           1,200        61,692
Sigma Aldrich Corp.                                          1,000        59,730
                                                                     -----------
                                                                       2,140,041
                                                                     -----------

                                              See Notes to Financial Statements.

Sentinel Growth Index Fund
at November 30, 2004

                                                            Shares      Value
                                                                       (Note 1)
--------------------------------------------------------------------------------
Telecommunication Services 0.7%
* Nextel Communications, Inc.                               16,100   $   458,206
* Qwest Communications Int'l., Inc.                         26,200       104,800
                                                                     -----------
                                                                         563,006
                                                                     -----------
Transportation 0.1%
* Delta Air Lines, Inc.                                      1,800        12,546
                                                                     -----------
Utilities 0.2%
* AES Corp.                                                  9,300       113,832
                                                                     -----------
Total Common Stocks
   (Cost $70,408,093)**                                               75,991,936
Excess of Other Assets Over Liabilities 0.9%                             664,919
                                                                     -----------
Net Assets                                                           $76,656,855
                                                                     ===========

*    Non-income producing.
** Cost for federal income tax purposes is $80,295,725. At November 30, 2004 net unrealized depreciation for federal income tax purposes aggregated $4,303,789 of which $3,681,263 related to appreciated securities and $7,985,052 related to depreciated securities.

                                              See Notes to Financial Statements.

      Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

                           Sentinel Common Stock Fund

The Fund outperformed in an up year for the stock market, returning 13.2% for the fiscal year.

The Sentinel Common Stock Fund Class A returned 13.19% for the fiscal year ending November 30, 2004. This performance compared favorably to the returns on market indices such as the Standard & Poor's 500 Index, which gained 12.84%. This year the Fund outperformed in an up year for the stock market. Traditionally, it has also fared well in down markets by protecting asset values. Generating competitive returns in both strong and weak stock market environments has produced a favorable relative 3- and 5-year performance record for the Fund.

     During the fiscal year, the Fund focused on owning a well diversified portfolio of high quality, cash-generating companies with sustainable business advantages. Over the course of the year, the best-performing sector in the stock market was energy, where the Fund was well represented. We were sellers on strength of energy shares throughout the fiscal year, but still remained overweighted in this sector. The proceeds were invested in other sectors, including technology, which had lagged but began to show signs of stabilizing and improving fundamentals. This had a positive impact on performance, as did strong stock selection in the consumer staples sector. One noteworthy weak spot in the Common Stock Fund's stock holdings were the financial stocks, where a heavy concentration in insurance brokers and property-casualty insurers adversely impacted performance. The Fund's financial holdings have since been better diversified. The Fund also underweighted the strong performing Telecom Services and Utility sectors.

     We continued to focus on large capitalization stocks, and multinational companies in particular, which stand to benefit from the weak U.S. dollar. We suspect the strong performance of mid-and small-cap stocks relative to large-caps may be coming to an end, given smaller companies' greater leverage to the domestic economy and historical pattern of underperforming in a rising interest-rate environment. Additionally, many small- and mid-caps are tied to U.S. consumer spending patterns. Consumers had the benefits of tax cuts and mortgage refinance activity last year, but are now faced with some inflationary pressures and a sub-par rebound in labor market conditions and personal income growth.

     While corporate earnings will be sharply higher this year than last, investors will likely increase their focus on next year's growth rates, which should be lower. This could place a premium on individual stock selection and sector emphasis, as those companies and industries able to buck the trend and deliver strong earnings gains should outperform. We continue to emphasize a positive stance on energy, industrials and basic materials, and also see attractive values in the healthcare sector. Financials and consumer cyclicals may have difficulty given a rising rate environment, and we are accordingly underweighted.

     We continue to monitor several macro issues, including the relationship of the U.S. dollar to other currencies, evidence of mounting inflationary pressures, interest rate movements and changes in the rate of growth in China and other emerging economies. While we consider the stock market to be essentially fairly valued, we do find attractive opportunities for total returns and modest levels of risk in high quality, large-cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payment to shareholders. It is these types of companies where the bulk of the Sentinel Common Stock Fund is invested.

     We would like to thank you for your support, and look forward to profitable returns in the years ahead.


/s/ Daniel J. Manion
--------------------------------
Daniel J. Manion, CFA

--------------------------------------------------------------------------------
Sentinel Common Stock Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Common Stock Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                   Line chart

                             Common Stock A
                            share with/load   Morningstar Large Value   S&P 500+
                            ---------------   -----------------------   --------
11/30/1994                       10000                  10000             10000
11/30/1995                       12619                  13126             13692
11/30/1996                       16047                  16260             17508
11/30/1997                       19393                  20187             22503
11/30/1998                       22168                  22339             27830
11/30/1999                       23488                  23699             33647
11/30/2000                       24616                  25151             32227
11/30/2001                       23033                  24691             28291
11/30/2002                       20143                  21875             23621
11/30/2003                       23499                  24813             27183
11/30/2004                       26600                  28745             30674

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        13.19%      7.52%
--------------------------------------------------------------------------------
3 Years                                                        4.92%      3.13%
--------------------------------------------------------------------------------
5 Years                                                        2.52%      1.47%
--------------------------------------------------------------------------------
10 Years                                                      10.84%     10.28%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Common Stock Fund Performance - Class B
April 1, 1996 inception through November 30, 2004

                                     [CHART]

                                   Line chart

                                    Common Stock Fund B   Morningstar
                                      share with/load     Large Value   S&P 500+
                                    -------------------   -----------   --------
  4/1/1996                                 10000             10000        10000
11/30/1996                                 11480             11508        11905
11/30/1997                                 13763             14288        15301
11/30/1998                                 15605             15811        18924
11/30/1999                                 16406             17094        22879
11/30/2000                                 17053             17801        21914
11/30/2001                                 15826             17812        19237
11/30/2002                                 13807             15483        16062
11/30/2003                                 16108             17898        18484
11/30/2004                                 18233             20735        20858

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        12.12%      8.12%
--------------------------------------------------------------------------------
3 Years                                                        3.92%      3.05%
--------------------------------------------------------------------------------
5 Years                                                        1.60%      1.33%
--------------------------------------------------------------------------------
Since Inception*                                               7.18%      7.18%
--------------------------------------------------------------------------------

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    4/1/96

--------------------------------------------------------------------------------
Sentinel Common Stock Fund Performance - Class C
May 4, 1998 inception through November 30, 2004

                                     [CHART]

                                   Line chart

                                         Common Stock C   Morningstar
                                        share with/load   Large Value   S&P 500+
                                        ---------------   -----------   --------
  5/4/1998                                   10000           10000        10000
11/30/1998                                    9223            9422        10073
11/30/1999                                   10772           12071        12205
11/30/2000                                   10233           10935        11024
11/30/2001                                    8740            8733         8910
11/30/2002                                    7813            7639         7797
11/30/2003                                    9191            9165         9685
11/30/2004                                   11308           11080        12028

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        12.03%     11.03%
--------------------------------------------------------------------------------
3 Years                                                        3.78%      3.78%
--------------------------------------------------------------------------------
5 Years                                                        1.48%      1.48%
--------------------------------------------------------------------------------
Since Inception*                                               1.66%      1.66%
--------------------------------------------------------------------------------

++   1% contingent deferred sales charge applies in the first year.
*    5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Common Stock Fund

Investment in Securities
at November 30, 2004

                                                                      Value
                                                        Shares       (Note 1)
--------------------------------------------------------------------------------
Common Stocks 97.9%
Consumer Discretionary 9.7%
* Comcast Corp. - Class A                             1,000,000   $   29,650,000
Gap, Inc.                                               550,000       12,017,500
Hilton Hotels Corp.                                     310,000        6,404,600
McGraw-Hill Cos., Inc.                                  105,000        9,211,650
* Time Warner, Inc.                                   1,500,000       26,565,000
TJX Cos.                                                485,000       11,416,900
Yum Brands, Inc.                                        280,000       12,712,000
                                                                  --------------
                                                                     107,977,650
                                                                  --------------
Consumer Staples 8.4%
Altria Group, Inc.                                      370,000       21,271,300
Avon Products, Inc.                                     137,400        5,157,996
Colgate Palmolive Co.                                   127,800        5,877,522
Diageo plc (ADR)                                        265,000       14,930,100
Kimberly-Clark Corp.                                    240,000       15,266,400
Kraft Foods, Inc.                                       424,400       14,514,480
PepsiCo, Inc.                                           139,900        6,982,409
Wrigley (Wm.) Jr. Co.                                   131,500        9,047,200
                                                                  --------------
                                                                      93,047,407
                                                                  --------------
Energy 12.5%
B.J. Services Co.                                        99,400        5,036,598
ChevronTexaco Corp.                                     288,900       15,773,940
Encana Corp.                                            132,300        7,545,069
EOG Resources, Inc.                                     166,400       12,491,648
Exxon Mobil Corp.                                       500,000       25,625,000
GlobalSantaFe Corp.                                     345,000       10,833,000
Noble Energy, Inc.                                      128,200        8,177,878
Pioneer Natural Resources Co.                           327,400       11,524,480
* Pride Int'l., Inc.                                    680,000       13,300,800
Schlumberger Ltd.                                       303,400       19,912,142
* Weatherford Int'l., Inc.                              165,000        8,807,700
                                                                  --------------
                                                                     139,028,255
                                                                  --------------
Financials 17.8%
American Express Co.                                    253,300       14,111,343
American Int'l. Group                                   325,000       20,588,750
Bank of America Corp.                                   295,700       13,682,039
Bank of New York, Inc.                                  340,000       11,189,400
Citigroup, Inc.                                         650,000       29,087,500
Goldman Sachs Group, Inc.                                69,400        7,270,344
Marsh & McLennan Cos.                                   362,800       10,372,452
MBNA Corp.                                              280,600        7,452,736
Mellon Financial Corp.                                  400,000       11,688,000
Merrill Lynch & Co., Inc.                               100,000        5,571,000
Morgan Stanley                                          154,300        7,830,725
PNC Financial Services Group, Inc.                      245,000       13,328,000
St. Paul Travelers Cos., Inc.                           531,700       19,396,416
U.S. Bancorp                                            400,000       11,852,000
Wells Fargo & Co.                                       225,000       13,898,250
                                                                  --------------
                                                                     197,318,955
                                                                  --------------
Health Care 14.8%
Baxter Int'l., Inc.                                     730,000       23,104,500
Cigna Corp.                                              81,000        5,671,620
GlaxoSmithKline plc (ADR)                               126,600        5,385,564
Guidant Corp.                                           315,000       20,421,450
HCA, Inc.                                               301,500       11,885,130
Johnson & Johnson                                       500,000   $   30,160,000
* Laboratory Corp.                                      220,300       10,563,385
Lilly, Eli & Co.                                        239,000       12,745,870
Medtronic, Inc.                                         435,000       20,901,750
Pfizer, Inc.                                            622,900       17,297,933
UnitedHealth Group                                       80,000        6,628,000
                                                                  --------------
                                                                     164,765,202
                                                                  --------------
Industrials 14.1%
Boeing Co.                                              139,000        7,446,230
General Dynamics Corp.                                  110,000       11,919,600
General Electric Co.                                    678,800       24,002,368
Honeywell Int'l., Inc.                                  527,800       18,647,174
Northrop Grumman Corp.                                  360,400       20,301,332
Rockwell Automation, Inc.                               226,500       10,713,450
Tyco Int'l. Ltd.                                        699,400       23,758,618
Union Pacific Corp.                                     148,900        9,446,216
United Technologies Corp.                               188,200       18,364,556
Waste Management, Inc.                                  380,000       11,327,800
                                                                  --------------
                                                                     155,927,344
                                                                  --------------
Information Technology 12.4%
* Accenture Ltd.                                        379,500        9,844,230
Analog Devices, Inc.                                    140,000        5,173,000
* Applied Materials, Inc.                               471,400        7,844,096
Electronic Data Systems                                 338,000        7,588,100
* EMC Corp.                                             728,800        9,780,496
First Data Corp.                                        380,000       15,614,200
Int'l. Business Machines                                192,200       18,112,928
Microsoft Corp.                                         760,000       20,375,600
Motorola, Inc.                                          550,000       10,593,000
Nokia Corp. (ADR)                                       549,000        8,877,330
* Oracle Corp.                                          520,000        6,583,200
Seagate Technology                                      475,000        7,115,500
Texas Instruments                                       435,000       10,518,300
                                                                  --------------
                                                                     138,019,980
                                                                  --------------
Materials 7.1%
Alcan, Inc.                                             122,000        6,222,000
Dupont (EI) de Nemours                                  440,000       19,940,800
Freeport McMoran Copper & Gold                          441,300       17,268,069
Int'l. Paper Co.                                        460,000       19,099,200
Newmont Mining Corp.                                    351,800       16,657,730
                                                                  --------------
                                                                      79,187,799
                                                                  --------------
Utilities 1.1%
Dominion Resources, Inc.                                 49,200        3,221,124
Entergy Corp.                                           133,800        8,672,916
                                                                  --------------
                                                                      11,894,040
                                                                  --------------
Total Common Stocks
   (Cost $783,833,854)                                             1,087,166,632
                                                                  --------------

                                               Principal Amount        Value
                                                  (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 1.7%
Lasalle Bank Corp. 1.98%, 12/03/2004                7,000M        $    6,999,230
Northern Trust Corp. 2.00%, 12/08/2004              6,000M             5,997,667
Chevron Oil Finance, Co. 1.99%, 12/01/2004          5,500M             5,500,000
                                                                  --------------
Total Corporate Short-Term Notes
   (Cost $18,496,897)                                                 18,496,897
                                                                  --------------
U.S. Government Agency Obligations 0.4%
Federal National Mortgage Association
   1.98%, 12/07/2004
   (Cost $4,998,350)                                5,000M             4,998,350
                                                                  --------------
Total Investments
   (Cost $807,329,101)**                                           1,110,661,879
Excess of Other Assets Over Liabilities 0.0%                              85,051
                                                                  --------------
Net Assets                                                        $1,110,746,930
                                                                  ==============

*    Non-income producing.
** Cost for federal income tax purposes is $809,071,172. At November 30, 2004 unrealized appreciation for federal income tax purposes aggregated $301,590,707 of which $315,846,046 related to appreciated securities and $14,255,339 related to depreciated securities.
     (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

   Sentinel Balanced Fund seeks a combination of growth of capital and current income with relatively low risk and relatively low fluctuations in value, by investing in high quality common stocks and investment grade bonds.

                             Sentinel Balanced Fund

The Sentinel Balanced Fund returned 10.12% for the fiscal year ended November 30, 2004. This performance compared favorably to the 9.59% average gain of the Morningstar Moderate Allocation Fund universe.

     The Sentinel Balanced Fund Class A returned 10.12% for the fiscal year ended November 30, 2004. This performance compared favorably to the 9.59% average gain of the Morningstar Moderate Allocation Fund universe. The Fund's return lagged the 12.84% return for the S&P 500 Index over the same time period, but exceeded the 4.44% gain for the Lehman Aggregate Bond Index by a substantial margin. After successfully protecting shareholder capital during the difficult stock market environment of 2000-2003, it was encouraging to see the Fund produce strong gains in a broad-based stock market rebound.

     The Fund began the fiscal year with a mix of 60% stocks, 37% bonds and 3% cash and cash equivalents in the portfolio. Asset allocation as of November 30, 2004 was 62% stocks, 35% bonds and 3% cash and cash equivalents, as profits in the fixed-income portion of the Fund were taken in advance of an upturn in interest rates and a backslide in bond prices near the close of the fiscal year.

     The Fund's equity holdings represented a well-diversified portfolio of high quality, cash generating companies with sustainable business advantages. We were sellers on strength of energy issues throughout the fiscal year, and invested the proceeds in other sectors, including technology, which had lagged but began to show signs of stabilizing and improving fundamentals. This had a positive impact on performance, as did strong stock selection in the consumer staples sector. One noteworthy weak spot in the Balanced Fund's stock holdings were the financial stocks, where a heavy concentration in insurance brokers and property-casualty insurers adversely impacted performance. The Fund's financial holdings have since been better diversified. The Fund also underweighted the strong performing Telecom Services and Utility sectors, although overall returns for the Funds equity holdings were ahead of most large cap stock market indices.

     The Federal Reserve raised short-term interest rates during the twelve-month period, leaving the federal funds rate at 2.00% as of November 30, 2004. In 2005 we suspect that interest rates may trend still higher. We therefore expect the fixed-income market to produce modest returns in the year ahead. The fixed-income segment of the Fund has emphasized collateralized mortgage obligations, which offer investors protection from excessive prepayments but hold an attractive yield advantage over U.S. Treasury securities of similar maturity, as well as U.S. government agencies. The Fund's emphasis on spread product, namely corporate bond and mortgage-backed-securities, made the largest contribution to the Fund's strong fixed-income performance.

     We continue to focus on the stocks of larger capitalization, high quality companies, as the returns generated by small and mid-cap stocks have been excessive in relation to large-caps for an extended period of time. We suspect that a reversion in this trend is at hand. We find many opportunities to re-employ capital in companies with solid growth prospects, excellent cash flow and earnings dynamics that are currently out of favor and undervalued in the stock market.

     As fiscal year 2005 begins, the Sentinel Balanced Fund is well positioned to take advantage of these market dynamics. As always, a sizable commitment to fixed-income securities will be maintained in the Fund's portfolio as a means of generating income and reducing risk.

     We appreciate your continuing support of our efforts.


/s/ Daniel J. Manion
-------------------------
Daniel J. Manion, CFA


/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA

--------------------------------------------------------------------------------
Sentinel Balanced Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Balanced Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                   Line chart

              Balanced A share     Morningstar
                  with/load      Domestic Hybrid   S&P 500**   Lehman Aggregate+
              ----------------   ---------------   ---------   -----------------
11/30/1994          10000             10000          10000           10000
11/30/1995          11819             12487          13692           11764
11/30/1996          13779             14625          17508           12478
11/30/1997          15905             17094          22503           13421
11/30/1998          17845             19007          27830           14689
11/30/1999          18302             21106          33647           14683
11/30/2000          19184             21552          32227           16014
11/30/2001          19157             21146          28291           17802
11/30/2002          17688             19195          23621           19108
11/30/2003          20297             21778          27183           20098
11/30/2004          22352             23868          30674           20991

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

**   An unmanaged index of stocks reflecting average prices in the stock market.
+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        10.12%      4.60%
--------------------------------------------------------------------------------
5 Years                                                        4.08%      3.02%
--------------------------------------------------------------------------------
10 Years                                                       8.93%      8.38%
--------------------------------------------------------------------------------
++   Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Balanced Fund Performance - Class B
April 1, 1996 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Balanced Fund B     Morningstar
             share with/load   Domestic Hybrid   S&P 500**   Lehman Aggregate+
             ---------------   ---------------   ---------   -----------------
  4/1/1996        10000             10000          10000           10000
11/30/1996        10958             11195          11905           10649
11/30/1997        12555             13086          15301           11453
11/30/1998        13979             14550          18924           12536
11/30/1999        14229             16114          22879           12531
11/30/2000        14797             16498          21914           13667
11/30/2001        14669             16147          19237           15192
11/30/2002        13514             14694          16062           16307
11/30/2003        15507             16630          18484           17152
11/30/2004        17077             18225          20858           17914

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the indices do not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

**   An unmanaged index of stocks reflecting average prices in the stock market.
+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        9.21%       5.21%
--------------------------------------------------------------------------------
3 Years                                                       4.41%       3.49%
--------------------------------------------------------------------------------
5 Years                                                       3.25%       2.95%
--------------------------------------------------------------------------------
Since Inception*                                              6.37%       6.37%
--------------------------------------------------------------------------------
++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    4/1/96

--------------------------------------------------------------------------------
Sentinel Balanced Fund Performance - Class C
May 4, 1998 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Balanced C share     Morningstar
                 with/load      Domestic Hybrid   S&P 500**   Lehman Aggregate+
             ----------------   ---------------   ---------   -----------------
  5/4/1998         10000             10000          10000           10000
11/30/1998         10094             10089          10466           10615
11/30/1999         10233             11162          12653           10610
11/30/2000         10595             11440          12119           11572
11/30/2001         10483             11186          10639           12864
11/30/2002          9595             10189           8883           13808
11/30/2003         10896             11520          10223           14523
11/30/2004         11886             12625          11535           15168

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the indices do not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

**   An unmanaged index of stocks reflecting average prices in the stock market.
+    An unmanaged index of bonds reflecting average prices in the bond market.
Bond values will decline as interest rates rise and increase as interest rates fall.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        9.08%       8.08%
--------------------------------------------------------------------------------
3 Years                                                       4.27%       4.27%
--------------------------------------------------------------------------------
5 Years                                                       3.04%       3.04%
--------------------------------------------------------------------------------
Since Inception*                                              2.66%       2.66%
--------------------------------------------------------------------------------
++   1% contingent deferred sales charge applies in the first year.
*    5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

--------------------------------------------------------------------------------
Sentinel Balanced Fund Performance - Class D
January 4, 1999 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Balanced D share     Morningstar
                 with/load      Domestic Hybrid   S&P 500**   Lehman Aggregate+
             ----------------   ---------------   ---------   -----------------
  1/4/1999         10000             10000          10000          10000
11/30/1999          9976             10966          11441           9932
11/30/2000         10336             11237          10958          10832
11/30/2001         10179             10988           9620          12041
11/30/2002          9282             10008           8032          12925
11/30/2003         10514             11316           9243          13595
11/30/2004         11233             12402          10430          14198

Note that the Fund's performance reflects all expenses and management fees and the 4% contingent deferred sales charge (CDSC) that would apply if the investment was redeemed at the end of the period, while that shown for the indices does not; performance shown for the Average reflects expenses and management fees but no CDSC.

**   An unmanaged index of stocks reflecting average prices in the stock market.
+    An unmanaged index of bonds reflecting average prices in the bond market.
Bond values will decline as interest rates rise and increase as interest rates fall.

--------------------------------------------------------------------------------
Average Annual Total Return - Class D Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        9.69%       3.69%
--------------------------------------------------------------------------------
3 Years                                                       4.25%       2.69%
--------------------------------------------------------------------------------
5 Years                                                       2.94%       2.22%
--------------------------------------------------------------------------------
Since Inception*                                              2.44%       1.99%
--------------------------------------------------------------------------------
++ Contingent deferred sales charges begin at 6% in first year and decline to 0% over a seven-year period. D shares convert to A shares at end of a 10-year period.
*    1/4/99

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Balanced Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Government Agency Obligations 34.4%
Federal Home Loan Mortgage Corporation 13.4%
Agency Discount Notes:
   1.97%, 12/13/04                                     4,500M        $ 4,497,045
                                                                     -----------
Collateralized Mortgage Obligations:
   FHR 2418 MB
      6.00%, 02/15/22                                  4,000M          4,169,160
   FHR 2283 PD
      7.00%, 02/15/31                                    776M            821,539
   FHR 2654 OG
      5.00%, 02/15/32                                  4,500M          4,420,350
   FHR 2438 NB
      6.50%, 04/15/32                                  5,000M          5,284,250
                                                                     -----------
                                                                      14,695,299
                                                                     -----------
Mortgage-Backed Securities:
15-Year:
   FHLMC 380070
      9.00%, 01/01/05                                      5M              4,895
   FHLMC G
      9.50%, 10/01/06                                     25M             26,297
                                                                     -----------
                                                                          31,192
                                                                     -----------
20-Year:
   FHLMC C90847
      6.00%, 08/01/24                                  3,400M          3,525,295
   FHLMC C90855
      6.00%, 09/01/24                                  1,907M          1,976,862
                                                                     -----------
                                                                       5,502,157
                                                                     -----------
30-Year:
   FHLMC P00020
      6.50%, 10/01/22                                  1,211M          1,267,742
   FHLMC C47314
      6.50%, 11/01/29                                  2,342M          2,461,693
   FHLMC C47315
      6.50%, 08/01/29                                  2,011M          2,114,427
   FHLMC C61408
      5.50%, 12/01/31                                  3,360M          3,409,608
   FHLMC C01290
      5.50%, 01/01/32                                  1,870M          1,898,734
   FHLMC A15113
      6.00%, 10/01/33                                  2,721M          2,826,544
                                                                     -----------
                                                                      13,978,748
                                                                     -----------
Total Federal Home Loan Mortgage Corporation                          38,704,441
                                                                     -----------
Federal National Mortgage Association 20.0%
Collateralized Mortgage Obligations:
   FNR 2002-55 VB
      5.50%, 08/25/20                                  4,500M          4,636,665
                                                                     -----------
Mortgage-Backed Securities:
15-Year:
   FNMA 313699
      9.00%, 12/01/06                                     54M             53,979
   FNMA 251535
      10.50%, 09/01/12                                    56M             62,210
   FNMA 785246
      4.50%, 06/01/19                                  2,412M          2,399,518
   FNMA 771162
      5.00%, 01/01/19                                  7,650M          7,764,805
                                                                     -----------
                                                                      10,280,512
                                                                     -----------
20-Year:
   FNMA 313960
      10.25%, 10/01/17                                    53M             58,885
                                                                     -----------
30-Year:
   FNMA 323062
      6.00%, 10/01/24                                  1,773M        $ 1,838,385
   FNMA 303718
      6.00%, 02/01/26                                  1,891M          1,958,544
   FNMA 576768
      6.00%, 08/01/26                                  1,937M          2,008,775
   FNMA 500296
      6.00%, 04/01/29                                     67M             69,602
   FNMA 514054
      7.00%, 09/01/29                                    112M            119,786
   FNMA 254477
      5.50%, 10/01/32                                  2,996M          3,038,136
   FNMA 659994
      6.50%, 09/01/32                                  1,575M          1,662,832
   FNMA 707312
      5.00%, 06/01/33                                  2,095M          2,072,655
   FNMA 721540
      5.00%, 07/01/33                                  7,040M          6,964,843
   FNMA 788149
      5.50%, 05/01/33                                  5,054M          5,134,080
   FNMA 721255
      5.50%, 07/01/33                                  3,739M          3,788,899
   FNMA 763757
      5.50%, 01/01/34                                  4,200M          4,256,670
   FNMA 774445
      5.50%, 03/01/34                                  4,855M          4,919,714
   FNMA 786096
      5.50%, 07/01/34                                  4,971M          5,035,123
                                                                     -----------
                                                                      42,868,044
                                                                     -----------
Total Federal National Mortgage Association                           57,844,106
                                                                     -----------
Government National Mortgage Association 1.0%
Mortgage-Backed Securities:
15-year:
   GNMA 514482
      7.50%, 09/15/14                                    240M            256,948
                                                                     -----------
30-Year:
   GNMA 26446
      9.00%, 02/15/09                                     14M             15,631
   GNMA 595180
      6.00%, 11/15/32                                  2,669M          2,763,570
                                                                     -----------
                                                                       2,779,201
                                                                     -----------
Total Government National Mortgage Association                         3,036,149
                                                                     -----------
Total U.S. Government Agency Obligations
   (Cost $99,726,820)                                                 99,584,696
                                                                     -----------
Bonds 1.7%
Consumer Cyclicals 0.3%
General Motors Corp.
   8.375%, 07/15/33                                      750M        $   765,938
                                                                     -----------
Financial Institutions 0.4%
Genworth Financial, Inc.
   6.50%, 06/15/34                                     1,000M          1,066,250
                                                                     -----------
Media 0.3%
Walt Disney Co.
   7.00%, 03/01/32                                       750M            845,625
                                                                     -----------
Telecommunications 0.7%
Comcast Corp.
   5.50%, 03/15/11                                     2,000M          2,087,500
                                                                     -----------
Total Bonds
   (Cost $4,530,558)                                                   4,765,313
                                                                     -----------

                                              See Notes to Financial Statements.

Sentinel Balanced Fund
at November 30, 2004

                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------
Common Stocks 62.1%
Consumer Discretionary 6.2%
* Comcast Corp. - Class A                                 160,000   $  4,744,000
Gap, Inc.                                                  90,000      1,966,500
Hilton Hotels Corp.                                        75,000      1,549,500
McGraw-Hill Cos., Inc.                                     16,500      1,447,545
* Time Warner, Inc.                                       240,000      4,250,400
TJX Cos.                                                   80,000      1,883,200
Yum Brands, Inc.                                           45,000      2,043,000
                                                                    ------------
                                                                      17,884,145
                                                                    ------------
Consumer Staples 5.4%
Altria Group, Inc.                                         54,000      3,104,460
Avon Products, Inc.                                        22,000        825,880
Colgate Palmolive Co.                                      20,000        919,800
Diageo plc (ADR)                                           40,000      2,253,600
Gillette Co.                                               25,000      1,087,250
Kimberly-Clark Corp.                                       40,000      2,544,400
Kraft Foods, Inc.                                          66,600      2,277,720
PepsiCo, Inc.                                              22,700      1,132,957
Wrigley (Wm.) Jr. Co.                                      20,800      1,431,040
                                                                    ------------
                                                                      15,577,107
                                                                    ------------
Energy 8.0%
B.J. Services Co.                                          16,000        810,720
ChevronTexaco Corp.                                        51,600      2,817,360
Encana Corp.                                               25,000      1,425,750
EOG Resources, Inc.                                        26,900      2,019,383
Exxon Mobil Corp.                                          78,000      3,997,500
GlobalSantaFe Corp.                                        55,000      1,727,000
Noble Energy, Inc.                                         20,300      1,294,937
Pioneer Natural Resources Co.                              47,000      1,654,400
* Pride Int'l., Inc.                                      125,000      2,445,000
Schlumberger Ltd.                                          60,000      3,937,800
* Weatherford Int'l., Inc.                                 20,400      1,088,952
                                                                    ------------
                                                                      23,218,802
                                                                    ------------
Financials 11.0%
American Express Co.                                       40,600      2,261,826
American Int'l. Group                                      55,000      3,484,250
Bank of America Corp.                                      47,800      2,211,706
Bank of New York, Inc.                                     50,000      1,645,500
Citigroup, Inc.                                           115,000      5,146,250
Goldman Sachs Group, Inc.                                  11,100      1,162,836
Marsh & McLennan Cos.                                      57,900      1,655,361
MBNA Corp.                                                 44,700      1,187,232
Mellon Financial Corp.                                     62,000      1,811,640
Merrill Lynch & Co., Inc.                                  16,400        913,644
Morgan Stanley                                             24,500      1,243,375
PNC Financial Services Group, Inc.                         40,000      2,176,000
St. Paul Travelers Cos., Inc.                              79,672      2,906,435
U.S. Bancorp                                               60,000      1,777,800
Wells Fargo & Co.                                          36,400      2,248,428
                                                                    ------------
                                                                      31,832,283
                                                                    ------------
Health Care 9.0%
Baxter Int'l., Inc.                                        95,000   $  3,006,750
Cigna Corp.                                                12,600        882,252
GlaxoSmithKline plc (ADR)                                  20,200        859,308
Guidant Corp.                                              50,000      3,241,500
HCA, Inc.                                                  48,200      1,900,044
Johnson & Johnson                                          90,000      5,428,800
* Laboratory Corp.                                         35,100      1,683,045
Lilly, Eli & Co.                                           33,900      1,807,887
Medtronic, Inc.                                            70,000      3,363,500
Pfizer, Inc.                                               98,800      2,743,676
UnitedHealth Group                                         13,000      1,077,050
                                                                    ------------
                                                                      25,993,812
                                                                    ------------
Industrials 8.8%
Boeing Co.                                                 23,600      1,264,252
General Dynamics Corp.                                     18,000      1,950,480
General Electric Co.                                      135,000      4,773,600
Honeywell Int'l., Inc.                                     86,000      3,038,380
Northrop Grumman Corp.                                     45,000      2,534,850
Rockwell Automation, Inc.                                  38,100      1,802,130
Tyco Int'l. Ltd.                                          115,000      3,906,550
Union Pacific Corp.                                        23,900      1,516,216
United Technologies Corp.                                  29,500      2,878,610
Waste Management, Inc.                                     60,000      1,788,600
                                                                    ------------
                                                                      25,453,668
                                                                    ------------
Information Technology 8.4%
* Accenture Ltd.                                           82,500      2,140,050
Analog Devices, Inc.                                       22,700        838,765
* Applied Materials, Inc.                                  86,500      1,439,360
Electronic Data Systems                                    62,100      1,394,145
* EMC Corp.                                               137,300      1,842,566
First Data Corp.                                           65,000      2,670,850
Int'l. Business Machines                                   30,400      2,864,896
Microsoft Corp.                                           120,000      3,217,200
Motorola, Inc.                                             95,000      1,829,700
Nokia Corp. (ADR)                                          94,100      1,521,597
* Oracle Corp.                                            117,000      1,481,220
Seagate Technology                                         80,000      1,198,400
Texas Instruments                                          70,000      1,692,600
                                                                    ------------
                                                                      24,131,349
                                                                    ------------
Materials 4.6%
Alcan, Inc.                                                19,000        969,000
Dupont (EI) de Nemours                                     75,000      3,399,000
Freeport McMoran Copper & Gold                             71,300      2,789,969
Int'l. Paper Co.                                           85,000      3,529,200
Newmont Mining Corp.                                       55,600      2,632,660
                                                                    ------------
                                                                      13,319,829
                                                                    ------------
Utilities 0.7%
Dominion Resources, Inc.                                    7,900        517,213
Entergy Corp.                                              21,800      1,413,076
                                                                    ------------
                                                                       1,930,289
                                                                    ------------
Total Common Stocks
   (Cost $135,449,906)                                               179,341,284
                                                                    ------------

                                                Principal Amount       Value
                                                   (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 2.3%
American Express
   1.99%, 12/02/04                                   5,500M        $  5,499,696
Toyota Credit
   1.97%, 12/16/04                                   1,000M             999,179
                                                                   ------------
Total Corporate Short-Term Notes
   (Cost $6,498,875)                                                  6,498,875
                                                                   ------------
Total Investments
   (Cost $246,206,159)**                                            290,190,168

Excess of Liabilities Over Other Assets (0.5%)                       (1,428,356)
                                                                   ------------
Net Assets                                                         $288,761,812
                                                                   ============

*    Non-income producing.
** Cost for federal income tax purposes is $246,728,916. At November 30, 2004 net unrealized appreciation for federal income tax purposes aggregated $43,461,252 of which $46,369,713 related to appreciated securities and $2,908,461 related to depreciated securities.
     (ADR) - American Depository Receipt

                                               See Notes to Financial Statements

    Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

                          Sentinel High Yield Bond Fund

For most of the fiscal year, the Fund was overweighted in cyclical industries, which tend to do well when the economy is expanding. Holdings in building and construction, chemical and metals and mining companies aided performance. Bonds of media companies also helped the Fund's return.

For the fiscal year ending November 30, 2004, Sentinel High Yield Bond Fund returned 9.09%, compared to the 10.96% average return of its Lipper High Current Yield Fund peer group.

     During the course of the fiscal year, investors alternatively questioned and embraced the strength of the U.S. economy. Investor worries were focused on the magnitude and potential impact of inflation, high oil prices and the relative strength of the U.S. dollar. Despite these concerns, we believed that the high yield bond market represented a good value for investors and were optimistic about the prospects for total return. Indeed, the high yield market performed well, with total returns of 11.74%, as measured by the Merrill Lynch High U.S. Yield Master II Index. With the exception of a few brief periods during the fiscal year, high yield investors were willing to take risk, causing the spread in the market to tighten from 498 basis points over U.S. Treasury issues at the beginning of the period to 356 basis points over Treasury issues as of November 30, 2004. The lowest-rated segment of the high yield market performed the best, with CCC-rated bonds returning 15.85%, as measured by the Merrill Lynch U.S. High Yield CCC and Below Index and distressed debt performing even better, with a total return of 21.89% as measured by the Merrill Lynch U.S. High Yield Distressed Index.

     Our strategy over the past 12 months centered on keeping the Fund positioned to take advantage of the economic recovery and expansion. We kept the Fund at its maximum weighting in lower-rated bonds for much of the year, taking advantage of high yield investors' appetite for risk. While estimates for economic growth were revised downward during the year, we felt that earlier estimates for sustainable robust economic growth were overly optimistic. In our opinion, the readjusted expectations for slower but steady growth were more realistic and more in line with our assessment for future economic activity. Despite the Fund's maximum weighting in lower quality bonds, most securities were rated B or BB, which led to an average quality rating of B.

     For most of the fiscal year, the Fund was overweighted in cyclical industries, which tend to do well when the economy is expanding. Much of our focus was on basic industries in the industrials and materials sectors. Holdings in building and construction, chemical and metals and mining companies aided performance. Bonds of media companies, especially those in the cable and broadcast industries, also helped the Fund's return.

     The Fund's objective, which limits and avoids certain low quality securities, held back results. For example, some of the riskiest bonds - those issued by nearly bankrupt companies - rallied when the underlying companies appeared to be on a more stable footing. Not owning such securities in the consumer discretionary, utilities, technology and electronics sectors detracted from Fund performance.

     Looking ahead, we are optimistic but cautious in our outlook over the next several months. The yield curve has flattened substantially over the past 12 months, reflecting the market's relatively optimistic outlook for inflation. If signs of inflation begin to build, rates would likely increase across the yield curve. With high yield bond spreads at historically tight levels, rising rates would be viewed negatively by the market and would likely hold back returns in the high yield market.

     Countering this possibility is the fact that the default rate in the high yield market is very low, making high yield bonds attractive. In addition, some bonds may be subject to credit quality upgrades as the underlying companies improve their businesses. A low default rate, attractive yields, the potential for quality upgrades and an improving economy are all positive for high yield bonds.


/s/ Dana Erikson
----------------------------------------
Dana Erikson, CFA
Evergreen Investment Management Company

--------------------------------------------------------------------------------
Sentinel High Yield Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel High Yield Bond Fund Performance - Class A
June 23, 1998 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             High Yield Bond Fund A   Lipper's High Current   Lehman High Yield
                 share with/load         Yield Fund Avg.         Bond Index+
             ----------------------   ---------------------   -----------------
 6/23/1997            10000                   10000                 10000
11/30/1997            10303                   10526                 10151
11/30/1998            10579                   10358                 10420
11/30/1999            10893                   10648                 10562
11/30/2000            10159                    9767                  9865
11/30/2001            11006                   10261                 10629
11/30/2002            11675                   10022                 10293
11/30/2003            13860                   12276                 13163
11/30/2004            15138                   13621                 14739

Ending values are based upon an initial investment of $10,000 and subsequent reinvestment of all distributions. Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         9.09%      4.73%
--------------------------------------------------------------------------------
3 Years                                                       11.17%      9.67%
--------------------------------------------------------------------------------
5 Years                                                        6.78%      5.91%
--------------------------------------------------------------------------------
Since Inception*                                               6.30%      5.72%
--------------------------------------------------------------------------------
++   Sales charge applicable to year of initial investment.
*    6/23/97

--------------------------------------------------------------------------------
Sentinel High Yield Bond Fund Performance - Class B
June 23, 1997 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             High Yield Bond Fund B   Lipper's High Current   Lehman High Yield
                 share with/load         Yield Fund Avg.         Bond Index+
             ----------------------   ---------------------   -----------------
 6/23/1997            10000                   10000                 10000
11/30/1997            10729                   10526                 10564
11/30/1998            11001                   10358                 10843
11/30/1999            11264                   10648                 10991
11/30/2000            10458                    9767                 10265
11/30/2001            11302                   10261                 11061
11/30/2002            11909                   10022                 10712
11/30/2003            14111                   12276                 13698
11/30/2004            15413                   13621                 15339

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         8.14%      4.14%
--------------------------------------------------------------------------------
3 Years                                                       10.37%      9.55%
--------------------------------------------------------------------------------
5 Years                                                        6.17%      5.88%
--------------------------------------------------------------------------------
Since Inception*                                               5.99%      5.99%
--------------------------------------------------------------------------------
++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    6/23/97

--------------------------------------------------------------------------------
Sentinel High Yield Bond Fund Performance - Class C
May 4, 1998 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             High Yield Bond Fund C   Lipper's High Current   Lehman  High Yield
                 share with/load         Yield Fund Avg.         Bond Index+
             ----------------------   ---------------------   ------------------
  5/4/1998            10000                   10000                  10000
11/30/1998             9531                    9567                   9806
11/30/1999             9696                    9835                   9940
11/30/2000             8946                    9021                   9284
11/30/2001             9591                    9477                  10003
11/30/2002            10071                    9256                   9687
11/30/2003            11837                   11338                  12388
11/30/2004            12787                   12581                  13872

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

High yield securities are subject to higher default risk than investment grade bonds.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         8.03%      7.03%
--------------------------------------------------------------------------------
3 Years                                                       10.06%     10.06%
--------------------------------------------------------------------------------
5 Years                                                        5.69%      5.69%
--------------------------------------------------------------------------------
Since Inception*                                               3.81%      3.81%
--------------------------------------------------------------------------------
++   1% contingent deferred sales charge applies in the first year.
*    5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel High Yield Bond Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount       Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Bonds 94.6%
Basic Industry 15.2%
Acetex Corp.
   10.875%, 08/01/09                                   1,000M        $ 1,095,000
AK Steel Corp.
   7.750%, 06/15/12                                      900M            922,500
Arco Chemical Co.
   9.800%, 02/01/20                                      510M            573,750
Boise Cascade LLC (a)
   7.125%, 10/15/14                                      215M            225,750
Borden U.S. Finance Corp. (a)
   9.000%, 07/15/14                                      250M            276,250
Century Aluminum (a)
   7.500%, 08/15/14                                      300M            316,500
Equistar Chemical LP
   10.625%, 05/01/11                                   1,550M          1,798,000
Ethyl Corp.
   8.875%, 05/01/10                                      190M            210,900
FMC Corp.
   10.250%, 11/01/09                                     900M          1,039,500
Foundation PA Coal Co. (a)
   7.250%, 08/01/14                                      990M          1,064,250
Freeport-McMoran Copper & Gold
   10.125%, 02/01/10                                     775M            873,812
Freeport-McMoran Copper & Gold
   6.875%, 02/01/14                                      410M            404,875
Georgia-Pacific Corp.
   8.125%, 05/15/11                                    1,000M          1,157,500
Georgia-Pacific Corp.
   8.000%, 01/15/24                                    1,200M          1,398,000
Gerdau Ameristeel Corp.
   10.375%, 07/15/11                                     137M            161,317
Graphic Packaging Int'l., Inc.
   8.500%, 08/15/11                                    1,000M          1,112,500
Graphic Packaging Int'l., Inc.
   9.500%, 08/15/13                                      250M            286,250
HMP Equity Holdings Corp.
   0.000%, 05/15/08                                      700M            463,750
Huntsman Int'l. LLC (a)
   9.875%, 03/01/09                                    1,000M          1,097,500
Huntsman Advanced Materials LLC (a)
   11.000%, 07/15/10                                   1,000M          1,192,500
Huntsman Int'l. LLC (a)
   11.500%, 07/15/12                                   1,375M          1,625,938
Jefferson Smurfit Corp.
   7.500%, 06/01/13                                    1,000M          1,077,500
Lyondell Chemical Co.
   9.500%, 12/15/08                                      765M            837,675
Lyondell Chemical Co.
   10.500%, 06/01/13                                   1,600M          1,904,000
Millar Western Forestry Products Ltd.
   7.750%, 02/01/14
   Steps up to 9%
   Beginning 02/01/09                                    165M            177,375
Millennium America, Inc.
   7.625%, 11/15/26                                    1,000M            990,000
OM Group, Inc.
   9.250%, 12/15/11                                    1,000M          1,065,000
Oregon Steel Mills, Inc.
   10.000%, 07/15/09                                   1,200M          1,356,000
Peabody Energy Corp.
   6.875%, 03/15/13                                      340M            367,200
Peabody Energy Corp.
   5.875%, 04/15/16                                      615M            613,463
Polyone Corp.
   8.875%, 05/01/12                                      100M            109,000
Rockwood Specialities Group, Inc. (a)
   7.500%, 11/15/14                                      280M            288,400
Seminis Vegetable Seeds, Inc.
   10.250%, 10/01/13                                   1,585M        $ 1,798,975
Stone Containers Corp.
   9.750%, 02/01/11                                      500M            555,000
Stone Containers Corp.
   7.375%, 07/15/14                                      200M            215,500
United States Steel Corp.
   10.750%, 08/01/08                                     782M            926,670
                                                                     -----------
                                                                      29,578,100
                                                                     -----------
Capital Goods 7.1%
Argo-Tech Corp.
   9.250%, 06/01/11                                      180M            197,550
Case New Holland, Inc. (a)
   9.250%, 08/01/11                                      480M            534,000
Case New Holland, Inc. (a)
   9.250%, 08/01/11                                    1,570M          1,746,625
Columbus McKinnon Corp.
   8.500%, 04/01/08                                      975M            977,437
Crown European Holdings
   9.500%, 03/01/11                                    1,500M          1,706,250
Crown Castle Cork & Seal
   7.375%, 12/15/26                                      500M            472,500
Dresser, Inc.
   9.375%, 04/15/11                                      750M            828,750
Dresser-Rand Group, Inc. (a)
   7.375%, 11/01/14                                      765M            789,863
Graham Packaging Co. LP (a)
   9.875%, 10/15/14                                      430M            451,500
Owens-Brockway Glass Container (a)
   6.750%, 12/01/14                                    1,050M          1,057,875
Owens-Brockway Glass Container
   8.750%, 11/15/12                                      675M            756,000
Owens-Brockway Glass Container
   8.250%, 05/15/13                                    1,200M          1,311,000
Terex Corp.
   7.375%, 01/15/14                                      960M          1,034,400
THL Buildco, Inc. (a)
   8.500%, 09/01/14                                      930M          1,004,400
Trimas Corp.
   9.875%, 06/15/12                                      875M            910,000
                                                                     -----------
                                                                      13,778,150
                                                                     -----------
Consumer Cyclical 8.2%
Affinity Group, Inc.
   9.000%, 02/15/12                                      670M            726,950
CSK Auto, Inc.
   7.000%, 01/15/14                                    1,350M          1,343,250
Collins & Aikman Products Co.
   12.875%, 08/15/12                                     750M            648,750
Collins & Aikman Products Co. (a)
   10.750%, 12/31/11                                     860M            875,050
Dura Operating Corp.
   8.625%, 04/15/12                                      900M            920,250
FTD, Inc.
   7.750%, 02/15/14                                    1,250M          1,293,750
General Nutrition Centers, Inc.
   8.500%, 12/01/10                                    1,230M          1,234,613
Group 1 Automotive, Inc.
   8.250%, 08/15/13                                    1,000M          1,067,500
Hines Nurseries, Inc.
   10.250%, 10/01/11                                   1,000M          1,097,500
Meritor Automative, Inc.
   6.800%, 02/15/09                                    1,351M          1,394,907
Michael's Stores, Inc.
   9.250%, 07/01/09                                       60M             64,650
Office Depot, Inc.
   10.000%, 07/15/08                                     200M        $   240,000
Petco Animal Supplies
   10.750%, 11/01/11                                   1,000M          1,175,000
R.J. Tower Corp.
   12.000%, 06/01/13                                   1,200M            900,000
Tenneco Automotive, Inc.
   10.250%, 07/15/13                                     545M            644,462
Tenneco Automotive, Inc. (a)
   8.625%, 11/15/14                                      500M            522,500
United Auto Group, Inc.
   9.625%, 03/15/12                                    1,000M          1,122,500
Warnaco, Inc.
   8.875%, 06/15/13                                      600M            664,500
                                                                     -----------
                                                                      15,936,132
                                                                     -----------
Consumer Non-Cyclical 8.6%
Alpharma, Inc. (a)
   8.625%, 05/01/11                                    1,250M          1,312,500
Amscan Holdings, Inc.
   8.750%, 05/01/14                                      850M            856,375
B & G Foods, Inc.
   8.000%, 10/01/11                                       70M             73,850
Central Garden and Pet Company
   9.125%, 02/01/13                                    1,000M          1,125,000
Chiquita Brands Int'l., Inc. (a)
   7.500%, 11/01/14                                      285M            289,987
Del Monte Corp.
   8.625%, 12/15/12                                      330M            370,425
Duane Reade, Inc. (a)
   9.750%, 08/01/11                                      575M            540,500
Elan Finance Corp. (a)
   7.750%, 11/15/11                                      950M          1,009,375
Elizabeth Arden, Inc.
   7.750%, 01/15/14                                    1,300M          1,391,000
Jarden Corp.
   9.750%, 05/01/12                                    1,800M          1,971,000
Jean Coutu Group PJC, Inc. (a)
   8.500%, 08/01/14                                    1,700M          1,734,000
Jostens IH Corp. (a)
   7.625%, 10/01/12                                      875M            920,938
North Atlantic Trading, Inc.
   9.250%, 03/01/12                                      775M            608,375
Pathmark Stores, Inc.
   8.750%, 02/01/12                                    1,000M            960,000
Playtex Products, Inc.
   8.000%, 03/01/11                                    1,000M          1,100,000
Playtex Products, Inc.
   9.375%, 06/01/11                                    1,250M          1,340,625
Riddell Bell Hldgs., Inc. (a)
   8.375%, 10/01/12                                      705M            733,200
Rite Aid Corp.
   9.500%, 02/15/11                                      400M            441,000
                                                                     -----------
                                                                      16,778,150
                                                                     -----------
Energy 6.9%
Chesapeake Energy Corp.
   6.875%, 01/15/16                                    1,685M          1,786,100
El Paso Production Holdings Co.
   7.750%, 06/01/13                                    1,000M          1,047,500
El Paso Energy Partners
   6.750%, 05/15/09                                    1,000M          1,010,000
Encore Acquisition Co.
   6.250%, 04/15/14                                      495M            507,375
Evergreen Resources, Inc.
   5.875%, 03/15/12                                      165M            173,250
Exco Resources, Inc.
   7.250%, 01/15/11                                      225M            242,438

                                              See Notes to Financial Statements.

Sentinel High Yield Bond Fund
at November 30, 2004

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Grant Prideco, Inc.
   9.000%, 12/15/09                                      900M        $ 1,005,750
Newpark Resources, Inc.
   8.625%, 12/15/07                                    1,000M          1,017,500
Parker Drilling Co.
   10.125%, 11/15/09                                     750M            784,688
Petroleum Geo Services ASA
   10.000%, 11/05/10                                   1,200M          1,374,000
Plains Exploration & Production Co.
   8.750%, 07/01/12                                      750M            847,500
Plains Exploration & Production Co.
   8.750%, 07/01/12                                      250M            282,500
Premcor Refining Group, Inc.
   9.500%, 02/01/13                                      800M            940,000
Premcor Refining Group, Inc.
   6.750%, 05/01/14                                      800M            852,000
Tesoro Petroleum Corp.
   8.000%, 04/15/08                                      320M            349,200
Tesoro Petroleum Corp.
   9.625%, 04/01/12                                      680M            788,800
* Tri-Union Development Corp. (f)**
   12.500%, 06/01/06                                     423M            393,390
* Tri-Union Development Corp.
   Payment-In-Kind Accrued
   Investment (f)**
   12.500%, 06/01/06                                      32M             29,063
                                                                     -----------
                                                                      13,431,054
                                                                     -----------
Financial 3.3%
Arch Western Finance LLC
   6.750%, 07/01/13                                    1,000M          1,052,500
Crum & Forster Holdings Corp.
   10.375%, 06/15/13                                   1,000M          1,112,500
Nalco Company
   8.875%, 11/15/13                                    1,500M          1,663,125
Nalco Financial Holdings
   0.000%, 02/01/09                                    1,265M            948,750
Thornburg Mortgage, Inc.
   8.000%, 05/15/13                                    1,500M          1,616,250
                                                                     -----------
                                                                       6,393,125
                                                                     -----------
Indexes 3.1%
Dow Jones CDX (a)
   8.000%, 12/29/09                                    6,000M          6,097,500
                                                                     -----------
Media 6.8%
American Color Graphics, Inc.
   10.000%, 06/15/10                                     825M            713,625
Cablevision Systems Corp. (a)
   8.000%, 04/15/12                                    1,240M          1,326,800
CCO Holdings LLC
   8.750%, 11/15/13                                    1,000M          1,032,500
Cenveo Corp.
   7.875%, 12/01/13                                      915M            869,250
Charter Communications Holdings
   8.625%, 04/01/09                                    2,350M          1,962,250
CSC Holdings, Inc.
   7.625%, 04/01/11                                    1,000M          1,075,000
Emmis Operating Co.
   6.875%, 05/15/12                                      860M            905,150
Houghton Mifflin Co.
   9.875%, 02/01/13                                    1,725M          1,906,125
Mediacom LLC
   9.500%, 01/15/13                                    2,000M          1,965,000
Primedia, Inc.
   8.875%, 05/15/11                                      635M        $   657,225
Sinclair Broadcast Group, Inc.
   8.000%, 03/15/12                                      875M            916,563
                                                                     -----------
                                                                      13,329,488
                                                                     -----------
Real Estate 1.0%
Crescent Real Estate
   9.250%, 04/15/09                                      840M            921,900
LNR Property Corp.
   7.625%, 07/15/13                                    1,000M          1,115,000
                                                                     -----------
                                                                       2,036,900
                                                                     -----------
Services Cyclical 18.4%
AMC Entertainment, Inc.
   9.875%, 02/01/12                                    1,250M          1,362,500
Ameristar Casinos, Inc.
   10.750%, 02/15/09                                   1,000M          1,115,000
Cinemark, Inc.
   0%, Due 03/15/14
   Steps up to 9.75%
   Beginning 03/15/09                                  1,840M          1,361,600
Corrections Corp. America
   7.500%, 05/01/11                                      500M            536,250
Coinmach Corp.
   9.000%, 02/01/10                                    1,000M          1,055,000
CP Ships Limited
   10.375%, 07/15/12                                   1,000M          1,155,000
Equinox Holdings, Inc.
   9.000%, 12/15/09                                    1,280M          1,363,200
Gaylord Entertainment Co. (a)
   6.750%, 11/15/14                                      300M            301,500
General Maritime Corp.
   10.000%, 03/15/13                                     855M            996,075
GEO Group, Inc.
   8.250%, 07/15/13                                      300M            319,500
Gulfmark Offshore, Inc. (a)
   7.750%, 07/15/14                                      500M            532,500
Hammons, John Q. Hotels LP
   8.875%, 05/15/12                                    1,115M          1,273,887
Herbst Gaming, Inc. (a)
   7.000%, 11/15/14                                      210M            211,575
Hornbeck Offshore Services, Inc. (a)
   6.125%, 12/01/14                                      250M            248,125
Horizon Lines LLC (a)
   9.000%, 11/01/12                                      300M            329,250
Host Marriott LP
   7.125%, 11/01/13                                    1,750M          1,881,250
Inn of the Mountain Gods Resort
   12.000%, 11/15/10                                   1,000M          1,170,000
Iron Mountain, Inc.
   6.625%, 01/01/16                                      975M            923,812
JohnsonDiversey Holdings, Inc.
   0% Due 05/15/13
   Steps up to 10.675%
   Beginning 05/15/07                                  1,000M            870,000
K Hovnanian Enterprises, Inc. (a)
   6.000%, 01/15/10                                      700M            710,500
K Hovnanian Enterprises, Inc.
   6.375%, 12/15/14                                      450M            452,250
La Quinta Properties
   8.875%, 03/15/11                                      400M            449,000
Loews Cineplex Entertainment Corp. (a)
   9.000%, 08/01/14                                      225M            243,000
Mandalay Resort Group
   10.250%, 08/01/07                                   1,000M          1,137,500
Marquee Holdings, Inc. (a)
   0% Due 08/15/14
   Steps up to 12%
   Beginning 08/15/2009                                1,500M        $   967,500
Meritage Corp.
   9.750%, 06/01/11                                      500M            558,750
Mobile Mini, Inc.
   9.500%, 07/01/13                                    1,000M          1,165,000
MTR Gaming Group, Inc.
   9.750%, 04/01/10                                    1,000M          1,095,000
Nationsrent Cos., Inc.
   9.500%, 10/15/10                                    1,000M          1,125,000
Norcross Safety Products LLC
   9.875%, 08/15/11                                      750M            828,750
Offshore Logistics, Inc.
   6.125%, 06/15/13                                    1,000M          1,030,000
Overseas Shipholding Group
   8.250%, 03/15/13                                      750M            843,750
Premier Entertainment Biloxi LLC
   10.750%, 02/01/12                                     910M            987,350
Sea Containers Ltd.
   10.500%, 05/15/12                                     440M            463,650
Ship Finance Int'l. Ltd.
   8.500%, 12/15/13                                      865M            896,356
Stena AB
   7.500%, 11/01/13                                    1,500M          1,578,750
Tech Olympic USA, Inc.
   7.500%, 03/15/11                                      500M            510,000
United Rentals North America, Inc.
   7.750%, 11/15/13                                    1,725M          1,664,625
Venetian Casino Resort LLC
   11.000%, 06/15/10                                   1,000M          1,145,000
WCI Communities, Inc.
   9.125%, 05/01/12                                    1,000M          1,120,000
                                                                     -----------
                                                                      35,977,755
                                                                     -----------
Services Non-Cyclical 5.8%
Allied Waste North American, Inc.
   6.500%, 11/15/10                                      450M            436,500
Clean Harbors, Inc. (a)
   11.250%, 07/15/12                                     550M            616,000
Genesis Healthcare Corp.
   8.000%, 10/15/13                                    1,000M          1,087,500
HCA, Inc.
   6.375%, 01/15/15                                      375M            372,187
Iasis Cap LLC (a)
   8.750%, 06/15/14                                      565M            617,262
NeighborCare Inc.
   6.875%, 11/15/13                                    1,125M          1,184,063
Omega Heathcare Invs., Inc.
   7.000%, 04/01/14                                      175M            179,375
Pacificare Health Systems
   10.750%, 06/01/09                                     650M            750,750
Select Medical Corp.
   9.500%, 06/15/09                                      998M          1,090,315
Service Corp.
   6.750%, 04/01/16                                      525M            553,875
Team Health, Inc. (a)
   9.000%, 04/01/12                                    1,000M          1,005,000
Tenet Healthcare Corp. (a)
   9.875%, 07/01/14                                      925M            999,000
Universal Hospital Services
   10.125%, 11/01/11                                   1,030M          1,091,800

                                              See Notes to Financial Statements.

Sentinel High Yield Bond Fund
at November 30, 2004

                                                 Principal Amount       Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Wynn Las Vegas LLC (a)
   6.625%, 12/01/14                                    1,415M       $  1,397,313
                                                                    ------------
                                                                      11,380,940
                                                                    ------------
Technology & Electronics 2.8%
Celestica, Inc.
   7.875%, 07/01/11                                      875M            931,875
IMAX Corp.
   9.625%, 12/01/10                                    1,500M          1,612,500
Northern Telecom
   Cap Corp.
   6.875%, 09/01/23                                    1,000M            915,000
Stratus Technologies, Inc.
   10.375%, 12/01/08                                   1,000M            900,000
Telex Communications, Inc.
   11.500%, 10/15/08                                   1,000M          1,095,000
                                                                    ------------
                                                                       5,454,375
                                                                    ------------
Telecommunications 5.1%
Centennial Communications Corp.
   8.125%, 02/01/14                                    1,000M          1,025,000
Consolidated Communications, Inc. (a)
   9.750%, 04/01/12                                      480M            513,600
Fairpoint Communications, Inc.
   11.875%, 03/01/10                                   1,000M          1,140,000
Fairpoint Communications, Inc.
   12.500%, 05/01/10                                     800M            864,000
Nextel Communications, Inc.
   7.375%, 08/01/15                                    1,000M          1,105,000
Qwest Capital Funding, Inc.
   7.000%, 08/03/09                                    1,000M            977,500
Qwest Corp.
   7.875%, 09/01/11                                      835M            895,537
RCN Corp. (f)***
   12.500%, 06/30/08                                   1,211M          1,240,875
Rogers Wireless, Inc.
   9.625%, 05/01/11                                    1,000M          1,162,500
Rogers Wireless, Inc.
   6.375%, 03/01/14                                      350M            343,000
Rogers Wireless, Inc. (a)
   7.500%, 03/15/15                                      575M            599,438
Rural Cellular Corp.
   8.250%, 03/15/12                                      170M            178,925
                                                                    ------------
                                                                      10,045,375
                                                                    ------------
Utility 2.3%
AES Corporation
   9.500%, 06/01/09                                      835M            956,075
NRG Energy, Inc. (a)
   8.000%, 12/15/13                                      600M            666,000
Reliant Resources, Inc.
   9.500%, 07/15/13                                    1,500M          1,728,750
Semco Energy, Inc.
   7.125%, 05/15/08                                      500M            540,000
Semco Energy, Inc.
   7.750%, 05/15/13                                      500M            550,000
                                                                    ------------
                                                                       4,440,825
                                                                    ------------
Total Bonds
   (Cost $174,413,020)                                               184,657,869
                                                                    ------------

                                                                          Value
                                                               Shares   (Note 1)
--------------------------------------------------------------------------------
Common Stocks 0.3%
Entertainment 0.3%
Charter Communications, Inc.                                   75,000   $162,000
* IMAX Corp.                                                   54,472    452,118
                                                                        --------
                                                                         614,118
                                                                        --------
Oil, & Gas 0.0%
* Tribo Petroleum (f)                                             500          0
                                                                        --------
Total Common Stocks
   (Cost $575,092)                                                       614,118
                                                                        --------
Warrants 0.1%
* American Tower Escrow
   Corp.                                                        1,000    228,500
* Ono Finance plc. (a)                                          1,000          0
* Ono Finance plc. (a)                                          1,000          0
* RCN Corp. (f)***                                            150,000          0
Total Warrants
                                                                        --------
   (Cost $76,272)                                                        228,500
                                                                        --------

--------------------------------------------------------------------------------
                                                 Principal Amount      Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Government
   Agency Obligations 4.4%
Federal Home Loan Bank 1.92%, 12/01/04
   (Cost $8,585,000)                                   8,585M          8,585,000
                                                                    ------------
Total Investments
   (Cost $183,649,384)****                                           194,085,487
Excess of Other Assets
   Over Liabilities 0.6%                                               1,192,921
                                                                    ------------
Net Assets                                                          $195,278,408
                                                                    ============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2004, the market value of rule 144A securities amounted to $36,991,264 or 18.9% of net assets.
(f) Fair Valued Securities. At November 30, 2004, the market value of the Fair Valued Securities amounted to $1,663,328 or 0.9% of the net assets.
*    Non-income producing.
** Bond in default. Tri-Union Development Corp. has recently concluded bankruptcy proceedings in the United States Bankruptcy Court for the Southern District of Texas, Houston Division. Noteholders will receive pro-rata shares of 100% of the membership interests described as the Series A Common Units in TexCal Energy (LP), LLC. The distribution will result in one (1) new membership interest unit being distributed for each $1,000 in principal of Notes as of the October 21, 2004 record date for distributions.
*** Illiquid security. The RCN corporate bond and associated warrants represent a private placement investment that Evergreen Investment Management Company, the Fund's sub-advisor, made with RCN Corporation on August 26, 2003. From a total commitment of $1,500,000, $1,005,031 was drawn. Subsequent payment-in-kind accruals, or interest payments in additional securities, compounded on the 30th day of each calendar quarter, have increased the par amount to 1,210,609 and an amortized cost of $1,162,149 on November 30, 2004. The Fund also owns 150,000 shares of RCN Warrants at no cost. RCN is currently engaged in bankruptcy proceedings.
**** Cost for federal income tax purposes is $183,655,786. At November 30, 2004, unrealized appreciation for federal income tax purposes aggregated $10,429,701 of which $11,449,781 related to appreciated securities and $1,020,080 related to depreciated securities.

                                              See Notes to Financial Statements.

      Sentinel Capital Markets Income Fund seeks high current income with a secondary goal of long-term capital appreciation by investing in a diversified mix of domestic investment grade bonds, lower rated bonds, foreign bonds in some cases denominated in foreign currencies, and equity securities such as common stocks, preferred stocks and
                          convertible debt securities.

                      Sentinel Capital Markets Income Fund

The Fund took advantage of the economic recovery and expansion as well as the weakening dollar by maintaining its exposure to higher yielding asset classes such as high yield bonds, emerging markets bonds, equities and government bonds in non-U.S. currencies.

For the fiscal year ending November 30, 2004, the Sentinel Capital Markets Income Fund Class A returned 9.58%, compared to the 4.44% average return of the Lehman Brothers Aggregate Bond Index and the 11.98% return of the Lehman High Yield Index.

     The fiscal year was one in which investors alternatively questioned and embraced the strength of the U.S. and world economies. Investors worried about the magnitude and potential impact of inflation, high oil prices and the relative strength of the U.S. dollar. They were also concerned about the war in Iraq, potential terror attacks on the Olympic games and political party conventions in the U.S., as well as the U.S. election process and results. During the course of the year, monetary policy in the U.S. began to shift from a very accommodative stance to a more neutral one.

     Economic activity in the U.S. was generally strong, but started slowing down in the third quarter of 2004 as energy prices reached record highs. Employment continued to grow in fits and turns. Inflation statistics were quite mild. As a result, the Federal Reserve kept its rhetoric and actions in line with a gradual and moderate monetary tightening pace, raising the federal funds target rate by a total of 100 basis points, bringing the rate to 2.00% by the end of the fiscal year.

     Elsewhere, growth was robust in Asia, with China and India leading the pack, as well as most other emerging markets and commodity-producing economies. European growth was more subdued as domestic consumption was moderate, while exports were hurt by stronger currencies. However, growth began to slow in the third quarter in most of these economies.

     Financial markets reflected many of the uncertainties discussed above with roller coaster-like behavior, but ended the year on a positive note. Despite interest-rate increases by the Fed, 10-year yields were almost unchanged for the year; as a result, the Merrill Lynch U.S. Treasuries/Agencies 7-10 Year Index returned 4.4%. Equities were volatile, initially rising quickly during December 2003 and January 2004, trending down through September 2004, and rallying in the last two months of the fiscal year, with the S&P 500 Index posting a gain of 12.8% for the year ending November 30, 2004. U.S. high yield securities delivered positive returns, with the JP Morgan US High Yield Index posting a 12.6% return for the year. Emerging markets bonds posted a 12.2% return, as measured by the JP Morgan Emerging Markets Bond Index EMB Global Composite, as low interest rates, higher commodity prices and a weaker dollar helped this asset class, with most of the gains achieved since June 2004. The U.S. dollar weakened by 9.3% during the period.

     The Fund took advantage of the economic recovery and expansion as well as the weakening dollar by maintaining its exposure to higher yielding asset classes such as high yield bonds, emerging markets bonds, equities and government bonds in non-U.S. currencies.

     Looking forward, the outlook appears bearish for fixed income, and mixed for equities in an environment of increased uncertainty and volatility. The U.S. dollar is likely to continue weakening against Asian currencies, especially if China decides to introduce changes to its foreign exchange regime. This could correct some of the current account imbalances.

     Financial markets are likely to be very dependent on economic reports. Signs of inflationary pressures will determine the level of aggressiveness on the part of the Federal Reserve in removing its still accommodative monetary policy. We think high yield markets may outperform U.S. Treasury issues, which could react negatively to any sign of a strengthening economy and rising inflationary pressures. Thus, going forward, the Fund is likely to maintain a lower duration stance for bonds and will continue to take advantage of U.S. dollar weakness and volatility in the equity markets, with careful asset allocation across sectors.


/s/ Dana Erikson
----------------------------------------
Dana Erikson, CFA
Evergreen Investment Management Company

--------------------------------------------------------------------------------
Sentinel Capital Markets Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Capital Markets Income Fund Performance - Class A
March 10, 2003 inception through November 30, 2004

                                    [CHART]

                                   Line chart

             Cap Mkt Income Fund A   Lehman Aggregate   Lehman High Yield
                share with/load         Bond Index+         Bond Index+
             ---------------------   ----------------   -----------------
 3/10/2003           10000                 10000              10000
 3/31/2003            9601                  9948              10282
 4/30/2003           10053                 10030              10892
 5/31/2003           10352                 10217              11005
 6/30/2003           10477                 10197              11321
 7/31/2003           10327                  9854              11197
 8/31/2003           10434                  9919              11325
 9/30/2003           10582                 10182              11635
10/31/2003           10800                 10087              11870
11/30/2003           10979                 10111              12050
12/31/2003           11336                 10214              12323
 1/31/2004           11410                 10296              12558
 2/29/2004           11426                 10408              12526
 3/31/2004           11459                 10486              12611
 4/30/2004           11232                 10213              12526
 5/31/2004           11181                 10172              12313
 6/30/2004           11329                 10229              12490
 7/31/2004           11317                 10331              12660
 8/31/2004           11460                 10528              12908
 9/30/2004           11621                 10556              13096
10/31/2004           11761                 10645              13332
11/30/2004           12031                 10560              13493

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not.

+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

             Net Asset   Offering
Period         Value      Price++
---------------------------------
1 Year         9.58%       4.10%
---------------------------------
Since
Inception*    14.68%      11.30%
---------------------------------
++   Sales charge applicable to year of initial investment.

*    3/10/03

--------------------------------------------------------------------------------
Sentinel Capital Markets Income Fund Performance - Class B
March 10, 2003 inception through November 30, 2004

                                    [CHART]

                                   Line chart

             Cap Mkt Inc Fund B   Lehman Aggregate   Lehman High Yield
              share with/load       Bond Index+         Bond Index+
             ------------------   ----------------   -----------------
 3/10/2003          10000              10000               10000
 3/31/2003          10110               9948               10282
 4/30/2003          10580              10030               10892
 5/31/2003          10893              10217               11005
 6/30/2003          11012              10197               11321
 7/31/2003          10851               9854               11197
 8/31/2003          10960               9919               11325
 9/30/2003          11111              10182               11635
10/31/2003          11331              10087               11870
11/30/2003          11511              10111               12050
12/31/2003          11878              10214               12323
 1/31/2004          11938              10296               12558
 2/29/2004          11959              10408               12526
 3/31/2004          11976              10486               12611
 4/30/2004          11732              10213               12526
 5/31/2004          11671              10172               12313
 6/30/2004          11816              10229               12490
 7/31/2004          11784              10331               12660
 8/31/2004          11936              10528               12908
 9/30/2004          12085              10556               13096
10/31/2004          12233              10645               13332
11/30/2004          12107              10560               13493

Note that Fund performance reflects all expenses, management fees, and the 4% contingent deferred sales charge (CDSC) that would apply if the investment was redeemed at the end of the period, while index performances do not.

+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

             Net Asset   Offering
Period         Value      Price++
----------------------------------
1 Year          8.65%       4.65%
----------------------------------
Since
Inception*     13.82%      11.70%
----------------------------------
++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*    3/10/03

--------------------------------------------------------------------------------
Sentinel Capital Markets Income Fund Performance - Class C
March 10, 2003 inception through November 30, 2004

                                    [CHART]

                                   Line chart

             Cap Mkt Income Fund C   Lehman Aggregate   Lehman High Yield
                share with/load         Bond Index+         Bond Index+
             ---------------------   ----------------   -----------------
 3/10/2003           10000                 10000              10000
 3/31/2003           10110                  9948              10282
 4/30/2003           10579                 10030              10892
 5/31/2003           10892                 10217              11005
 6/30/2003           11010                 10197              11321
 7/31/2003           10850                  9854              11197
 8/31/2003           10959                  9919              11325
 9/30/2003           11111                 10182              11635
10/31/2003           11336                 10087              11870
11/30/2003           11529                 10111              12050
12/31/2003           11899                 10214              12323
 1/31/2004           11961                 10296              12558
 2/29/2004           11973                 10408              12526
 3/31/2004           12002                 10486              12611
 4/30/2004           11760                 10213              12526
 5/31/2004           11698                 10172              12313
 6/30/2004           11833                 10229              12490
 7/31/2004           11812                 10331              12660
 8/31/2004           11964                 10528              12908
 9/30/2004           12116                 10556              13096
10/31/2004           12256                 10645              13332
11/30/2004           12532                 10560              13493

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period, while index performances do not.

+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class C Shares
Through 11/30/04

             Net Asset   Offering
Period         Value      Price++
---------------------------------
1 Year         8.70%       7.70%
---------------------------------
Since
Inception*    13.96%      13.96%
---------------------------------
++   1% contingent deferred sales charge applies in the first year.

*    3/10/03

International securities in the Fund's portfolio are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations. High yield securities in the Fund's portfolio, are subject to higher default risk than investment grade bonds.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Capital Markets Income Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount       Value
                                                      (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 26.4%
U.S. Treasury Obligations 0.5%
2-Year Notes:
   1.625%, 04/30/05                                      400M        $   398,984
                                                                     -----------
U.S. Government Agency
   Obligations 25.9%
Federal Home Loan
   Mortgage Corporation 12.3%
Collateralized Mortgage Obligations:
   FHR 2283 PD
      7%, 02/15/31                                     3,620M          3,836,135
                                                                     -----------
Mortgage Backed Securities:
30-Year
   FHLMC C90847
      6%, 08/01/24                                     2,429M          2,517,785
   FHLMC C47315
      6.5%, 08/01/29                                   1,317M          1,381,420
   FHLMC C78824
      5%, 05/01/33                                     1,561M          1,547,212
                                                                     -----------
                                                                       5,446,417
                                                                     -----------
Federal National
   Mortgage Association 7.8%
Agency Discount Notes:
   1.92%, 12/01/04                                     2,765M          2,765,000
                                                                     -----------
Mortgage-Backed Securities:
30-Year:
   FNMA 659994
      6.5%, 09/01/32                                   1,050M          1,103,063
   FNMA 254477
      5.5%, 10/01/32                                   1,997M          2,025,424
                                                                       3,128,487
                                                                     -----------
Government National
   Mortgage Association 5.8%
Mortgage-Backed Securities:
30-Year:
   GNMA 628416
      6%, 03/15/24                                     3,001M          3,108,625
   GNMA 781590
      5.5%, 04/15/33                                     631M            642,247
   GNMA 612162
      5.5%, 05/15/33                                     605M            615,764
                                                                       4,366,636
                                                                     -----------
Total U.S. Government
   Agency Obligations                                                 19,542,675
                                                                     -----------
Total U.S. Government Obligations
   (Cost $19,984,050)                                                 19,941,659
                                                                     -----------
Domestic Bonds 32.3%
Basic Industry 5.5%
AK Steel Corp.
   7.75%, 06/15/12                                       150M            153,750
Arch Western Finance LLC
   6.75%, 07/01/13                                       125M            131,563
Arco Chemical Co.
   9.8%, 02/01/20                                        145M            163,125
Boise Cascade LLC (a)
   7.125%, 10/15/14                                       65M             68,250
Borden U.S. Finance Corp. (a)
   9%, 07/15/14                                           50M             55,250
Equistar Chemical LP
   10.625%, 05/01/11                                     125M            145,000
Freeport-McMoran
   Copper & Gold
   6.875%, 02/01/14                                      100M             98,750
Georgia-Pacific Corp.
   8%, 01/15/24                                          270M            314,549
Gerdau Ameristeel Corp.
   10.375%, 07/15/11                                      41M             48,278
Graphic Packaging
   Int'l., Inc.
   8.5%, 08/15/11                                        125M            139,063
HMP Equity Holdings Corp.
   0.00%, 05/15/08                                       100M        $    66,250
Huntsman Advanced
   Materials LLC (a)
   11%, 07/15/10                                         250M            298,125
Huntsman Int'l. LLC (a)
   11.5%, 07/15/12                                       325M            384,313
Jefferson Smurfit Corp. (a)
   7.5%, 06/01/13                                        200M            215,500
Lyondell Chemical Co.
   9.5%, 12/15/08                                        120M            131,400
Lyondell Chemical Co.
   10.5%, 06/01/13                                       125M            148,750
Nalco Co. (a)
   9%, 11/15/13                                     250,000(E)           363,718
OM Group, Inc.
   9.25%, 12/15/11                                       250M            266,250
Oregon Steel Mills, Inc.
   10%, 07/15/09                                         225M            254,250
Polyone Corp.
   8.875%, 05/01/12                                       20M             21,800
Seminis Vegetable
   Seeds, Inc.
   10.25%, 10/01/13                                      250M            283,750
Stone Containers Corp.
   9.75%, 02/01/11                                       200M            222,000
United States Steel Corp.
   10.75%, 08/01/08                                      130M            154,050
                                                                     -----------
                                                                       4,127,734
                                                                     -----------
Capital Goods 1.4%
Argo-Tech Corp.
   9.25%, 06/01/11                                        50M             54,875
Case New Holland, Inc. (a)
   9.25%, 08/01/11                                       200M            222,500
Case New Holland, Inc. (a)
   9.25%, 08/01/11                                        50M             55,625
Crown European Holdings
   10.875%, 03/01/13                                     250M            296,875
Dresser-Rand
   Group, Inc. (a)
   7.375%, 11/01/14                                      130M            134,225
Owens-Brockway
   Glass Container (a)
   6.75%, 12/01/14                                       300M            302,250
                                                                     -----------
                                                                       1,066,350
                                                                     -----------
Consumer Cyclical 3.0%
Affinity Group, Inc.
   9%, 02/15/12                                          145M            157,325
Collins & Aikman
   Products Co.
   10.75%, 12/31/11                                       45M             45,788
Dura Operating Corp.
   8.625%, 04/15/12                                      250M            255,625
FTD, Inc.
   7.75% 02/15/14                                        250M            258,750
Group 1 Automotive, Inc.
   8.25%, 08/15/13                                       200M            213,500
Hines Nurseries, Inc.
   10.25%, 10/01/11                                      250M            274,375
Office Depot, Inc.
   10%, 07/15/08                                         200M            240,000
R.J. Tower Corp.
   12%, 06/01/13                                         250M            187,500
Tenneco Automotive, Inc.
   10.25%, 07/15/13                                      240M            283,800
Tenneco Automotive,
   Inc. (a)
   8.625%, 11/15/14                                       70M             73,150
Warnaco, Inc.
   8.875%, 06/15/13                                      250M            276,875
                                                                     -----------
                                                                       2,266,688
                                                                     -----------
Consumer Non-Cyclical 3.2%
Alpharma, Inc. (a)
   8.625%, 05/01/11                                      200M        $   210,000
Amscan Holdings, Inc.
   8.75%, 05/01/14                                        70M             70,524
B & G Foods, Inc.
   8%, 10/01/11                                           20M             21,099
Chiquita Brands
   Int'l., Inc. (a)
   7.5%, 11/01/14                                         80M             81,399
Del Monte Corp.
   8.625%, 12/15/12                                       49M             55,003
Duane Reade, Inc. (a)
   9.75%, 08/01/11                                       100M             94,000
Elan Finance Corp. (a)
   7.75%, 11/15/11                                       250M            265,625
Elizabeth Arden, Inc.
   7.75%, 01/15/14                                       300M            321,000
Jean Coutu Group
   PJC, Inc. (a)
   8.5%, 08/01/14                                        400M            408,000
Jostens IH Corp. (a)
   7.625%, 10/01/12                                      250M            263,125
Michael Food, Inc.
   8%, 11/15/13                                           50M             53,000
North Atlantic Trading, Inc.
   9.25%, 03/01/12                                       125M             98,125
Playtex Products, Inc.
   9.375%, 06/01/11                                      250M            268,125
Riddell Bell Hldgs., Inc. (a)
   8.375%, 10/01/12                                      195M            202,800
                                                                     -----------
                                                                       2,411,825
                                                                     -----------
Energy 2.8%
Chesapeake Energy Corp.
   6.875%, 01/15/16                                      230M            243,800
El Paso Production
   Holdings Co.
   7.75%, 06/01/13                                       200M            209,500
Evergreen Resources, Inc.
   5.875%, 03/15/12                                       45M             47,250
Exco Resources, Inc.
   7.25%, 01/15/11                                        40M             43,100
Gazprom O A O (a)
   9.625%, 03/01/13                                      700M            811,125
Parker Drilling Co.
   10.125%, 11/15/09                                     200M            209,250
Premcor Refining Group, Inc.
   6.75%, 05/01/14                                       250M            266,250
Tesoro Petroleum Corp.
   8%, 04/15/08                                           80M             87,300
Tesoro Petroleum Corp.
   9.625%, 04/01/12                                      170M            197,200
                                                                     -----------
                                                                       2,114,775
                                                                     -----------
Financial 0.7%
Crum & Forster
   Holdings Corp.
   10.375%, 06/15/13                                     200M            222,500
Novell, Inc. Convertible (a)
   0.5%, 07/15/24                                         86M             79,228
Thornburg Mortgage, Inc.
   8%, 05/15/13                                          250M            269,375
                                                                     -----------
                                                                         571,103
                                                                     -----------
Foreign Sovereign 2.2%
Federative Republic
   of Brazil
   9.25%, 10/22/10                                       225M            246,488
Republic of Columbia
   9.75%, 04/09/11                                       376M            433,957
Republic of Columbia
   10.75%, 01/15/13                                      200M            235,400

                                              See Notes to Financial Statements.

Sentinel Capital Markets Income Fund
at November 30, 2004

                                                  Principal Amount       Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------

Republic of Venezuela
   3.09%, 04/20/11                                       30M         $    26,903
Republic of Venezuela
   10.75%, 09/19/13                                     170M             201,875
Republic of Venezuela
   9.375%, 01/13/34                                     500M             524,500
                                                                     -----------
                                                                       1,669,123
                                                                     -----------
Media 2.2%
American Color
   Graphics, Inc.
   10%, 06/15/10                                        225M             194,625
Cablevision Systems
   Corp. (a)
   8%, 04/15/12                                         250M             267,500
Charter Communications
   Holdings
   8.625%, 04/01/09                                     250M             208,750
Charter Communications,
   Inc. (a)
   5.875%, 11/16/09                                     150M             160,500
Charter Communications
   Holdings LLC
   8.75%, 11/15/13                                      250M             258,125
Emmis Operating Co.
   6.875%, 05/15/12                                     230M             242,075
Mediacom LLC
   9.5%, 01/15/13                                       200M             196,500
Primedia, Inc.
   8.875%, 05/15/11                                     105M             108,675
                                                                     -----------
                                                                       1,636,750
                                                                     -----------
Real Estate 0.3%
LNR Property Corp.
   7.625%, 07/15/13                                     175M             195,125
                                                                     -----------
Services Cyclical 5.7%
AMC Entertainment, Inc.
   9.875%, 02/01/12                                     150M             163,500
Corrections Corp. America
   7.5%, 05/01/11                                       150M             160,875
Gaylord Entertainment
   Co. (a)
   6.75%, 11/15/14                                       75M              75,375
GEO Group, Inc.
   8.25%, 07/15/13                                      250M             266,249
Hammons, John Q.
   Hotels LP
   8.875%, 05/15/12                                      85M              97,113
HMH Properties, Inc.
   7.875%, 08/01/08                                      38M              39,283
Horizon Lines LLC (a)
   9%, 11/01/12                                          85M              93,288
Host Marriott LP
   7.125%, 11/01/13                                     100M             107,500
Iron Mountain, Inc.
   6.625%, 01/01/16                                     150M             142,125
K. Hovnanian
   Enterprises, Inc. (a)
   6%, 11/15/10                                         210M             213,150
K. Hovnanian
   Enterprises, Inc.
   6.375%, 12/15/14                                     125M             125,625
Loews Cineplex
   Entertainment Corp. (a)
   9%, 08/01/14                                          40M              43,200
Mandalay Resort Group
   10.25%, 08/01/07                                     150M             170,624
Marquee Holdings, Inc. (a)
   0%,Due 08/15/14
   Steps up to 12%
   Beginning 08/15/2009                                 400M             258,000
MTR Gaming Group, Inc.
   9.75%, 04/01/10                                      150M             164,250
Norcross Safety
   Products LLC
   9.875%, 08/15/11                                     200M             221,000
Offshore Logistics, Inc.
   6.125%, 06/15/13                                     250M         $   257,500
Premier Entertainment
   Biloxi LLC
   10.75%, 02/01/12                                      50M              54,250
Sea Containers Ltd.
   10.5%, 05/15/12                                      115M             121,181
Ship Finance Int'l. Ltd.
   8.5%, 12/15/13                                       145M             150,256
Stena AB
   7.5%, 11/01/13                                       200M             210,500
Town Sports Int'l., Inc.
   9.625%, 04/15/11                                     200M             217,000
United Rentals North
   America, Inc.
   7.75%, 11/15/13                                      250M             241,250
Venetian Casino
   Resort LLC
   11%, 06/15/10                                        250M             286,249
Wynn Las Vegas LLC (a)
   6.625%, 12/01/14                                     420M             414,749
                                                                     -----------
                                                                       4,294,092
                                                                     -----------
Services Non-Cyclical 1.7%
Allied Waste North
   American, Inc.
   6.5%, 11/15/10                                       200M             193,999
Clean Harbors, Inc. (a)
   11.25%, 07/15/12                                      65M              72,800
HCA, Inc.
   6.375%, 01/15/15                                     110M             109,201
Iasis Cap LLC (a)
   8.75%, 06/15/14                                      160M             174,800
Select Medical Corp.
   9.5%, 06/15/09                                       275M             300,438
Tenet Healthcare Corp. (a)
   9.875%, 07/01/14                                     225M             243,000
Universal Hospital Services
   10.125%, 11/01/11                                    215M             227,900
                                                                     -----------
                                                                       1,322,138
                                                                     -----------
Technology 1.6%
Celestica, Inc.
   7.875%, 07/01/11                                     245M             260,925
IMAX Corp.
   9.625%, 12/01/10                                     250M             268,750
Northern Telecom
   Cap Corp.
   7.875%, 06/15/26                                     150M             145,500
Stratus Technologies, Inc.
   10.375%, 12/01/08                                    250M             225,000
Telex Communications, Inc.
   11.5%, 10/15/08                                      250M             273,750
                                                                     -----------
                                                                       1,173,925
                                                                     -----------
Telecommunications 1.4%
Centennial
   Communications Corp.
   10.125%, 06/15/13                                    250M             273,750
Lucent Technologies, Inc.
   2.75%, 06/15/23                                      173M             247,606
Qwest Capital Funding, Inc.
   7%, 08/03/09                                         150M             146,625
RCN Corp. (f)**
   12.5%, 06/30/08                                      161M             165,450
Rogers Wireless, Inc.
   6.375%, 03/01/14                                     250M             245,000
                                                                     -----------
                                                                       1,078,431
                                                                     -----------
Utilities 0.6%
NRG Energy, Inc. (a)
   8%, 12/15/13                                         150M             166,500
Reliant Resources, Inc.
   9.5%, 07/15/13                                       225M             259,313
                                                                     -----------
                                                                         425,813
                                                                     -----------
Total Domestic Bonds
   (Cost $23,077,702)                                                 24,353,872
                                                                     -----------
Foreign Bonds 16.1%
Australia 2.5%
Commonwealth
   of Australia
   10%, 10/15/07                                      400,000(A)     $   350,223
Commonwealth
   of Australia
   7.5%, 09/15/09                                   1,800,000(A)       1,532,686
                                                                     -----------
                                                                       1,882,909
                                                                     -----------
Canada 2.9%
Canada Government
   5.75%, 09/01/06                                    920,000(C)         811,434
Canada Housing Trust
   4.4%, 03/15/08                                     200,000(C)         173,096
Canada Government
   5.25%, 06/01/12                                    700,000(C)         626,415
Canada Government
   8%, 06/01/23                                       500,000(C)         579,779
                                                                     -----------
                                                                       2,190,724
                                                                     -----------
Denmark 0.9%
Realkredit Danmark
   4%, 01/01/08                                     3,525,000(D)         651,711
                                                                     -----------
Germany 4.0%
   Federal Republic
   of Germany
   3.5%, 10/09/09                                   2,250,000(E)       3,052,317
                                                                     -----------
New Zealand 1.9%
New Zealand Government
   8%, 11/15/06                                     1,980,000(Z)       1,468,006
                                                                     -----------
Norway 1.0%
Norwegian Government
   6%, 05/16/11                                     4,000,000(N)         743,121
                                                                     -----------
Sweden 1.4%
Sweden Government
   8%, 08/15/07                                     1,600,000(S)         269,303
Sweden Government
   6.5%, 05/05/08                                   5,000,000(S)         824,815
                                                                     -----------
                                                                       1,094,118
                                                                     -----------
United Kingdom 1.5%
U.K. Treasury Stock
   4.5%, 03/07/07                                     600,000(B)       1,148,662
                                                                     -----------
Total Foreign Bonds
   (Cost $11,168,960)                                                 12,231,568
                                                                     -----------

(A)  Principal amount denominated in Australian Dollars.
(B)  Principal amount denominated in British Pounds.
(C)  Principal amount denominated in Canadian Dollars.
(D)  Principal amount denominated in Danish Krone.
(E)  Principal amount denominated in Euro's.
(N)  Principal amount denominated in Norwegian Krone.
(S)  Principal amount denominated in Swedish Krona.
(Z)  Principal amount denominated in New Zealand Dollars.

                                              See Notes to Financial Statements.

Sentinel Capital Markets Income Fund
at November 30, 2004

                                                                         Value
                                                            Shares     (Note 1)
--------------------------------------------------------------------------------
Common Stocks 24.2%
Consumer Discretionary 2.3%
Amazon, Inc.                                                 4,481   $   177,806
Best Buy Co., Inc.                                           2,627       148,110
* Chico's Fashion, Inc.                                      3,600       138,960
Clear Channel
   Communications                                            5,739       193,290
* Comcast Corp.                                              5,180       155,607
Eastman Kodak Co.                                            4,300       140,653
* IMAX Corp.                                                 7,302        60,607
* Kohls Corp.                                                2,763       127,540
Lowe's Cos., Inc.                                            3,368       186,351
Target Corp.                                                 3,205       164,160
Triarc Cos., Inc.                                            9,061       117,340
Viacom, Inc. - Class B                                       4,317       149,800
                                                                     -----------
                                                                       1,760,224
                                                                     -----------
Consumer Staples 1.7%
Altria Group, Inc.                                           7,873       452,619
Colgate Palmolive Co.                                        3,454       158,849
Lauder, Estee Cos., Inc.                                     3,000       130,920
General Mills, Inc.                                          2,159        98,213
PepsiCo, Inc.                                                3,195       159,462
Proctor & Gamble Co.                                         1,727        92,360
Sara Lee                                                     5,649       132,639
Wal Mart Stores, Inc.                                        1,727        89,908
                                                                     -----------
                                                                       1,314,970
                                                                     -----------
Energy 2.7%
BP plc-Sponsored (ADR)                                       9,075       556,751
ChevronTexaco Corp.                                          5,621       306,907
ConocoPhillips                                               3,388       308,274
Devon Energy Corp.                                           2,418       100,154
Exxon Mobil Corp.                                            6,476       331,895
Kerr McGee Corp.                                             1,475        91,789
Occidental Petroleum Corp.                                   2,159       129,993
Schlumberger Ltd.                                            3,022       198,334
                                                                     -----------
                                                                       2,024,097
                                                                     -----------
Financials 5.5%
ACE Ltd.                                                     4,058       164,024
A.G. Edwards, Inc.                                           3,885       151,904
American Express Co.                                         2,590       144,289
American Int'l. Group                                        4,410       279,374
Assured Guaranty Ltd.                                       13,500       248,670
Bank of America Corp.                                        4,932       228,204
Bank of New York, Inc.                                       5,749       189,200
Boston Properties, Inc.                                      1,559        93,821
Capital One Financial Corp.                                  1,727       135,708
Citigroup, Inc.                                              7,373       329,941
Countrywide Financial
   Corp.                                                     4,500       149,444
* Global Signal, Inc.                                        3,450       100,223
Hartford Financial Services                                  2,590       165,760
JP Morgan Chase                                              9,354       352,178
* Knight Trading
   Group, Inc.                                              14,246       162,547
Merrill Lynch                                                3,530       196,656
Moneygram
   Int'l., Inc.                                              5,643       120,704
Morgan Stanley                                               3,316   $   168,287
Prudential Financial, Inc.                                   3,171       155,220
State Street Corp.                                           3,400       151,504
U.S. Bancorp                                                 7,771       230,255
Washington Mutual, Inc.                                      6,135       249,756
                                                                     -----------
                                                                       4,167,669
                                                                     -----------
Health Care 2.5%
Abbott Labs                                                  2,590       108,676
Amerisourcebergen Corp.                                      2,677       157,782
* Anthem, Inc.                                               3,762       381,203
Baxter Int'l., Inc.                                          4,317       136,633
Bristol-Myers Squibb Co.                                    11,925       280,238
Johnson & Johnson                                            1,606        96,874
Lilly, Eli & Co.                                             1,727        92,101
Merck & Co., Inc.                                            4,000       112,080
Pfizer, Inc.                                                 4,548       126,298
Schering Plough Corp.                                        9,176       163,792
* St. Jude Medical, Inc.                                     3,000       114,420
Wyeth                                                        2,590       103,263
                                                                     -----------
                                                                       1,873,360
                                                                     -----------
Industrials 3.1%
Adesa, Inc.                                                  9,229       184,211
Allete, Inc.                                                 3,942       143,489
Caterpillar, Inc.                                            1,640       150,142
Cummins, Inc.                                                1,727       137,504
Deere & Co.                                                  2,849       204,359
General Electric Co.                                         9,441       333,833
* Iron Mountain, Inc.                                        1,000        30,130
* Laidlaw Int'l., Inc.                                      12,088       228,463
Lockheed Martin                                              4,231       257,414
Paccar, Inc.                                                 3,474       271,320
Southwest Airlines                                          18,045       283,848
United Parcel Service, Inc.                                  1,727       145,327
                                                                     -----------
                                                                       2,370,040
                                                                     -----------
Information Technology 1.8%
* Cadence Design
   Systems, Inc.                                            13,297       182,701
* Cisco Systems, Inc.                                        9,900       185,229
* Citrix Systems, Inc.                                       7,943       187,534
Microsoft Corp.                                              9,780       262,201
* Oracle Corp.                                              29,356       371,647
Qualcomm, Inc.                                               3,500       145,670
                                                                     -----------
                                                                       1,334,982
                                                                     -----------
Materials 1.9%
Air Products &
Chemicals, Inc.                                              3,367       192,761
Alcoa, Inc.                                                  3,885       132,012
Dow Chemical Co.                                             4,317       217,879
* GrafTech Int'l., Ltd.                                     12,783       121,950
Lyondell Chemical                                            5,209       146,165
MeadWestvaco Corp.                                           3,099       104,281
PPG Industries, Inc.                                         2,590       174,747
Temple-Inland, Inc.                                          3,500       208,565
Weyerhaeuser Co.                                             1,727       113,982
                                                                     -----------
                                                                       1,412,342
                                                                     -----------
Telecommunication Services 1.3%
* Nextel Partners, Inc. -
Class A                                                      8,202      $148,374
SBC Communications, Inc.                                     8,202       206,444
Sprint Corp. - FON Group                                     6,907       157,549
Verizon Communications                                       6,476       267,004
* Western Wireless Corp.                                     6,558       177,066
                                                                     -----------
                                                                         956,437
                                                                     -----------
Utilities 1.4%
* Aquila Inc.                                               26,766        93,681
Dominion Resources, Inc.                                     1,704       111,561
DPL, Inc.                                                    5,000       119,900
Entergy Corp.                                                1,558       100,990
Exelon Corp.                                                 2,590       108,029
FirstEnergy Corp.                                            4,317       182,307
FPL Group, Inc.                                              1,295        91,077
TXU Corp.                                                    3,986       250,401
                                                                     -----------
                                                                       1,057,946
                                                                     -----------
Total Common Stocks
   (Cost $16,178,847)                                                 18,272,067
                                                                     -----------

                                              See Notes to Financial Statements.

Sentinel Capital Markets Income Fund
at November 30, 2004

                                                                        Value
                                                            Shares     (Note 1)
--------------------------------------------------------------------------------
Preferred Stocks 0.6%
Financials 0.3%
XL Capital Ltd.                                              7,775   $   191,887
                                                                     -----------
Health Care 0.1%
Schering Plough Corp.                                        1,750        87,465
                                                                     -----------
Industrials 0.2%
General Motors Corp.                                         6,050       161,838
                                                                     -----------
Total Preferred Stocks
   (Cost $462,788)                                                       441,190
                                                                     -----------

Warrants 0.0%
* RCN Corp. (f)**
   (Cost $0)                                                20,000            --
                                                                     -----------
Total Investments
   (Cost $70,872,347)***                                              75,240,356

Excess of Other Assets
   Over Liabilities 0.4%                                                 321,015
                                                                     -----------
Net Assets                                                           $75,561,371
                                                                     ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2004, the market value of rule 144A securities amounted to $6,771,070 or 9.0% of net assets.
(f) Fair Valued Securities. At November 30, 2004, the market value of the Fair Valued Securities amounted to $165,450 or 0.2% of the net assets.
*    Non-income producing.
** Illiquid security. The RCN corporate bond and associated warrants represent a private placement investment that Evergreen Investment Management Company, the Fund's sub-advisor, made with RCN Corporation on August 26, 2003. From a total commitment of $200,000, $134,004 was drawn. Subsequent payment-in-kind accruals, or interest payments in additional securities, compounded on the 30th day of each calendar quarter, have increased the par amount to 161,414 and an amortized cost of $154,954 on November 30, 2004. The Fund also owns 20,000 shares of RCN Warrants at no cost. RCN is currently engaged in bankruptcy proceedings.
*** Cost for federal income tax purposes is $70,939,440. At November 30, 2004 net unrealized appreciation for federal income tax purposes aggregated $4,300,916 of which $4,842,172 related to appreciated securities and $541,256 related to depreciated securities. (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

 Sentinel Bond Fund seeks high current income while seeking to control risk by investing exclusively in fixed-income securities and mainly in investment grade bonds.

                               Sentinel Bond Fund

Sentinel Bond Fund returned 4.56% for the fiscal year, while its Lipper peer group produced an average return of 4.10%, and the Lehman Aggregate Bond Index returned 4.44%. The Fund's emphasis on corporate bonds and mortgage-backed securities made the largest contribution to its good relative performance.

For the fiscal year ending November 30, 2004, the Sentinel Bond Fund Class A returned 4.56%. Its peer group, the Lipper A-rated Corporate Debt Fund category, produced an average return of 4.10% for the same period, while the Lehman Aggregate Bond Index returned 4.44%.

     This was supposed to be the year in which interest rates rose sharply in response to the commencement of a new tightening cycle by the Federal Reserve. Well, the Fed did start to raise the Federal Funds rate in June, albeit at a "measured" pace, but interest rates barely budged for the fiscal year, with the sole exception being short-maturity U.S. Treasury Notes. Actually, the 30-Year U.S. Treasury Bond fell in yield, while the U.S. Treasury 10-year Note was virtually unchanged at 4.35%. The U.S. Treasury 2-year Note, which is the Treasury security most sensitive to Fed action, rose 95 basis points in yield to 3.00%, by essentially the same amount as the Fed tightening.

     The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the fiscal year, the yield curve flattened 109 basis points, from +309 to +200 basis points, as measured by the U.S. Treasury 2-year Note to 30-year Bond yield differential. Short-term securities were under pressure most of the year as the Fed raised the federal funds rate from 1% to 2%. Volatility remained the norm for the bond market, with the 2-year Note trading in a 1.46% to 3.06% range, while the 10-year Note traded between 3.68% and 4.87% during the fiscal year.

     Prepayments on mortgage-backed securities fell sharply with the rise in short-term interest rates and the flattening of the yield curve. As a result, mortgage-backed securities significantly outperformed comparable duration U.S. Treasury issues over the period, and the Lehman MBS Index returned 5.09% for the twelve months ending November 30, 2004.

     Corporate bonds put in another year of good performance, particularly in the high yield market. According to the Lehman Indices, the U.S. Credit Index posted a 5.04% twelve-month return, while the High Yield Index gained 11.97%. Once again, lower quality securities significantly outperformed higher quality ones in both markets, as investors became more comfortable assuming credit risk in the wake of an improving U.S. economy and a rising stock market.

     As of November 30, 2004, the Fund's effective duration stood at 3.75 years, down from 4.6 years a year ago. The Fund's weighted-average credit quality, at market value, increased to Aa1 from Aa2. Exposure to the corporate bond sector decreased by 11% to 27%, while exposure to mortgage-backed securities increased by 18% to 73%. The Fund's emphasis on spread product, namely corporate bonds and mortgage-backed securities, made the largest contribution to its good relative performance.

     In summary, we are adamantly committed to achieving the Fund's goals of high current income and capital preservation through all market environments, and appreciate your continued support.


/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA


/s/ Kenneth J. Hart
--------------------------
Kenneth J. Hart

--------------------------------------------------------------------------------
Sentinel Bond Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Bond Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                   Line chart

             Bond A Share     Lipper's A rated
               with/load    Corp.Bond Fund Avg.   Lehman Aggregate+
             ------------   -------------------   -----------------
11/30/1994       10000              10000               10000
11/30/1995       11413              11875               11764
11/30/1996       11925              12554               12478
11/30/1997       12725              13510               13421
11/30/1998       13737              14752               14689
11/30/1999       13473              14434               14683
11/30/2000       14149              15513               16014
11/30/2001       15989              17128               17802
11/30/2002       16530              18033               19108
11/30/2003       17725              19150               20098
11/30/2004       18533              19935               20991

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         4.56%      0.36%
--------------------------------------------------------------------------------
5 Years                                                        6.59%      5.71%
--------------------------------------------------------------------------------
10 Years                                                       6.79%      6.36%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Bond Fund Performance - Class B
April 1, 1996 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             Bond Fund B share     Lipper's A rated
                 with/load       Corp.Bond Fund Avg.   Lehman Aggregate+
             -----------------   -------------------   -----------------
  4/1/1996         10000                10000                10000
11/30/1996         10449                10629                10649
11/30/1997         11063                11438                11453
11/30/1998         11816                12490                12536
11/30/1999         11503                12221                12531
11/30/2000         11958                13135                13667
11/30/2001         13409                14502                15192
11/30/2002         13821                15268                16307
11/30/2003         14819                16214                17152
11/30/2004         15494                16879                17914

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+    An unmanaged index of stocks reflecting average prices in the stock market.

Bond values will decline as interest rates rise and increase as interest rates fall.

--------------------------------------------------------------------------------
Average Annual Total Return - Class B Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                         3.48%      -0.51%
--------------------------------------------------------------------------------
3 Years                                                        4.10%       3.17%
--------------------------------------------------------------------------------
5 Years                                                        5.63%       5.31%
--------------------------------------------------------------------------------
Since Inception*                                               5.18%       5.18%
--------------------------------------------------------------------------------

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.
*    4/1/96

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Bond Fund

Investment in Securities
at November 30, 2004

                                                 Principal Amount       Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 73.5%
Federal Home Loan
   Mortgage Corporation 35.4%
Collateralized Mortgage Obligations:
   FHR 2418 MB
      6.00%, 02/15/22                                 2,000M        $ 2,084,580
   FHR 2654 OG
      5.00%, 02/15/32                                 2,500M          2,455,750
   FHR 2438 NB
      6.50%, 04/15/32                                 5,500M          5,812,675
                                                                    -----------
                                                                     10,353,005
                                                                    -----------
Mortgage-Backed Securities:
20-year:
   FHLMC C90847
      6.00%, 08/01/24                                 2,914M          3,021,681
   FHLMC C90855
      6.00%, 09/01/24                                 4,913M          5,093,645
                                                                    -----------
                                                                      8,115,326
                                                                    -----------
Mortgage-Backed Securities:
30-year:
   FHLMC C00730
      6.00%, 03/01/29                                 3,251M          3,358,965
   FHLMC C47272
      6.50%, 10/01/29                                 2,996M          3,149,428
   FHLMC C47314
      6.50%, 11/01/29                                 1,404M          1,475,931
   FHLMC C01290
      5.50%, 01/01/32                                 2,494M          2,531,646
   FHLMC A15113
      6.00%, 10/01/33                                 2,721M          2,826,544
                                                                    -----------
                                                                     13,342,514
                                                                    -----------
Total Federal Home Loan
   Mortgage Corporation                                              31,810,845
                                                                    -----------
Federal National
   Mortgage Association 34.9%
Agency Discount Notes:
   1.97%, 12/06/04                                    2,000M          1,999,453
                                                                    -----------
Collateralized Mortgage Obligations:
   FNR 2002-55 VB
      5.50%, 08/25/20                                 1,500M          1,545,555
                                                                    -----------
Mortgage-Backed Securities:
15-Year:
   FNMA 511845
      8.50%, 05/01/10                                    42M             44,666
   FNMA 771162
      5.00%, 01/01/19                                 5,524M          5,607,038
   FNMA 785246
      4.50%, 06/01/19                                 1,930M          1,919,614
                                                                    -----------
                                                                      7,571,318
                                                                    -----------
20-Year:
   FNMA 251212
      10.00%, 05/01/17                                   44M             49,018
   FNMA 251185
      10.00%, 06/01/17                                  104M            114,548
   FNMA 726367
      5.50%, 04/01/23                                 2,458M          2,507,668
                                                                    -----------
                                                                      2,671,234
                                                                    -----------
30-Year:
   FNMA 303932
      6.00%, 05/01/26                                 1,357M          1,405,214
   FNMA 576768
      6.00%, 08/01/26                                 1,937M          2,008,776
   FNMA 254477
      5.50%, 10/01/32                                 1,997M          2,025,424
   FNMA 788150
      6.00%, 03/01/32                                 2,940M          3,045,218
   FNMA 721540
      5.00%, 07/01/33                                 4,141M          4,096,967
   FNMA 774445
      5.50%, 03/01/34                                 2,778M        $ 2,814,987
   FNMA 786096
      5.50%, 07/01/34                                 2,189M          2,216,837
                                                                    -----------
                                                                     17,613,423
                                                                    -----------
Total Federal National
   Mortgage Association                                              31,400,983
                                                                    -----------
Government National
   Mortgage Association 3.2%
Mortgage-Backed Securities:
30-year:
   GNMA 102852
      13.00%, 10/15/13                                   224                258
   GNMA 544637
      6.00%, 02/15/34                                 2,825M          2,926,363
                                                                    -----------
Total Government National
   Mortgage Association                                               2,926,621
                                                                    -----------
Total U.S. Government
   Agency Obligations
   (Cost $66,285,080)                                                66,138,449
                                                                    -----------

Bonds 27.4%
Automotive 5.0%
Daimler Chrysler
   4.75%, 01/15/08                                    1,000M          1,020,000
Ford Motor Co.
   7.45%, 07/16/31                                    1,500M          1,462,500
General Motors
   7.20%, 01/15/11                                    1,000M          1,030,000
General Motors
   8.375%, 07/15/33                                   1,000M          1,021,250
                                                                    -----------
                                                                      4,533,750
                                                                    -----------
Consumer Products & Services 3.7%
Cadbury Schweppes (a)
   5.125%, 10/01/13                                   1,000M          1,006,250
Coca Cola Bottling Co.
   5.00%, 11/15/12                                      500M            499,375
Coos Brewing Co.
   6.375%, 05/15/12                                     250M            272,813
Corning, Inc.
   5.90%, 03/15/14                                      500M            496,875
Kraft Foods, Inc.
   5.25%, 10/01/13                                      500M            507,500
Kroger Co.
   6.75%, 04/15/12                                      500M            558,125
                                                                    -----------
                                                                      3,340,938
                                                                    -----------
Energy 1.7%
Duke Energy Corp.
   5.625%, 11/30/12                                     500M            521,875
Pacific Gas & Electric
   6.05%, 03/01/34                                    1,000M          1,011,250
                                                                    -----------
                                                                      1,533,125
                                                                    -----------
Financial Institutions 1.5%
Archstone-Smith Operations Trust
   5.625%, 08/15/14                                     500M            511,875
Genworth Financial, Inc.
   6.50%, 06/15/34                                      750M            799,687
                                                                    -----------
                                                                      1,311,562
                                                                    -----------
Index 4.9%
Targeted Return Index Security (a)
   6.668%, 08/15/08                                   4,200M          4,425,750
                                                                    -----------
Insurance 0.6%
Allstate Corp.
   5.00%, 08/15/14                                      500M            496,875
                                                                    -----------
Media 2.5%
AOL Time Warner, Inc.
   6.875%, 05/01/12                                   1,000M          1,125,000
Viacom, Inc.
   5.625%, 08/15/12                                     500M        $   528,750
Walt Disney Co.
   7.00%, 03/01/32                                      500M            563,750
                                                                    -----------
                                                                      2,217,500
                                                                    -----------
Metal-Aluminum 1.2%
Alcan, Inc.
   6.45%, 03/15/11                                    1,000M          1,100,000
                                                                    -----------
Real Estate 1.7%
Duke Realty LP
   5.40%, 08/15/14                                      500M            504,375
ERP Operating LP
   5.25%, 09/15/14                                      500M            498,750
Simon Property LP (a)
   5.625%, 08/15/14                                     500M            511,250
                                                                    -----------
                                                                      1,514,375
                                                                    -----------
Telecommunications 4.6%
AT&T Broadband Corp.
   8.375%, 03/15/13                                     212M            257,315
AT&T Wireless Corp.
   8.125%, 05/01/12                                     500M            599,375
Cingular Wireless
   6.50%, 12/15/11                                      250M            276,250
Comcast Corp.
   5.50%, 03/15/11                                    1,000M          1,043,750
Cox Communications
   7.75%, 11/01/10                                    1,000M          1,131,250
Sprint Capital Corp.
   7.625%, 01/30/11                                     750M            865,313
                                                                    -----------
                                                                      4,173,253
                                                                    -----------
Total Bonds
   (Cost $23,006,790)                                                24,647,128
                                                                    -----------

Corporate Short-Term Notes 6.7%
Chevron Oil Finance
   1.99%, 12/02/04                                    4,500M          4,499,751
Prudential Funding
   1.98%, 12/13/04                                    1,500M          1,499,010
                                                                    -----------
Total Corporate Short-Term Notes
   (Cost $5,998,761)                                                  5,998,761
                                                                    -----------
Total Investments
   (Cost $95,290,631)*                                               96,784,338

Excess of Liabilities
   Over Other Assets (7.6%)                                          (6,867,422)
                                                                    -----------
Net Assets                                                          $89,916,916
                                                                    ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2004, the market value of rule 144A securities amounted to $5,943,250 or 6.6% of net assets.
* Cost for federal income tax purposes is $95,290,701. At November 30, 2004 unrealized appreciation for federal income tax purposes aggregated $1,493,637 of which $1,823,032 related to appreciated securities and $329,395 related to depreciated securities.

                                              See Notes to Financial Statements.

   Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds that are exempt from federal income taxes.

                          Sentinel Tax-Free Income Fund

Currently, the Fund is positioned in high quality municipal bonds with an average credit rating of Aa. The taxable-equivalent yield of top-rated municipal bonds, assuming a marginal tax rate of 35%, is 5.6% for a 10-year maturity and 7.3% for a 30-year maturity - attractive when compared to respective U.S. Treasury yields of 4.3% and 5.0%.

For the fiscal year ended November 30, 2004, The Sentinel Tax-Free Income Fund produced a total return of 1.71%, compared to a 3.28% average return for its Lipper General Municipal Debt Fund peer group. The Lehman Municipal Bond Index returned 4.07% for the same time period.

     During the fiscal year, returns generated by tax-exempt securities were solid but unspectacular against a backdrop of economic uncertainty and a volatile interest rate environment. The war in Iraq, surging oil prices, violent hurricanes, a declining dollar and the recently completed presidential election created conflicting data for investors to contemplate. The steepness of the municipal yield curve - i.e., the incremental yield gain for every additional year to a bond's maturity - gave investors incentive to extend maturity, but also the risk of losing principal should the economy accelerate and interest rates rise. To date, the Federal Reserve has been successful in reducing liquidity in the banking system by systematically increasing the federal funds rate without disrupting the capital markets. However, should the economy accelerate and inflationary expectations rise, the Fed may have to move more aggressively to maintain steady growth and price stability.

     The underperformance of the Fund can be attributed to a sharp rise in interest rates during the second quarter, a point in time at which the portfolio had a higher sensitivity to changes in interest rates than that of its peer group. Also affecting performance was the distribution of the Fund's assets, which had been concentrated in the ten- to fifteen-year maturity range of the tax-exempt yield curve, which generated a lower total return than the twenty- to thirty-year maturity spectrum over the course of the year.

     Currently, the Fund is positioned in high quality municipal bonds with an average credit rating of Aa. Since the end of the 2003 fiscal year, the effective duration of the portfolio has been reduced from 5.9 years to 5.3 years. We have distributed the assets of the Fund across multiple sectors and issues for diversification. The taxable-equivalent yield of top rated municipal bonds, assuming a marginal tax rate of 35%, is 5.6% for a 10-year maturity and 7.3% for a 30-year maturity, attractive yields when compared to those on U.S. Treasury securities of 4.3% and 5.0%, respectively.

     In this environment, we will continue to position the Sentinel Tax-Free Income Fund to achieve our goal of capital preservation, while providing our shareholders with a relatively high level of current income exempt from federal taxation.


/s/ Kenneth J. Hart
------------------------
Kenneth J. Hart

--------------------------------------------------------------------------------
Sentinel Tax-Free Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Tax-Free Income Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                   Line chart

             Tax-Free Income A   Lipper's Gen'l Municipal   Lehman Municipal
              share with/load          Debt Fund Avg.          Bond Index+
             -----------------   ------------------------   ----------------
11/30/1994         10000                   10000                  10000
11/30/1995         11149                   11935                  11890
11/30/1996         11630                   12522                  12589
11/30/1997         12427                   13367                  13491
11/30/1998         13353                   14285                  14538
11/30/1999         12980                   13783                  14382
11/30/2000         13984                   14774                  15559
11/30/2001         15124                   15880                  16920
11/30/2002         15867                   16651                  17991
11/30/2003         16656                   17697                  19187
11/30/2004         16942                   18277                  19969

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        1.71%      -2.33%
--------------------------------------------------------------------------------
5 Years                                                       5.47%       4.61%
--------------------------------------------------------------------------------
10 Years                                                      5.84%       5.41%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions. Income may be subject to the Alternative Minimum Tax (AMT). Capital gains, if any, will be subject to capital gains taxes.

Sentinel Tax-Free Income Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Bonds 97.3%
Alabama 1.8%
Birmingham, AL Ref. Wts.
   5%, 07/01/08 (AMBAC)                                1,000M        $ 1,080,050
                                                                     -----------
Arizona 1.4%
Arizona School Facs. Brd. Ctfs.
   5%, 09/01/09 (FGIC)                                   750M            821,400
                                                                     -----------
California 10.1%
California State Var. Purpose
   5%, 02/01/23                                        1,000M          1,028,250
Foothill/Eastern California Toll Prerefunded
   6.5%, 01/01/32                                      3,500M          3,807,685
Sacramento, CA City Fin. Auth.
   5.5%, 12/01/10 (AMBAC)                              1,000M          1,137,990
                                                                     -----------
                                                                       5,973,925
                                                                     -----------
Connecticut 1.3%
Connecticut State G/O
   5%, 12/15/09                                          700M            766,318
                                                                     -----------
District of Columbia 2.5%
DC Revenue-A- World Wildlife
   6%, 07/01/16 (AMBAC)                                1,310M          1,494,697
                                                                     -----------
Florida 6.4%
Orange County Healthcare A (ETM)
   6.25%, 10/01/13 (MBIA)                              1,060M          1,272,530
Orange County Housing Finance Auth.
   5.65%, 12/01/17                                     2,455M          2,554,280
                                                                     -----------
                                                                       3,826,810
                                                                     -----------
Idaho 0.0%
Idaho Housing Agency Series D-1
   8%, 01/01/20                                           15M             15,396
                                                                     -----------
Illinois 8.0%
Illinois State Sales Tax Revenue
   6%, 06/15/12                                        2,180M          2,496,667
Illinois State Sales Tax Revenue
   6.5%, 06/15/13                                      1,000M          1,166,620
McHenry Cnty., IL Cmnty., Prerefunded
   5.85%, 01/01/16                                       770M            847,385
McHenry Cnty., IL Cmnty., Unrefunded
   5.85%, 01/01/16                                       230M            250,047
                                                                     -----------
                                                                       4,760,719
                                                                     -----------
Kentucky 1.4%
Kentucky State Ppty. & Bldgs
   5.5%, 08/01/07 (FSA)                                  750M            810,570
                                                                     -----------
Massachusetts 1.9%
Massachusetts State G/O
   6%, 08/01/09 (FGIC)                                 1,000M          1,135,600
                                                                     -----------
Michigan 5.1%
Michigan Municipal Auth. Rev. Prerefunded
   5.25%, 12/01/13                                     2,000M          2,218,700
Michigan State Bldg. Auth. Rev.
   5%, 10/15/09 (FSA)                                    750M            818,843
                                                                     -----------
                                                                       3,037,543
                                                                     -----------
Mississippi 1.8%
Mississippi State G/O
   5.25%, 09/01/07                                     1,000M          1,074,390
                                                                     -----------
Missouri 5.0%
Kansas City, MO School Dist. Bldg.
   5%, 02/01/07 (FGIC)                                 2,000M        $ 2,112,720
Missouri State G/O
   5%, 08/01/08                                          780M            847,220
                                                                     -----------
                                                                       2,959,940
                                                                     -----------
Nebraska 1.9%
Omaha Public Power District
   6.15%, 02/01/12                                     1,000M          1,146,100
                                                                     -----------
New Jersey 2.0%
New Jersey Transit Ser. B. Prerefunded
   6%, 12/15/15 (MBIA)                                 1,000M          1,168,910
                                                                     -----------
New York 16.5%
New York, NY G/O
   5.75%, 02/01/08                                       465M            491,161
New York, NY G/O Unrefunded
   5.75%, 02/01/08                                       335M            352,531
New York State Dorm. Auth.
   5%, 07/01/10                                        1,000M          1,098,760
New York State Dorm. Auth.
   5.25%, 11/15/23                                     1,650M          1,803,928
New York State Dorm. Mental Health Services
   6%, 08/15/16                                        2,800M          3,290,308
New York State Twy. Auth., Rev. Bds.
   5.1%, 04/01/08                                        500M            536,980
New York State Urban Dev. Corp.
   5.25%, 01/01/10 (FSA)                               1,000M          1,104,720
New York State Urban Dev. Corp.
   5.5% 01/01/14 (FSA)                                 1,000M          1,139,340
                                                                     -----------
                                                                       9,817,728
                                                                     -----------
North Carolina 0.9%
Charlotte, North Carolina G/O
   5%, 02/01/23                                          500M            523,050
                                                                     -----------
Pennsylvania 3.4%
Pennsylvania State G/O
   6.25%, 07/01/11                                     1,000M          1,171,190
Pennsylvania State Ind. Dev. Auth. Econ. Dev.
   5.5%, 07/01/21                                        750M            825,863
                                                                     -----------
                                                                       1,997,053
                                                                     -----------
Puerto Rico 1.1%
Puerto Rico Comwlth. Pub. Impt.
   5.125%, 07/01/30                                      580M            642,478
                                                                     -----------
Tennessee 5.8%
Lawrenceburg, TN Electrical Revenue
   6.625%, 07/01/18 (MBIA)                             1,910M          2,390,040
Memphis Tennessee Elec. Sys.
   5%, 12/01/07 (FSA)                                  1,000M          1,069,900
                                                                     -----------
                                                                       3,459,940
                                                                     -----------
Texas 3.7%
Mansfield Texas Indpt. School Dist. G/O
   5%, 02/15/12                                          995M          1,090,540
North Central Texas Health
   6.25%, 05/15/10                                     1,000M          1,133,760
                                                                     -----------
                                                                       2,224,300
                                                                     -----------
Vermont 6.0%
Vermont Education & Health Bldgs. Fin.
   5.375%, 01/01/23                                    1,165M        $ 1,141,863
Vermont Education & Health Bldgs. Fin.
   5.5%, 07/01/18                                      2,295M          2,392,629
                                                                     -----------
                                                                       3,534,492
                                                                     -----------
Virginia 1.8%
University, VA
   4.5%, 06/01/08                                        500M            531,710
Virginia State G/O
   5%, 06/01/08                                          500M            541,925
                                                                     -----------
                                                                       1,073,635
                                                                     -----------
Washington 7.5%
Seatte, WA Water System Rev.
   4.5%, 09/01/09 (MBIA)                               2,820M          3,010,801
Washington State G/O
   6.2%, 03/01/11                                      1,220M          1,414,370
                                                                     -----------
                                                                       4,425,171
                                                                     -----------
Total Bonds
   (Cost $54,974,083)                                                 57,770,215

Excess of Other Assets Over Liabilities 2.7%                           1,603,813
                                                                     -----------
Net Assets                                                           $59,374,028
                                                                     ===========

* Cost for federal income tax purposes is the same. At November 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $2,796,132 of which $2,981,328 related to appreciated securities and $185,196 related to depreciated securities.
     The following abbreviations are used in the portfolio descriptions:
     (AMBAC) - Guaranteed by AMBAC Indemnity Corp
     (ETM) - Escrowed to Maturity
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co
     (FSA) - Guaranteed by Financial Security Assurance Inc
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

  Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal, New York State and New York City income taxes, while seeking to control risk by investing in investment grade municipal bonds of New York issuers.

                     Sentinel New York Tax-Free Income Fund

Currently, the Fund is positioned in high quality municipal bonds with an average credit rating of Aa. The taxable-equivalent yield of top-rated municipal bonds for a New York state resident, assuming a marginal tax rate of 35%, is 6.1% for a 10-year maturity and 7.9% for a 30-year maturity - attractive when compared to respective U.S. Treasury yields of 4.3% and 5.0%.

For the fiscal year ended November 30, 2004, The Sentinel New York Tax-Free Income Fund produced a total return of 2.01%, compared to a 2.96% average return for its Lipper New York Municipal Debt Fund peer group. The Lehman Municipal Bond Index returned 4.07% for the same period.

     During the fiscal year, returns generated by tax-exempt securities were solid but unspectacular against a backdrop of economic uncertainty and a volatile interest rate environment. The war in Iraq, surging oil prices, violent hurricanes, a declining dollar and the recently completed presidential election created conflicting data for investors to contemplate. The steepness of the municipal yield curve - i.e., the incremental yield gain for every additional year to a bond's maturity - gave investors incentive to extend maturity, but also the risk of losing principal should the economy accelerate and interest rates rise. To date, the Federal Reserve has been successful in reducing liquidity in the banking system by systematically increasing the federal funds interest rate without disrupting the capital markets. However, should the economy accelerate and inflationary expectations rise, the Fed may have to move more aggressively to maintain steady growth and price stability.

     The underperformance of the Fund can be attributed to a sharp rise in interest rates during the second quarter, a point in time at which the portfolio had a higher sensitivity to changes in interest rates than that of its peer group. Also affecting performance was the distribution of the Fund's assets which had been concentrated in the ten- to fifteen-year maturity range of the tax-exempt yield curve which underperformed the twenty- to thirty-year maturity spectrum over the course of the year.

     Currently, the Fund is positioned in high quality municipal bonds with an average credit rating of Aa. Since the end of the 2003 fiscal year, the effective duration of the portfolio has been reduced from 6.6 years to 5.3 years. We have distributed the assets of the Fund across multiple sectors and issues for diversification. The taxable-equivalent yield of top rated municipal bonds for a New York state resident, assuming a marginal tax rate of 35%, is 6.1% for a 10-year maturity and 7.9% for a 30-year maturity, attractive yields when compared to those on U.S. Treasury securities of 4.3% and 5.0%, respectively.

     In this environment, we will continue to position the Sentinel New York Tax-Free Income Fund to achieve our goal of capital preservation, while providing our shareholders with a relatively high level of current income exempt from New York state and federal taxation.


/s/ Kenneth J. Hart
------------------------
Kenneth J. Hart

--------------------------------------------------------------------------------
Sentinel New York Tax-Free Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel New York Tax-Free Income Fund Performance - Class A
March 27, 1995 inception through November 30, 2004

                                     [CHART]

                                   Line chart

             NY Tax-Free Income A   Lipper's NY Municipal    Lehman Municipal
                share with/load         Debt Fund Avg.         Bond Index+
             --------------------   ---------------------   -----------------
 3/27/1995           10000                  10000                 10000
11/30/1995           10302                  10744                 10808
11/30/1996           10782                  10410                 10532
11/30/1997           11614                  11064                 11287
11/30/1998           12577                  11857                 12163
11/30/1999           12162                  11422                 12032
11/30/2000           13305                  12307                 13016
11/30/2001           14489                  13274                 14155
11/30/2002           15385                  13978                 15051
11/30/2003           16384                  14862                 16052
11/30/2004           16713                  15302                 16706

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        2.01%      -2.05%
--------------------------------------------------------------------------------
3 Years                                                       4.88%       3.46%
--------------------------------------------------------------------------------
5 Years                                                       6.56%       5.69%
--------------------------------------------------------------------------------
Since Inception*                                              5.89%       5.45%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.
*    3/27/95

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions. Income may be subject to the Alternative Minimum Tax (AMT). Capital gains, if any, will be subject to capital gains taxes.

Sentinel New York Tax-Free Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Bonds 95.5%
New York 85.7%
Albany New York Parking Authority Revenue
   5.125%, 07/15/10                                      650M        $   684,424
City University New York Certificate of
   Participation
   5.75%, 08/15/05                                       300M            307,389
Coxsackie Athens New York Central School
   District
   5.5%, 06/15/13 (FSA)                                  260M            284,986
Dutchess County, NY G/O
   5%, 06/15/17                                          325M            335,478
Mahopac Central School District
   5.1%, 6/01/13 (FSA)                                   500M            542,760
Metro Transportation Authority
   5%, 04/01/10 (FGIC)                                   150M            162,676
   5.75%, 07/01/13                                       250M            284,390
   5.5%, 11/15/13 (AMBAC)                                500M            570,485
   5.25%, 04/01/21 (MBIA)                                750M            837,030
   5%, 04/01/23 (FGIC)                                   250M            279,002
   5.125%, 01/01/29                                      500M            507,980
Monroe County G/O
   6%, 03/01/14                                          250M            286,432
Monroe County Industrial Dev. Agency
   5.375%, 04/01/29                                      510M            500,794
Monroe Woodbury Central School Dist.
   5.625%, 05/15/22 (MBIA)                               250M            267,555
New York State Municipal Bond Bank Agency
   Series C
   5.25%, 12/01/10                                       375M            411,060
New York City Municipal Water Fin. Auth.
   5%, 06/15/12                                          210M            227,453
   5.875%, 06/15/25 (MBIA)                               500M            515,250
New York, NY G/O Series B
   5.75%, 08/01/11                                       300M            335,367
New York, NY G/O Series H
   5.375%, 08/01/09 (FGIC)                                75M             81,258
New York, NY G/O Series K
   5.625%, 08/01/13                                      350M            383,267
New York, NY Transitional Fin. Auth.
   5.375%, 05/01/14                                    1,000M          1,098,380
New York State Dorm. Authority Revenue
   4201 Schools Program
   5%, 07/01/10                                          250M            270,690
City University System
   5.625%, 07/01/16                                      250M            284,855
   5.375%, 07/01/25
   (AMBAC) (P/R)                                         200M            207,844
College and University Revenue
   5%, 07/01/22                                          250M            261,868
   5.25%, 11/15/23                                       500M            546,645
Memorial Sloan Kettering Cancer Center
   5.5%, 07/01/23 (MBIA)                                 500M            570,670
Mental Health Services
   5.7%, 08/15/09                                        245M            265,041
   5.7%, 08/15/09 (P/R)                                    5M              5,463
   5.5%, 08/15/17                                        590M        $   626,586
   5.5%, 08/15/17 (P/R)                                   10M             10,884
Nursing Home-Hebrew Home
   5.625%, 02/01/17                                       35M             36,636
Saint Johns Univ.
   5.25%, 07/01/18 (MBIA)                                205M            218,272
School District Financing Program
   5.75%, 10/01/17 (MBIA)                                750M            853,073
State University Education Facility
   5.5%, 05/15/09                                        500M            543,980
Wyckoff Heights Medical Ctr.
   5.3%, 08/15/21                                        250M            258,460
New York State Environmental Facilities
   5.75%, 01/15/13                                       245M            258,894
   5.75%, 01/15/13 (P/R)                                   5M              5,301
   4.9%, 06/15/11                                        150M            161,239
New York State Environmental Water Revenue
   5.75%, 06/15/11                                       500M            574,831
New York State Local Gov't. Assistance Corp.
   5.375%, 04/01/16 (AMBAC)                              300M            321,216
New York State Mortgage Agency Revenue Bonds
   5.375%, 10/01/17                                      500M            517,360
New York State Power Authority
   5.3%, 11/15/19                                      1,000M          1,029,520
New York State Thruway Auth. Service Contract
   5.25%, 01/01/09                                       500M            540,925
   5.25%, 04/01/10 (FGIC)                                500M            553,435
   6.25%, 04/01/14                                       200M            206,844
New York State Urban Development Corp.
   6%, 01/01/15 (AMBAC)                                  485M            552,764
   5%, 01/01/17                                          750M            809,385
   5.5%, 01/01/14 (FSA)                                  500M            569,670
   5.5%, 3/15/20 (FGIC)                                  500M            555,385
   5.7%, 4/01/20                                         250M            287,758
   5%, 3/15/23                                           500M            516,745
New York State Various P Series C
   5.125%, 06/15/13                                      100M            107,436
North Hempstead, NY G/O
   6%, 07/15/15 (FGIC)                                   500M            575,805
Rondout Valley Central School District G/O
   3%, 03/01/08 (FGIC)                                   660M            669,590
Saint Lawrence University
   5.625%, 07/01/13 (MBIA)                               250M            259,835
Suffolk County, NY Judicial Svc. Agreement
   5.75%, 10/15/13 (AMBAC)                               500M            566,865
34th Street Partnership, Inc.
   5%, 01/01/16                                        1,090M          1,160,697
   4.75%, 01/01/19 (P/R)                                 195M            211,066
                                                                     -----------
                                                                      24,876,949
                                                                     -----------
Puerto Rico 9.8%
Puerto Rico Childrens Trust Fund
   6%, 07/01/26 (P/R)                                    900M        $ 1,032,228
Puerto Rico Commonwealth
   5.375%, 07/01/21 (MBIA)                               255M            278,455
   5.4%, 07/01/25                                        300M            319,392
   5.125%, 07/01/2030                                    305M            337,855
Puerto Rico Commonwealth Highway & Trans. Auth.
   5.75%, 07/01/16 (MBIA)                                500M            574,080
Puerto Rico Ind'l. Tourist Ed'l. Med. & Envir.
   Ctl. Facs.
   5%, 10/01/22 (MBIA)                                   300M            312,786
                                                                     -----------
                                                                       2,854,796
                                                                     -----------
Total Bonds
   (Cost $26,543,287)*                                                27,731,745
                                                                     -----------

                                                                        Value
                                                            Shares     (Note 1)
                                                           -------   -----------
Short-Term Investments 2.9%
BlackRock New York
   Money Market Institutional Class
   (Cost $850,000)                                         850,000       850,000
                                                                     -----------
Total Investments
   (Cost $27,393,287)*                                                28,581,745

Excess of Other Assets Over Liabilities 1.6%                             453,585
                                                                     -----------
Net Assets                                                           $29,035,330
                                                                     ===========

* Cost for federal income tax purposes is the same. At November 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $1,188,458 of which, $1,262,799 related to appreciated securities and $74,341 related to depreciated securities.

     The following abbreviations are used in the portfolio descriptions:

     (AMBAC) - Guaranteed by AMBAC Indemnity Corp
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co
     (FSA) - Guaranteed by Financial Security Assurance, Inc.
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp (P/R) - Prerefunded
     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

 Sentinel Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk by investing in investment grade municipal bonds of
                              Pennsylvania issuers.

                      Sentinel Pennsylvania Tax-Free Trust

Currently, the Fund is positioned in high quality municipal bonds with an average credit rating of Aa. The taxable-equivalent yield of top-rated municipal bonds for a Pennsylvania resident with a marginal tax rate of 35%, is 5.8% for a 10-year maturity and 7.5% for a 30-year maturity - attractive when compared to respective U.S. Treasury yields of 4.3% and 5.0%.

For the fiscal year ended November 30, 2004, The Sentinel Pennsylvania Tax-Free Trust produced a total return of 1.41%, compared to a 3.02% average return for its Lipper Pennsylvania Municipal Debt Fund peer group. The Lehman Municipal Bond Index returned 4.07% for the same period.

     During the fiscal year, returns generated by tax-exempt securities were solid but unspectacular against a backdrop of economic uncertainty and a volatile interest rate environment. The war in Iraq, surging oil prices, violent hurricanes, a declining dollar and the recently completed presidential election created conflicting data for investors to contemplate. The steepness of the municipal yield curve - i.e., the incremental yield gain for every additional year to a bond's maturity - gave investors incentive to extend maturity but also the risk of losing principal, should the economy accelerate and interest rates rise. To date, the Federal Reserve has been successful in reducing liquidity in the banking system by systematically increasing the federal funds rate without disrupting the capital markets. However, should the economy accelerate and inflationary expectations rise, the Fed may have to move more aggressively to maintain steady growth and price stability.

     The underperformance of the Trust can be attributed to a sharp rise in interest rates during the second quarter, a point in time at which the Pennsylvania portfolio had a higher sensitivity to changes in interest rates than that of its peer group. Also affecting performance was the distribution of the Trust's assets which had been concentrated in the ten- to fifteen-year maturity range of the tax-exempt yield curve which generated a lower total return than the twenty- to thirty-year maturity spectrum over the course of the year.

     Currently, the Trust is positioned in high quality municipal bonds with an average credit rating of Aa. Since the end of the 2003 fiscal year, the effective duration of the portfolio has been reduced from 6.4 years to 5.6 years. We have distributed the assets of the Trust across multiple sectors and issues for diversification. The taxable-equivalent yield of top rated municipal bonds, assuming a Pennsylvania resident with a marginal tax rate of 35%, is 5.8% for a 10-year maturity and 7.5% for a 30-year maturity, attractive yields when compared to those on U.S. Treasury securities of 4.3% and 5.0%, respectively.

     In this environment, we will continue to position the Sentinel Pennsylvania Tax-Free Trust to achieve our goal of capital preservation, while providing our shareholders with a relatively high level of current income exempt from federal and Pennsylvania taxation.


/s/ Kenneth J. Hart
------------------------------------
Kenneth J. Hart

--------------------------------------------------------------------------------
Sentinel Pennsylvania Tax-Free Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Pennsylvania Tax-Free Income Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                   Line chart

             PA Tax-Free Trust A   Lipper's PA Municipal   Lehman Municipal
               share with/load         Debt Fund Avg.         Bond Index+
             -------------------   ---------------------   ----------------
11/30/1994          10000                  10000                 10000
11/30/1995          11018                  11885                 11890
11/30/1996          11565                  12497                 12589
11/30/1997          12267                  13353                 13491
11/30/1998          13107                  14330                 14538
11/30/1999          12679                  13793                 14382
11/30/2000          13661                  14777                 15559
11/30/2001          14711                  15892                 16920
11/30/2002          15519                  16693                 17991
11/30/2003          16374                  17737                 19187
11/30/2004          16605                  18273                 19969

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+    An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        1.41%      -2.68%
--------------------------------------------------------------------------------
5 Years                                                       5.54%       4.68%
--------------------------------------------------------------------------------
10 Years                                                      5.63%       5.20%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions. Income may be subject to the Alternative Minimum Tax (AMT). Capital gains, if any, will be subject to capital gains taxes.

Sentinel Pennsylvania Tax-Free Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Bonds 94.9%
Pennsylvania 84.8%
Allegheny County G/O
   5.15%, 10/01/11 (FGIC)                              1,000M        $ 1,053,460
Carbon County
   3.9%, 07/15/14 (MBIA)                                 520M            522,715
Cornwall-Lebanon PA
   School District
   4.25%, 03/01/10 (MBIA)                              1,000M          1,046,180
Delaware River Port
   Auth., PA & NJ
   5.25%, 01/01/08 (AMBAC)                               500M            541,870
Delaware Valley PA
   Regional Fin. Auth.
   5.5%, 08/01/28 (AMBAC)                              1,000M          1,118,040
Gettysburg PA Municipal
   Auth. College
   5.375%, 08/15/13 (MBIA)                               670M            757,046
Grove City PA Hospital Auth.
   5.25%, 07/01/12 (ACA)                                 500M            518,600
Jim Thorpe PA Area
   School District
   5.3%, 03/15/16 (MBIA)                                 500M            560,945
Lehigh County PA G/O
   5%, 11/15/07                                          500M            533,860
Lehigh County PA
   Industrial Dev. Auth.
   Pollution Control
   6.15%, 08/01/29 (MBIA)                              1,000M          1,045,120
Northampton County G/O
   5.75%, 10/01/13 (FSA)                               1,000M          1,156,550
Oxford Area School District
   5.25%, 02/15/10 (FGIC)                              1,000M          1,102,980
Pennsylvania Higher
   Educ. Facs.
   5.625%, 12/01/27 (MBIA)                             1,000M          1,076,270
Pennsylvania Infrastruction
   Rev. Bond
   5.625%, 09/01/13 (MBIA)                             1,000M          1,073,020
Pennsylvania
   Intergovernmental Ref. B                              500M            544,250
   5.25%, 06/15/12 (FGIC)
Pennsylvania State G/O
   5.375%, 05/15/16
   (FGIC) (P/R)                                          700M            742,749
Pennsylvania State G/O
   6.25%, 07/01/11                                     1,000M          1,171,190
Pennsylvania State
   Ind'l. Dev. Auth.
   5.5%, 07/01/15 (AMBAC)                              1,000M          1,126,250
Pennsylvania State Ind'l.
   Dev. Auth. Econ. Dev.                                 500M            550,575
   5.5%, 07/01/21(AMBAC)
PA State Turnpike Commn.
   5.25%, 12/01/07 (FGIC)                                640M            691,245
   5.375%, 07/15/14
   (AMBAC)                                               500M            553,590
Philadelphia Water & Waste
   6.25%, 08/01/11 (MBIA)                              1,000M          1,168,550
   6.25%, 08/01/12 (MBIA)                                500M            589,095
Pittsburgh, PA Water &
   Sewer System Rev.
   6.5%, 09/01/13 (FGIC)                               1,000M        $ 1,197,580
Pittsburgh Series A
   5.75%, 09/01/13 (FGIC)                              1,000M          1,123,540
Upper Darby PA
   School District
   5.0%, 02/15/09 (AMBAC)                                540M            586,521
York County Solid Waste
   5.5%, 12/01/14 (FGIC)                               1,000M          1,146,540
                                                                     -----------
                                                                      23,298,331
                                                                     -----------
Puerto Rico 10.1%
Puerto Rico Children's
   Trust Fund
   6%, 07/01/26                                        1,000M          1,146,920
Puerto Rico
   Commonwealth Hwy
   & Transport
   5.5%, 07/01/36                                      1,000M          1,061,580
Puerto Rico
   Commonwealth Pub
   Imported-Prerefunded
   5.125%, 07/01/30 (FSA)                                500M            553,860
                                                                     -----------
                                                                       2,762,360
                                                                     -----------
Total Bonds
   (Cost $24,495,040)                                                 26,060,691
                                                                     -----------

                                                                        Value
                                                            Shares     (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 3.3%
BlackRock Pennsylvania
   Municipal Money Market
   Institutional Class
   (Cost $900,000)                                         900,000   $   900,000
                                                                     -----------
Total Investments
   (Cost $25,395,040)*                                                26,960,691

Excess of Other Assets
   Over Liabilities 1.8%                                                 491,729
                                                                     -----------
Net Assets                                                           $27,452,420
                                                                     ===========

* Cost for federal income tax purposes is the same. At November 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $1,565,651 of which $1,613,188 related to appreciated securities and $47,537 related to depreciated securities.
     The following abbreviations are used in portfolio descriptions:
     (ACA) - ACA Financial Guaranty Corp.
     (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
     (FSA) - Guaranteed by Financial Security Assurance Inc.
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.
     (P/R) - Prerefunded
     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

   Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S. government, its agencies and instrumentalities.

                       Sentinel Government Securities Fund

Sentinel Government Securities Fund returned 4.80% for the fiscal year. Its Lipper peer group average return was 3.07%, while the Lehman Government Bond and Lehman Mortgage-Backed indices returned 3.47% and 5.09%, respectively. The Fund's active management of mortgage-backed securities' prepayment risk was the largest contributor to its strong relative performance.

     For the fiscal year ended November 30, 2004, the Sentinel Government Securities Fund returned 4.80%. Its peer group, the Lipper General U.S. Government Fund category, produced an average return of 3.07% for the same period, while the Lehman Government Bond Index and the Lehman Mortgage-Backed Index returned 3.47% and 5.09%, respectively.

     This was supposed to be the year in which interest rates rose sharply in response to the commencement of a new tightening cycle by the Federal Reserve. Well, the Fed did start to raise the federal funds rate in June, albeit at a "measured" pace, but interest rates barely budged for the fiscal year, with the sole exception being short-maturity U.S. Treasury Notes. Actually, the 30-Year U.S. Treasury Bond fell in yield, while the U.S. Treasury 10-year Note was virtually unchanged at 4.35%. The U.S. Treasury 2-year Note, which is the Treasury security most sensitive to Fed action, rose 95 basis points in yield to 3.00%, by basically the same amount as Fed tightening.

     The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the fiscal year, the yield curve flattened 109 basis points, from +309 to +200 basis points, as measured by the U.S. Treasury 2-year Note to 30-year Bond yield differential. Short-term securities were under pressure for most of the year as the Fed raised the Federal Funds rate from 1% to 2%. Volatility remained the norm for the bond market, with the 2-year Note trading in a 1.46% to 3.06% range, while the 10-year Note traded between 3.68% and 4.87% during the fiscal year.

     Prepayments on mortgage-backed securities fell sharply with the rise in short-term interest rates and the flattening of the yield curve. As a result, mortgage-backed securities significantly outperformed comparable duration U.S. Treasury issues, with the Lehman MBS Index returning 5.09% for the twelve-month period.

     As of November 30, 2004, the Fund's effective duration stood at 2.8 years. Exposure to mortgage-backed securities was 100% of assets, with 85% in pools and 15% in collateralized mortgage obligations. The Fund continued to emphasize yield in this relatively low interest-rate environment and will continue to maintain high exposure to mortgage-backed securities. The Fund's active management of mortgage-backed securities' prepayment risk was the largest contributor to its strong relative performance.

     In summary, we are adamantly committed to achieving the Fund's goals of high current income and capital preservation through all market environments, and appreciate your continued support.


/s/ David M. Brownlee
--------------------------------
David M. Brownlee, CFA

--------------------------------------------------------------------------------
Sentinel Government Securities Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Government Securities Fund Performance - Class A
Ten Years Ended November 30, 2004

                                     [CHART]

                                  [Line chart]

             Gov't Secs. A share   Lipper's Government   Lehman Gov't   Lehman Mortgage
                  with/load             Fund Avg.         Bond Index+        Index+
             -------------------   -------------------   ------------   ---------------
11/30/1994          10000                 10000              10000           10000
11/30/1995          11319                 11276              11740           11628
11/30/1996          11683                 11885              12362           12469
11/30/1997          12517                 12803              13270           13458
11/30/1998          13772                 14075              14697           14464
11/30/1999          13430                 13885              14495           14832
11/30/2000          14736                 15169              15990           16186
11/30/2001          16204                 16574              17641           17866
11/30/2002          17289                 17690              19037           19156
11/30/2003          18128                 18147              19782           19738
11/30/2004          18998                 18704              20468           20742

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average reflects expenses and management fees but no sales charge.

+ Unmanaged indices of bonds reflecting average prices in the Government bond and mortgage markets.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        4.80%       0.64%
--------------------------------------------------------------------------------
5 Years                                                       7.18%       6.31%
--------------------------------------------------------------------------------
10 Years                                                      7.06%       6.63%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Government Securities Fund

Investment in Securities
at November 30, 2004

                                                Principal Amount       Value
                                                   (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------
U.S. Government
   Agency Obligations 104.1%
Federal Home Loan Bank 4.8%
   1.93%, 12/13/04                                   5,000M        $  4,996,783
                                                                   ------------
Federal Home Loan
   Mortgage Corporation 37.3%
Collateralized Mortgage Obligations:
   FHR 2418 MB
      6.0%, 2/15/22                                  4,000M           4,169,160
   FHR 2654 OG
      5.0%, 2/15/32                                  4,500M           4,420,350
   FHR 2438 NB
      6.5%, 4/15/32                                  5,647M           5,968,095
                                                                   ------------
                                                                     14,557,605
                                                                   ------------
Mortgage-Backed Securities:
   15-Year:
   FHLMC 730243
      9%, 4/1/06                                         7M               7,559
                                                                   ------------
20-Year:
   FHLMC C90847
      6%, 8/1/24                                     3,400M           3,525,295
   FHLMC C90855
      6%, 9/1/24                                     3,439M           3,565,552
                                                                   ------------
                                                                      7,090,847
                                                                   ------------
30-Year:
   FHLMC 252153
      11%, 11/1/09                                      867                 891
   FHLMC 170141
      11%, 9/1/15                                        6M               6,749
   FHLMC 532545
      11%, 9/1/15                                        4M               4,674
   FHLMC 170147
      11%, 11/1/15                                       4M               4,828
   FHLMC 360017
      11%, 11/1/17                                       2M               2,030
   FHLMC 544457
      11%, 12/1/17                                      15M              16,503
   FHLMC C00730
      6%, 3/1/29                                     3,497M           3,612,641
   FHLMC C47272
      6.5%, 10/1/29                                  4,495M           4,725,487
   FHLMC C47314
      6.5%, 11/1/29                                  1,951M           2,051,411
   FHLMC C01290
      5.5%, 1/1/32                                   4,988M           5,063,292
   FHLMC A15113
      6.0%, 10/1/33                                  1,814M           1,884,363
                                                                   ------------
                                                                     17,372,869
                                                                   ------------
Total Federal Home Loan
   Mortgage Corporation                                              39,028,880
                                                                   ------------
Federal National
   Mortgage Association 48.8%
Collateralized Mortgage Obligations:
   FNR 02-55 VB
      5.5%, 8/25/20                                  1,000M           1,030,370
                                                                   ------------
Mortgage-Backed Securities:
10-Year:
   FNMA 556247
      7%, 10/1/10                                      194M             206,048
                                                                   ------------
15-Year:
   FNMA 785246
      4.5%, 6/1/19                                   2,412M           2,399,518
   FNMA 771162
      5.0%, 1/1/19                                   4,143M           4,205,279
   FNMA 771160
      5.5%, 1/1/19                                   2,558M           2,641,664
                                                                   ------------
                                                                      9,246,461
                                                                   ------------
20-Year:
   FNMA 251808
      10%, 4/1/18                                       59M        $     65,207
   FNMA 252206
      6%, 1/1/19                                        97M             100,461
   FNMA 573745
      6.5%, 8/1/20                                     111M             116,716
   FNMA 758564
      6%, 9/1/24                                     1,038M           1,076,955
                                                                   ------------
                                                                      1,359,339
                                                                   ------------
30-Year:
   FNMA 2109
      9.25%, 10/1/09                                    50M              55,332
   FNMA 177567
      7.75%, 8/1/22                                    168M             182,107
   FNMA 426830
      8.00%, 11/1/24                                   201M             220,660
   FNMA 303718
      6.00%, 2/1/26                                  1,074M           1,112,809
   FNMA 303932
      6.00%, 5/1/26                                  1,357M           1,405,214
   FNMA 576768
      6.00%, 8/1/26                                  3,551M           3,682,074
   FNMA 604975
      5.50%, 9/1/31                                    494M             501,709
   FNMA 254477
      5.50%, 10/1/32                                 3,995M           4,050,848
   FNMA 788150
      6.00%, 3/1/32                                  3,584M           3,712,830
   FNMA 645318
      6.50%, 5/1/32                                  2,222M           2,334,139
   FNMA 659994
      6.50%, 9/1/32                                  1,575M           1,662,832
   FNMA 707312
      5.00%, 6/1/33                                  3,492M           3,454,425
   FNMA 721540
      5.00%, 7/1/33                                  5,797M           5,735,753
   FNMA 788149
      5.50%, 5/1/33                                  3,216M           3,267,142
   FNMA 738887
      5.50%, 10/1/33                                 1,262M           1,279,181
   FNMA 758523
      5.50%, 3/1/34                                  3,055M           3,096,082
   FNMA 763534
      6.00%, 2/1/34                                  3,447M           3,562,088
                                                                   ------------
                                                                     39,315,225
                                                                   ------------
Total Federal National
   Mortgage Association                                              51,157,443
                                                                   ------------
Government National
   Mortgage Association 13.2%
Mortgage-Backed Securities:
15-Year:
   GNMA II 3197
      7.0%, 2/20/17                                    248M             263,207
                                                                   ------------
20-Year:
   GNMA 623177
      6.5%, 8/15/23                                    963M           1,021,823
                                                                   ------------
30-Year:
   GNMA 506805
      6.5%, 6/15/29                                    729M             769,682
   GNMA 572061
      5.5%, 8/15/33                                  3,080M           3,138,483
   GNMA 593737
      5.5%, 9/15/33                                  1,155M           1,177,314
   GNMA 593781
      5.5%, 12/15/33                                 1,979M           2,016,516
   GNMA 544637
      6.0%, 2/15/34                                  2,825M           2,926,363
   GNMA 606242
      6.0%, 4/15/34                                  1,316M        $  1,363,167
   GNMA 606239
      5.5%, 4/15/34                                  1,166M           1,187,799
                                                                   ------------
                                                                     12,579,324
                                                                   ------------
Total Government National
   Mortgage Association                                              13,864,354
                                                                   ------------
Total U.S. Government
   Agency Obligations
   (Cost $109,339,285)                                              109,047,460
                                                                   ------------
Corporate Short- Term Notes 2.9%
Lasalle Bank Corp.
   1.95%, 12/02/04
   (Cost $2,999,838)                                 3,000M           2,999,838
                                                                   ------------
Total Investments
   (Cost $112,339,123)                                              112,047,298

Excess of Liabilities
   Over Other Assets (7.0%)                                          (7,308,827)
                                                                   ------------
Net Assets                                                         $104,738,471
                                                                   ============

* Cost for federal income tax purposes is $112,339,261. At November 30, 2004 unrealized depreciation for federal income tax purposes aggregated $291,963 of which $247,356 related to appreciated securities and $539,319 related to depreciated securities.

                                              See Notes to Financial Statements.

  Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds with average lives at the time of purchase of three years or less.

                     Sentinel Short Maturity Government Fund

As of November 30, 2004, the Fund's exposure to the MBS sector stood at 100% of assets, providing it with a substantially higher yield than short-maturity U.S. Treasury securities and money market instruments. The Fund carefully selected the type of MBS product in which it invests, and its exposure to the MBS sector was the sole contributor to its strong relative performance during the year.

For the fiscal year ended November 30, 2004, the Sentinel Short Maturity Government Fund returned 2.64%. This performance compared quite favorably to the average return of 0.98% of its Lipper Short U.S. Government Fund peer group. The Lehman 1-3 year Government Index returned 1.45% during the same period.

     The Fund's investment goal is to provide a high level of current income, consistent with safety of principal, by investing in U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and that provided by an intermediate government bond fund. At least 80% of the Fund's assets are invested in U.S. government securities with an average maturity of less than 3 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by the instrumentalities of the U.S. government. The Fund's investment strategy is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short-maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short-duration instruments over short investment horizons. The Fund's target duration is 2.0 years. Given its emphasis on yield, the Fund may temporarily lag in relative performance, should short-term interest rates decline sharply.

     The Federal Reserve embarked on a new tightening cycle in 2004, reversing its 3-year long accommodation of low interest rates. The Fed increased the federal funds rate one full percent from 1% to 2% in four moves of 25 basis points, a "measured" pace, over the fiscal year. The 2-year U.S. Treasury Note traded between 1.46% and 3.06% during the 12-month period.

     As of November 30, 2004, the Fund's exposure to the MBS sector stood at 99% of assets, providing it with a substantially higher yield than short-maturity U.S. Treasury securities and money market instruments. The Fund's effective duration was 1.5 years. The Fund carefully selected the type of MBS product in which it invests, helping to insulate it from higher rates of MBS prepayments and limiting the Fund's extension risk, should interest rates rise sharply in the future. The Fund's exposure to the MBS sector was the sole contributor to its strong relative performance during the fiscal year.

     As always, we look forward to helping you achieve your investment goals, and thank you for your tremendous support.


/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA

--------------------------------------------------------------------------------
Sentinel Short Maturity Government Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

--------------------------------------------------------------------------------
Sentinel Short Maturity Government Fund Performance - Class A
March 27, 1995 inception through November 30, 2004

                                     [CHART]

                                   Line Chart

             Short Maturity Gov. A    Lipper's Short US   Lehman 1 - 3 yr
                share with/load      Gov Debt Fund Avg.   Gov Bond Index+
             ---------------------   ------------------   ---------------
 3/27/1995           10000                  10000              10000
11/30/1995           10525                  10588              10647
11/30/1996           11119                  11043              11271
11/30/1997           11790                  11638              11943
11/30/1998           12570                  12354              12811
11/30/1999           12966                  12707              13231
11/30/2000           13835                  13507              14151
11/30/2001           14906                  14629              15538
11/30/2002           15753                  15298              16324
11/30/2003           16035                  15552              16715
11/30/2004           16458                  15704              16957

Note that Fund performance reflects the maximum 1% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+ An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/04

                                                            Net Asset   Offering
Period                                                        Value      Price++
--------------------------------------------------------------------------------
1 Year                                                        2.64%       1.58%
--------------------------------------------------------------------------------
3 Years                                                       3.36%       3.00%
--------------------------------------------------------------------------------
5 Years                                                       4.89%       4.67%
--------------------------------------------------------------------------------
Since Inception*                                              5.39%       5.27%
--------------------------------------------------------------------------------

++   Sales charge applicable to year of initial investment.

*    3/27/95

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Short Maturity Government Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Government
   Agency Obligations 99.3%
Federal Home Loan
   Mortgage Corporation 45.4%
Collateralized Mortgage Obligations:
   FHR 2496 BA
      5.00%, 11/15/2015                                   834M       $   838,750
   FHR 2420 MC
      6.00%, 2/15/2017                                  8,640M         8,988,978
   FHLMC T-2A
      7.00%, 1/25/2021                                     38M            38,763
   FHR 1764 G
      6.00%, 12/15/2024                                 5,246M         5,441,011
   FHR 2347 LA
      5.75%, 8/15/2031                                  5,278M         5,351,436
                                                                     -----------
                                                                      20,658,938
                                                                     -----------
Mortgage-Backed Securities:
10- Year:
   FHLMC E75462
      6.00%, 3/1/2009                                     483M           506,752
   FHLMC G10993
      6.00%, 9/1/2009                                   1,403M         1,477,919
   FHLMC E83548
      6.00%, 5/1/2011                                     246M           259,769
   FHLMC E85491
      6.50%, 9/1/2011                                     709M           755,102
   FHLMC E88621
      5.50%, 3/1/2012                                     712M           742,883
   FHLMC E88437
      5.50%, 3/1/2012                                     661M           690,230
   FHLMC G11271
      5.50%, 5/1/2012                                     847M           883,935
   FHLMC E89815
      5.50%, 5/1/2012                                     669M           697,812
   FHLMC E89586
      5.50%, 5/1/2012                                     625M           652,165
   FHLMC E93390
      5.50%, 7/1/2012                                     359M           374,853
   FHLMC E91504
      5.50%, 9/1/2012                                     773M           807,031
   FHLMC E91428
      5.50%, 9/1/2012                                     485M           506,075
   FHLMC E91150
      5.50%, 9/1/2012                                     781M           814,522
   FHLMC E91152
      5.50%, 9/1/2012                                     490M           511,003
   FHLMC E93347
      5.50%, 12/1/2012                                    706M           737,071
   FHLMC E86837
      6.00%, 1/1/2012                                   2,101M         2,216,963
   FHLMC E89226
      6.00%, 4/1/2012                                     805M           849,161
   FHLMC E89227
      6.00%, 4/1/2012                                   1,347M         1,421,745
   FHLMC E89229
      6.00%, 4/1/2012                                   1,125M         1,187,109
   FHLMC E89583
      6.00%, 5/1/2012                                   1,446M         1,525,593
   FHLMC E89668
      6.00%, 5/1/2012                                   1,388M         1,465,208
   FHLMC E89015
      6.50%, 4/1/2012                                     940M         1,001,501
   FHLMC E94029
      5.50%, 2/1/2013                                   1,987M         2,073,414
   FHLMC E94026
      5.50%, 2/1/2013                                   5,087M         5,308,007
   FHLMC B10204
      5.50%, 10/1/2013                                    993M         1,023,876
   FHLMC B10950
      5.50%, 11/1/2013                                  1,129M         1,164,392
   FHLMC G11560
      5.50%, 4/1/2014                                   5,055M         5,230,508
                                                                     -----------
                                                                      34,884,599
                                                                     -----------
15-Year:
   FHLMC 730026
      9.50%, 12/1/2004                                     785       $       813
   FHLMC B00212
      8.50%, 3/1/2005                                      123               125
   FHLMC B00688
      9.00%, 9/1/2005                                      566               575
   FHLMC B00673
      9.50%, 11/1/2005                                      1M             1,219
   FHLMC 380093
      10.00%, 7/1/2005                                      1M             1,032
   FHLMC E62359
      9.00%, 9/1/2006                                       8M             8,081
   FHLMC E00109 (GOLD)
      8.50%, 6/1/2007                                       3M             2,652
   FHLMC G10394
      9.00%, 1/1/2007                                       9M             9,167
   FHLMC G10453
      9.00%, 6/1/2007                                       8M             8,396
   FHLMC E44248
      6.00%, 1/1/2008                                      58M            60,128
   FHLMC E49168
      6.00%, 7/1/2008                                      93M            97,309
   FHLMC E54549
      6.50%, 9/1/2008                                      49M            52,027
   FHLMC E47837
      7.00%, 3/1/2008                                     187M           195,529
   FHLMC E49621
      7.00%, 7/1/2008                                     193M           203,532
   FHLMC E47607
      8.00%, 2/1/2008                                      16M            16,765
   FHLMC E63961
      5.50%, 3/1/2009                                      19M            18,841
   FHLMC E00292
      6.50%, 4/1/2009                                      64M            66,971
   FHLMC G10330
      7.00%, 1/1/2010                                     257M           272,332
   FHLMC E61405
      7.00%, 8/1/2010                                     217M           229,905
   FHLMC M30104
      5.50%, 1/1/2011                                       7M             7,032
   FHLMC M30120
      5.50%, 5/1/2011                                     130M           135,243
   FHLMC M30121
      5.50%, 5/1/2011                                     218M           227,958
   FHLMC G10516
      6.00%, 5/1/2011                                      75M            78,714
   FHLMC E20237
      6.00%, 5/1/2011                                      88M            92,006
   FHLMC M30123
      6.50%, 7/1/2011                                     267M           285,038
   FHLMC E62686
      7.00%, 1/1/2011                                     406M           431,280
   FHLMC E00422
      7.00%, 3/1/2011                                     161M           171,015
   FHLMC E00436
      7.00%, 6/1/2011                                      71M            75,648
   FHLMC E64484
      7.00%, 6/1/2011                                      12M            12,695
   FHLMC F70014
      7.50%, 9/1/2011                                     240M           254,419
   FHLMC E72904
      8.00%, 11/1/2011                                     89M            94,628
   FHLMC F70015
      8.00%, 12/1/2011                                    245M           260,853
   FHLMC E91065
      5.50%, 8/1/2012                                     692M           716,270
   FHLMC E68301
      5.50%, 11/1/2012                                    306M           317,022
   FHLMC E69127
      6.00%, 3/1/2012                                     361M           379,265
   FHLMC G10749
      6.00%, 10/1/2012                                    230M           242,134
   FHLMC G10705
      6.50%, 8/1/2012                                     897M       $   951,878
   FHLMC G11228
      6.50%, 12/1/2012                                    292M           310,926
   FHLMC G10654
      7.00%, 2/1/2012                                     609M           645,626
   FHLMC E94628
      5.00%, 2/1/2013                                   2,494M         2,551,218
   FHLMC E00546
      5.50%, 3/1/2013                                     531M           549,691
   FHLMC M30171
      5.50%, 6/1/2013                                      99M           103,153
   FHLMC E00593
      5.50%, 11/1/2013                                    376M           388,987
   FHLMC E68799
      6.00%, 2/1/2013                                     301M           316,078
   FHLMC E69523
      6.00%, 4/1/2013                                     487M           511,419
   FHLMC G11077
      6.00%, 12/1/2013                                    219M           230,157
   FHLMC E72131
      6.50%, 8/1/2013                                     433M           459,609
   FHLMC G11135
      6.50%, 8/1/2013                                     887M           941,427
   FHLMC E72178
      6.50%, 9/1/2013                                     306M           324,416
   FHLMC G11257
      5.50%, 1/1/2014                                     861M           891,419
   FHLMC E82965
      5.50%, 12/1/2014                                    499M           516,242
   FHLMC E83900
      6.00%, 1/1/2014                                     215M           226,339
   FHLMC E80767
      6.00%, 6/1/2014                                     217M           227,814
   FHLMC G11562
      6.00%, 12/1/2014                                 20,340M        21,375,582
   FHLMC E75793
      6.50%, 1/1/2014                                      26M            27,368
   FHLMC G10965
      7.50%, 10/1/2014                                    165M           174,756
   FHLMC E82128
      7.00%, 3/1/2015                                     614M           651,428
   FHLMC E00843
      8.00%, 4/1/2015                                      88M            93,910
   FHLMC E01000
      5.50%, 7/1/2016                                  10,840M        11,198,728
   FHLMC G11184
      5.50%, 9/1/2016                                  10,397M        10,767,328
   FHLMC E01009
      6.50%, 8/1/2016                                   2,043M         2,163,101
   FHLMC E88357
      7.00%, 2/1/2017                                     642M           680,696
   FHLMC G11585
      6.50%, 3/1/2017                                   2,254M         2,390,963
   FHLMC G11566
      5.50%, 4/1/2018                                  12,545M        12,960,281
                                                                     -----------
                                                                      77,657,159
                                                                     -----------
20-Year:
   FHLMC C90035
      6.50%, 11/1/2013                                    571M           603,005
   FHLMC D94982
      7.00%, 4/1/2016                                     309M           330,527
   FHLMC C90234
      6.00%, 10/1/2018                                  1,797M         1,865,378
   FHLMC D94230
      7.50%, 10/1/2019                                    598M           644,520
   FHLMC G30239
      7.00%, 8/1/2021                                   2,871M         3,058,252
                                                                     -----------
                                                                       6,501,682
                                                                     -----------

                                              See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
at November 30, 2004

                                                 Principal Amount       Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
30-Year:
   FHLMC 181614
      7.00%, 8/1/2006                                     4M        $      4,158
   FHLMC G80175
      7.25%, 4/17/2006                                  108M             109,999
   FHLMC 140826
      6.50%, 11/1/2007                                    6M               6,408
   FHLMC 181753
      7.00%, 2/1/2007                                    276                 286
   FHLMC 160024
      8.00%, 6/1/2007                                    63M              65,818
   FHLMC 274386
      8.25%, 7/1/2007                                    30M              30,784
   FHLMC 530139
      7.50%, 6/1/2008                                    49M              50,508
   FHLMC 303385
      7.50%, 8/1/2008                                    11M              11,006
   FHLMC 184331
      7.75%, 11/1/2008                                    7M               6,745
   FHLMC 141758
      8.00%, 10/1/2008                                   27M              27,780
   FHLMC 160040
      8.75%, 3/1/2008                                    27M              28,149
   FHLMC 160054
      9.25%, 7/1/2008                                    29M              31,487
   FHLMC 181285
      7.50%, 3/1/2009                                    30M              31,842
   FHLMC 254499
      7.75%, 6/1/2009                                    41M              42,506
   FHLMC 181339
      8.00%, 6/1/2009                                    10M              10,827
   FHLMC 181586
      8.00%, 12/1/2009                                   21M              21,845
   FHLMC 555131
      8.25%, 12/1/2009                                   49M              51,482
   FHLMC 303073
      8.50%, 3/1/2009                                    95M             100,126
   FHLMC 160081
      10.25%, 6/1/2009                                    3M               3,125
   FHLMC 141001
      7.75%, 9/1/2016                                    48M              49,117
   FHLMC 141161
      7.75%, 4/1/2017                                    53M              57,377
   FHLMC 302609
      8.00%, 8/1/2017                                    93M             101,792
   FHLMC 307583
      8.00%, 8/1/2017                                    40M              42,646
   FHLMC G00100
      8.00%, 2/1/2023                                    45M              49,592
   FHLMC C00701
      6.50%, 1/1/2029                                 5,328M           5,601,253
                                                                    ------------
                                                                       6,536,658
                                                                    ------------
Total Federal Home Loan
   Mortgage Corporation                                              146,239,036
Federal National                                                    ------------
   Mortgage Association 45.6%,
10-Year:
   FNMA 251418
      7.00%, 11/1/2007                                   33M              34,166
   FNMA 252652
      7.00%, 5/1/2009                                    59M              62,276
   FNMA 527272
      6.00%, 8/1/2009                                   169M             176,804
   FNMA 516230
      8.00%, 8/1/2009                                   481M             512,289
   FNMA 253329
      7.50%, 5/1/2010                                   503M             534,587
   FNMA 253362
      7.50%, 5/1/2010                                   361M             384,310
   FNMA 253507
      7.50%, 9/1/2010                                   441M             468,601
   FNMA 253472
      7.50%, 9/1/2010                                   613M             652,120
   FNMA 254082
      5.50%, 10/1/2011                                  439M        $    457,499
   FNMA 254119
      5.50%, 11/1/2011                                  626M             653,152
   FNMA 254163
      5.50%, 12/1/2011                                  911M             950,110
   FNMA 599310
      6.00%, 7/1/2011                                    96M             101,600
   FNMA 600249
      6.00%, 8/1/2011                                   202M             212,908
   FNMA 595729
      6.00%, 9/1/2011                                 1,558M           1,644,691
   FNMA 609190
      6.00%, 9/1/2011                                   235M             247,848
   FNMA 619198
      6.00%, 12/1/2011                                  258M             272,420
   FNMA 603547
      6.50%, 9/1/2011                                   224M             237,629
   FNMA 595730
      6.50%, 9/1/2011                                   314M             333,403
   FNMA 254076
      6.50%, 10/1/2011                                  413M             439,168
   FNMA 254113
      6.50%, 11/1/2011                                  393M             417,826
   FNMA 254226
      5.50%, 2/1/2012                                 3,155M           3,289,724
   FNMA 633905
      5.50%, 3/1/2012                                   718M             748,621
   FNMA 644268
      5.50%, 4/1/2012                                   228M             237,898
   FNMA 254470
      5.50%, 9/1/2012                                 2,668M           2,781,106
   FNMA 254507
      5.50%, 10/1/2012                                2,536M           2,626,031
   FNMA 254542
      5.50%, 11/1/2012                                3,822M           3,984,113
   FNMA 254585
      5.50%, 12/1/2012                                2,335M           2,433,979
   FNMA 254274
      6.00%, 3/1/2012                                   626M             660,237
   FNMA 649455
      6.00%, 5/1/2012                                 1,051M           1,108,641
   FNMA 254369
      6.00%, 6/1/2012                                 1,016M           1,071,772
   FNMA 679981
      6.00%, 6/1/2012                                   438M             462,437
   FNMA 254456
      6.00%, 8/1/2012                                 2,928M           3,089,952
   FNMA 254488
      6.00%, 9/1/2012                                 1,601M           1,689,455
   FNMA 254399
      6.50%, 6/1/2012                                 2,417M           2,568,518
   FNMA 254427
      6.50%, 7/1/2012                                 4,276M           4,542,092
   FNMA 254457
      6.50%, 7/1/2012                                   773M             821,052
   FNMA 254882
      5.00%, 8/1/2013                                   262M             270,065
   FNMA 254698
      6.50%, 1/1/2013                                   897M             952,473
                                                                    ------------
                                                                      42,131,573
                                                                    ------------
15-Year:
   FNMA 328089
      7.25%, 8/1/2009                                   142M             146,937
   FNMA 250441
      6.50%, 12/1/2010                                  160M             170,552
   FNMA 321199
      7.00%, 9/1/2010                                   146M             154,703
   FNMA 321573
      7.00%, 9/1/2010                                     4M               4,771
   FNMA 324087
      7.00%, 9/1/2010                                    69M              73,239
   FNMA 325432
      7.00%, 9/1/2010                                    90M        $     95,157
   FNMA 313758
      7.00%, 11/1/2010                                   47M              48,763
   FNMA 511846
      9.00%, 1/1/2010                                    23M              23,464
   FNMA 343822
      6.00%, 4/1/2011                                   358M             376,436
   FNMA 338450
      6.00%, 5/1/2011                                   240M             252,630
   FNMA 545539
      6.00%, 6/1/2011                                   816M             857,510
   FNMA 368198
      6.00%, 12/1/2011                                   95M              99,936
   FNMA 303943
      6.50%, 6/1/2011                                   460M             488,382
   FNMA 250613
      6.50%, 7/1/2011                                   218M             231,638
   FNMA 250781
      6.50%, 12/1/2011                                   83M              87,736
   FNMA 367201
      6.50%, 12/1/2011                                  139M             148,299
   FNMA 303902
      7.00%, 5/1/2011                                   108M             114,249
   FNMA 367202
      7.00%, 12/1/2011                                  207M             221,316
   FNMA 371330
      6.00%, 2/1/2012                                    31M              32,362
   FNMA 390784
      6.00%, 5/1/2012                                   152M             160,393
   FNMA 374083
      6.50%, 3/1/2012                                    72M              76,736
   FNMA 370468
      7.00%, 1/1/2012                                   139M             148,494
   FNMA 251300
      7.00%, 8/1/2012                                   187M             198,496
   FNMA 576800
      8.50%, 1/1/2012                                    63M              66,449
   FNMA 426453
      5.50%, 10/1/2013                                  536M             554,944
   FNMA 313990
      6.00%, 2/1/2013                                   663M             696,674
   FNMA 421249
      6.00%, 3/1/2013                                   887M             932,328
   FNMA 251759
      6.00%, 5/1/2013                                   129M             135,122
   FNMA 433884
      6.00%, 7/1/2013                                   153M             160,752
   FNMA 454968
      6.00%, 12/1/2013                                  437M             459,610
   FNMA 252061
      6.00%, 10/1/2013                                1,119M           1,175,959
   FNMA 323388
      6.00%, 11/1/2013                                1,257M           1,320,969
   FNMA 449683
      6.00%, 11/1/2013                                  446M             469,114
   FNMA 323215
      6.00%, 7/1/2013                                 1,373M           1,442,491
   FNMA 596145
      6.50%, 6/1/2013                                   150M             153,835
   FNMA 433301
      6.50%, 7/1/2013                                 1,336M           1,419,096
   FNMA 512520
      7.00%, 7/1/2013                                   684M             724,155
   FNMA 446787
      5.50%, 1/1/2014                                 1,177M           1,219,039
   FNMA 447881
      5.50%, 1/1/2014                                   435M             450,379
   FNMA 496015
      5.50%, 4/1/2014                                   195M             202,129

                                              See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
at November 30, 2004

                                                 Principal Amount       Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
   FNMA 528088
      5.50%, 5/1/2014                                    635M       $    657,657
   FNMA 576789
      5.50%, 6/1/2014                                    288M            298,656
   FNMA 536814
      5.50%, 6/1/2014                                  1,204M          1,247,195
   FNMA 555839
      5.50%, 12/1/2014                                13,652M         14,133,867
   FNMA 493421
      6.00%, 4/1/2014                                    220M            231,419
   FNMA 484819
      6.00%, 4/1/2014                                  2,338M          2,455,342
   FNMA 522559
      6.00%, 6/1/2014                                  5,015M          5,270,099
   FNMA 535634
      5.50%, 8/1/2015                                  9,418M          9,750,958
   FNMA 768628
      5.50%, 9/1/2015                                    777M            804,366
   FNMA 619191
      6.50%, 12/1/2015                                 1,805M          1,917,098
   FNMA 630985
      7.00%, 9/1/2015                                  1,035M          1,099,072
   FNMA 594601
      8.50%, 10/1/2015                                   155M            166,163
   FNMA 535777
      5.50%, 3/1/2016                                  1,003M          1,037,775
   FNMA 545298
      5.50%, 11/1/2016                                   816M            843,625
   FNMA 545300
      5.50%, 11/1/2016                                15,563M         16,087,983
   FNMA 614920
      5.50%, 12/1/2016                                   938M            969,849
   FNMA 663227
      6.00%, 3/1/2016                                  1,126M          1,183,857
   FNMA 574598
      6.00%, 5/1/2016                                    916M            960,404
   FNMA 594602
      9.00%, 1/1/2016                                     92M             99,439
   FNMA 625933
      5.50%, 1/1/2017                                  6,304M          6,512,466
   FNMA 792797
      5.50%, 4/1/2017                                  1,504M          1,557,503
   FNMA 789281
      5.50%, 8/1/2017                                  3,390M          3,508,847
   FNMA 617272
      6.00%, 1/1/2017                                  8,249M          8,647,987
   FNMA 671380
      6.00%, 11/1/2017                                   624M            654,030
   FNMA 679165
      5.50%, 2/1/2018                                    605M            624,831
   FNMA 743260
      5.50%, 10/1/2018                                 3,689M          3,810,263
                                                                    ------------
                                                                     100,325,995
                                                                    ------------
20-Year:
   FNMA 190659
      7.00%, 2/1/2014                                    672M            719,232
   FNMA 190697
      7.00%, 3/1/2014                                    885M            946,997
   FNMA 251716
      10.50%, 3/1/2018                                    30M             32,980
                                                                    ------------
                                                                       1,699,209
                                                                    ------------
30-Year:
   FNMA 19953
      7.75%, 10/1/2006                                    21M             21,721
   FNMA 21349
      8.00%, 12/1/2006                                     8M              8,399
   FNMA 111330
      7.50%, 9/1/2007                                     35M             36,459
   FNMA 58241
      7.50%, 12/1/2007                                    61M             63,297
   FNMA 13481
      7.75%, 5/1/2008                                     24M             25,607
   FNMA 8213
      8.00%, 1/1/2008                                     65M       $     68,146
   FNMA 151964
      8.00%, 3/1/2008                                     13M             13,698
   FNMA 44045
      8.00%, 6/1/2008                                     43M             45,095
   FNMA 176044
      8.50%, 9/1/2008                                     34M             36,017
   FNMA 141789
      8.25%, 2/1/2009                                     55M             57,613
   FNMA 10134
      8.75%, 8/1/2009                                     26M             28,172
   FNMA 439
      9.00%, 6/1/2009                                     18M             19,280
   FNMA 23
      8.50%, 8/1/2011                                     17M             18,113
   FNMA 510095
      8.50%, 9/1/2011                                    122M            127,799
   FNMA 366221
      9.50%, 3/1/2011                                    147M            163,570
   FNMA 401612
      7.00%, 5/1/2012                                    138M            141,483
   FNMA 81692
      8.00%, 9/1/2012                                    124M            130,620
   FNMA 124871
      7.00%, 5/1/2013                                    516M            548,092
   FNMA 20497
      8.75%, 7/1/2013                                     20M             21,370
   FNMA 44046
      7.50%, 2/1/2014                                     37M             38,561
   FNMA 454727
      10.50%, 1/1/2016                                   129M            143,978
   FNMA 626664
      6.00%, 4/1/2017                                    572M            599,244
   FNMA 49584
      8.25%, 9/1/2017                                     68M             75,366
   FNMA 454720
      7.00%, 6/1/2019                                     46M             48,351
   FNMA 479421
      7.00%, 9/1/2021                                    239M            255,220
   FNMA 175123
      7.45%, 8/1/2022                                    158M            170,816
   FNMA 207530
      8.25%, 4/1/2022                                     39M             43,107
                                                                    ------------
                                                                       2,949,194
                                                                    ------------
Total Federal National
   Mortgage Association                                              147,105,971
                                                                    ------------
Government National
   Mortgage Association 8.3%
Collateralized Mortgage Obligations:
Mortgage-Backed Securities:
10-Year:
   GNMA 634538
      6.00%, 9/15/2014                                 1,185M          1,250,423
   GNMA 634545
      6.50%, 9/15/2014                                   988M          1,054,625
                                                                    ------------
                                                                       2,305,048
                                                                    ------------
15-Year:
   GNMA 293554
      9.75%, 8/15/2005                                    36M             36,870
   GNMA 780306
      9.00%, 11/15/2006                                    2M              2,238
   GNMA 780395
      7.00%, 12/15/2007                                   48M             49,466
   GNMA 342810
      7.00%, 12/15/2007                                   49M             51,182
   GNMA 1785
      9.00%, 2/20/2007                                    869                920
   GNMA 364469
      6.00%, 11/15/2008                                   87M             90,694
   GNMA 352121
      6.50%, 8/15/2008                                    29M             30,946
   GNMA 342744
      6.50%, 8/15/2008                                   105M       $    110,461
   GNMA 326462 6.5%,
      6.50%, 10/15/2008                                  246M            258,398
   GNMA 370871
      6.50%, 10/15/2008                                   96M            101,377
   GNMA 348052
      7.00%, 3/15/2008                                    21M             22,373
   GNMA 364447 7%,
      7.00%, 3/20/2008                                    75M             78,478
   GNMA 339490
      7.00%, 4/15/2008                                    12M             12,749
   GNMA 343534
      7.50%, 1/15/2008                                    39M             41,484
   GNMA 339464
      8.00%, 1/15/2008                                    47M             49,717
   GNMA 354532
      6.00%, 1/15/2009                                    73M             76,262
   GNMA 345594
      6.00%, 3/15/2009                                    79M             82,566
   GNMA 366674
      6.00%, 3/15/2009                                    96M            100,481
   GNMA 388287
      6.00%, 3/15/2009                                   124M            130,220
   GNMA 355866
      6.00%, 4/15/2009                                   118M            123,689
   GNMA 360238
      6.00%, 4/15/2009                                   100M            105,129
   GNMA 366773
      6.00%, 4/15/2009                                   111M            116,814
   GNMA 371934
      6.00%, 4/15/2009                                    93M             97,391
   GNMA 375876
      6.00%, 4/15/2009                                    99M            103,616
   GNMA 378884
      6.00%, 4/15/2009                                    61M             63,789
   GNMA 385492
      6.00%, 4/15/2009                                   133M            140,122
   GNMA 780303
      6.50%, 2/15/2009                                   113M            118,952
   GNMA 391659
      6.50%, 4/15/2009                                   427M            452,905
   GNMA 780369
      7.00%, 9/15/2009                                   175M            183,995
   GNMA 415068
      6.00%, 1/15/2011                                    29M             30,178
   GNMA 2354
      9.00%, 11/20/2011                                    3M              2,881
   GNMA 780659
      7.50%, 8/15/2012                                    42M             45,061
   GNMA 780759
      6.50%, 4/15/2013                                   759M            809,023
   GNMA 462328
      6.50%, 4/15/2013                                   634M            676,247
   GNMA 456869
      6.50%, 5/15/2013                                    27M             28,900
   GNMA II 2542
      7.00%, 1/20/2013                                   247M            262,886
   GNMA 349029
      7.00%, 4/15/2013                                    29M             31,194
   GNMA 780859
      7.50%, 9/15/2013                                    49M             52,514
   GNMA 780978
      6.50%, 2/15/2014                                 4,556M          4,861,977
   GNMA 781109
      7.00%, 11/15/2014                                9,614M         10,256,430
   GNMA 781461
      6.50%, 2/15/2015                                 2,167M          2,312,722
   GNMA 489953
      6.00%, 12/15/2016                                  145M            152,891
                                                                    ------------
                                                                      22,356,188
                                                                    ------------

                                              See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
at November 30, 2004

                                                Principal Amount       Value
                                                   (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------
20-Year:
   GNMA 234073
      9.25%, 12/15/2007                                  4M        $      4,859
   GNMA 248682
      9.75%, 6/15/2010                                  25M              27,870
   GNMA 628440
      7.00%, 4/15/2024                               1,906M           2,038,007
                                                                   ------------
                                                                      2,070,736
                                                                   ------------
30-Year:
   GNMA 7149
      7.75%, 5/15/2005                                 308                  314
   GNMA 18324
      8.00%, 7/15/2007                                  43M              45,022
   GNMA 91758
      10.00%, 11/15/2009                                 6M               6,110
   GNMA 495
      10.00%, 2/20/2016                                841                  936
                                                                   ------------
                                                                         52,382
                                                                   ------------
Total Government National
   Mortgage Association                                              26,784,354
                                                                   ------------
Total U.S. Government
   Agency Obligations
   (Cost $318,011,484)                                              320,129,361
                                                                   ------------
Corporate Short-Term Notes 1.5%
Prudential Funding
   (Cost $4,999,450)                                 5,000M        $  4,999,450
                                                                   ------------
Total Investments
   (Cost $323,010,934)**                                            325,128,811

Excess of Liabilities
   Over Other Assets (0.8%)                                          (2,697,495)
                                                                   ------------
Net Assets                                                         $322,431,316
                                                                   ============

* Cost for federal income tax purposes is $323,022,654. At November 30, 2004 unrealized appreciation for federal income tax purposes aggregated $2,106,157 of which $2,444,344 related to appreciated securities and $338,187 related to depreciated securities.

     The estimated average maturity for certain mortgage-backed securities is shorter than the final maturity shown due to either published or proprietary prepayment assumptions.

                                              See Notes to Financial Statements.

    Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury.

                    Sentinel U.S. Treasury Money Market Fund

The Sentinel U.S. Treasury Money Market Fund ended the 2004 fiscal year with net assets of $83.7 million, a 2% decrease from the previous fiscal year end. The Fund's maturity shortened to 12 days from 52 days, and its 7-day yield increased 73 basis points to 1.06%.

For the 12-month period ended November 30, 2004, short-term interest rates increased following the Federal Reserve Board's four rate hikes, which ultimately raised the federal funds rate to 2.00%. During the Federal Reserve's intervention, the prime and discount rates gained 100 basis points, bringing them to 5.00% and 3.00%, respectively. On average, 90-day certificates of deposit and commercial paper rose 124 basis points to 2.34%. The 90-day U.S. Treasury bill surged 130 basis points to 2.23%.

     The Sentinel U.S. Treasury Money Market Fund ended the 2004 fiscal year with net assets of $83.7 million, a 2% decrease from the previous fiscal year end. The Fund's maturity shortened to 12 days from 52 days, its Class A 7-day yield increased 73 basis points to 1.06% and its Class B 7-day yield to 0.55%.


/s/ Darlene A. Coppola
----------------------------------------
Darlene A. Coppola

Sentinel U.S. Treasury Money Market Fund

Investment in Securities
at November 30, 2004

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Obligations 95.2%
U.S. Treasury Bill
   1.545%, 12/02/04                                     9,000M       $ 8,999,614
U.S. Treasury Bill
   1.78%, 12/02/04                                        950M           949,953
U.S. Treasury Bill
   1.79%, 12/02/04                                      3,800M         3,799,811
U.S. Treasury Bill
   1.82%, 12/02/04                                     15,000M        14,999,242
U.S. Treasury Bill
   1.89%, 12/09/04                                      7,500M         7,496,850
U.S. Treasury Bill
   1.9%, 12/09/04                                       9,300M         9,296,073
U.S. Treasury Bill
   1.925%, 12/16/04                                    10,000M         9,991,979
U.S. Treasury Bill
   1.655%, 12/23/04                                     3,100M         3,096,865
U.S. Treasury Bill
   1.955%, 12/23/04                                     7,900M         7,890,562
U.S. Treasury Bill
   1.645%, 12/30/04                                    10,000M         9,986,748
U.S. Treasury Bill
   1.81%, 12/30/04                                      3,175M         3,170,371
                                                                     -----------
Total U.S. Treasury Obligations
   (Amortized Cost $79,678,068)                                       79,678,068
                                                                     -----------

                                                                        Value
                                                          Shares      (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Institutional
   Funds 5.0%
BlackRock Provident
   Institutional Funds
   Treasury Fund #60                                    3,685,000   $ 3,685,000
Federated Funds
   Treasury Obligations
   Fund Institutional
   Shares #68                                             475,000       475,000
                                                                    -----------
Total U.S. Treasury Institutional Funds
   (Amortized Cost $4,160,000)                                        4,160,000
                                                                    -----------
Total Investments
   (Amortized Cost $83,838,068)*                                     83,838,068

Excess of Liabilities
   Over Other Assets (0.2%)                                            (187,614)
                                                                    -----------
Net Assets                                                          $83,650,454
                                                                    ===========

*    Cost for federal income tax purposes is the same.

                                              See Notes to Financial Statements.

Statement of Assets and Liabilities
at November 30, 2004

                                Flex Cap         Small         Mid Cap       Core      International     Growth         Common
                               Opportunity      Company        Growth       Mid Cap        Equity         Index          Stock
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value          $ 33,051,765  $1,380,943,227  $176,749,286  $21,219,511   $124,536,647  $ 75,991,936  $1,110,661,879
Cash and cash equivalents               68         770,935         8,467      281,418        400,596        22,336              10
Receivable for
   securities sold                  82,955       2,052,630            --           --        177,594       151,659              --
Receivable for fund
   shares sold                         914       4,009,578       179,316       13,605        292,091       115,728         595,383
Receivable for interest                 --              --            --           --             --            --              --
Receivable for foreign
   interest                             --              --            --           --             --            --              --
Receivable for dividends            53,170         816,145        45,998        8,419        357,953       593,021       4,073,822
Receivable from fund
   administrator                        --              --            --           --             --        17,048              --
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
   Total Assets                 33,188,872   1,388,592,515   176,983,067   21,522,953    125,764,881    76,891,728   1,115,331,094
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable to custodian
   bank - line of credit            67,000              --            --           --             --            --         796,100
Payable for securities
   purchased                            --      10,015,435            --      105,277        361,432       128,621       1,623,398
Payable for fund shares
   repurchased                     101,291       3,366,483       158,881           --         79,397        27,144         638,696
Income dividend payable                 --              --            --           --             --            --              --
Accrued expenses                    28,052         232,827       116,815       15,774         58,407        25,033         491,048
Management fee payable              20,055         641,589        81,259       12,898         58,537        18,996         499,562
Distribution fee payable
   (Class A Shares)                  5,334         264,022        56,431        3,083         16,465         8,879         311,557
Distribution fee payable
   (Class B Shares)                 13,704         116,444        21,190        1,350          5,885         8,645          34,553
Distribution fee payable
   (Class C Shares)                  2,171         133,278         2,332        1,145          2,575         2,023           2,405
Distribution fee payable
   (Class D Shares)                     --              --            --           --             --            --              --
Fund service fee payable             9,810         163,679        30,420        2,519         18,250         9,751          97,238
Deferred Compensation                2,753          57,157        13,252          248          8,553         5,781          89,607
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
   Total Liabilities               250,170      14,990,914       480,580      142,294        609,501       234,873       4,584,164
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
Net Assets Applicable to
   All Outstanding Shares     $ 32,938,702  $1,373,601,601  $176,502,487  $21,380,659   $125,155,380  $ 76,656,855  $1,110,746,930
                              ============  ==============  ============  ===========   ============  ============  ==============

Net Asset Value and Maximum Offering Price per Share
   Class A Shares*
   Net Assets Applicable to
      Class A Shares /        $ 21,817,409  $1,063,846,718  $147,020,984  $18,026,980   $109,959,430  $ 61,944,991  $1,042,308,194
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
   Shares Outstanding            4,759,316     136,008,073     9,823,471      830,951      6,450,071     4,254,689      33,368,716
      Net Asset Value per
         Share                $       4.58  $         7.82  $      14.97  $     21.69   $      17.05  $      14.56  $        31.24
      Sales Charge**                  0.24            0.41          0.79         1.14           0.90          0.37            1.64
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
      Maximum Offering Price  $       4.82  $         8.23  $      15.76  $     22.83   $      17.95  $      14.93  $        32.88
                              ============  ==============  ============  ===========   ============  ============  ==============
      Class B Shares*
   Net Assets Applicable to
      Class B Shares /        $  8,466,015  $  144,579,891  $ 26,608,093  $ 1,827,300   $ 11,802,331  $ 12,327,234  $   61,909,097
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
   Shares Outstanding            1,943,598      20,759,322     1,921,484       84,869        708,537       875,096       2,012,737
      Net Asset Value per
         Share***             $       4.36  $         6.96  $      13.85  $     21.53   $      16.66  $      14.09  $        30.76
                              ============  ==============  ============  ===========   ============  ============  ==============
      Class C Shares*
   Net Assets Applicable to
      Class C Shares /        $  2,655,278  $  165,174,992  $  2,873,410  $ 1,526,379   $  3,393,619  $  2,384,630  $    6,529,639
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
   Shares Outstanding              606,100      21,810,630       204,032       70,847        202,942       177,769         212,797
      Net Asset Value per
         Share***             $       4.38  $         7.57  $      14.08  $     21.54   $      16.72  $      13.41  $        30.68
                              ============  ==============  ============  ===========   ============  ============  ==============
      Class D Shares*
   Net Assets Applicable to
      Class D Shares /                 N/A             N/A           N/A          N/A            N/A           N/A             N/A
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
Shares Outstanding                     N/A             N/A           N/A          N/A            N/A           N/A             N/A
   Net Asset Value per
      Share***                         N/A             N/A           N/A          N/A            N/A           N/A             N/A

----------------------------------------------------------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par
   value                      $     73,090  $    1,785,780  $    119,490  $     9,867   $     73,616  $     53,076  $      355,943
Paid-in capital                 72,912,252   1,035,122,384   203,556,882   20,074,423    103,191,460   111,619,626     706,704,379
Accumulated undistributed
   (distributions in excess
   of) net investment
   income                           (2,753)        (57,157)      (53,306)        (247)     1,043,943       813,463       2,860,824
Accumulated undistributed
   net realized gain (loss)
   on investments              (45,019,315)     86,743,808   (67,261,911)    (135,252)    (3,833,710)  (41,413,153)     97,493,006
Unrealized appreciation
   (depreciation) of
   investments and foreign
   exchange                      4,975,428     250,006,786    40,141,332    1,431,868     24,680,071     5,583,843     303,332,778
                              ------------  --------------  ------------  -----------   ------------  ------------  --------------
Net Assets                    $ 32,938,702  $1,373,601,601  $176,502,487  $21,380,659   $125,155,380  $ 76,656,855  $1,110,746,930
                              ============  ==============  ============  ===========   ============  ============  ==============
Investments at Cost           $ 28,076,337  $1,130,936,441  $136,607,954  $19,787,643   $ 99,871,548  $ 70,408,093  $  807,329,101
                              ============  ==============  ============  ===========   ============  ============  ==============

See Notes to Financial Statements.

                            Capital                                          Pennsylvania                   Short
                            Markets                               New York     Tax-Free    Government     Maturity        Money
  Balanced    High Yield     Income       Bond        Tax-Free    Tax-Free       Trust     Securities    Government       Market
----------------------------------------------------------------------------------------------------------------------------------

$290,190,168 $194,085,487  $75,240,356 $ 96,784,338  $57,770,215 $28,581,745  $26,960,691  $112,047,298  $325,128,811  $83,838,068
     540,905          889        1,147      192,885      619,114      73,547      124,291       713,607       820,980      205,933
  21,097,076           --    4,799,508   10,829,104           --          --           --    17,366,440     7,783,064           --

     141,662      354,065      201,049       60,564       10,657          --           --       187,756     1,303,461      344,477

     554,828    4,022,689      655,321      689,627    1,081,489     405,667      429,627       493,280     1,511,245        3,025
          --           --      258,200           --           --          --           --            --            --           --

     659,202           --       80,192           --           --          --           --            --            --           --

          --           --           --           --           --          --           --            --        48,498           --
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
 313,183,841  198,463,130   81,235,773  108,556,518   59,481,475  29,060,959   27,514,609   130,808,381   336,596,059   84,391,503
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
----------------------------------------------------------------------------------------------------------------------------------

          --           --           --           --           --          --           --            --            --           --

  23,381,577    2,802,419    5,514,266   18,410,523           --          --           --    25,852,408    13,389,952           --

     533,118      159,955       57,968       96,481       46,000          --           --        91,171       452,551      576,150

          --           --           --           --           --          --           --            --            --       83,787
     214,926       30,433       28,804       53,035       13,755       4,822        7,601        40,168        51,368       26,036
     135,807      115,041       36,826       37,104       24,656      11,986       12,450        42,840       132,269       28,273

      68,278       23,820       10,708       17,161       12,967       5,167        7,289        23,164        88,166           --

      19,883       13,773        9,993        7,254           --          --           --            --            --           --

       4,338       12,973        6,033           --           --          --           --            --            --           --

       6,465           --           --           --           --          --           --            --            --           --
      35,716       15,968        7,461        9,617        3,943       1,178        4,083        11,668        26,641       18,250
      21,921       10,340        2,343        8,427        6,126       2,476       30,766         8,491        23,796        8,553
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
  24,422,029    3,184,722    5,674,402   18,639,602      107,447      25,629       62,189    26,069,910    14,164,743      741,049
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------

$288,761,812 $195,278,408  $75,561,371 $ 89,916,916  $59,374,028 $29,035,330  $27,452,420  $104,738,471  $322,431,316  $83,650,454
============ ============  =========== ============  =========== ===========  ===========  ============  ============  ===========
----------------------------------------------------------------------------------------------------------------------------------


$231,599,290 $149,885,984  $52,950,633 $ 73,190,856  $59,374,028 $29,035,330  $27,452,420  $104,738,471  $322,431,316  $79,107,305
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
  13,762,277   17,945,742    4,481,362   11,781,853    4,472,370   2,349,723    2,095,146    10,047,498    34,423,395   79,107,305

$      16.83 $       8.35  $     11.82 $       6.21  $     13.28 $     12.36  $     13.10  $      10.42  $       9.37  $      1.00
        0.89         0.35         0.62         0.26         0.55        0.52         0.55          0.43          0.09           --
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
$      17.72 $       8.70  $     12.44 $       6.47  $     13.83 $     12.88  $     13.65  $      10.85  $       9.46  $      1.00
============ ============  =========== ============  =========== ===========  ===========  ============  ============  ===========


$ 30,779,999 $ 31,471,471  $13,496,528 $ 16,726,060          N/A         N/A          N/A           N/A           N/A  $ 4,543,149
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
   1,822,052    3,778,613    1,144,061    2,684,992          N/A         N/A          N/A           N/A           N/A    4,543,149

$      16.89 $       8.33  $     11.80 $       6.23          N/A         N/A          N/A           N/A           N/A  $      1.00
============ ============  =========== ============  =========== ===========  ===========  ============  ============  ===========


$  5,693,757 $ 13,920,953  $ 9,114,210          N/A          N/A         N/A          N/A           N/A           N/A          N/A
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
     338,056    1,653,067      772,159          N/A          N/A         N/A          N/A           N/A           N/A          N/A

$      16.84 $       8.42  $     11.80          N/A          N/A         N/A          N/A           N/A           N/A          N/A
============ ============  =========== ============  =========== ===========  ===========  ============  ============  ===========


$ 20,688,766          N/A          N/A          N/A          N/A         N/A          N/A           N/A           N/A          N/A
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
   1,231,835          N/A          N/A          N/A          N/A         N/A          N/A           N/A           N/A          N/A

$      16.80          N/A          N/A          N/A          N/A         N/A          N/A           N/A           N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------


$    171,542 $    233,774  $    63,976 $    144,668  $    44,724 $    23,497  $        --+ $    100,475  $    344,234  $   836,505
 230,156,372  204,862,961   69,451,053   95,260,627   55,462,157  27,868,960   25,744,454   107,524,928   338,356,787   82,813,949



     886,527       54,729      225,254       29,375        4,489      (2,275)      (1,464)        4,850        17,356           --


  13,563,362  (20,309,159)   1,436,279   (7,011,461)   1,066,526     (43,310)     143,779    (2,599,957)  (18,404,938)          --



  43,984,009   10,436,103    4,384,809    1,493,707    2,796,132   1,188,458    1,565,651      (291,825)    2,117,877           --
------------ ------------  ----------- ------------  ----------- -----------  -----------  ------------  ------------  -----------
$288,761,812 $195,278,408  $75,561,371 $ 89,916,916  $59,374,028 $29,035,330  $27,452,420  $104,738,471  $322,431,316  $83,650,454
============ ============  =========== ============  =========== ===========  ===========  ============  ============  ===========
$246,206,159 $183,649,384  $70,872,347 $ 95,290,631  $54,974,083 $27,393,287  $25,395,040  $112,339,123  $323,010,934  $83,838,068
============ ============  =========== ============  =========== ===========  ===========  ============  ============  ===========

                   See Page 68 for notes to Statement of Assets and Liabilities.

Notes to Statement of Assets and Liabilities.

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Flex Cap Opportunity Fund, Small Company Fund, Mid Cap Growth Fund, Core Mid Cap Fund, International Equity Fund, Common Stock Fund, Balanced Fund and Capital Markets Income Fund, the maximum offering price is 1000/950 times the net asset value per share.

     For the Growth Index Fund, the maximum offering price is 1000/975 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Tax-Free Income Fund, New York Tax-Free Income Fund, Pennsylvania Tax-Free Trust and Government Securities Fund the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price is equal to the net asset value per share.

***  The maximum offering price is equal to the net asset value.

+    No par value shares of beneficial interest; authorized - unlimited shares.

     N/A - Not available for sale.

                      This page left blank intentionally.

Statement of Operations
For the Year Ended November 30, 2004

                                        Flex Cap       Small       Mid Cap       Core     International     Growth       Common
                                      Opportunity     Company       Growth     Mid Cap*       Equity        Index         Stock
                                      -----------  ------------  -----------  ----------  -------------  -----------  ------------
Investment Income
Income:
Dividends                             $  232,782   $  7,744,676  $   554,642  $  107,792  $ 2,972,746**  $ 1,504,873  $ 19,355,089
Interest                                     563      1,663,288        3,262      11,773       27,137              5       479,186
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
   Total Income                       $  233,345   $  9,407,964  $   557,904  $  119,565  $ 2,999,883    $ 1,504,878  $ 19,834,275
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
Expenses:
Management advisory fee                  250,914      6,738,080      964,789      68,077      651,665        223,961     6,044,796
Transfer agent fees                      177,736      2,172,374      481,554      26,868      281,958        160,940     1,443,437
Custodian fees                            12,489        129,843       23,882      12,668      116,670         49,157       109,419
Distribution expense
   (Class A Shares)                       64,324      2,733,138      413,552      13,432      296,360         94,096     3,072,969
Distribution expense
   (Class B Shares)                       87,169      1,249,380      272,396       6,034      115,877         95,175       687,517
Distribution expense
   (Class C Shares)                       27,562      1,342,800       24,013       5,142       27,753         20,291        62,158
Distribution expense
   (Class D Shares)                           --             --           --          --           --             --            --
Accounting and administration
   services                                9,282        330,651       47,295       2,458       28,444         21,030       310,287
Auditing fees                              6,500         89,000       14,250       4,550       14,000          8,050        75,000
Legal fees                                 2,050         57,000        9,850         850        7,500          3,350        65,100
Reports and notices to shareholders       15,250        202,000       45,250       2,100       22,250         12,000       127,700
Registration and filing fees              30,507         69,642       34,252          35       38,591         31,668        43,130
Director's and Chief Compliance
   Officer fees and expenses               3,806        123,067       18,473       1,363       12,943          7,965       116,986
Other                                      9,409         99,992       21,645       2,030       37,884         19,624       108,081
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
   Total Expenses                        696,998     15,336,967    2,371,201     145,607    1,651,895        747,307    12,266,580
   Expense Reimbursement                      --             --           --          --           --       (118,182)           --
   Expense Offset                         (1,739)       (25,843)      (8,082)     (1,568)     (10,370)        (1,657)      (15,739)
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
   Net Expenses                          695,259     15,311,124    2,363,119     144,039    1,641,525        627,468    12,250,841
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
Net Investment Income(Loss)             (461,914)    (5,903,160)  (1,805,215)    (24,474)   1,358,358        877,410     7,583,434
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments                            2,301,511     93,059,510   16,743,869    (135,252)   2,600,846     (2,267,988)   99,235,434
Foreign currency transactions                 --             --           --          --      (70,699)            --            --
Fund Management Market Timing
   Restitution                                --             --           --          --      645,631             --            --
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
   Net realized gain (loss)            2,301,511     93,059,510   16,743,869    (135,252)   3,175,778     (2,267,988)   99,235,434
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
Net change in unrealized
   appreciation (depreciation)
   during the period:
Investments                             (168,316)    97,965,670      469,973   1,431,868   20,221,212      5,510,227    27,550,074
Foreign currency transactions                 --             --           --          --       (2,708)            --            --
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
Net change in unrealized
   appreciation (depreciation)          (168,316)    97,965,670      469,973   1,431,868   20,218,504      5,510,227    27,550,074
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
Net Realized and Unrealized Gain
   (Loss) on Investments               2,133,195    191,025,180   17,213,842   1,296,616   23,394,282      3,242,239   126,785,508
                                      ----------   ------------  -----------  ----------  -----------    -----------  ------------
Net Increase (Decrease) in Net
   Assets from Operations             $1,671,281   $185,122,020  $15,408,627  $1,272,142  $24,752,640    $ 4,119,649  $134,368,942
                                      ==========   ============  ===========  ==========  ===========    ===========  ============

* For the period from March 25, 2004 (commencement of operations) through November 30, 2004.

** Net of foreign tax withholding of $369,468 in the Sentinel International Equity Fund and $14,922 in the Sentinel Capital Markets Income Fund.

See Notes to Financial Statements.

                            Capital                                          Pennsylvania                 Short
                            Markets                               New York     Tax-Free    Government    Maturity     Money
  Balanced    High Yield    Income         Bond       Tax-Free    Tax-Free       Trust     Securities     Gov't      Market
-----------  -----------  ----------   -----------  -----------  ----------  ------------  ----------  -----------  --------


$ 3,079,393  $    68,641  $  491,370** $        --  $    13,432  $    6,105   $    5,905   $       --  $        --  $ 54,775
  5,108,512   14,056,461   2,633,247     4,838,953    2,686,445   1,347,066    1,222,342    4,882,046   13,363,021   942,802
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------
$ 8,187,905  $14,125,102  $3,124,617   $ 4,838,953  $ 2,699,877  $1,353,171   $1,228,247   $4,882,046  $13,363,021  $997,577
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------

  1,629,461    1,284,666     398,334       461,577      323,279     151,478      157,007      511,608    1,678,401   351,524
    569,437      260,510     113,877       161,917       69,777      22,141       55,051      174,012      393,825   224,877
     41,716       30,746      37,907        14,583        7,012       3,747        3,368       17,266       62,620    15,338

    681,042      250,695     114,704       148,034      129,907      60,874       57,095      205,547    1,180,153        --

    326,939      372,785     104,978       187,092           --          --           --           --           --        --

     54,862      137,887      61,982            --           --          --           --           --           --        --

     73,227           --          --            --           --          --           --           --           --        --

     79,797       49,021      24,207        26,119       18,360       8,589       12,000       28,963       94,803    24,800
     30,500       15,000       8,950         6,250        9,500       4,500        4,500        6,500       20,000     8,400
     30,200        8,750       4,000         3,750        4,500       1,350        6,000        5,000       16,000     4,150
     49,700       20,300      10,000        10,500        6,500         700        4,000       12,000       35,000    16,800
     42,954       34,122      29,958        24,707       14,793       4,530        4,092       19,505       29,646    26,431

     31,464       18,044       6,792        10,535        7,142       3,161       39,683       10,635       35,282     9,638
     53,608       45,392      11,481        19,434       15,521      16,911       10,796       17,460       69,140    14,259
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------
  3,694,907    2,527,918     927,170     1,074,498      606,291     277,981      353,592    1,008,496    3,614,870   696,217
         --           --          --            --           --     (13,159)          --           --     (544,899)  (21,293)
    (14,966)      (2,961)       (907)       (8,583)      (2,512)     (2,297)      (3,068)     (10,266)     (14,870)   (1,038)
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------
  3,679,941    2,524,957     926,263     1,065,915      603,779     262,525      350,524      998,230    3,055,101   673,886
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------
  4,507,964   11,600,145   2,198,354     3,773,038    2,096,098   1,090,646      877,723    3,883,816   10,307,920   323,691
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------
----------------------------------------------------------------------------------------------------------------------------


 14,645,134    4,408,256   1,832,056     1,298,613    1,066,554     101,808      305,288    1,548,441     (615,978)       --
         --           --      38,572            --           --          --           --           --           --        --

         --        3,946          --        10,098           --          --           --           --           --        --
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------
 14,645,134    4,412,202   1,870,628     1,308,711    1,066,554     101,808      305,288    1,548,441     (615,978)       --
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------



  7,059,403   (1,206,644)  1,436,551    (1,108,816)  (2,124,301)   (656,592)    (762,583)    (599,242)    (820,913)       --
         --           --     258,474            --           --          --           --           --           --        --
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------

  7,059,403   (1,206,644)  1,695,025    (1,108,816)  (2,124,301)   (656,592)    (762,583)    (599,242)    (820,913)       --
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------

 21,704,537    3,205,558   3,565,653       199,895   (1,057,747)   (554,784)    (457,295)     949,199   (1,436,891)       --
-----------  -----------  ----------   -----------  -----------  ----------   ----------   ----------  -----------  --------

$26,212,501  $14,805,703  $5,764,007   $ 3,972,933  $ 1,038,351  $  535,862   $  420,428   $4,833,015  $ 8,871,029  $323,691
===========  ===========  ==========   ===========  ===========  ==========   ==========   ==========  ===========  ========

Statement of Changes on Net Assets

                                                     Flex Cap                       Small                         Mid Cap
                                                   Opportunity                     Company                         Growth
                                            -------------------------   -----------------------------   ---------------------------
                                             Year Ended    Year Ended     Year Ended      Year Ended     Year Ended     Year Ended
                                              11/30/04      11/30/03       11/30/04        11/30/03       11/30/04       11/30/03
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                $  (461,914)  $  (506,692)  $   (5,903,160)  $ (2,753,406)  $ (1,805,215)  $ (1,656,350)
Net realized gain (loss) on sales
   of investments                             2,301,511     2,250,428       93,059,510     28,375,713     16,743,869      9,767,525
Net change in unrealized appreciation
   (depreciation)                              (168,316)    3,839,901       97,965,670    141,068,843        469,973     31,454,920
                                            -----------   -----------   --------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   from operations                            1,671,281     5,583,637      185,122,020    166,691,150     15,408,627     39,566,095
                                            -----------   -----------   --------------   ------------   ------------   ------------
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                    --            --               --             --             --             --
   Class B Shares                                    --            --               --             --             --             --
   Class C Shares                                    --            --               --             --             --             --
   Class D Shares                                    --            --               --             --             --             --
From net realized gain on investments
   Class A Shares                                    --            --       (9,282,170)            --             --             --
   Class B Shares                                    --            --       (1,524,991)            --             --             --
   Class C Shares                                    --            --       (1,276,732)            --             --             --
   Class D Shares                                    --            --               --             --             --             --
                                            -----------   -----------   --------------   ------------   ------------   ------------
Total distributions to shareholders                  --            --      (12,083,893)            --             --             --
                                            -----------   -----------   --------------   ------------   ------------   ------------
-----------------------------------------------------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                             4,339,545     7,272,868      560,791,575    337,117,726     22,372,782     26,029,882
   Class B Shares                             1,510,673     1,976,819       40,802,825     37,624,704      4,363,953      3,897,702
   Class C Shares                               275,943       331,067       82,907,528     55,084,280      1,112,147      3,000,094
   Class D Shares                                    --            --               --             --             --             --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                    --            --        8,399,887             --             --             --
   Class B Shares                                    --            --        1,468,480             --             --             --
   Class C Shares                                    --            --        1,206,305             --             --             --
   Class D Shares                                    --            --               --             --             --             --
                                            -----------   -----------   --------------   ------------   ------------   ------------
                                              6,126,161     9,580,754      695,576,600    429,826,710     27,848,882     32,927,678
                                            -----------   -----------   --------------   ------------   ------------   ------------
Less: Payments for shares reacquired
   Class A Shares                            (4,954,860)   (6,579,387)    (331,006,998)   (88,985,537)   (25,429,375)   (30,584,233)
   Class B Shares                            (2,512,679)   (2,177,975)     (17,849,860)   (14,515,785)    (8,512,319)    (6,292,629)
   Class C Shares                              (641,837)     (461,327)     (28,781,751)    (4,646,290)      (397,513)    (3,189,843)
   Class D Shares                                    --            --               --             --             --             --
                                            -----------   -----------   --------------   ------------   ------------   ------------
Increase (decrease) in net assets from
   capital stock transactions                (1,983,215)      362,065      317,937,991    321,679,098     (6,490,325)    (7,139,027)
                                            -----------   -----------   --------------   ------------   ------------   ------------
Total Increase (Decrease) in
   Net Assets for period                       (311,934)    5,945,702      490,976,118    488,370,248      8,918,302     32,427,068
Net Assets: Beginning of period              33,250,636    27,304,934      882,625,483    394,255,235    167,584,185    135,157,117
                                            -----------   -----------   --------------   ------------   ------------   ------------
Net Assets: End of period                   $32,938,702   $33,250,636   $1,373,601,601   $882,625,483   $176,502,487   $167,584,185
                                            ===========   ===========   ==============   ============   ============   ============
Undistributed (Distributions in Excess
   of) Net Investment Income at End of
   Period                                   $    (2,753)  $    (1,697)  $      (57,157)  $    (23,404)  $    (53,306)  $    (51,229)
                                            ===========   ===========   ==============   ============   ============   ============

(A)  Commencement of operations.

See Notes to Financial Statements.


Core Mid Cap
------------          International                    Growth                         Common
 Period from              Equity                       Index                          Stock
 3/25/04 (A)   ---------------------------   -------------------------   -------------------------------
   through      Year Ended     Year Ended     Year Ended    Year Ended     Year Ended       Year Ended
  11/30/04       11/30/04       11/30/03       11/30/04      11/30/03       11/30/04         11/30/03
--------------------------------------------------------------------------------------------------------

$   (24,474)   $  1,358,358   $  1,027,615   $   877,410   $   352,568   $    7,583,434   $    5,235,064

   (135,252)      3,175,778     (4,122,570)   (2,267,988)   (6,552,852)      99,235,434       75,958,793

  1,431,868      20,218,504     19,270,119     5,510,227    13,136,003       27,550,074       68,508,711
-----------    ------------   ------------   -----------   -----------   --------------   --------------

  1,272,142      24,752,640     16,175,164     4,119,649     6,935,719      134,368,942      149,702,568
-----------    ------------   ------------   -----------   -----------   --------------   --------------
--------------------------------------------------------------------------------------------------------


         --        (870,004)    (1,212,416)     (365,810)     (219,899)      (4,957,383)      (6,378,741)
         --              --        (30,244)           --            --               --          (25,702)
         --              --             --            --            --               --           (1,110)
         --              --             --            --            --               --               --

         --              --       (475,793)           --            --      (70,124,945)              --
         --              --        (80,114)           --            --       (5,136,543)              --
         --              --         (8,598)           --            --         (415,373)              --
         --              --             --            --            --               --               --
-----------    ------------   ------------   -----------   -----------   --------------   --------------
         --        (870,004)    (1,807,165)     (365,810)     (219,899)     (80,634,244)      (6,405,553)
-----------    ------------   ------------   -----------   -----------   --------------   --------------
--------------------------------------------------------------------------------------------------------


 17,411,809      25,084,453     49,478,323    12,104,348    11,928,030       72,162,792       65,434,478
  1,825,907       3,122,602      1,844,329     1,467,231     1,719,575        8,215,032       10,093,679
  1,461,055       2,621,632        635,210     1,543,868       546,273        1,763,527        1,395,941
         --              --             --            --            --               --               --


         --         765,767      1,442,168       224,057       127,275       63,153,357        4,923,471
         --              --        107,231            --            --        5,027,527           24,258
         --              --          8,598            --            --          406,301            1,017
         --              --             --            --            --               --               --
-----------    ------------   ------------   -----------   -----------   --------------   --------------
 20,698,771      31,594,454     53,515,859    15,339,504    14,321,153      150,728,536       81,872,844
-----------    ------------   ------------   -----------   -----------   --------------   --------------

   (488,918)    (23,761,430)   (52,403,776)   (9,585,890)   (9,004,055)    (123,501,067)    (112,523,105)
    (87,725)     (4,954,762)    (5,026,588)   (2,723,971)   (1,883,832)     (26,289,714)     (28,368,718)
    (13,611)     (1,628,912)      (419,228)     (460,244)     (200,656)      (1,698,756)      (1,359,741)
         --              --             --            --            --               --               --
-----------    ------------   ------------   -----------   -----------   --------------   --------------

 20,108,517       1,249,350     (4,333,733)    2,569,399     3,232,610         (761,001)     (60,378,720)
-----------    ------------   ------------   -----------   -----------   --------------   --------------

 21,380,659      25,131,986     10,034,266     6,323,238     9,948,430       52,973,697       82,918,295
         --     100,023,394     89,989,128    70,333,617    60,385,187    1,057,773,233      974,854,938
-----------    ------------   ------------   -----------   -----------   --------------   --------------
$21,380,659    $125,155,380   $100,023,394   $76,656,855   $70,333,617   $1,110,746,930   $1,057,773,233
===========    ============   ============   ===========   ===========   ==============   ==============


$      (247)   $  1,043,943   $    626,288   $   813,463   $   301,863   $    2,860,824   $      234,773
===========    ============   ============   ===========   ===========   ==============   ==============

Statement of Changes on Net Assets

                                                              Balanced                      High Yield
                                                    ----------------------------   ---------------------------
                                                     Year Ended      Year Ended     Year Ended     Year Ended
                                                      11/30/04        11/30/03       11/30/04       11/30/03
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                        $  4,507,964   $   3,245,131   $ 11,600,145   $  9,696,140
Net realized gain (loss) on sales
   of investments                                     14,645,134       9,676,357      4,412,202        478,014
Net change in unrealized appreciation
   (depreciation)                                      7,059,403      20,015,392     (1,206,644)    11,869,427
                                                    ------------   -------------   ------------   ------------
Net increase (decrease) in net assets
   from operations                                    26,212,501      32,936,880     14,805,703     22,043,581
                                                    ------------   -------------   ------------   ------------
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                     (3,906,490)     (3,325,024)    (8,668,107)    (5,706,022)
   Class B Shares                                       (283,613)       (302,846)    (2,267,692)    (3,279,677)
   Class C Shares                                        (47,180)        (26,695)      (799,591)      (686,282)
   Class D Shares                                       (202,719)        (31,736)            --             --
From net realized gain on investments
   Class A Shares                                     (4,899,426)             --             --             --
   Class B Shares                                       (756,301)             --             --             --
   Class C Shares                                       (111,123)             --             --             --
   Class D Shares                                       (204,313)             --             --             --
                                                    ------------   -------------   ------------   ------------
Total distributions to shareholders                  (10,411,165)     (3,686,301)   (11,735,390)    (9,671,981)
                                                    ============   =============   ============   ============
--------------------------------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                     34,474,998      38,485,482     77,156,616     91,098,156
   Class B Shares                                      5,337,684       5,749,983      5,813,291     15,374,325
   Class C Shares                                      2,074,025       1,017,950      4,107,622     10,695,508
   Class D Shares                                     12,057,202       2,526,816             --             --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                      8,100,159       2,870,495      4,512,539      3,124,087
   Class B Shares                                      1,006,565         280,013      1,245,303      1,642,943
   Class C Shares                                        150,697          22,440        552,308        497,447
   Class D Shares                                        313,586          31,732             --             --
                                                    ------------   -------------   ------------   ------------
                                                      63,514,916      50,984,911     93,387,679    122,432,466
                                                    ------------   -------------   ------------   ------------
Less: Payments for shares reacquired
   Class A Shares                                    (38,440,272)    (39,011,357)   (44,464,873)   (31,331,071)
   Class B Shares                                    (11,060,416)    (12,913,608)   (21,229,065)   (23,589,765)
   Class C Shares                                     (1,635,556)     (1,113,196)    (4,120,779)    (3,188,622)
   Class D Shares                                     (1,365,563)     (1,230,781)            --             --
                                                    ------------   -------------   ------------   ------------
Increase (decrease) in net assets from
   capital stock transactions                         11,013,109      (3,284,031)    23,572,962     64,323,008
                                                    ------------   -------------   ------------   ------------
Total Increase (Decrease) in
   Net Assets for period                              26,814,445      25,966,548     26,643,275     76,694,608
Net Assets: Beginning of period                      261,947,367     235,980,819    168,635,133     91,940,525
                                                    ------------   -------------   ------------   ------------
Net Assets: End of period                           $288,761,812   $ 261,947,367   $195,278,408   $168,635,133
                                                    ============   =============   ============   ============
Undistributed (Distributions in Excess of)
   Net Investment Income at End of Period           $    886,527   $     259,584   $     54,729   $    185,528
                                                    ============   =============   ============   ============

                                                       Capital Markets Income
                                                    ---------------------------
                                                                    Period from
                                                                   03/10/03 (A)
                                                     Year Ended       through
                                                      11/30/04       11/30/03
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                        $  2,198,354   $   892,037
Net realized gain (loss) on sales
   of investments                                      1,870,628       281,830
Net change in unrealized appreciation
   (depreciation)                                      1,695,025     2,689,784
                                                    ------------   -----------
Net increase (decrease) in net assets
   from operations                                     5,764,007     3,863,651
                                                    ------------   -----------
-------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                     (1,967,332)     (692,464)
   Class B Shares                                       (399,179)     (123,178)
   Class C Shares                                       (280,310)      (96,822)
   Class D Shares                                             --            --
From net realized gain on investments
   Class A Shares                                        (15,758)           --
   Class B Shares                                         (3,864)           --
   Class C Shares                                         (2,409)           --
   Class D Shares                                             --            --
                                                    ------------   -----------
Total distributions to shareholders                   (2,668,852)     (912,464)
                                                    ============   ===========
-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                     21,426,026    38,263,334
   Class B Shares                                      5,505,330     8,679,088
   Class C Shares                                      4,069,268     5,842,867
   Class D Shares                                             --            --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                      1,275,335       372,394
   Class B Shares                                        302,334        80,902
   Class C Shares                                        172,380        45,929
   Class D Shares                                             --            --
                                                    ------------   -----------
                                                      32,750,673    53,284,514
                                                    ------------   -----------
Less: Payments for shares reacquired
   Class A Shares                                    (10,065,422)   (2,667,870)
   Class B Shares                                     (1,646,134)     (410,789)
   Class C Shares                                     (1,273,807)     (456,136)
   Class D Shares                                             --            --
                                                    ------------   -----------
Increase (decrease) in net assets from
   capital stock transactions                         19,765,310    49,749,719
                                                    ------------   -----------
Total Increase (Decrease) in
   Net Assets for period                              22,860,465    52,700,906
Net Assets: Beginning of period                       52,700,906            --
                                                    ------------   -----------
Net Assets: End of period                           $ 75,561,371   $52,700,906
                                                    ============   ===========
Undistributed (Distributions in Excess of)
   Net Investment Income at End of Period           $    225,254   $   242,216
                                                    ============   ===========

(A) Commencement of operations.

See Notes to Financial Statements.

                                                                                               Pennsylvania
                                                                     New York                    Tax Free
            Bond                        Tax-Free                     Tax-Free                     Trust
---------------------------   ---------------------------   -------------------------   -------------------------
 Year Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
  11/30/04       11/30/03       11/30/04       11/30/03       11/30/04      11/30/03      11/30/04      11/30/03
-----------------------------------------------------------------------------------------------------------------
$  3,773,038   $  3,996,493   $  2,096,098   $  2,810,611   $ 1,090,646   $ 1,188,745   $   877,723   $ 1,073,488
   1,308,711      1,924,260      1,066,554        201,145       101,808        18,480       305,288       118,991
  (1,108,816)       932,872     (2,124,301)       351,559      (656,592)      619,064      (762,583)      471,150
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
   3,972,933      6,853,625      1,038,351      3,363,315       535,862     1,826,289       420,428     1,663,629
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
-----------------------------------------------------------------------------------------------------------------


  (3,424,893)    (3,517,249)    (2,092,232)    (2,812,181)   (1,093,499)   (1,187,561)     (875,643)   (1,078,242)
    (696,397)      (895,327)            --             --            --            --            --            --
          --             --             --             --            --            --            --            --
          --             --             --             --            --            --            --            --

          --             --       (183,070)            --            --            --            --            --
          --             --             --             --            --            --            --            --
          --             --             --             --            --            --            --            --
          --             --             --             --            --            --            --            --
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
  (4,121,290)    (4,412,576)    (2,275,302)    (2,812,181)   (1,093,499)   (1,187,561)     (875,643)   (1,078,242)
============   ============   ============   ============   ===========   ===========   ===========   ===========
-----------------------------------------------------------------------------------------------------------------


  12,074,838     17,062,892      5,573,217     13,882,819     2,283,760     9,193,070       652,294     1,897,925
   2,143,556      5,783,044             --             --            --            --            --            --
          --             --             --             --            --            --            --            --
          --             --             --             --            --            --            --            --

   2,263,321      2,266,040      1,540,334      1,865,446       678,095       719,275       562,713       729,552
     571,305        705,490             --             --            --            --            --            --
          --             --             --             --            --            --            --            --
          --             --             --             --            --            --            --            --
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
  17,053,020     25,817,466      7,113,551     15,748,265     2,961,855     9,912,345     1,215,007     2,627,477
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------


 (14,895,020)   (23,076,791)   (15,882,879)   (19,417,060)   (5,846,547)   (4,632,958)   (2,727,525)   (5,204,177)
  (7,968,031)   (10,239,314)            --             --            --            --            --            --
          --             --             --             --            --            --            --            --
          --             --             --             --            --            --            --            --
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
  (5,810,031)    (7,498,639)    (8,769,328)    (3,668,795)   (2,884,692)    5,279,387    (1,512,518)   (2,576,700)
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
  (5,958,388)    (5,057,590)   (10,006,279)    (3,117,661)   (3,442,329)    5,918,115    (1,967,733)   (1,991,313)
  95,875,304    100,932,894     69,380,307     72,497,968    32,477,659    26,559,544    29,420,153    31,411,466
------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
$ 89,916,916   $ 95,875,304   $ 59,374,028   $ 69,380,307   $29,035,330   $32,477,659   $27,452,420   $29,420,153
============   ============   ============   ============   ===========   ===========   ===========   ===========
$     29,375   $     51,061   $      4,489   $        623   $    (2,275)  $       578   $    (1,464)  $    (3,544)
============   ============   ============   ============   ===========   ===========   ===========   ===========

                                                                                Short
                                                Government                     Maturity                        Money
                                                Securities                    Government                      Market
                                        --------------------------  ----------------------------  -----------------------------
                                         Year Ended    Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                          11/30/04      11/30/03       11/30/04       11/30/03       11/30/04        11/30/03
-------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)            $  3,883,816  $  4,138,638  $  10,307,920  $   7,999,920  $     323,691  $     300,728
Net realized gain (loss) on sales
   of investments                          1,548,441     1,077,852       (615,978)    (2,220,551)            --             --
Net change in unrealized appreciation
   (depreciation)                           (599,242)     (255,371)      (820,913)      (508,268)            --             --
                                        ------------  ------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
   from operations                         4,833,015     4,961,119      8,871,029      5,271,101        323,691        300,728
                                        ------------  ------------  -------------  -------------  -------------  -------------
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                         (4,426,198)   (4,927,859)   (14,797,725)   (15,256,842)      (315,969)      (280,796)
   Class B Shares                                 --            --             --             --         (7,722)       (19,932)
   Class C Shares                                 --            --             --             --             --             --
   Class D Shares                                 --            --             --             --             --             --
From net realized gain on investments
   Class A Shares                                 --            --             --             --             --             --
   Class B Shares                                 --            --             --             --             --             --
   Class C Shares                                 --            --             --             --             --             --
   Class D Shares                                 --            --             --             --             --             --
                                        ------------  ------------  -------------  -------------  -------------  -------------
Total distributions to shareholders       (4,426,198)   (4,927,859)   (14,797,725)   (15,256,842)      (323,691)      (300,728)
                                        ------------  ------------  -------------  -------------  -------------  -------------
-------------------------------------------------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                         26,616,297    50,210,854    124,206,830    292,172,808    129,296,356    151,533,220
   Class B Shares                                 --            --             --             --      3,376,417      7,428,868
   Class C Shares                                 --            --             --             --             --             --
   Class D Shares                                 --            --             --             --             --             --
Net asset value of shares in
   reinvestment of dividends and
   distributions
   Class A Shares                          3,736,506     4,151,661     12,284,295     12,778,536        302,107        270,112
   Class B Shares                                 --            --             --             --          7,049         19,095
   Class C Shares                                 --            --             --             --             --             --
   Class D Shares                                 --            --             --             --             --             --
                                        ------------  ------------  -------------  -------------  -------------  -------------
                                          30,352,803    54,362,515    136,491,125    304,951,344    132,981,929    159,251,295
                                        ------------  ------------  -------------  -------------  -------------  -------------
Less: Payments for shares reacquired
   Class A Shares                        (28,734,235)  (58,803,918)  (175,674,245)  (185,114,323)  (130,001,810)  (169,428,497)
   Class B Shares                                 --            --             --             --     (4,786,617)   (11,449,508)
   Class C Shares                                 --            --             --             --             --             --
   Class D Shares                                 --            --             --             --             --             --
Increase (decrease) in net assets from
   capital stock transactions              1,618,568    (4,441,403)   (39,183,120)   119,837,021     (1,806,498)   (21,626,710)
                                        ------------  ------------  -------------  -------------  -------------  -------------
Total Increase (Decrease) in
   Net Assets for period                   2,025,385    (4,408,143)   (45,109,816)   109,851,280     (1,806,498)   (21,626,710)
Net Assets: Beginning of period          102,713,086   107,121,229    367,541,132    257,689,852     85,456,952    107,083,662
                                        ------------  ------------  -------------  -------------  -------------  -------------
Net Assets: End of period               $104,738,471  $102,713,086  $ 322,431,316  $ 367,541,132  $  83,650,454  $  85,456,952
                                        ============  ============  =============  =============  =============  =============
Undistributed (Distributions in
   Excess of)
   Net Investment Income at End
      of Period                         $      4,850  $    (12,009) $      17,356  $      37,953  $          --  $          --
                                        ============  ============  =============  =============  =============  =============

See Notes to Financial Statements.

                       This page left blank intentionally.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Income From Investment Operations
                                           ----------------------------------------
                                                          Net gains or
                                                           losses on
                Fiscal         Net asset       Net        securities
                 year            value,    investment   (both realized   Total from
Fund/           (period        beginning     income           and        investment
Share Class     ended)         of period     (loss)       unrealized)    operations
-----------------------------------------------------------------------------------
Flex Cap       02/25/00-
Opportunity    11/30/00/(A)/    $10.00       $(0.02)        $(3.90)        $(3.92)
A              11/30/01           6.08        (0.04)         (1.11)         (1.15)
               11/30/02           4.93        (0.06)         (1.35)         (1.41)
               11/30/03           3.52        (0.05)          0.86           0.81
               11/30/04           4.33        (0.05)          0.30           0.25
-----------------------------------------------------------------------------------
Flex Cap       02/25/00-
Opportunity    11/30/00/(A)/    $10.00       $(0.08)        $(3.89)        $(3.97)
B              11/30/01           6.03        (0.09)         (1.09)         (1.18)
               11/30/02           4.85        (0.10)         (1.33)         (1.43)
               11/30/03           3.42        (0.10)          0.84           0.74
               11/30/04           4.16        (0.08)          0.28           0.20
-----------------------------------------------------------------------------------
Flex Cap       02/25/00-
Opportunity    11/30/00/(A)/    $10.00       $(0.08)        $(3.88)        $(3.96)
C              11/30/01           6.04        (0.09)         (1.10)         (1.19)
               11/30/02           4.85        (0.09)         (1.32)         (1.41)
               11/30/03           3.44        (0.09)          0.83           0.74
               11/30/04           4.18        (0.08)          0.28           0.20
-----------------------------------------------------------------------------------
Small          11/30/00         $ 5.74       $   --         $ 2.00         $ 2.00
Company        11/30/01           7.02           --           0.33           0.33
A              11/30/02           5.61        (0.02)         (0.37)         (0.39)
               11/30/03           5.17        (0.02)          1.59           1.57
               11/30/04           6.74        (0.02)          1.19           1.17
-----------------------------------------------------------------------------------
Small          11/30/00         $ 5.51       $(0.06)        $ 1.91         $ 1.85
Company        11/30/01           6.64        (0.05)          0.30           0.25
B              11/30/02           5.15        (0.06)         (0.35)         (0.41)
               11/30/03           4.69        (0.07)          1.44           1.37
               11/30/04           6.06        (0.08)          1.07           0.99
-----------------------------------------------------------------------------------
Small          07/09/01-
Company        11/30/01/(B)/    $ 5.43       $(0.03)        $ 0.18         $ 0.15
C              11/30/02           5.58        (0.07)         (0.37)         (0.44)
               11/30/03           5.09        (0.06)          1.55           1.49
               11/30/04           6.58        (0.08)          1.16           1.08
-----------------------------------------------------------------------------------
Mid Cap        11/30/00         $17.80       $(0.19)        $ 2.54         $ 2.35
Growth         11/30/01          18.97        (0.14)         (4.06)         (4.20)
A              11/30/02          12.63        (0.09)         (2.22)         (2.31)
               11/30/03          10.32        (0.10)          3.42           3.32
               11/30/04          13.64        (0.12)          1.45           1.33
-----------------------------------------------------------------------------------
Mid Cap        11/30/00         $17.43       $(0.39)        $ 2.53         $ 2.14
Growth         11/30/01          18.39        (0.27)         (3.91)         (4.18)
B              11/30/02          12.07        (0.20)         (2.11)         (2.31)
               11/30/03           9.76        (0.22)          3.20           2.98
               11/30/04          12.74        (0.24)          1.35           1.11
-----------------------------------------------------------------------------------
Mid Cap        03/30/00-
Growth         11/30/00/(C)/    $22.79       $(0.35)        $(3.58)        $(3.93)
C              11/30/01          18.86        (0.33)         (3.99)         (4.32)
               11/30/02          12.40        (0.24)         (2.17)         (2.41)
               11/30/03           9.99        (0.25)          3.27           3.02
               11/30/04          13.01        (0.30)          1.37           1.07
-----------------------------------------------------------------------------------
Core Mid Cap   03/25/04-
A              11/30/04/(D)/    $20.00       $(0.02)        $ 1.71         $ 1.69
-----------------------------------------------------------------------------------
Core Mid Cap   03/25/04-
B              11/30/04/(D)/    $20.00       $(0.22)        $ 1.75         $ 1.53
-----------------------------------------------------------------------------------
Core Mid Cap   03/25/04-
C              11/30/04/(D)/    $20.00       $(0.18)        $ 1.72         $ 1.54
-----------------------------------------------------------------------------------

                            Less Distributions
               -------------------------------------------
                Dividends                                    Net asset
                (from net    Distributions                     value,
Fund/          investment   (from realized       Total         end of
Share Class      income)        gains)       distributions     period
----------------------------------------------------------------------
Flex Cap
Opportunity        $--           $  --           $  --         $ 6.08
A                   --              --              --           4.93
                    --              --              --           3.52
                    --              --              --           4.33
                    --              --              --           4.58
----------------------------------------------------------------------
Flex Cap
Opportunity        $--           $  --           $  --         $ 6.03
B                   --              --              --           4.85
                    --              --              --           3.42
                    --              --              --           4.16
                    --              --              --           4.36
----------------------------------------------------------------------
Flex Cap
Opportunity        $--           $  --           $  --         $ 6.04
C                   --              --              --           4.85
                    --              --              --           3.44
                    --              --              --           4.18
                    --              --              --           4.38
----------------------------------------------------------------------
Small              $--           $0.72           $0.72         $ 7.02
Company             --            1.74            1.74           5.61
A                   --            0.05            0.05           5.17
                    --              --              --           6.74
                    --            0.09            0.09           7.82
----------------------------------------------------------------------
Small              $--           $0.72           $0.72         $ 6.64
Company             --            1.74            1.74           5.15
B                   --            0.05            0.05           4.69
                    --              --              --           6.06
                    --            0.09            0.09           6.96
----------------------------------------------------------------------
Small
Company            $--           $  --           $  --         $ 5.58
C                   --            0.05            0.05           5.09
                    --              --              --           6.58
                    --            0.09            0.09           7.57
----------------------------------------------------------------------
Mid Cap            $--           $1.18           $1.18         $18.97
Growth              --            2.14            2.14          12.63
A                   --              --              --          10.32
                    --              --              --          13.64
                    --              --              --          14.97
----------------------------------------------------------------------
Mid Cap            $--           $1.18           $1.18         $18.39
Growth              --            2.14            2.14          12.07
B                   --              --              --           9.76
                    --              --              --          12.74
                    --              --              --          13.85
----------------------------------------------------------------------
Mid Cap
Growth             $--           $  --           $  --         $18.86
C                   --            2.14            2.14          12.40
                    --              --              --           9.99
                    --              --              --          13.01
                    --              --              --          14.08
----------------------------------------------------------------------
Core Mid Cap
A                  $--           $  --           $  --         $21.69
----------------------------------------------------------------------
Core Mid Cap
B                  $--           $  --           $  --         $21.53
----------------------------------------------------------------------
Core Mid Cap
C                  $--           $  --           $  --         $21.54
----------------------------------------------------------------------

                            Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
                                                                                    Ratio of
                                                Ratio of           Ratio         net investment
                                              expenses to          of net        income (loss)
              Net assets      Ratio of        average net          income          to average
 Total        at end of     expenses to      assets before       (loss) to     net assets before    Portfolio
return*         period      average net         expense         average net    voluntary expense     turnover
  (%)       (000 omitted)    assets (%)   reimbursements**(%)    assets (%)   reimbursements**(%)    rate (%)
-------------------------------------------------------------------------------------------------------------
(39.20)++     $   31,303       1.55+             1.55+            (0.37)+           (0.37)+           122++
(18.91)           27,213       1.75              1.75             (0.80)            (0.80)            109
(28.60)           17,000       1.80              1.80             (1.34)            (1.34)            197
 23.01            21,253       1.97              1.97             (1.37)            (1.37)            170
  5.77            21,817       1.76              1.76             (1.04)            (1.04)            191
-------------------------------------------------------------------------------------------------------------
(39.70)++     $   15,602       2.42+             2.42+            (1.28)+           (1.28)+           122++
(19.57)           12,841       2.71              2.71             (1.75)            (1.75)            109
(29.48)            7,775       2.89              2.89             (2.43)            (2.43)            197
 21.64             9,099       3.21              3.21             (2.61)            (2.61)            170
  4.81             8,466       2.81              2.81             (2.10)            (2.10)            191
-------------------------------------------------------------------------------------------------------------
(39.60)++     $    4,940       2.28+             2.28+            (1.15)+           (1.15)+           122++
(19.70)            3,887       2.66              2.66             (1.70)            (1.70)            109
(29.07)            2,530       2.68              2.68             (2.22)            (2.22)            197
 21.51             2,899       2.96              2.96             (2.37)            (2.37)            170
  4.78             2,655       2.74              2.74             (2.03)            (2.03)            191
-------------------------------------------------------------------------------------------------------------
 39.48        $  156,484       1.25              1.25             (0.03)            (0.03)             87
  6.85           211,052       1.21              1.21             (0.06)            (0.06)             58
 (7.03)          310,172       1.22              1.22             (0.27)            (0.27)             54
 30.37           689,720       1.20              1.20             (0.29)            (0.29)             36
 17.54         1,063,847       1.12              1.12             (0.31)            (0.31)             53
-------------------------------------------------------------------------------------------------------------
 38.27        $   25,733       2.12              2.12             (0.90)            (0.90)             87
  5.77            42,110       2.12              2.12             (0.98)            (0.98)             58
 (8.06)           58,931       2.14              2.14             (1.19)            (1.19)             54
 29.21           102,522       2.16              2.16             (1.24)            (1.24)             36
 16.52           144,580       2.04              2.04             (1.23)            (1.23)             53
-------------------------------------------------------------------------------------------------------------
  2.76++      $    1,890       2.45+             2.45+            (1.56)+           (1.56)+            58++
 (7.97)           25,153       2.19              2.19             (1.25)            (1.25)             54
 29.27            90,383       2.03              2.03             (1.13)            (1.13)             36
 16.58           165,175       1.93              1.93             (1.12)            (1.12)             53
-------------------------------------------------------------------------------------------------------------
 13.85        $  206,488       1.14              1.14             (0.83)            (0.83)            135
(24.45)          148,973       1.27              1.27             (0.99)            (0.99)             88
(18.29)          109,161       1.31              1.31             (0.80)            (0.80)            230
 32.17           137,019       1.31              1.31             (0.98)            (0.98)            116
  9.75           147,021       1.24              1.24             (0.90)            (0.90)             98
-------------------------------------------------------------------------------------------------------------
 12.88        $   42,310       2.00              2.00             (1.71)            (1.71)            135
(25.20)           33,322       2.27              2.27             (2.00)            (2.00)             88
(19.14)           24,321       2.30              2.30             (1.79)            (1.79)            230
 30.53            28,615       2.47              2.47             (2.13)            (2.13)            116
  8.71            26,608       2.20              2.20             (1.86)            (1.86)             98
-------------------------------------------------------------------------------------------------------------
(17.24)++     $    1,688       2.11+             2.11+            (1.87)+           (1.87)+           135
(25.33)            2,447       2.61              2.61             (2.36)            (2.36)             88
(19.44)            1,675       2.65              2.65             (2.15)            (2.15)            230
 30.23             1,951       2.72              2.72             (2.39)            (2.39)            116
  8.22             2,873       2.61              2.61             (2.27)            (2.27)             98
-------------------------------------------------------------------------------------------------------------
  8.45++      $   18,027       1.44+             1.44+            (0.10)+           (0.10)+            22++
-------------------------------------------------------------------------------------------------------------
  7.65++      $    1,827       2.79+             2.79+            (1.44)+           (1.44)+            22++
-------------------------------------------------------------------------------------------------------------
  7.70++      $    1,526       2.49+             2.49+            (1.14)+           (1.14)+            22++
-------------------------------------------------------------------------------------------------------------

                                  See Page 84 for notes to Financial Highlights.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Income From Investment Operations
                                           ----------------------------------------
                                                         Net gains or
                                                           losses on
                 Fiscal        Net asset       Net        securities
                  year           value,    investment   (both realized   Total from
 Fund/          (period        beginning     income           and        investment
 Share Class     ended)        of period     (loss)       unrealized)    operations
-----------------------------------------------------------------------------------
International   11/30/00         $21.28      $ 0.21         $(0.90)        $(0.69)
Equity          11/30/01          18.64        0.12          (2.16)         (2.04)
A               11/30/02          13.21        0.17          (1.37)         (1.20)
                11/30/03          11.83        0.16           2.09           2.25
                11/30/04          13.82        0.20           3.17#          3.37
-----------------------------------------------------------------------------------
International   11/30/00         $20.95      $ 0.02         $(0.89)        $(0.87)
Equity          11/30/01          18.30       (0.02)         (2.13)         (2.15)
B               11/30/02          12.94        0.02          (1.35)         (1.33)
                11/30/03          11.57        0.01           2.05           2.06
                11/30/04          13.53        0.06           3.07#          3.13
-----------------------------------------------------------------------------------
International   11/30/00         $21.08      $ 0.07         $(0.99)        $(0.92)
Equity          11/30/01          18.47       (0.08)         (2.13)         (2.21)
C               11/30/02          13.05       (0.03)         (1.35)         (1.38)
                11/30/03          11.63       (0.04)          2.07           2.03
                11/30/04          13.59       (0.01)          3.14#          3.13
-----------------------------------------------------------------------------------
Growth          11/30/00         $21.30      $(0.02)        $(2.74)        $(2.76)
Index           11/30/01          18.53        0.03          (3.26)         (3.23)
A               11/30/02          15.30        0.07          (2.93)         (2.86)
                11/30/03          12.43        0.10           1.35           1.45
                11/30/04          13.82        0.19           0.64           0.83
-----------------------------------------------------------------------------------
Growth          11/30/00         $21.28      $(0.19)        $(2.71)        $(2.90)
Index           11/30/01          18.38       (0.10)         (3.22)         (3.32)
B               11/30/02          15.06       (0.06)         (2.89)         (2.95)
                11/30/03          12.11       (0.02)          1.31           1.29
                11/30/04          13.40        0.07           0.62           0.69
-----------------------------------------------------------------------------------
Growth          03/30/00-
Index           11/30/00/(c)/    $23.59       (0.29)        $(4.94)        $(5.23)
C               11/30/01          18.36       (0.36)         (3.22)         (3.58)
                11/30/02          14.78       (0.18)         (2.80)         (2.98)
                11/30/03          11.80       (0.18)          1.22           1.04
                11/30/04          12.84       (0.03)          0.60           0.57
-----------------------------------------------------------------------------------
Common          11/30/00         $42.91      $ 0.30         $ 1.54         $ 1.84
Stock           11/30/01          41.22        0.24          (2.50)         (2.26)
A               11/30/02          33.18        0.22          (3.91)         (3.69)
                11/30/03          25.70        0.17           4.08           4.25
                11/30/04          29.76        0.23           3.53           3.76
-----------------------------------------------------------------------------------
Common          11/30/00         $42.82      $(0.03)        $ 1.53         $ 1.50
Stock           11/30/01          41.08       (0.05)         (2.48)         (2.53)
B               11/30/02          33.04       (0.05)         (3.88)         (3.93)
                11/30/03          25.50       (0.08)          4.05           3.97
                11/30/04          29.46       (0.06)          3.49           3.43
-----------------------------------------------------------------------------------
Common          11/30/00         $42.90      $(0.04)        $ 1.52         $ 1.48
Stock           11/30/01          41.16       (0.03)         (2.54)         (2.57)
C               11/30/02          33.08       (0.06)         (3.90)         (3.96)
                11/30/03          25.51       (0.14)          4.05           3.91
                11/30/04          29.41       (0.08)          3.48           3.40
-----------------------------------------------------------------------------------

                              Less Distributions
                -------------------------------------------
                Dividends                                     Net asset
                 (from net    Distributions                     value,
 Fund/          investment   (from realized       Total         end of
 Share Class      income)        gains)       distributions     period
-----------------------------------------------------------------------
International    $0.26          $1.69             $1.95         $18.64
Equity            0.18           3.21              3.39          13.21
A                 0.14           0.04              0.18          11.83
                  0.19           0.07              0.26          13.82
                  0.14             --              0.14          17.05
-----------------------------------------------------------------------
International    $0.09          $1.69             $1.78         $18.30
Equity              --           3.21              3.21          12.94
B                   --           0.04              0.04          11.57
                 $0.03           0.07              0.10          13.53
                    --             --                --          16.66
-----------------------------------------------------------------------
International    $  --          $1.69             $1.69         $18.47
Equity              --           3.21              3.21          13.05
C                   --           0.04              0.04          11.63
                    --           0.07              0.07          13.59
                    --             --                --          16.72
-----------------------------------------------------------------------
Growth           $0.01          $0.00***          $0.01         $18.53
Index               --             --                --          15.30
A                 0.01             --              0.01          12.43
                  0.06             --              0.06          13.82
                  0.09             --              0.09          14.56
-----------------------------------------------------------------------
Growth           $  --          $ 0.00***         $  --         $18.38
Index               --             --                --          15.06
B                   --             --                --          12.11
                    --             --                --          13.40
                    --             --                --          14.09
-----------------------------------------------------------------------
Growth
Index            $  --          $  --             $  --         $18.36
C                   --             --                --          14.78
                    --             --                --          11.80
                    --             --                --          12.84
                    --             --                --          13.41
-----------------------------------------------------------------------
Common           $0.31          $3.22             $3.53         $41.22
Stock             0.27           5.51              5.78          33.18
A                 0.18           3.61              3.79          25.70
                  0.19             --              0.19          29.76
                  0.15          $2.13              2.28          31.24
-----------------------------------------------------------------------
Common           $0.02           3.22             $3.24         $41.08
Stock             0.00***        5.51              5.51          33.04
B                   --           3.61              3.61          25.50
                  0.01             --              0.01          29.46
                    --           2.13              2.13          30.76
-----------------------------------------------------------------------
Common           $  --          $3.22             $3.22         $41.16
Stock             0.00***        5.51              5.51          33.08
C                   --           3.61              3.61          25.51
                  0.01             --              0.01          29.41
                    --           2.13              2.13          30.68
-----------------------------------------------------------------------

                                          Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
                                                                                   Ratio of
                                                Ratio of           Ratio        net investment
                                              expenses to          of net       income (loss)
              Net assets      Ratio of        average net          income         to average
 Total        at end of     expenses to      assets before       (loss) to    net assets before     Portfolio
return*         period      average net         expense         average net    voluntary expense     turnover
  (%)       (000 omitted)    assets (%)   reimbursements**(%)    assets (%)   reimbursements**(%)    rate (%)
-------------------------------------------------------------------------------------------------------------
 (3.85)       $   96,354        1.23              1.23             1.06               1.06              47
(13.51)           98,079        1.26              1.26             0.88               0.88              29
 (9.21)           75,951        1.30              1.30             1.26               1.26              33
 19.61            86,913        1.35              1.35             1.38               1.38              28
 24.58#          109,959        1.31              1.31             1.34               1.34              28
-------------------------------------------------------------------------------------------------------------
 (4.79)       $   22,974        2.19              2.19             0.08               0.08              47
(14.36)           17,176        2.21              2.21            (0.08)             (0.08)             29
(10.31)           12,668        2.44              2.44             0.16               0.16              33
 18.03            11,255        2.67              2.67             0.13               0.13              28
 23.13#           11,802        2.45              2.45             0.22               0.22              28
-------------------------------------------------------------------------------------------------------------
 (5.00)       $    2,080        2.33              2.33             0.32               0.32              47
(14.59)            1,622        2.36              2.36            (0.43)             (0.43)             29
(10.61)            1,370        2.90              2.90            (0.25)             (0.25)             33
 17.64             1,856        2.96              2.96            (0.24)             (0.24)             28
 23.03#            3,394        2.54              2.54             0.17               0.17              28
-------------------------------------------------------------------------------------------------------------
(12.97)       $   68,451        0.66              0.76            (0.07)             (0.17)             30
(17.43)           57,585        0.66              0.78             0.19               0.07              52
(18.73)           47,721        0.65              0.79             0.49               0.36              29
 11.73            56,154        0.65              0.85             0.79               0.59              24
  6.03            61,945        0.65              0.81             1.37               1.21              19
-------------------------------------------------------------------------------------------------------------
(13.62)       $   20,314        1.45              1.54            (0.85)             (0.94)             30
(18.06)           15,778        1.48              1.60            (0.63)             (0.75)             52
(19.59)           11,867        1.59              1.73            (0.44)             (0.58)             29
 10.65            12,952        1.60              1.80            (0.16)             (0.36)             24
  5.15            12,327        1.54              1.71             0.44               0.28              19
-------------------------------------------------------------------------------------------------------------
(22.17)++     $      608        2.35+             2.45+           (1.81)+            (1.90)+            30
(19.50)              864        3.23              3.34            (2.37)             (2.48)             52
(20.16)              797        2.55              2.68            (1.39)             (1.52)             29
  8.81             1,228        2.96              3.16            (1.53)             (1.73)             24
  4.44             2,385        2.09              2.25             0.01              (0.15)             19
-------------------------------------------------------------------------------------------------------------
  4.80        $1,313,790        1.03              1.03             0.75               0.75              52
 (6.43)        1,129,290        1.06              1.06             0.66               0.66              65
(12.55)          889,066        1.02              1.02             0.76               0.76              55
 16.67           979,837        1.08              1.08             0.62               0.62              76
 13.19         1,042,308        1.05              1.05             0.76               0.76              57
-------------------------------------------------------------------------------------------------------------
  3.94        $  125,430        1.86              1.86            (0.08)             (0.08)             52
 (7.20)          112,871        1.86              1.86            (0.14)             (0.14)             65
(13.39)           80,772        1.96              1.96            (0.18)             (0.18)             55
 15.57            72,163        2.03              2.03            (0.32)             (0.32)             76
 12.12            61,909        1.99              1.99            (0.21)             (0.21)             57
-------------------------------------------------------------------------------------------------------------
  3.87        $    5,616        1.93              1.93            (0.11)             (0.11)             52
 (7.30)            6,987        1.91              1.91            (0.12)             (0.12)             65
(13.48)            5,018        2.02              2.02            (0.23)             (0.23)             55
 15.32             5,774        2.24              2.24            (0.54)             (0.54)             76
 12.03             6,530        2.06              2.06            (0.25)             (0.25)             57
-------------------------------------------------------------------------------------------------------------

                                  See Page 84 for notes to Financial Highlights.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                Income From Investment Operations
                                             ----------------------------------------
                                                           Net gains or
                                                             losses on
                   Fiscal        Net asset       Net         securities
                    year           value,    investment   (both realized   Total from
Fund/              (period       beginning     income           and        investment
Share Class        ended)        of period     (loss)       unrealized)    operations
-------------------------------------------------------------------------------------
Balanced          11/30/00         $19.38       $0.61         $ 0.25         $ 0.86
A                 11/30/01          18.67        0.46          (0.47)         (0.01)
                  11/30/02          16.57        0.32          (1.50)         (1.18)
                  11/30/03          14.10        0.24           1.81           2.05
                  11/30/04          15.90        0.28           1.29           1.57
-------------------------------------------------------------------------------------
Balanced          11/30/00         $19.41       $0.47         $ 0.25         $ 0.72
B                 11/30/01          18.70        0.31          (0.45)         (0.14)
                  11/30/02          16.61        0.20          (1.50)         (1.30)
                  11/30/03          14.15        0.11           1.82           1.93
                  11/30/04          15.95        0.15           1.29           1.44
-------------------------------------------------------------------------------------
Balanced          11/30/00         $19.39       $0.41         $ 0.23         $ 0.64
C                 11/30/01          18.68        0.31          (0.48)         (0.17)
                  11/30/02          16.58        0.18          (1.49)         (1.31)
                  11/30/03          14.11        0.08           1.82           1.90
                  11/30/04          15.92        0.13           1.29           1.42
-------------------------------------------------------------------------------------
Balanced          11/30/00         $19.32       $0.38         $ 0.27         $ 0.65
D                 11/30/01          18.63        0.23          (0.48)         (0.25)
                  11/30/02          16.51        0.15          (1.51)         (1.36)
                  11/30/03          14.05        0.07           1.79           1.86
                  11/30/04          15.84        0.22           1.28           1.50
-------------------------------------------------------------------------------------
High Yield        11/30/00         $ 9.19       $0.86         $(1.42)        $(0.56)
Bond              11/30/01           7.76        0.72          (0.10)          0.62
A                 11/30/02           7.66        0.63          (0.18)          0.45
                  11/30/03           7.48        0.63           0.71           1.34
                  11/30/04           8.20        0.56           0.16#          0.72
-------------------------------------------------------------------------------------
High Yield        11/30/00         $ 9.18       $0.82         $(1.42)        $(0.60)
Bond              11/30/01           7.75        0.69          (0.09)          0.60
B                 11/30/02           7.66        0.59          (0.19)          0.40
                  11/30/03           7.47        0.57           0.72           1.29
                  11/30/04           8.19        0.51           0.14#          0.65
-------------------------------------------------------------------------------------
High Yield        11/30/00         $ 9.19       $0.76         $(1.42)        $(0.66)
Bond              11/30/01           7.78        0.62          (0.08)          0.54
C                 11/30/02           7.70        0.56          (0.19)          0.37
                  11/30/03           7.53        0.55           0.72           1.27
                  11/30/04           8.26        0.48           0.16#          0.64
-------------------------------------------------------------------------------------
Capital Markets   03/10/03-
Income            11/30/03/(E)/    $10.00       $0.32         $ 1.23         $ 1.55
A                 11/30/04          11.25        0.40           0.65           1.05
-------------------------------------------------------------------------------------
Capital Markets   03/10/03-
Income            11/30/03/(E)/    $10.00       $0.25         $ 1.25         $ 1.50
B                 11/30/04          11.24        0.31           0.64           0.95
-------------------------------------------------------------------------------------
Capital Markets   03/10/03-
Income            11/30/03/(E)/    $10.00       $0.27         $ 1.25         $ 1.52
C                 11/30/04          11.25        0.32           0.63           0.95
-------------------------------------------------------------------------------------
Bond              11/30/00         $ 5.94       $0.41         $(0.13)        $ 0.28
A                 11/30/01           5.81        0.37           0.36           0.73
                  11/30/02           6.17        0.30          (0.10)          0.20
                  11/30/03           6.07        0.28           0.15           0.43
                  11/30/04           6.22        0.27           0.01#          0.28
-------------------------------------------------------------------------------------
Bond              11/30/00         $ 5.96       $0.36         $(0.14)        $ 0.22
B                 11/30/01           5.82        0.32           0.37           0.69
                  11/30/02           6.19        0.25          (0.10)          0.15
                  11/30/03           6.09        0.23           0.16           0.39
                  11/30/04           6.25        0.21           0.01#          0.22
-------------------------------------------------------------------------------------
Tax-Free          11/30/00         $12.60       $0.64         $ 0.30         $ 0.94
Income            11/30/01          12.90        0.62           0.42           1.04
A                 11/30/02          13.32        0.58           0.06           0.64
                  11/30/03          13.38        0.52           0.14           0.66
                  11/30/04          13.52        0.43          (0.20)          0.23
-------------------------------------------------------------------------------------

                               Less Distributions
                  -------------------------------------------


                   Dividends                                    Net asset
                   (from net    Distributions                     value,
Fund/             investment   (from realized       Total         end of
Share Class         income)        gains)       distributions     period
-------------------------------------------------------------------------
Balanced             $0.62        $0.95             $1.57         $18.67
A                     0.50         1.59              2.09          16.57
                      0.33         0.96              1.29          14.10
                      0.25           --              0.25          15.90
                      0.28         0.36              0.64          16.83
-------------------------------------------------------------------------
Balanced             $0.48        $0.95             $1.43         $18.70
B                     0.36         1.59              1.95          16.61
                      0.20         0.96              1.16          14.15
                      0.13           --              0.13          15.95
                      0.14         0.36              0.50          16.89
-------------------------------------------------------------------------
Balanced             $0.40        $0.95             $1.35         $18.68
C                     0.34         1.59              1.93          16.58
                      0.20         0.96              1.16          14.11
                      0.09           --              0.09          15.92
                      0.14         0.36              0.50          16.84
-------------------------------------------------------------------------
Balanced             $0.39        $0.95             $1.34         $18.63
D                     0.28         1.59              1.87          16.51
                      0.14         0.96              1.10          14.05
                      0.07           --              0.07          15.84
                      0.18         0.36              0.54          16.80
-------------------------------------------------------------------------
High Yield           $0.87        $  --             $0.87         $ 7.76
Bond                  0.72           --              0.72           7.66
A                     0.63           --              0.63           7.48
                      0.62           --              0.62           8.20
                      0.57           --              0.57           8.35
-------------------------------------------------------------------------
High Yield           $0.83        $  --             $0.83         $ 7.75
Bond                  0.69           --              0.69           7.66
B                     0.59           --              0.59           7.47
                      0.57           --              0.57           8.19
                      0.51           --              0.51           8.33
-------------------------------------------------------------------------
High Yield           $0.75        $  --             $0.75         $ 7.78
Bond                  0.62           --              0.62           7.70
C                     0.54           --              0.54           7.53
                      0.54           --              0.54           8.26
                      0.48           --              0.48           8.42
-------------------------------------------------------------------------
Capital Markets
Income               $0.30        $  --             $0.30         $11.25
A                     0.48         0.00***           0.48          11.82
-------------------------------------------------------------------------
Capital Markets
Income               $0.26        $  --             $0.26         $11.24
B                     0.39         0.00***           0.39          11.80
-------------------------------------------------------------------------
Capital Markets
Income               $0.27        $  --             $0.27         $11.25
C                     0.40         0.00***           0.40          11.80
-------------------------------------------------------------------------
Bond                 $0.41        $  --             $0.41         $ 5.81
A                     0.37           --              0.37           6.17
                      0.30           --              0.30           6.07
                      0.28           --              0.28           6.22
                      0.29           --              0.29           6.21
-------------------------------------------------------------------------
Bond                 $0.36        $  --             $0.36         $ 5.82
B                     0.32           --              0.32           6.19
                      0.25           --              0.25           6.09
                      0.23           --              0.23           6.25
                      0.24           --              0.24           6.23
-------------------------------------------------------------------------
Tax-Free             $0.64        $  --             $0.64         $12.90
Income                0.62           --              0.62          13.32
A                     0.58           --              0.58          13.38
                      0.52           --              0.52          13.52
                      0.43         0.04              0.47          13.28
-------------------------------------------------------------------------

                                          Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
                                                                                  Ratio of
                                              Ratio of           Ratio         net investment
                                            expenses to          of net        income (loss)
            Net assets      Ratio of        average net          income          to average
 Total      at end of     expenses to      assets before       (loss) to     net assets before    Portfolio
return*       period      average net         expense         average net    voluntary expense     turnover
  (%)     (000 omitted)    assets (%)   reimbursements**(%)   assets (%)    reimbursements**(%)    rate (%)
-----------------------------------------------------------------------------------------------------------
  4.82       $231,855         1.13             1.13              3.29              3.29             127
 (0.14)       216,950         1.15             1.15              2.58              2.58             124
 (7.67)       188,386         1.21             1.21              2.06              2.06             159
 14.75        214,533         1.21             1.21              1.53              1.53             242
 10.12        231,599         1.17             1.17              1.73              1.73             220
-----------------------------------------------------------------------------------------------------------
  3.99       $ 45,617         1.91             1.91              2.52              2.52             127
 (0.86)        44,616         1.93             1.93              1.80              1.80             124
 (8.35)        36,607         1.98             1.98              1.29              1.29             159
 13.74         33,652         2.07             2.07              0.68              0.68             242
  9.21         30,780         1.99             1.99              0.89              0.89             220
-----------------------------------------------------------------------------------------------------------
  3.54       $  3,066         2.24             2.24              2.20              2.20             127
 (1.06)         5,578         2.06             2.06              1.61              1.61             124
 (8.47)         4,344         2.08             2.08              1.18              1.18             159
 13.56          4,811         2.26             2.26              0.47              0.47             242
  9.08          5,694         2.09             2.09              0.80              0.80             220
-----------------------------------------------------------------------------------------------------------
  3.62       $  1,983         2.38             2.38              2.06              2.06             127
 (1.52)         4,164         2.54             2.54              1.13              1.13             124
 (8.82)         6,644         2.51             2.51              0.78              0.78             159
 13.28          8,951         2.44             2.44              0.29              0.29             242
  9.69         20,689         1.51             1.51              1.42              1.42             220
-----------------------------------------------------------------------------------------------------------
 (6.74)      $ 18,235         1.26             1.26              9.78              9.78             105
  8.34         22,215         1.28             1.28              9.21              9.21             148
  6.09         40,181         1.25             1.25              8.35              8.35             111
 18.71        110,431         1.19             1.19              7.85              7.85              86
  9.09#       149,886         1.16             1.16              6.83              6.83              78
-----------------------------------------------------------------------------------------------------------
 (7.16)      $ 44,921         1.68             1.68              9.36              9.36             105
  8.06         44,300         1.68             1.68              8.84              8.84             148
  5.49         47,552         1.71             1.71              7.88              7.88             111
 17.87         45,061         1.96             1.96              7.22              7.22              86
  8.14#        31,471         2.08             2.08              5.97              5.97              78
-----------------------------------------------------------------------------------------------------------
 (7.74)      $  1,204         2.39             2.39              8.55              8.55             105
  7.22          1,810         2.45             2.45              7.88              7.88             148
  5.00          4,208         2.27             2.27              7.20              7.20             111
 17.54         13,143         2.17             2.17              6.93              6.93              86
  8.03#        13,921         2.13             2.13              5.89              5.89              78
-----------------------------------------------------------------------------------------------------------
 15.61++     $ 38,147         1.17+            1.17+             3.94+             3.94+            131++
  9.58         52,951         1.17             1.17              3.52              3.52             136
-----------------------------------------------------------------------------------------------------------
 15.11++     $  8,782         1.93+            1.93+             3.21+             3.21+            131++
  8.65         13,497         1.99             1.99              2.73              2.73             136
-----------------------------------------------------------------------------------------------------------
 15.29++     $  5,771         1.60+            1.60+             3.49+             3.49+            131++
  8.70          9,114         1.84             1.84              2.90              2.90             136
-----------------------------------------------------------------------------------------------------------
  5.02       $ 71,561         0.78             0.98              7.08              6.89             177
 13.01         75,629         0.91             0.98              6.15              6.08             210
  3.38         75,807         1.01             1.01              4.87              4.87             298
  7.23         73,888         0.99             0.99              4.11              4.11             366
  4.56#        73,191         0.97             0.97              4.26              4.26             350
-----------------------------------------------------------------------------------------------------------
  3.95       $ 18,549         1.66             1.85              6.22              6.02             177
 12.14         22,559         1.75             1.82              5.31              5.24             210
  2.44         25,126         1.87             1.87              4.00              4.00             298
  6.43         21,987         1.88             1.88              3.23              3.23             366
  3.48#        16,726         1.92             1.92              3.31              3.31             350
-----------------------------------------------------------------------------------------------------------
  7.74       $ 68,850         0.77             0.96              5.08              4.89               5
  8.15         72,771         0.74             0.95              4.62              4.41              21
  4.92         72,498         0.75             0.95              4.33              4.13              30
  4.97         69,380         0.85             0.91              3.81              3.74              63
  1.71         59,374         0.93             0.93              3.23              3.23              21
-----------------------------------------------------------------------------------------------------------

                                  See Page 84 for notes to Financial Highlights.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                        Income From Investment Operations                Less Distributions
                                     --------------------------------------  -----------------------------------------

                                                   Net gains or
                                                     losses on
                 Fiscal   Net asset      Net       securities                 Dividends                                 Net asset
                  year     value,    investment  (both realized  Total from   (from net   Distributions                   value,
Fund/            (period  beginning    income          and       investment  investment  (from realized      Total        end of
Share Class      ended)   of period    (loss)      unrealized)   operations    income)       gains)      distributions    period
---------------------------------------------------------------------------------------------------------------------------------
New York        11/30/00    $11.20     $  0.63       $ 0.39        $  1.02     $  0.63         $--          $  0.63       $11.59
Tax-Free        11/30/01     11.59        0.57         0.45           1.02        0.57          --             0.57        12.04
Income          11/30/02     12.04        0.52         0.21           0.73        0.52          --             0.52        12.25
A               11/30/03     12.25        0.47         0.31           0.78        0.47          --             0.47        12.56
                11/30/04     12.56        0.45        (0.20)          0.25        0.45          --             0.45        12.36
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania    11/30/00    $12.15     $  0.60       $ 0.31        $  0.91     $  0.60         $--          $  0.60       $12.46
Tax-Free        11/30/01     12.46        0.54         0.41           0.95        0.54          --             0.54        12.87
Trust           11/30/02     12.87        0.49         0.20           0.69        0.49          --             0.49        13.07
A               11/30/03     13.07        0.46         0.25           0.71        0.46          --             0.46        13.32
                11/30/04     13.32        0.41        (0.22)          0.19        0.41          --             0.41        13.10
---------------------------------------------------------------------------------------------------------------------------------
Government      11/30/00    $ 9.56     $  0.64       $ 0.25        $  0.89     $  0.64         $--          $  0.64       $ 9.81
Securities      11/30/01      9.81        0.57         0.38           0.95        0.57          --             0.57        10.19
A               11/30/02     10.19        0.51         0.15           0.66        0.51          --             0.51        10.34
                11/30/03     10.34        0.38         0.12           0.50        0.46          --             0.46        10.38
                11/30/04     10.38        0.39         0.10           0.49        0.45          --             0.45        10.42
---------------------------------------------------------------------------------------------------------------------------------
Short Maturity  11/30/00    $ 9.58     $  0.64       $(0.02)       $  0.62     $  0.64         $--          $  0.64       $ 9.56
Government      11/30/01      9.56        0.57         0.15           0.72        0.57          --             0.57         9.71
A               11/30/02      9.71        0.47         0.07           0.54        0.47          --             0.47         9.78
                11/30/03      9.78        0.22        (0.05)          0.17        0.41          --             0.41         9.54
                11/30/04      9.54        0.29        (0.04)          0.25        0.42          --             0.42         9.37
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury   11/30/00    $ 1.00     $0.0504       $   --        $0.0504     $0.0504         $--          $0.0504       $ 1.00
Money Market    11/30/01      1.00      0.0361           --         0.0361      0.0361          --           0.0361         1.00
A               11/30/02      1.00      0.0115           --         0.0115      0.0115          --           0.0115         1.00
                11/30/03      1.00      0.0032           --         0.0032      0.0032          --           0.0032         1.00
                11/30/04      1.00      0.0038           --         0.0038      0.0038          --           0.0038         1.00
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury   11/30/00    $ 1.00     $0.0473       $   --        $0.0473     $0.0473         $--          $0.0473       $ 1.00
Money Market    11/30/01      1.00      0.0340           --         0.0340      0.0340          --           0.0340         1.00
B               11/30/02      1.00      0.0089           --         0.0089      0.0089          --           0.0089         1.00
                11/30/03      1.00      0.0022           --         0.0022      0.0022          --           0.0022         1.00
                11/30/04      1.00      0.0015           --         0.0015      0.0015          --           0.0015         1.00
---------------------------------------------------------------------------------------------------------------------------------

(A)  Commenced operations February 25, 2000.
(B)  Commenced operations July 9, 2001.
(C)  Commenced operations March 30, 2000.
(D) Portfolio commenced operations March 25, 2004. First public offering March 29, 2004. Portfolio data shown.
(E)  Commenced operations March 10, 2003.
# On July 1, 2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:
+    Annualized.
++   Not annualized.
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge or CDSC is reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).
***  Represents less than $.005 of average daily shares outstanding.

                                                    Impact on       Impact on
                                                  net realized    total return
                                 Reimbursement        gains            (%)
                                 ---------------------------------------------
International Equity Fund - A       $566,981          $0.09           0.66
International Equity Fund - B         62,699           0.08           0.59
International Equity Fund - C         15,951           0.09           0.66
High Yield Bond Fund - A               2,801           0.00           0.00
High Yield Bond Fund - B                 837           0.00           0.00
High Yield Bond Fund - C                 308           0.00           0.00
Bond Fund - A                          8,059           0.00           0.00
Bond Fund - B                          2,039           0.00           0.00

                                        Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
                                                                                  Ratio of
                                              Ratio of           Ratio         net investment
                                            expenses to          of net         income (loss)
            Net assets      Ratio of        average net          income          to average
 Total      at end of     expenses to      assets before       (loss) to     net assets before    Portfolio
return*       period      average net         expense         average net    voluntary expense     turnover
  (%)     (000 omitted)    assets (%)   reimbursements**(%)    assets (%)   reimbursements**(%)    rate (%)
-----------------------------------------------------------------------------------------------------------
  9.40       $ 18,718         0.02              0.96              5.54              4.61               4
  8.90         23,275         0.37              0.93              4.71              4.14               4
  6.19         26,560         0.52              0.93              4.27              3.86              13
  6.49         32,478         0.68              0.89              3.81              3.60               5
  2.01         29,035         0.87              0.91              3.58              3.54               8
-----------------------------------------------------------------------------------------------------------
  7.75       $ 28,493         0.75              1.17              4.93              4.51               7
  7.68         29,362         1.07              1.19              4.16              4.05               8
  5.49         31,411         1.14              1.14              3.79              3.79              23
  5.51         29,420         1.18              1.18              3.44              3.44               9
  1.41         27,452         1.24              1.24              3.07              3.07              11
-----------------------------------------------------------------------------------------------------------
  9.72       $ 60,651         0.87              1.03              6.72              6.56             232
  9.96         73,046         0.85              1.00              5.68              5.53             379
  6.70        107,121         0.86              1.01              4.72              4.56             452
  4.85        102,713         0.95              0.98              3.62              3.59             576
  4.80        104,738         0.98              0.98              3.78              3.78             473
-----------------------------------------------------------------------------------------------------------
  6.70       $ 52,317         0.77              1.18              6.71              6.30              88
  7.74         92,410         0.77              1.15              5.90              5.52             141
  5.68        257,690         0.77              1.09              3.81              3.49              74
  1.79        367,541         0.81              1.06              2.24              1.99             119
  2.64        322,431         0.91              1.07              3.06              2.90             136
-----------------------------------------------------------------------------------------------------------
  5.18       $127,056         0.73              0.73              5.05              5.05              --
  3.64        118,894         0.69              0.69              3.56              3.56              --
  1.15         97,136         0.73              0.73              1.16              1.16              --
  0.32         79,511         0.78              0.79              0.32              0.31              --
  0.38         79,107         0.75              0.77              0.38              0.37              --
-----------------------------------------------------------------------------------------------------------
  4.85       $  4,068         1.03              1.03              4.72              4.72              --
  3.43          6,311         0.89              0.89              3.21              3.21              --
  0.89          9,948         0.88              0.88              0.86              0.86              --
  0.22          5,946         0.87              1.09              0.24              0.02              --
  0.15          4,543         0.98              1.21              0.15             (0.09)             --
-----------------------------------------------------------------------------------------------------------

Notes to Financial Statements

(1) Significant Accounting Policies:

The Sentinel Family of Funds (the "Funds") are comprised of the Sentinel Group Funds, Inc. (the "Company") and the Sentinel Pennsylvania Tax Free Trust (the "Trust"). The Company and the Trust are registered as open-end investment companies under the Investment Company Act of 1940, as amended. The Company consists of sixteen separate series - Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel Core Mid Cap Fund, Sentinel International Equity Fund, Sentinel Growth Index Fund (a non-diversified series), Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Capital Markets Income Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. The Sentinel Pennsylvania Tax-Free Trust is also a non-diversified fund. All Funds offer one class of shares now referred to as Class A shares. In addition, Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel Core Mid Cap, Sentinel International Equity, Sentinel Growth Index, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Capital Markets Income, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B shares. A third class of shares called Class C shares are offered for Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel Core Mid Cap, Sentinel International Equity, Sentinel Growth Index, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond and Sentinel Capital Markets Income. Balanced Fund also offers a fourth class of shares called Class D shares.

     The following is a summary of significant accounting policies followed by the Funds.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The mean price is used for valuation purposes. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Funds' board. The board has delegated this responsibility to a pricing committee, subject to their review and supervision. In regards to Sentinel International Equity Fund, it has been determined to fair value daily foreign securities through use of an independent pricing service to among other things, avoid stale prices and make the Fund less attractive to market timers. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

     (1)  the Sentinel Growth Index Fund;
     (2) when trades occur on a day that happens to coincide with the end of a financial reporting period; or
     (3) at the discretion of management if significant price movements are deemed large enough to impact the calculation of the net asset value per share.

     Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed income securities. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Sentinel New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York and Pennsylvania respectively.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2004.

                             Accumulated     Accumulated undistributed
                            undistributed    net realized gain (loss)
                           net investment   on investments and foreign     Paid-in
          Fund              income (loss)      currency transactions       capital
------------------------   --------------   --------------------------   -----------
Flex Cap ...............     $  460,858              $        --         $  (460,858)
Small Company ..........      5,869,407               (5,869,407)                 --
Mid Cap Growth .........      1,803,138                       --          (1,803,138)
Core Mid Cap ...........         24,227                       --             (24,227)
International Equity ...        (70,699)                  70,699                  --
Balanced ...............        558,981                 (558,981)                 --
High Yield .............          4,446                   (4,446)                 --
Capital Markets ........        431,505                 (431,505)                 --
Bond ...................        326,564                 (326,564)                 --
Government Sec .........        559,241                 (559,241)                 --
Short Maturity .........      4,469,208               (4,385,983)            (83,225)

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities, Sentinel Short Maturity Government and Sentinel Capital Markets Income Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel International Equity Fund and Sentinel Capital Markets Income Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

     (1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
     (2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

     The Sentinel International Equity Fund and Sentinel Capital Markets Income Fund do not isolate the portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts: International Equity Fund and Capital Markets Income Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in value of foreign currencies relative to the U.S. dollar. A Fund's risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities.

H. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

I. Options: When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

     There were no option transactions during the fiscal year ended November 30, 2004.

J. Line of Credit: The Funds have obtained access to an unsecured line of credit of up to $30,000,000 from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. In addition, a commitment fee of 0.1% of the unused balance is paid annually to the custodian bank. Such amounts are considered insignificant during the current year period.

     At November 30, 2004 Sentinel Common Stock and Sentinel Flex Cap Opportunity Fund had outstanding balances of $796,100 and $67,000 respectively against this line of credit. The average weighted interest rate was 2.625%.

K. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

     Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class. Class specific expenses such as 12b-1 distribution, blue sky registration and NASDAQ listing fees are charged to the appropriate class.

     Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

     Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset. The ratio of expenses to average net assets as set forth in the Financial Highlights of each Fund has not been reduced by this offset.

     The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors Company ("SAC"), a Vermont general partnership whose general partners are National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., each an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Advisory Agreement, the Funds paid SAC during the period a monthly fee determined as follows: (1) With respect to Sentinel Flex Cap Opportunity Fund: 0.75% per annum on the first $500 million of average daily net assets; 0.70% per annum on such assets in excess of $500 million (0.90% per annum on its average daily net assets prior to January 1, 2004). (2) With respect to Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (3) With respect to Core Mid Cap Fund: 0.75% per annum on the first $500 million of average net assets, and 0.70% per annum on assets in excess of $500 million. (4) With respect to Sentinel Growth Index Fund: 0.30% per annum on the average daily net assets. (5) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (6) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (7) With respect to Sentinel Capital Markets Income Fund: 0.60% per annum on the average daily net assets of the Fund. (8) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (9) With respect to Pennsylvania Tax-Free Trust: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. (10) With respect to Sentinel U.S. Treasury Money Market Fund:
0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

     With respect to Sentinel International Equity Fund, SAC has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel International Equity Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel International Equity Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

     With respect to Sentinel High Yield Bond Fund and Sentinel Capital Markets Income Fund, SAC has entered into a sub-advisory agreement with Evergreen Investment Management Company ("Evergreen"). Pursuant to such agreement, Evergreen provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Evergreen equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by

SAC to Evergreen will always be at least 0.35% per annum of the average daily net assets. With regards to Sentinel Capital Markets Income Fund, Sentinel Advisors pays Evergreen a sub-advisory fee equal to 0.25% per annum of the average daily value of the net assets.

     With respect to Sentinel Flex Cap Opportunity Fund, Fred Alger Management, Inc. provided a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objectives and policies under a subadvisory agreement which terminated on December 31, 2003. Under the agreement, the Advisor paid a fee to Alger equal to 0.50% per annum of the average daily net assets.

     All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds' Class B shares (except Sentinel U.S. Treasury Money Market Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans". Each of the Funds, Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans". The Sentinel Balanced Fund Class D has adopted a distribution plan referred to as the "D Plan".

     Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the "Distributor," a subsidiary of National Life Insurance Company) a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A shares outstanding in the case of the Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel Core Mid Cap, Sentinel International Equity, Sentinel Common Stock, Sentinel Balanced and Sentinel Capital Markets Income Funds, (b) 0.20% of average daily net assets relating to A shares outstanding in the case of the Sentinel Growth Index, Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Pennsylvania Tax-Free Trust and Sentinel Government Securities Funds or (c) 0.35% of average daily net assets relating to A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees are used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund. The Growth Index Fund Class A shares are not assessed a distribution fee in respect to the seed money and exchange money from separate accounts owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to this class to be less than 0.20%. Both Sentinel Capital Markets Income Fund and Sentinel Core Mid Cap Class A, B and C shares are not assessed a distribution fee in respect to the seed money shares owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to these classes of less than 0.30%, 1.00% and 1.00% respectively, for so long as National Life maintains its investment in these share classes.

     Under the Plan applicable to the Class B shares, the Class B shares of each of the Flex Cap Opportunity, Common Stock, Balanced, Mid Cap Growth, Core Mid Cap, Small Company, International Equity, Capital Markets Income, High Yield and Bond Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other distribution, sales and marketing expenditures applicable to the Class B shares. The Class B shares of the Sentinel Growth Index Fund pays to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

     Under the Plan applicable to the Class C shares, the Class C shares of each of the Flex Cap Opportunity, Mid Cap Growth, Core Mid Cap, Small Company, Growth Index, Common Stock, Balanced, International Equity, Capital Markets Income and High Yield Bond Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which 0.75% is distribution fee and 0.25% service fee. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

     Under the Plan Applicable to Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Distribution fees are not assessed on National Life Insurance Company's investment in this class of shares. This results in an overall Rule 12b-1 fee of less than 0.75%.

     These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

     The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

     The Distributor also receives a sales charge added to the net asset value received by the Company on the sale of its Class A shares. This compensation is not an expense of the Company and does not affect its operating results. The Distributor has advised the Company that it received sales charges aggregating $6,952,138 for the fiscal year ended November 30, 2004. The Company has been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $523,034 after allowances of $1,933,620 to Equity Services, Inc., and $59,769 to Hornor, Townsend & Kent, Inc. ("HTK") and $266,038 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $4,169,677 to other investment dealers. During this same period, the Distributor advised the Company that it received $90,038 in contingent deferred sales charges from certain redemptions of Class A shares, $820,061 in contingent deferred sales charges from redemptions of Class B shares, $95,259 in contingent deferred sales charges from redemptions of Class C shares and $11,490 in contingent deferred sales charges from redemptions of Class D shares.

     During the year ended November 30, 2004 the Company transacted purchases and sales of portfolio securities through

JMS for which they received $9,545 in brokerage commissions. In addition JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions noted above.

     Each director of Sentinel Group Funds who is not an employee of the advisor or an affiliated company is paid an annual fee of $18,000 plus $2,250 for each meeting of the Board of Directors attended. In regards to Pennsylvania Tax-Free Trust, each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each Board of Trustees meeting attended. Certain directors of the Funds have chosen to have their fees deferred in accordance with the Funds' deferred compensation plan. These amounts are included in Directors' fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively. Directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

     Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, HTK and SMC, the Funds receive fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Funds have contracted for with outside providers. Fees paid to SASC for the fiscal year ended November 30, 2004 were $5,349,790.

     SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel International Equity Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B, C and D shares (excluding the Sentinel International Equity Fund) would also be reduced proportionately. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 2004 did not exceed 1.30% of average daily net assets, attributable to Class A shares of any Fund.

     For the period March 30, 2003 through March 30, 2004 Sentinel Advisors voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios.

     .    Short Maturity Government Fund Class A shares 0.82%
     .    New York Tax-Free Income Class A shares 0.75%

     Effective March 31, 2004 Sentinel Advisors has voluntarily agreed to reimburse the Short Maturity Government Fund for advisory fees or other expenses necessary to limit the Fund's overall expense ratio, after expense offset, (i.e. net of certain credits against Fund expenses) to 0.95%. Management currently anticipates that reimbursement of the Short Maturity Government Fund will end on March 1, 2005.

     With respect to the Sentinel Growth Index Fund Class A, Sentinel Advisors voluntarily waives advisory fees and other expenses to the extent necessary to limit the overall expense ratio to 0.65%. Sentinel Advisors currently intends to continue this fee waiver indefinitely: however, it may change or terminate the fee waiver at any time after November 30, 2004.

     In case of the Sentinel Growth Index Fund, the reimbursement of advisory fees will also benefit both the Class B and Class C shares of Sentinel Growth Index Fund.

     For the fiscal year ended November 30, 2004, the total amount reimbursable to Sentinel Growth Index Class A was $94,503, Sentinel Growth Index Class B $20,457, Sentinel Growth Index Class C $3,222, Sentinel New York Tax-Free Class A $13,159, and Sentinel Short Maturity Government Fund Class A $544,899. In addition, Sentinel U.S. Treasury Money Market Class B is being reimbursed for Blue Sky registration fees that only pertain to that class and both Class A and Class B are being reimbursed for certain transfer agency fees. That reimbursable amount totals $8,931 for Class A and $12,362 for Class B.

     As of November 30, 2004, National Life, Penn Mutual and their affiliates, and members of the Vermont general partnerships held ownership of the Funds as follows:

                                                                     Approximate
                                                                     % Ownership
                                                                     -----------
Sentinel Growth Index Fund - Class A .............................      21.2%
Sentinel Balanced Fund - Class D .................................      49.1%
Sentinel Capital Markets Income Fund - Class A ...................      16.7%
Sentinel Capital Markets Income Fund - Class B ...................       8.7%
Sentinel Capital Markets Income Fund - Class C ...................      19.4%
Sentinel Core Mid Cap Fund - Class A .............................      28.9%
Sentinel Core Mid Cap Fund - Class B .............................       5.9%
Sentinel Core Mid Cap Fund - Class C .............................       7.1%
Sentinel U.S. Treasury Money Market Fund - Class A ...............      20.9%
Sentinel U.S. Treasury Money Market Fund - Class B ...............       1.8%

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the fiscal year ended November 30, 2004 were as follows:

                           Purchases of                    Sales of
                            other than    Purchases of    other than
                               U.S.           U.S.           U.S.       Sales of U.S.
                            Government     Government     Government     Government
                            direct and     direct and     direct and     direct and
                              agency         agency         agency         agency
          Fund              obligations    obligations    obligations    obligations
------------------------   ------------   ------------   ------------   -------------
Flex Cap Opportunity ...   $ 63,096,945   $         --   $ 64,825,541    $         --
Small Company ..........    847,077,865             --    543,765,654              --
Mid Cap Growth .........    165,141,584             --    173,026,180              --
Core Mid Cap ...........     21,159,899             --      2,686,930              --
International Equity ...     31,640,712             --     30,612,813              --
Growth Index ...........     16,561,436             --     13,990,164              --
Common Stock ...........    598,092,449             --    622,047,392              --
Balanced ...............    105,706,161    500,851,665    109,002,666     492,158,618
High Yield Bond ........    142,433,159             --    128,285,189              --
Capital Markets ........     60,053,752     41,683,868     48,689,180      34,970,048
Bond ...................      9,771,645    305,396,400     22,691,090     293,952,956
Tax-Free ...............     12,739,813             --     19,430,377              --
NY Tax-Free ............      2,407,099             --      5,733,271              --
PA Tax-Free ............      3,023,587             --      4,505,520              --
Government .............             --    483,796,164             --     481,594,961
Short Maturity .........             --    457,784,034             --     496,530,800

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

     For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 2004 as follows:

Capital Loss Carryforward

                                                                     Expiring in
                                                                     -----------
Sentinel Flex Cap Opportunity                          $12,383,376    11/30/2008
                                                        20,962,297    11/30/2009
                                                        11,222,962    11/30/2010
                                                       -----------
   Total                                               $44,568,635
                                                       ===========

Sentinel Mid Cap Growth                                $19,863,986    11/30/2009
                                                        46,931,295    11/30/2010
                                                       -----------
   Total                                               $66,795,281
                                                       ===========

Sentinel Core Mid Cap                                  $   135,252    11/30/2012
                                                       ===========

Sentinel International Equity                          $   541,674    11/30/2011
                                                       ===========

Sentinel Growth Index                                  $ 1,377,084    11/30/2008
                                                        15,095,408    11/30/2009
                                                         9,840,676    11/30/2010
                                                         4,665,432    11/30/2011
                                                           546,921    11/30/2012
                                                       -----------
   Total                                               $31,525,521
                                                       ===========

Sentinel High Yield Bond                               $ 1,192,666    11/30/2007
                                                         5,502,189    11/30/2008
                                                        11,485,809    11/30/2009
                                                         2,122,093    11/30/2010
                                                       -----------
   Total                                               $20,302,757
                                                       ===========

Sentinel Bond                                          $   935,798    11/30/2007
                                                         6,075,636    11/30/2008
                                                       -----------
   Total                                               $ 7,011,434
                                                       ===========

Sentinel N.Y. Tax Free                                 $    27,498    11/30/2007
                                                            10,660    11/30/2008
                                                             5,151    11/30/2009
                                                       -----------
   Total                                               $    43,309
                                                       ===========

Sentinel Government Securities                         $ 2,194,029    11/30/2007
                                                           405,855    11/30/2008
                                                       -----------
   Total                                               $ 2,599,884
                                                       ===========

Sentinel Short Maturity Government                     $   166,838    11/30/2005
                                                         1,566,785    11/30/2007
                                                           748,798    11/30/2008
                                                         1,372,649    11/30/2010
                                                         9,464,512    11/30/2011
                                                         5,073,636    11/30/2012
                                                       -----------
   Total                                               $18,393,218
                                                       ===========

     During the year ended November 30, 2004, the Funds utilized capital losses as follows:

                                                                  Capital losses
Fund                                                                 utilized
----                                                              --------------
Flex Cap Opportunity ..........................................     $ 2,432,730
Mid Cap Growth ................................................      17,081,358
International Equity ..........................................       3,513,223
High Yield Bond ...............................................       4,400,389
Bond ..........................................................         982,147
New York Tax-Free Income ......................................         101,808
Pennsylvania Tax Free .........................................         161,509
Government Securities .........................................         989,200

     It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire. The Sentinel Short Maturity Government Fund had capital loss carryforwards expire this fiscal year in the amount of $83,225.

(4)  Fund Shares:

At November 30, 2004, 2 billion shares of one cent par value were authorized. There are 1.35 billion shares allocated to the various Funds as Class A shares, 330 million shares allocated to the various Funds as Class B shares, 160 million shares allocated to the various Funds as Class C shares and 20 million shares allocated to Sentinel Balanced Fund Class D shares.

Authorized Shares Outstanding at November 30, 2004

Class A Fund                                       Authorized Shares Outstanding
------------                                       -----------------------------
Flex Cap Opportunity                                          20,000,000
Small Company                                                160,000,000
Mid Cap Growth                                                25,000,000
Core Mid Cap                                                  20,000,000
International Equity                                          15,000,000
Growth Index                                                  20,000,000
Common Stock                                                  75,000,000
Balanced                                                      40,000,000
High Yield Bond                                               20,000,000
Capital Markets Income                                        20,000,000
Bond                                                          30,000,000
Tax-Free Income                                               25,000,000
New York Tax-Free Income                                      20,000,000
Government Securities                                         40,000,000
Short-Maturity Government                                     70,000,000
U.S. Treasury                                                750,000,000
                                                           -------------
                                                           1,350,000,000
                                                           -------------

*Pennsylvania Tax-Free Trust has unlimited authorized shares.

Class B Fund
------------
Flex Cap Opportunity                                          20,000,000
Small Company                                                 40,000,000
Mid Cap Growth                                                10,000,000
Core Mid Cap                                                  10,000,000
International Equity                                          20,000,000
Growth Index                                                  20,000,000
Common Stock                                                  20,000,000
Balanced                                                      20,000,000
High Yield Bond                                               20,000,000
Capital Markets Income                                        10,000,000
Bond                                                          20,000,000
Tax-Free Income                                               20,000,000
U.S. Treasury                                                100,000,000
                                                           -------------
                                                             330,000,000
                                                           -------------
Class C Fund
------------
Flex Cap Opportunity                                          20,000,000
Small Company                                                 40,000,000
Mid Cap Growth                                                20,000,000
Core Mid Cap                                                  10,000,000
International Equity                                          10,000,000
Growth Index                                                  20,000,000
Common Stock                                                  10,000,000
Balanced                                                      10,000,000
High Yield Bond                                               10,000,000
Capital Markets Income                                        10,000,000
                                                           -------------
                                                             160,000,000
                                                           -------------
Class D Fund
------------
Balanced                                                      20,000,000
                                                           -------------
Total allocated shares                                     1,860,000,000
                                                           =============
Unallocated shares                                           140,000,000
                                                           =============

     Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

                                                Shares issued                      Net
                                               in reinvestment                   increase
                                                 of dividends                   (decrease)
                                    Shares           and            Shares      in shares
Fund                                 sold       distributions     reacquired   outstanding
----                             -----------   ---------------   -----------   -----------
Year Ended 11/30/04
Flex Cap Opportunity - A .....       995,006             --        1,140,554      (145,548)
Flex Cap Opportunity - B .....       362,707             --          606,264      (243,557)
Flex Cap Opportunity - C .....        66,395             --          153,571       (87,176)
Small Company - A ............    78,123,631      1,237,044       45,701,081    33,659,594
Small Company - B ............     6,402,048        240,734        2,790,204     3,852,578
Small Company - C ............    11,972,747        182,196        4,079,771     8,075,172
Mid Cap Growth - A ...........     1,614,223             --        1,839,745      (225,522)
Mid Cap Growth - B ...........       338,036             --          663,107      (325,071)
Mid Cap Growth - C ...........        85,131             --           31,040        54,091
Core Mid Cap - A* ............       854,651             --           23,700       830,951
Core Mid Cap - B* ............        89,126             --            4,257        84,869
Core Mid Cap - C* ............        71,510             --              663        70,847
International Equity - A .....     1,645,002         53,401        1,536,818       161,585
International Equity - B .....       208,055             --          331,538      (123,483)
International Equity - C .....       175,898             --          109,508        66,390
Growth Index - A .............       849,144         15,936          673,969       191,111
Growth Index - B .............       105,826             --          196,933       (91,107)
Growth Index - C .............       116,844             --           34,649        82,195
Common Stock - A .............     2,404,582      2,163,754        4,122,468       445,868
Common Stock - B .............       277,809        174,083          888,619      (436,727)
Common Stock - C .............        60,021         14,098           57,622        16,497
Balanced - A .................     2,110,534        501,586        2,345,656       266,464
Balanced - B .................       325,033         62,156          675,311      (288,122)
Balanced - C .................       126,374          9,322           99,936        35,760
Balanced - D .................       730,994         19,473           83,819       666,648
High Yield - A ...............     9,335,567        548,063        5,409,388     4,474,242
High Yield - B ...............       703,186        151,378        2,579,586    (1,725,022)
High Yield - C ...............       493,251         66,553          498,591        61,213
Capital Markets Income - A ...     1,859,976        111,410          880,418     1,090,968
Capital Markets Income - B ...       480,281         26,446          144,107       362,620
Capital Markets Income - C ...       354,801         15,075          110,888       258,988
Bond - A .....................     1,929,800        362,195        2,384,916       (92,921)
Bond - B .....................       342,067         91,105        1,268,680      (835,508)
Tax-Free .....................       414,269        114,737        1,189,717      (660,711)
New York Tax-Free ............       183,049         54,327          473,475      (236,099)
Pennsylvania Tax-Free ........        49,511         42,474          205,789      (113,804)
Government ...................     2,550,590        358,319        2,754,443       154,466
Short Maturity ...............    13,102,826      1,299,356       18,519,825    (4,117,643)
U.S. Treasury - A ............   129,296,356        302,107      130,001,809      (403,346)
U.S. Treasury - B ............     3,376,416          7,049        4,786,617    (1,403,152)

*Commenced operations March 25, 2004.

                                                  Shares issued                      Net
                                                 in reinvestment                   increase
                                                   of dividends                   (decrease)
                                      Shares           and            Shares      in shares
Fund                                   sold       distributions     reacquired   outstanding
----                               -----------   ---------------   -----------   -----------
Year Ended 11/30/03
Flex Cap Opportunity - A .......     1,892,245             --        1,813,367        78,878
Flex Cap Opportunity - B .......       546,003             --          629,276       (83,273)
Flex Cap Opportunity - C .......        88,108             --          130,389       (42,281)
Small Company - A ..............    58,120,274             --       15,797,008    42,323,266
Small Company - B ..............     7,261,259             --        2,908,814     4,352,445
Small Company - C ..............     9,620,375             --          827,997     8,792,378
Mid Cap Growth - A .............     2,388,451             --        2,913,365      (524,914)
Mid Cap Growth - B .............       376,018             --          622,295      (246,277)
Mid Cap Growth - C .............       298,672             --          316,353       (17,681)
International Equity - A .......     4,280,103        130,631        4,543,412      (132,678)
International Equity - B .......       157,946          9,793          430,485      (262,746)
International Equity - C .......        53,467            780           35,535        18,712
Growth Index - A ...............       945,436         10,934          730,576       225,794
Growth Index - B ...............       141,387             --          154,723       (13,336)
Growth Index - C ...............        45,151             --           17,158        27,993
Common Stock - A ...............     2,489,854        194,642        4,361,523    (1,677,027)
Common Stock - B ...............       390,191          1,045        1,109,125      (717,889)
Common Stock - C ...............        52,855             44           53,274          (375)
Balanced - A ...................     2,676,533        201,555        2,739,842       138,246
Balanced - B ...................       396,049         19,831          892,763      (476,883)
Balanced - C ...................        69,800          1,632           76,971        (5,539)
Balanced - D ...................       176,758          2,322           86,925        92,155
High Yield - A .................    11,676,172        398,206        3,974,842     8,099,536
High Yield - B .................     1,998,967        210,514        3,068,555      (859,074)
High Yield - C .................     1,373,770         62,881          403,741     1,032,910
Capital Markets Income - A** ...     3,601,753         34,111          245,470     3,390,394
Capital Markets Income - B** ...       812,180          7,413           38,152       781,441
Capital Markets Income - C** ...       550,749          4,207           41,784       513,172
Bond - A .......................     2,731,886        363,903        3,708,621      (612,832)
Bond - B .......................       924,344        112,862        1,640,276      (603,070)
Tax-Free .......................     1,018,622        137,543        1,441,394      (285,229)
New York Tax-Free ..............       732,417         57,607          372,433       417,591
Pennsylvania Tax-Free ..........       142,399         54,822          391,835      (194,614)
Government .....................     4,784,781        396,660        5,643,418      (461,977)
Short Maturity .................    30,004,361      1,321,586       19,135,939    12,190,008
U.S. Treasury - A ..............   151,533,219        270,112      169,428,497   (17,625,166)
U.S. Treasury - B ..............     7,428,868         19,095       11,449,508    (4,001,545)

**   Commenced operations March 10, 2003.

(5)  Post Retirement Benefits:

The Company provides certain health care and life insurance benefits to its retirees. At November 30, 2004 the projected obligation for such benefits had been accrued. The total liability as of November 30, 2004 is as follows:

Fund
----
Mid Cap Growth "A" ..................................................   $ 40,054
Common Stock "A" ....................................................    290,193
Balanced "A" ........................................................     66,075
Bond "A" ............................................................     21,491
Government Securities "A" ...........................................     23,911

(6)  Distributions to Shareholders:

The tax character of distributions paid during the year ended November 30, 2004 were as follows:

                                                      Long Term    Return
                            Ordinary    Tax-Exempt     Capital       of
Fund                         Income       Income        Gain      Capital      Total
--------------------------------------------------------------------------------------
Flex Cap
   Opportunity .........           --           --           --      --             --
Small Company ..........    5,353,468           --    6,730,425      --     12,083,893
Mid Cap Growth .........           --           --           --      --             --
Core Mid Cap ...........           --           --           --      --             --
International Equity ...      870,004           --           --      --        870,004
Growth Index ...........      365,810           --           --      --        365,810
Common Stock ...........   42,284,375           --   38,349,869      --     80,634,244
Balanced ...............   10,441,165           --           --      --     10,441,165
High Yield Bond ........   11,735,390           --           --      --     11,735,390
Capital Markets
   Income ..............    2,668,852           --           --      --      2,668,852
Bond ...................    4,121,290           --           --      --      4,121,290
Tax-Free Income ........           --    2,092,232      183,070      --      2,275,302
New York Tax-Free
   Income ..............        3,053    1,090,446           --      --      1,093,499
Pennsylvania
   Tax-Free Income .....           --      875,643           --      --        875,643
Government
   Securities ..........    4,426,198           --           --      --      4,426,198
Short Maturity
   Government ..........   14,797,725           --           --      --     14,797,725
U.S. Treasury
   Money Market ........      323,691           --           --      --        323,691

     The tax character of distributions paid during the year ended November 30, 2003 were as follows:

                                                      Long Term    Return
                            Ordinary    Tax-Exempt     Capital       of
Fund                         Income       Income        Gain      Capital      Total
--------------------------------------------------------------------------------------
Flex Cap
   Opportunity .........           --           --          --       --             --
Small Company ..........           --           --          --       --             --
Mid Cap Growth .........           --           --          --       --             --
International Equity ...    1,290,643           --     516,522       --      1,807,165
Growth Index ...........      219,989           --          --       --        219,989
Common Stock ...........    6,405,553           --          --       --      6,405,553
Balanced ...............    3,686,301           --          --       --      3,686,301
High Yield Bond ........    9,671,981           --          --       --      9,671,981
Capital Markets
   Income ..............      912,464           --          --       --        912,464
Bond ...................    4,412,576           --          --       --      4,412,576
Tax-Free Income ........           --    2,182,181          --       --      2,182,181
New York Tax-Free
   Income ..............           --    1,187,561          --       --      1,187,561
Pennsylvania
   Tax-Free Income .....           --    1,078,242          --       --      1,078,242
Government
   Securities ..........    4,927,859           --          --       --      4,927,859
Short Maturity
   Government ..........   15,256,842           --          --       --     15,256,842
U.S. Treasury
   Money Market ........      301,567           --          --       --        301,567

     As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                             Currently
                                                           Distributable
                             Currently       Currently       Long Term
                           Distributable   Distributable    Capital Gain      Unrealized
                              Ordinary       Tax-Exempt      or Capital      Appreciation
Fund                           Income          Income      Loss Carryover   (Depreciation)
------------------------------------------------------------------------------------------
Flex Cap
   Opportunity .........             --            --       (44,568,635)        4,524,748
Small Company ..........     37,063,889            --        50,890,255       248,796,450
Mid Cap Growth .........             --            --       (66,795,281)       39,674,702
Core Mid Cap ...........             --            --          (135,252)        1,431,868
International Equity ...      1,052,358            --          (541,674)       21,388,174
Growth Index ...........        819,244            --       (31,525,521)       (4,303,789)
Common Stock ...........     27,196,197            --        75,279,504       301,590,707
Balanced ...............      5,979,697            --         9,080,943        43,461,252
High Yield Bond ........         65,069            --       (20,302,757)       10,429,701
Capital Markets
   Income ..............      1,167,763            --           563,205         4,317,718
Bond ...................         59,336            --        (7,011,434)        1,493,637
Tax-Free Income ........         15,504        10,615         1,051,022         2,796,132
New York Tax-Free
   Income ..............            201            --           (43,309)        1,188,458
Pennsylvania
   Tax-Free Income .....             --        29,302           143,779         1,565,651
Government
   Securities ..........         37,317            --        (2,599,884)         (291,963)
Short Maturity
   Government ..........         41,152            --       (18,393,218)        2,106,157
U.S. Treasury
   Money Market ........         92,224            --                --                --

(7)  Subsequent Events:

At the Sentinel Funds Board of Directors meeting held on December 9, 2004 a new class of shares called "S" shares was authorized for Sentinel Short Maturity Government Fund. Management anticipates that these shares will commence operations in March 2005.

     On December 21, 2004, the Sentinel Funds paid the following dividends and distributions per share:

                                     Net      Short-term   Long-Term
                                 Investment     Capital     Capital
Fund                               Income        Gain         Gain
--------------------------------------------------------------------
Small Company - A ............      $  --       $.20767    $ .28514
Small Company - B ............         --        .20767      .28514
Small Company - C ............         --        .20767      .28514
International Equity - A .....       .165            --          --
Growth Index - A .............       .190            --          --
Growth Index - B .............       .063            --          --
Growth Index - C .............       .019            --          --
Common Stock - A .............       .117        .67638     2.12548
Common Stock - B .............       .044        .67638     2.12548
Common Stock - C .............       .042        .67638     2.12548
Balanced - A .................       .100        .29212      .52999
Balanced - B .................       .063        .29212      .52999
Balanced - C .................       .061        .29212      .52999
Balanced - D .................       .082        .29212      .52999
High Yield Bond - A ..........       .046            --          --
High Yield Bond - B ..........       .040            --          --
High Yield Bond - C ..........       .039            --          --
Capital Markets Income - A ...       .038        .14578      .08733
Capital Markets Income - B ...       .031        .14578      .08733
Capital Markets Income - C ...       .033        .14578      .08733
Bond - A .....................       .021            --          --
Bond - B .....................       .016            --          --
Tax-Free Income ..............       .035        .00352      .23829
New York Tax-Free Income .....       .034            --          --
Pennsylvania
   Tax-Free Income ...........       .028            --      .06916
Government Securities ........       .036            --          --
Short Maturity Government ....       .033            --          --

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel Core Mid Cap Fund, Sentinel International Equity Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Capital Markets Income Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel
U.S. Treasury Money Market Fund, comprising the Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust (hereafter referred to as the "Funds") at November 30, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 14, 2005

Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions (unaudited)

     Certain tax information for the Sentinel Group Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended November 30, 2004. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2004. The information required to complete your income tax returns for the calendar year will be sent to you in January 2005.

     The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes. The dividends paid by the Sentinel New York Tax-Free Income Fund from its net investment income are 99.72% tax-exempt for Federal income tax purposes.

                           Dividends   Qualified     Long-Term
                            Received    Dividend    Capital Gain
          Fund             Deduction     Income    Distributions
------------------------   ---------   ---------   -------------
Common Stock ...........     61.52%      61.39%     $38,349,869
Balanced ...............     30.62       30.56               --
High Yield .............      0.35        0.35               --
Growth Index ...........    100.00      100.00               --
Small Company ..........     21.68       21.62        6,730,425
Capital Markets ........     12.93       12.82               --
International Equity ...        --      100.00               --
Tax-Free Income ........        --          --          183,070

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge on-line at www.sentinelfunds.com and at www.sec.gov, or by calling 1-800-282-FUND
(3863).

Availability of Quarterly Schedule of Investments

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

How to contact Sentinel

By telephone. Getting in touch with Sentinel is as easy as making a telephone call, or going on the internet.

     You can contact Sentinel Investor Services 24 hours a day by calling 1-800-282-FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor Services representative, or access OnCall 24, Sentinel's account interaction service.

     The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

Over the internet. If you prefer, you may access Sentinel service and account information at www.sentinelfunds.com on the internet.

     You'll find complete information about Sentinel products, services, performance and prices. In addition, you'll also find a wealth of educational information designed to help you make informed investment decisions.

By mail. Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:          Express Deliveries:
Sentinel Funds              Sentinel Funds
P.O. Box 1499               One National Life Drive
Montpelier, VT 05601-1499   Montpelier, VT 05601

How to invest

To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

To add shares. You may add shares to the same fund you own by sending a check directly to Sentinel Administrative Service Company.

To invest automatically. Sentinel offers a number of ways to invest automatically.

     To transfer money periodically from your checking or savings account into any Sentinel fund:

     . Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Growth Index Fund and Sentinel Capital Markets Income Fund Automatic Investment Plan minimums: $100 initial & subsequent.)
     .    Decide the frequency of your investment.
     . Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.
     . You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar cost average. When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

     . Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.
     .    Allow at least one month for your first transfer to be made.

To invest by telephone. The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment
Service:

     .    Complete the Telephone Investment Service section of the Application.
     . You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel Investor Services.

To invest on the internet. To invest with Sentinel over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there.

The Government Direct Deposit Privilege. The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan. The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel Service, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

How to exchange shares among Sentinel funds

To make a telephone exchange. Call Investor Services before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

     . There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a fund you already own.
     . No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel fund.
     . New assets must remain in an account for a minimum of 15 days before they can be exchanged to another fund.
     .    Accounts must be identically registered.

To exchange on the internet. To exchange shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To make a mail exchange. Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges. You may ask to have shares liquidated in one Sentinel fund and purchased in one or more other Sentinel funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes

Registration. Call Investor Services for instructions.

Address. Call Investor Services - or complete the address change section on the back of your account statement and return in the post-paid return envelope. You may also change your address over the internet at www.sentinelfunds.com.

The Reinstatement Privilege. If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 365 days at no sales charge.

How to redeem shares

By telephone. Call before the close of business on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value.

To redeem on the internet. To redeem shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan. A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

     . Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.

     . For retirement accounts with American Guaranty & Trust Company (AG&T) serving as custodian, Systematic Withdrawal Plans based on a life-expectancy or fixed percentage are available.

By free check writing. Available on Class A shares of Sentinel High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free, New York Tax-Free, Pennsylvania Tax-Free and U.S. Treasury Money Market funds only.

     . The minimum amount per check is $500 ($250 for the U.S. Treasury Money Market Fund). Shares are redeemed to cover the amount of the check on the day the check is presented for payment.
     .    There is no maximum number of checks per month.
     .    Note that check writing is not available on retirement plan accounts.

Other services, features and information

Automatic reinvestment. Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel fund.

Distributions. You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts. Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel Service.

Confirmations. Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements. The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

     .    You will receive your Portfolio Statement quarterly.
     . You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements. Average cost basis statements are available for certain types of accounts. Call Investor Services for information.

Calculating the value of your account. Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Investor Services for your account balance information.

Trust services. A full range of trust instruments and professional trust management services are available through our affiliate, American Guaranty & Trust Company (AG&T). Established in 1914, AG&T is a Delaware-chartered company which, with its affiliates, currently holds approximately $1.3 billion in trust and retirement accounts.

Tax deferred retirement plans. Sentinel Service, as agent for American Guaranty & Trust Co., will act as custodian for:
     .    Individual Retirement Accounts (IRAs)
     .    SIMPLE IRAs
     .    403(b)(7) Plans
     .    Roth IRAs
     .    Roth Conversion IRAs
     .    Coverdell ESA
     .    SEP IRAs

Certificates. You can obtain certificates for your Sentinel Funds shares, but it's not recommended because you must return them when redeeming shares or changing ownership. Also, if certificates are lost or destroyed, you will have to purchase a surety bond from an insurance company to replace them.

Get electronic delivery of Fund documents with e-Delivery. Choosing e-Delivery will enable you to receive fund documents electronically via email - and help your fund group reduce the paper usage, printing and postage costs which contribute to overall fund expenses. You will also receive your Sentinel documents earlier than you would by mail. You may choose electronic delivery only, traditional mail delivery only or any combination of the two with respect to Quarterly Portfolio Statements & Shareholder News; Prospectuses, Annual & Semiannual Reports; and Fund Product & Educational Literature. You will be notified by email when the items you've selected for e-Delivery are available on the Sentinel Web site. To enroll, log onto www.sentinelfunds.com, go to "Account Access," and follow the prompts. Or, call Investor Services at 1-800 282-3863.

Would you like to make a comment to your Fund group - or request more information about investing? Return the self-addressed Information & Comment Form on page 105.

Your financial advisor is your best source for information about investing, but we'll also be happy to send you more information on the products and services listed on the Information & Comment Form on page 105.

Would you like to send a confidential comment to Sentinel's Chief Compliance Officer?

Log onto www.sentinelfunds.com, choose "Contact Sentinel" from the About Sentinel drop-down menu, and follow the prompts.

The Sentinel Funds Board of Directors

                                     [PHOTO]

Top row, left to right: Richard H. Showalter, Keniston P. Merrill, John Raisian.

Bottom row, left to right: Deborah G. Miller, Angela E. Vallot, Thomas H.
                           MacLeay, Susan M. Sterne, Nancy L. Rose,
                           Richard I. Johannesen, Jr.

Not pictured: John D.Feerick

Directors/Trustees

The same 10 persons serve as Directors of Sentinel Group Funds, Inc. and Trustees of Sentinel Pennsylvania Tax-Free Trust. Their names and other information about the nine independent Directors are set forth below.

                              Position(s)      Term of Office*                                          Number of
                               Held with        and Length of      Principal Occupation(s) During         Funds           Public
Name, Address, Age             the Funds         Time Served               Past Five Years               Overseen      Directorships
------------------------------------------------------------------------------------------------------------------------------------
John D. Feerick (68)       Director/Trustee   Director/Trustee   Fordham University School of Law -   2 registered    Wyeth -
140 West 62nd Street                          since 1984         Dean, 1982 to 2002; Professor of     investment      Director, 1987
New York, New York                                               Law, 2002 to present; Trustee -      companies       to present
10023                                                            New York Medical College, 2000 to    consisting of
                                                                 present; GHI - Director, 1999 to     17 portfolios
                                                                 present; American Arbitration
                                                                 Association - Former Director and
                                                                 Chair
------------------------------------------------------------------------------------------------------------------------------------
Richard I.                 Director/Trustee   Director/Trustee   Retired; Former Vice President and   2 registered
Johannesen, Jr. (70)                          since 1994         Manager - Bond Market Research       investment
87 Whitney Lane                                                  Department, Salomon Brothers Inc.    companies
Stowe, Vermont 05672                                                                                  consisting of
                                                                                                      17 portfolios
------------------------------------------------------------------------------------------------------------------------------------
Keniston P. Merrill        Director/Trustee   Director/Trustee   Retired; Former Chairman of the      2 registered
(68)                                          since 1987         Board of the Company, 1990 to        investment
Brainstorm Farm,                                                 1997; Chairman of the Board of the   companies
P.O. Box 404                                                     Pennsylvania Fund, 1990 to 1997;     consisting of
Randolph, Vermont                                                Sentinel Advisors Company -          17 portfolios
05060                                                            Chairman and Chief Executive
                                                                 Officer, 1993 to 1997; American
                                                                 Guaranty & Trust Company -
                                                                 Director, 1993 to 1997
------------------------------------------------------------------------------------------------------------------------------------
Deborah G. Miller          Director/Trustee   Director/Trustee   Enterprise Catalyst Group - Chief    2 registered    Libbey Inc. -
(55)                                          since 1995         Executive Officer, 1999 to           investment      Director, 2003
1117 Hamilton Avenue                                             present; Digital Equipment           companies       to present
Palo Alto, California                                            Corporation - Vice President-        consisting of
94301                                                            Americas Systems Business Unit,      17 portfolios
                                                                 1995 to 1998
------------------------------------------------------------------------------------------------------------------------------------
John Raisian, Ph.D.        Director/Trustee   Director/Trustee   Hoover Institution at Stanford       2 registered
(55)                                          since 1996         University - Director and Senior     investment
Hoover Institution,                                              Fellow, 1991 to present; Director,   companies
Stanford University                                              Stanford Faculty Club, 1994 to       consisting of
Serra and Galvey Streets                                         present; Member of the Editorial     17 portfolios
Stanford, California                                             Board, Journal of Labor Research,
94305-6010                                                       1983 to present; Member, American
                                                                 Economic Association, World
                                                                 Affairs Council, Council of
                                                                 Foreign Relations, National
                                                                 Association of Scholars

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.

                              Position(s)      Term of Office*                                          Number of
                               Held with        and Length of      Principal Occupation(s) During         Funds           Public
Name, Address, Age             the Funds         Time Served               Past Five Years               Overseen      Directorships
------------------------------------------------------------------------------------------------------------------------------------
Nancy L. Rose (46)         Director/Trustee   Director/Trustee   Massachusetts Institute of           2 registered    Charles River
MIT Department of                             since 2003         Technology - Professor of            investment      Associates,
Economics                                                        Economics, 1985 to present;          companies       Inc. -
50 Memorial Drive                                                National Bureau of Economic          consisting of   Director, 2004
Cambridge,                                                       Research - Director of Industrial    17 portfolios   to present
Massachusetts                                                    Organization Research Program,
02142-1347                                                       1990 to present
------------------------------------------------------------------------------------------------------------------------------------
Richard H. Showalter       Director/Trustee   Director/Trustee   Dartmouth-Hitchcock Alliance and     2 registered
(57)                                          since 2003         Mary Hitchcock Memorial Hospital     investment
Dartmouth-Hitchcock                                              - Senior Vice President and Chief    companies
Medical Center                                                   Financial Officer, 1985 to           consisting of
One Medical Center                                               present; Dartmouth-Hitchcock         17 portfolios
Drive                                                            clinic - Senior Vice President and
Lebanon, New                                                     Chief Financial Officer, 1999 to
Hampshire                                                        present; Dartmouth-Hitchcock
03756                                                            Medical Center - Treasurer, 1995
                                                                 to present
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Sterne (58)**     Director/Trustee   Director/Trustee   Economic Analysis Associates, Inc.   2 registered
5 Glen Court                                  since 1990         - President and Chief Economist,     investment
Greenwich,                                                       1979 to present                      companies
Connecticut                                                                                           consisting of
06830-4505                                                                                            17 portfolios
------------------------------------------------------------------------------------------------------------------------------------
Angela E. Vallot (48)      Director/Trustee   Director/Trustee   Angela Vallot Management             2 registered
370 Riverside Drive                           since 1996         Consulting, 2003 to present;         investment
Apt. 15E                                                         Colgate-Palmolive Company - Vice     companies
New York, New York                                               President - Global Workplace         consisting of
10025                                                            Initiatives, 2001 to 2003; Texaco,   17 portfolios
                                                                 Inc. - Director of Stakeholder
                                                                 Relations, 1997 to 2001; Of
                                                                 Counsel - Law firm of Arent, Fox,
                                                                 Kintner, Plotkin and Kahn,
                                                                 1989-1997; Associate - Law firm
                                                                 of Jones, Day, Reavis and Pogue,
                                                                 1985-1989; Trustee of the
                                                                 District of Columbia Retirement
                                                                 Board, 1992-1996

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.
** Ms. Sterne's son is married to the daughter of John M. Grab, Jr., the Vice President of the Funds.

Officers

Certain information relating to Thomas H. MacLeay, the Director/Trustee who is an "interested person" of the Funds as defined in the Investment Company Act, and to the other officers of the Funds, is set forth below. These individuals are interested persons of the Funds because of their positions with the investment adviser and the principal underwriter of the Funds, and their affiliates.

                              Position(s)     Term of Office***                                          Number of
                               Held with        and Length of       Principal Occupation(s) During         Funds          Public
Name, Address, Age             the Funds         Time Served                Past Five Years               Overseen     Directorships
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay          Chairman, and      Chairman since      National Life Group - Chairman of    2 registered
(56)                       Director/Trustee   2003                the Board and Chief Executive        investment
National Life Drive                                               Officer, 2002 to present;            companies
Montpelier, Vermont                                               President and Chief Operating        consisting of
05604                                                             Officer, 1996  to 2001; National     17 portfolios
                                                                  Life Insurance Company - Chief
                                                                  Financial Officer,1991 to 1996;
                                                                  various investment management,
                                                                  corporate planning and financial
                                                                  roles, 1975 to 1991
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Ehinger         President          President since     National Life Insurance Company -    2 registered
(51)                                          2003                Senior Vice President - NL           investment
National Life Drive                                               Financial Alliance Division, 2004    companies
Montpelier, Vermont                                               to present; Sentinel Management      consisting of
05604                                                             Company - President and Chief        17 portfolios
                                                                  Executive Officer since 2003;
                                                                  President and Chief Operating
                                                                  Officer 2001 to 2003; Sentinel
                                                                  Administrative Services Company
                                                                  and Equity Services, Inc. -
                                                                  President and Chief Executive
                                                                  Officer since 2001; President and
                                                                  Chief Operating Officer 1999 to
                                                                  2001; American Guaranty & Trust
                                                                  Company - Chairman since 2003;
                                                                  Lincoln Financial Advisors, Ft.
                                                                  Wayne, IN - Chief Operating
                                                                  Officer, 1990 to 1999
------------------------------------------------------------------------------------------------------------------------------------
John M. Grab, Jr.,         Vice President     Vice President      Sentinel Management Company -        2 registered
C.P.A. (58)                and Chief          since 1988,         Senior Vice President, 1993 to       investment
National Life Drive        Financial          Chief Financial     present; Sentinel Administrative     companies
Montpelier, Vermont        Officer            Officer since       Service Company - Senior Vice        consisting of
05604                                         2002                President, 1993 to present; ESI -    17 portfolios
                                                                  Senior Vice President and Chief
                                                                  Financial Officer, 1988 to
                                                                  present; American Institute of
                                                                  Certified Public Accountants; The
                                                                  Vermont Society of Certified
                                                                  Public Accountants

*** Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

                              Position(s)     Term of Office***                                          Number of
                               Held with        and Length of       Principal Occupation(s) During         Funds           Public
Name, Address, Age             the Funds         Time Served                Past Five Years               Overseen     Directorships
------------------------------------------------------------------------------------------------------------------------------------
Thomas P. Malone           Vice President     Vice President      Sentinel Administrative Service      2 registered
(48)                       and Treasurer      and Treasurer       Company - Vice President, 1997 to    investment
National Life Drive                           since 1997          present; Assistant Vice President,   companies
Montpelier, Vermont                                               1990 to 1997; Sentinel Group         consisting of
05604                                                             Funds, Inc. - Vice President &       17 portfolios
                                                                  Treasurer, 1997 to present;
                                                                  Assistant Vice President, 1990 to
                                                                  1997
------------------------------------------------------------------------------------------------------------------------------------
D. Russell Morgan          Chief              Secretary since     Sentinel Group Funds, Inc.,          2 registered
(49)                       Compliance         1988; Chief         Sentinel Variable Products Trust,    investment
National Life Drive        Officer and        Compliance          Sentinel Advisors Company, NL        companies
Montpelier, Vermont        Secretary          Officer since       Capital Management, Inc., National   consisting of
05604                                         2004                Life Variable Products Separate      17 portfolios
                                                                  Accounts - Chief Compliance
                                                                  Officer, 2004 to present;
                                                                  National Life - Assistant General
                                                                  Counsel, 2001 to 2004; Senior
                                                                  Counsel, 2000 to 2001; Counsel,
                                                                  1994 to 2000; Equity Services,
                                                                  Inc. - Counsel, 1986 to 2004;
                                                                  Sentinel Advisors Company -
                                                                  Sentinel Financial Services
                                                                  Company - Sentinel Administrative
                                                                  Service Company - Counsel, 1993
                                                                  to 2004

Investment Adviser                    Custodian and Dividend Paying Agent
Sentinel Advisors Company             State Street Bank - Kansas City

Principal Underwriter                 Transfer Agent, Shareholder Servicing
Sentinel Financial Services Company   Agent and Administrator
                                      Sentinel Administrative Service Company

Counsel
Sidley Austin Brown & Wood LLP

Independent Accountants
PricewaterhouseCoopers LLP

*** Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

                                 A Brief History

[GRAPHIC]

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

     Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

     Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Mid Cap Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Seven more Funds have since been added: Sentinel Government Securities Fund (September 2, 1986), Sentinel Tax-Free Income Fund (October 1, 1990), Sentinel High Yield Bond Fund (June 23, 1997), Sentinel Growth Index Fund (September 10, 1999), Sentinel Flex Cap Opportunity Fund (February 25, 2000), Sentinel Capital Markets Income Fund (March 10, 2003) and Sentinel Core Mid Cap Fund (March 29, 2004).

     In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. Also organized as a series fund, the "Cash Fund" was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

     On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine Provident Mutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. were Sentinel Small Company Fund, Sentinel International Equity Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds was Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group. Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

     On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund.

     Effective June 30, 2002, Provident Mutual sold its interest in the partnership to National Life.

     The seventeen funds in the Sentinel Family of Funds, which includes the sixteen funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $4.2 billion which are managed on behalf of shareholders in approximately 231,000 individual, corporate and institutional accounts. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

                       This page left blank intentionally.

                       Sentinel Information & Comment Form

Comments

------------------------------   Please send me more complete information,
                                 including a prospectus and the most current
------------------------------   Quarterly Performance Report, for the fund(s) or
                                 products I've checked below. I will read all
------------------------------   information carefully before I invest or send
                                 money.
------------------------------
                                 [ ]Sentinel Flex Cap Opportunity Fund   [ ]Sentinel Capital Markets Income Fund
------------------------------   [ ]Sentinel Small Company Fund          [ ]Sentinel Bond Fund
                                 [ ]Sentinel Mid Cap Growth Fund         [ ]Sentinel Tax-Free Income Fund
------------------------------   [ ]Sentinel Core Mid Cap Fund           [ ]Sentinel NY Tax-Free Income Fund
                                 [ ]Sentinel International Equity Fund   [ ]Sentinel PA Tax-Free Trust
------------------------------   [ ]Sentinel Growth Index Fund           [ ]Sentinel Gov't. Securities Fund
                                 [ ]Sentinel Common Stock Fund           [ ]Sentinel Short Maturity Gov't. Fund
------------------------------   [ ]Sentinel Balanced Fund               [ ]Sentinel U.S. Treas. Money Mkt. Fund
                                 [ ]Sentinel High Yield Bond Fund        [ ]Sentinel Advantage Variable Annuity
------------------------------
                                 Please send me information about:
------------------------------
                                 [ ] Sentinel Destinations Retirement Plan Administration control
------------------------------       for sponsors and administrators
                                 [ ] Sentinel SingleSource Remitter Service
------------------------------   [ ] Retirement Planning - The 30 Minute Strategy Kit
                                 [ ] Coverdell Education Savings Accounts
------------------------------   [ ] OnCall 24 Automated Account Interaction Service
                                 [ ] American Guaranty & Trust Company trust services
------------------------------   [ ] Sentinel IRA Plans                  [ ] 403(b) Retirement Plan Kit
                                 [ ] SIMPLE IRA Plans                    [ ] Telephone Investment Service
------------------------------   [ ] Payroll Savings Direct Deposit      [ ] Dollar Cost Averaging
                                 [ ] Government Direct Deposit           [ ] Asset Allocation - An Investor's
------------------------------                                               Guide
                                 [ ] Automatic Investment Plan           [ ] Other (complete below)
------------------------------   [ ] Please send me a copy of A Shareholder's Guide to Services at Sentinel.

------------------------------   ------------------------------------------------------------------------------

------------------------------   ------------------------------------------------------------------------------

------------------------------   ------------------------------------------------------------------------------
                                 Name
------------------------------   ------------------------------------------------------------------------------
                                 Address
------------------------------   ------------------------------------------------------------------------------
                                 City                                 State             Zip
------------------------------   ------------------------------------------------------------------------------
                                 Telephone (      )
------------------------------   ------------------------------------------------------------------------------

------------------------------   [LOGO]   Sentinel Funds
                                          Integrity Since 1934
------------------------------            Distributed by
                                          Sentinel Financial Services Company
------------------------------            National Life Drive, Montpelier, Vermont 05604
                                          1-800-282-FUND (3863)
------------------------------            www.sentinelfunds.com

     Fold Here
--------------------------------------------------------------------------------

     -----------------------------                                   -----------
                                                                        Place
     -----------------------------                                   First Class
                                                                       Postage
     -----------------------------                                       Here
                                                                     -----------

                       Sentinel Financial Services Company
                       National Life Drive
                       Montpelier, Vermont 05604

--------------------------------------------------------------------------------
     Fold Here

     Once Folded with the address showing on the outside, tape the long edge closed before mailing.

                       Sentinel Information & Comment Form

Comments

--------------------------   Please send me more complete information, including a prospectus and the most current Quarterly Performance Report, for the fund(s) or products I've checked
--------------------------   below. I will read all information carefully before I invest or send money.

--------------------------   [ ] Sentinel Flex Cap Opportunity Fund   [ ] Sentinel Capital Markets Income Fund
                             [ ] Sentinel Small Company Fund          [ ] Sentinel Bond Fund
--------------------------   [ ] Sentinel Mid Cap Growth Fund         [ ] Sentinel Tax-Free Income Fund
                             [ ] Sentinel Core Mid Cap Fund           [ ] Sentinel NY Tax-Free Income Fund
--------------------------   [ ] Sentinel International Equity Fund   [ ] Sentinel PA Tax-Free Trust
                             [ ] Sentinel Growth Index Fund           [ ] Sentinel Gov't. Securities Fund
--------------------------   [ ] Sentinel Common Stock Fund           [ ] Sentinel Short Maturity Gov't. Fund
                             [ ] Sentinel Balanced Fund               [ ] Sentinel U.S. Treas. Money Mkt. Fund
--------------------------   [ ] Sentinel High Yield Bond Fund        [ ] Sentinel Advantage Variable Annuity

--------------------------   Please send me information about:

--------------------------   [ ] Sentinel Destinations Retirement Plan Administration control for sponsors and administrators
--------------------------   [ ] Sentinel SingleSource Remitter Service
                             [ ] Retirement Planning - The 30 Minute Strategy Kit
--------------------------   [ ] Coverdell Education Savings Accounts
                             [ ] OnCall 24 Automated Account Interaction Service
--------------------------   [ ] American Guaranty & Trust Company trust services
                             [ ] Sentinel IRA Plans                   [ ] 403(b) Retirement Plan Kit
--------------------------   [ ] SIMPLE IRA Plans                     [ ] Telephone Investment Service
                             [ ] Payroll Savings Direct Deposit       [ ] Dollar Cost Averaging
--------------------------   [ ] Government Direct Deposit            [ ] Asset Allocation - An Investor's Guide
                             [ ] Automatic Investment Plan            [ ] Other (complete below)
--------------------------   [ ] Please send me a copy of A Shareholder's Guide to Services at Sentinel.

--------------------------   -----------------------------------------------------------------------------------

--------------------------   -----------------------------------------------------------------------------------

--------------------------   -----------------------------------------------------------------------------------
                             Name
--------------------------   -----------------------------------------------------------------------------------
                             Address
--------------------------   -----------------------------------------------------------------------------------
                             City                                     State           Zip
--------------------------   -----------------------------------------------------------------------------------
                             Telephone (     )
--------------------------   -----------------------------------------------------------------------------------

--------------------------   [LOGO]   Sentinel Funds
                                      Integrity Since 1934
--------------------------            Distributed by
                                      Sentinel Financial Services Company
--------------------------            National Life Drive, Montpelier, Vermont 05604
                                      1-800-282-FUND (3863)
--------------------------            www.sentinelfunds.com

--------------------------


     Fold Here
--------------------------------------------------------------------------------

     -----------------------------                                   -----------
                                                                        Place
     -----------------------------                                   First Class
                                                                       Postage
     -----------------------------                                       Here
                                                                     -----------

                       Sentinel Financial Services Company
                       National Life Drive
                       Montpelier, Vermont 05604

--------------------------------------------------------------------------------
     Fold Here

     Once Folded with the address showing on the outside, tape the long edge closed before mailing.

[LOGO] Sentinel Funds
       Integrity Since 1934

Sentinel Flex Cap Opportunity Fund
Sentinel Small Company Fund
Sentinel Mid Cap Growth Fund
Sentinel Core Mid Cap Fund
Sentinel International Equity Fund
Sentinel Growth Index Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel High Yield Bond Fund
Sentinel Capital Markets Income Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Pennsylvania Tax-Free Trust
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund

Member of
Forum for Investor Advice
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by                                                 -----------------
Sentinel Financial Services Company                                PRSRT STD
National Life Drive                                            U.S. POSTAGE PAID
Montpelier, Vermont 05604                                        LANCASTER, PA
(800) 233-4332                                                   Permit No. 91
www.sentinelfunds.com                                          -----------------

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2004, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended November 30, 2004 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(d) There were no waivers granted during the fiscal year ended November 30, 2004 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e)  Not applicable.
(f)  A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Trustees has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2003   $2,278
2004   $1,727

(b) Audit-Related Fees. PricewaterhouseCoopers has not provided any audit-related services to the Registrant that are not included in response to item 4(a).

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2003   $2,750
2004   $3,100

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Company ("SASC"), aggregate fees for services which in 2003 related to a review of SASC's anti-money-laundering procedures, and which in 2004 related to SASC SAS 70 reports and work on market timing and late trading procedures, in the last two fiscal years as follows:

2003   $52,400
2004   $62,005

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser ), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser ), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)  Not applicable.

(b)  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)    Code of Ethics.
(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3)    Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Pennsylvania Tax-Free Trust


By: /s/ Thomas H. MacLeay
    ----------------------------------
    Thomas H. MacLeay,
    Chairman & Chief Executive Officer

Date: February 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ John M. Grab
    ----------------------------------
    John M. Grab, Vice President
    & Chief Financial Officer

Date: February 8, 2005